___________________________________________________________________________________________________________

                           CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                                            STANDARD TERMS OF
                                     POOLING AND SERVICING AGREEMENT

                                       DATED AS OF FEBRUARY 1, 2007

___________________________________________________________________________________________________________

                                                TABLE OF CONTENTS

   SECTION 2.03.           Representations and Warranties of the Seller(s), Master Servicer
                           and Servicers.........................................................................40
   SECTION 2.04.           Representations and Warranties of the Depositor as to the Mortgage

   SECTION 3.05.           Collection of Mortgage Loans; Collection Accounts; Certificate
                           Account...............................................................................50
   SECTION 3.06.           Establishment of and Deposits to Escrow Accounts; Permitted
                           Withdrawals from Escrow Accounts; Payments of Taxes, Insurance and
                           Other Charges.........................................................................55
   SECTION 3.07.           Access to Certain Documentation and Information Regarding the
                           Non-Designated Mortgage Loans; Inspections............................................56
   SECTION 3.08.           Permitted Withdrawals from the Collection Accounts and Certificate
                           Account...............................................................................57
   SECTION 3.09.           Maintenance of Hazard Insurance; Mortgage Impairment Insurance and
                           Mortgage Guaranty Insurance Policy; Claims; Restoration of

   SECTION 3.12.           Trustee and Trust Administrator to Cooperate; Release of Mortgage
                           Files.................................................................................66
   SECTION 3.13.           Documents, Records and Funds in Possession of a Servicer to be

   SECTION 3.17.           Special Serviced Mortgage Loans; Repurchase of Certain Mortgage
                           Loans.................................................................................69
   SECTION 3.18.           Indemnification of the Trust Administrator, the Master Servicer

                                                                -i-

ARTICLE VII THE DEPOSITOR, THE SELLER, THE MASTER SERVICER, THE SERVICERS, THE SPECIAL SERVICER
                   AND THE MODIFICATION OVERSIGHT AGENT..........................................................87
   SECTION 7.01.           Liabilities of the Seller, the Depositor, the Master Servicer, the
                           Servicers, the Special Servicer and the Modification Oversight
                           Agent.................................................................................87
   SECTION 7.02.           Merger or Consolidation of the Seller, the Depositor, the Master
                           Servicer, the Servicers, the Special Servicer or the Modification
                           Oversight Agent.......................................................................87
   SECTION 7.03.           Limitation on Liability of the Seller, the Depositor, the Master
                           Servicer, the Servicers, the Special Servicer, the Modification
                           Oversight Agent and Others............................................................88
   SECTION 7.04.           Master Servicer, Servicers, Special Servicer and Modification
                           Oversight Agent Not to Resign; Transfer of Servicing..................................89
   SECTION 7.05.           Master Servicer, Seller, Special Servicer, Modification Oversight

   SECTION 8.02.           Master Servicer or Trust Administrator to Act; Appointment of

                                                                -ii-

   SECTION 10.10.          Appointment of Co-Trust Administrator or Separate Trust

                                                                -iii-

                                                 EXHIBITS

   Exhibit D-1:            Form of Class AR Certificate.......................................................D-1-1
   Exhibit D-2:            Form of Class AR-L Certificate.....................................................D-2-1

   Exhibit H-1:            Form of Servicer Information.......................................................H-1-1
   Exhibit H-2:            Reporting Data for Defaulted Loans.................................................H-2-1
   Exhibit H-3:            Form of Realized Loss Calculation..................................................H-3-1
   Exhibit I-1:            Form of Trust Receipt and Initial Certification....................................I-1-1
   Exhibit I-2:            Form of Trust Receipt and Subsequent Certification.................................I-2-1

   Exhibit M-1:            Form of Investment Letter..........................................................M-1-1
   Exhibit M-2:            Form of Rule 144A Letter...........................................................M-2-1
   Exhibit M-3:            Form of Regulation S Letter........................................................M-3-1

   Exhibit Z:              Form of Certification Regarding Substitution of Defective Mortgage
                           Loans ...............................................................................Z-1

                                                SCHEDULES

   Schedule I:             Mortgage Loan Schedule...............................................................I-1
   Schedule IIA:           Representations and Warranties of Seller - DLJMC...................................IIA-1
   Schedule IIB:           Representations and Warranties of Servicer, Special Servicer and
                           Modification Oversight Agent - SPS.................................................IIC-1
   Schedule IIC:           Representations and Warranties of Servicer - Wells Fargo...........................IID-1
   Schedule IID:           Representations and Warranties of Servicer - GreenPoint............................IIE-1
   Schedule IIE:           Representations and Warranties of Servicer - WMMSC.................................IIF-1
   Schedule III:           Representations and Warranties of DLJMC - Mortgage Loans...........................III-1

                                                                -iv-

                  This is the STANDARD TERMS OF POOLING AND SERVICING  AGREEMENT,  dated as of February 1,
2007 (the "Standard Terms" and as incorporated by reference into a Series  Supplement,  the  "Agreement"), by and among the Depositor,  the Seller(s),  the Master  Servicer,  the Trust  Administrator,  the Special
Servicer,  the  Modification  Oversight  Agent, the Trustee and the Servicers that are party to the Series
Supplement.  Capitalized  terms used in this  Agreement and not otherwise  defined shall have the meanings assigned to them in Article I below or, if not defined therein, in the applicable Series Supplement.

                                          PRELIMINARY STATEMENT

                  The  Depositor is the owner of the Trust Fund (other than certain of the Trust's  rights under  Interest  Rate Cap  Agreements,  Swap  Agreements  and  rights to  payments  from the  Supplemental
Interest  Accounts,  if applicable and as set forth in the Series  Supplement)  that is hereby conveyed to the Trustee in return for the  Certificates.  The Trust Fund  (exclusive  of any  entitlement  to Assigned
Prepayment Premiums,  Interest Rate Cap Agreements,  Swap Agreements, the assets held in the Interest Rate
Cap  Accounts,  rights  to  payments  from  the  Supplemental  Interest  Accounts,   Prefunding  Accounts,
Capitalized  Interest  Accounts and certain other assets,  in each case if applicable  and as set forth in the Series  Supplement)  for  federal  income tax  purposes  shall  consist of one or more  REMICs as more particularly set forth in the Series Supplement.

                                       W I T N E S S E T H T H A T:

                  In  consideration  of  the  mutual  agreements  herein  contained,  the  Depositor,  the
Seller(s),  the Master Servicer,  the Servicers,  the Special Servicer,  the Modification Oversight Agent,
the Trustee and the Trust Administrator agree as follows:

                                                        -1-

                                                ARTICLE I

                                               DEFINITIONS

                  Whenever used in this  Agreement,  the following  words and phrases,  unless the context otherwise requires,  shall have the following meanings;  provided,  however, that if any such term is also defined in the Series  Supplement,  then such term  shall have the  meaning  given such term in the Series
Supplement:

                  1933 Act:  The Securities Act of 1933, as amended.

                  Accepted  Servicing  Practices:  With  respect  to any  Mortgage  Loan,  those  mortgage servicing  practices of prudent  mortgage  lending  institutions  which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

                  Accountant's  Attestation:  The  attestation  required  from an  Accountant  pursuant to
Section 13.08.

                  Accrual Period:  As defined in the Series Supplement.

                  Additional  Data  Remittance  Date:  With respect to any  Distribution  Date and (i) the
Master Servicer and the Servicers  (other than WMMSC and Wells Fargo),  no later than 12:00 noon (New York
City time),  five Business Days prior to such  Distribution  Date and (ii) Wells Fargo, no later than five
Business Days prior to such Distribution Date.

                  Additional Disclosure Notification:  As defined in Section 13.02.

                  Additional Form 10-D Disclosure:  As defined in Section 13.02.

                  Additional Form 10-K Disclosure:  As defined in Section 13.03.

                  Additional  Servicer:  Each  affiliate  of  the  Depositor  that  Services  any  of  the
Mortgage Loans and each Person who is not an affiliate of the  Depositor,  who Services 10% or more of the
Mortgage Loans (measured by aggregate  Stated  Principal  Balance of the Mortgage  Loans,  annually at the commencement  of the calendar year prior to the year in which an Item 1123  Certificate is required to the delivered).  For clarification  purposes,  the Master Servicer and the Trust  Administrator are Additional
Servicers.

                  Adjustment  Date:  With respect to each  adjustable-rate  Mortgage Loan, each adjustment date on which the  Mortgage  Rate  thereon  changes  pursuant  to the  related  Mortgage  Note.  The first
Adjustment  Date  following  the Cut-off Date as to each such  Mortgage  Loan is set forth in the Mortgage
Loan Schedule.

                  Advance:  With respect to any  Non-Designated  Mortgage Loan and any Distribution  Date,
any  payment  required  to be made by a  Servicer,  the Master  Servicer  or the Trust  Administrator,  as
applicable, with respect to such Distribution Date pursuant to Section 5.01.

                  With respect to any  Designated  Mortgage Loan and any  Distribution  Date,  the payment required  to be made by (i) the  related  Designated  Servicer  as defined  in the  Series  Supplement  or
(ii) the  Master  Servicer  with respect to such  Distribution  Date pursuant to  Section 3.20(b) of  this
Agreement.

                                                        -2-

                  Adverse REMIC Event:  As defined in Section 2.07(f).

                  Aggregate  Loan  Group  Balance:  With  respect  to any Loan Group and as of any date of determination,  will be equal to the  aggregate  Stated  Principal  Balance of the Mortgage  Loans in such
Loan  Group as of the first day of the month of such date of  determination,  plus,  with  respect  to any
Prefunded  Loan  Group,  the amount on deposit in the  related  Prefunding  Account as of the first day of such month.

                  Aggregate  Related  Pass-Through  Collateral  Balance:  With  respect  to  any  date  of determination and any Related  Pass-Through Loan Groups,  the sum of the Aggregate Loan Group Balances for
all such Related Pass-Through Loan Groups as of such date of determination.

                  Aggregate  Subsequent  Transfer  Amount:  With respect to any Subsequent  Transfer Date, the aggregate  Stated  Principal  Balances as of the applicable  Cut-off Date of the  Subsequent  Mortgage
Loans  conveyed  on such  Subsequent  Transfer  Date,  as listed on the  revised  Mortgage  Loan  Schedule delivered pursuant to  Section 2.01(e);  provided,  however,  that such amount shall not exceed the amount on deposit in the related Prefunding Account.

                  Agreement:  With respect to any Series,  this  Standard  Terms  together with the Series
Supplement, including all amendments or supplements thereto.

                  Ancillary  Income:  All income derived from the  Non-Designated  Mortgage  Loans,  other than  Servicing  Fees,  including  but not limited  to,  late  charges,  Prepayment  Premiums  (other than
Assigned  Prepayment  Premiums),  fees  received  with  respect to checks or bank  drafts  returned by the related bank for non-sufficient  funds,  assumption fees,  optional insurance  administrative fees and all other incidental fees and charges,  and only with respect to SPS, any Qualified  Substitute  Mortgage Loan
Excess  Interest  with  respect to any  Qualified  Substitute  Mortgage  Loan for which a payment has been received or advanced during the related Collection Period.

                  Applied  Loss  Amount:  With  respect to any  Distribution  Date and each  Floater  Loan
Group,  the  excess,  if any,  of (i) the  aggregate  Class  Principal  Balances  of the  related  Floater
Certificates  (other than the related Notional Amount  Certificates),  after giving effect to all Realized
Losses with respect to the Mortgage  Loans in such  Floater  Loan Group during the  Collection  Period for such Distribution  Date and payments of principal on such  Distribution Date over (ii) the  Aggregate Loan
Group Balance for such Floater Loan Group for such Distribution Date.

                  Appraised  Value:  The  appraised  value  of  the  Mortgaged  Property  based  upon  the appraisal  made for the  originator  at the time of the  origination  of the related  Mortgage Loan or the sales price of the  Mortgaged  Property at the time of such  origination,  whichever is less,  or (i) with respect to any Mortgage Loan that  represents a refinancing  other than a Streamlined  Mortgage  Loan, the lower of the appraised  value at origination or the appraised  value of the Mortgaged  Property based upon the appraisal  made at the time of such  refinancing  and (ii) with  respect to any  Streamlined  Mortgage
Loan, the appraised  value of the Mortgaged  Property based upon the appraisal made in connection with the origination of the mortgage loan being refinanced.

                  Assessment of Compliance:  The certification required pursuant to Section 13.07.

                  Assigned Prepayment Premium:  As defined in the Series Supplement.

                                                        -3-

                  Assignment and Assumption  Agreement:  That certain assignment and assumption  agreement dated as of the Initial  Cut-off Date,  by and between DLJ Mortgage  Capital,  Inc., as assignor,  and the
Depositor, as assignee, relating to the Mortgage Loans.

                  Assignment of  Proprietary  Lease:  With respect to a Cooperative  Loan,  the assignment or mortgage of the related  Proprietary  Lease from the  Mortgagor to the  originator  of the  Cooperative
Loan.

                  Balloon  Loan:  Any  Mortgage  Loan that,  by its  terms,  does not fully  amortize  the principal  balance  thereof by its stated  maturity and requires a payment at the stated  maturity  larger than the monthly payments due thereunder.

                  Bankruptcy  Code:  The United States  Bankruptcy  Code, as amended from time to time (11
U.S.C. §§ 101 et seq.).

                  Bankruptcy  Coverage   Termination  Date:  The  point  in  time  at  which  the  related
Bankruptcy Loss Coverage Amount has been reduced to zero.

                  Bankruptcy  Loss:  With  respect  to any Loan  Group,  Realized  Losses on the  Mortgage
Loans in that Loan Group incurred as a result of a Deficient Valuation or Debt Service Reduction.

                  Bankruptcy Loss Coverage Amount:  With respect to any Related  Pass-Through  Loan Groups and as of any Determination  Date, the Bankruptcy Loss Coverage Amount shall equal the Initial  Bankruptcy
Loss Coverage Amount for such Related  Pass-Through  Loan Groups as reduced by (i) the aggregate amount of
Bankruptcy Losses allocated to the related  Subordinate  Certificates  since the Cut-off Date and (ii) any permissible  reductions in such  Bankruptcy  Loss Coverage  Amount as evidenced by a letter of each Rating
Agency  to the  Trust  Administrator  to  the  effect  that  any  such  reduction  will  not  result  in a downgrading,  or otherwise  adversely  affect, of the then current ratings assigned to the related Classes of Certificates rated by it.

                  Basis Risk Shortfall:  As defined in the Series Supplement.

                  Beneficial  Holder:  A Person holding a beneficial  interest in any Certificate  through a Participant  or an Indirect  Participant  or a Person  holding a beneficial  interest in any  Definitive
Certificate.

                  Book-Entry  Certificates:   Any  Certificate  held  in  "book-entry"  form  through  the facilities of the Depository.

                  Business  Day:  Any day other  than  (i) a  Saturday  or a Sunday or (ii) a day on which banking  institutions  in New York or the state in which the office of the Master Servicer or any Servicer or the  Corporate  Trust Office of the Trustee or Trust  Administrator  are located and are  authorized or obligated by law or executive order to be closed.

                  Capitalization  Reimbursement  Amount:  For any  Distribution  Date and any Loan  Group,
the aggregate of the amounts  added to the Stated  Principal  Balances of the Mortgage  Loans in such Loan
Group during the preceding  calendar month  representing  reimbursements to a Servicer on or prior to such
Distribution Date in connection with the modification of such Mortgage Loan pursuant to Section 3.05.

                  Capitalized  Interest  Account:  The separate  Eligible  Account  designated as such and created and maintained by the Trust  Administrator  pursuant to  Section 3.05(h)  hereof.  The Capitalized
Interest Account shall be treated as an "outside reserve fund" under applicable  Treasury  regulations and shall not be part of any REMIC.  Except as provided in  Section 3.05(h)  hereof,  any investment  earnings on the  Capitalized  Interest  Account  shall be treated as owned by the  Depositor and will be taxable to the Depositor.

                                                        -4-

                  Capitalized Interest Deposit:  As defined in the Series Supplement.

                  Capitalized  Interest  Distribution:  With respect to each Capitalized  Interest Account and each of the first  three  Distribution  Dates,  an  amount  equal to 30 days of  interest  (based on a
360-day  year) on the  aggregate  amount on deposit in the  related  Prefunding  Account at the end of the related  Collection  Period accruing at a per annum rate equal to the weighted average of the Net Mortgage
Rates of the  Mortgage  Loans in the  related  Prefunded  Loan  Group as of the first  day of the  related
Collection  Period.  If any REMIC is unable to pay the REMIC Regular  Interests their stated  pass-through rates due to an  insufficiency  in the related  Capitalized  Interest  Distribution,  the  Depositor  will contribute  any  amounts to such  REMIC as  necessary  to pay the  REMIC Regular  Interests  their  stated
pass-through rates.

                  Capitalized   Interest  Release  Amount:  With  respect  to  each  Capitalized  Interest
Account and each of the first three  Distribution  Dates,  an amount equal to the excess of (a) the amount remaining on deposit in such Capitalized  Interest Account on such Distribution  after distribution of the
Capitalized  Interest  Distribution  for  such  Distribution  Date,  over  (b)  the  Capitalized  Interest
Requirement for such Distribution Date.

                  Capitalized  Interest  Requirement:  With respect to each  Capitalized  Interest Account and the  first  Distribution  Date,  an amount  equal to 60 days of  interest  (based  on a 360-day  year)
accruing at the Capitalized  Interest  Requirement Rate for such Distribution Date on the aggregate amount on  deposit  in the  related  Prefunding  Account  at the end of the  related  Collection  Period and with respect to each  Capitalized  Interest  Account and the second  Distribution  Date,  an amount equal to 30 days of interest  (based on a 360-day year)  accruing at the  Capitalized  Interest  Requirement  Rate for
such  Distribution  Date on the aggregate amount on deposit in the related  Prefunding  Account at the end of the  related  Collection  Period.  With  respect to each  Capitalized  Interest  Account  and the third
Distribution Date and any Distribution Date thereafter, zero.

                  Capitalized  Interest  Requirement  Rate:  With  respect  to each  Capitalized  Interest
Account and the first two  Distribution  Dates,  a per annum rate equal to the sum of (i) the  Certificate
Index for such  Distribution  Date,  (ii) the  weighted  average of the  Certificate  Margins of the LIBOR
Certificates  related to the related Prefunded Loan Group for such  Distribution  Date, (iii) the weighted average of the  Expense  Fee Rates of the  Mortgage  Loans in the  related  Prefunded  Loan Group for such
Distribution  Date and (iv) with respect to each Capitalized  Interest Account and the first  Distribution
Date,  0.35% and with  respect to each  Capitalized  Interest  Account and the second  Distribution  Date,
0.70%.

                  Cash  Remittance  Date:  With respect to any  Distribution  Date and (A)  GreenPoint and
SPS, by 1:00 p.m. (New York City time) on the  7th calendar  day preceding such  Distribution  Date, or if such 7th calendar day is not a Business  Day, the  Business Day  immediately  preceding  such 7th calendar day,  (B) WMMSC,  by  12:00 noon  (New York City time) on the  Business  Day  immediately  preceding  such
Distribution  Date,  (C) Wells  Fargo and the Designated  Servicers,  by 4:00 p.m. (New York City time) on the  18th calendar  day of the month in which such  Distribution Date occurs, or if such 18th calendar day is not a Business Day, the Business Day  immediately  following such 18th calendar day, and (D) the Master
Servicer, by 1:00 p.m. (New York City time) two Business Days preceding such Distribution Date.

                  Certificate:  Any Certificates  executed and  authenticated  by the Trust  Administrator on behalf of the Trustee  for the benefit of the  Certificateholders  in  substantially  the form or forms attached as Exhibits A through G hereto.

                                                        -5-

                  Certificate  Account:  The separate  Eligible  Account  created and maintained  with the
Trust  Administrator,  or any other  bank or trust  company  acceptable  to the Rating  Agencies  which is incorporated  under the laws of the United States or any state  thereof  pursuant to  Section 3.05,  which account shall bear a designation  clearly  indicating that the funds  deposited  therein are held in trust
for  the   benefit  of  the  Trust   Administrator,   as  agent  for  the   Trustee,   on  behalf  of  the
Certificateholders  or any other account  serving a similar  function  acceptable to the Rating  Agencies.
Funds  in  the  Certificate  Account  may  (i) be  held  uninvested  without  liability  for  interest  or compensation  thereon  or  (ii) be  invested  at the  direction  of the Trust  Administrator  in  Eligible
Investments  and  reinvestment  earnings  thereon (net of  investment  losses)  shall be paid to the Trust
Administrator.  Funds  deposited in the  Certificate  Account  (exclusive  of the amounts  permitted to be withdrawn pursuant to Section 3.08(b)) shall be held in trust for the Certificateholders.

                  Certificate  Balance:  With  respect to any  Certificate  (other than a Notional  Amount
Certificate)  at any date,  the maximum  dollar  amount of principal  to which the Holder  thereof is then entitled  hereunder,  such amount being equal to the Denomination  thereof  (i) minus all distributions of principal  and  allocations  of Realized  Losses,  including  Excess  Losses or Applied Loss  Amounts,  as applicable,  previously made or allocated with respect thereto  pursuant to Section 4.02 and (ii) plus the amount of any increase to the Certificate Balance of such Certificate pursuant to Section 4.03.

                  Certificateholder  or Holder:  The Person in whose name a  Certificate  is registered in the Certificate Register.

                  Certificate  Index: With respect to each  Distribution Date and the LIBOR  Certificates, the rate for one month  United  States  dollar  deposits  quoted on  Telerate  Page 3750 as of 11:00  a.m.
(London time) on the related  Interest  Determination  Date relating to each Class of LIBOR  Certificates.
If such rate does not appear on such page (or such other page as may  replace  that page on that  service, or if such service is no longer  offered,  such other service for displaying one month LIBOR or comparable rates as may be reasonably  selected by the Trust  Administrator  after consultation with DLJMC), the rate will be the related  Reference Bank Rate. If no such  quotations can be obtained and no related  Reference
Bank  Rate is  available,  the  Certificate  Index  with  respect  to the LIBOR  Certificates  will be the
Certificate Index applicable to such Certificates on the preceding Distribution Date.

                  On the Interest  Determination  Date immediately  preceding each Distribution  Date, the
Trust  Administrator  shall  determine each  Certificate  Index for the Accrual Period  commencing on such
Distribution Date and inform the Master Servicer of such rate.

                  Certificate Margin:  As defined in the Series Supplement.

                  Certificate Register:  The register maintained pursuant to Section 6.02(a) hereof.

                  Certification Parties:  As defined in Section 13.09.

                  Certification Person:  As defined in Section 13.09.

                  Class:  All Certificates  bearing the same class  designation as set forth in the Series
Supplement.

                  Class A Certificates:  As defined in the Series Supplement.

                  Class C-B Certificates:  As defined in the Series Supplement.

                                                        -6-

                  Class  Interest  Shortfall:   With  respect  to  any  Distribution  Date  and  Class  of
Pass-Through  Certificates,  the amount by which the amount  described in clause (i) of the  definition of
Interest  Distribution Amount for such Class,  exceeds the amount of interest actually distributed on such
Class on such Distribution Date.

                  Class  Principal  Balance:  With  respect to any Class of  Certificates  (other than the
Notional  Amount  Certificates)  and as to any date of  determination,  the  aggregate of the  Certificate
Balances of all Certificates of such Class as of such date.

                  Class  Unpaid  Interest  Amounts:  With  respect to any  Distribution  Date and Class of interest bearing  Pass-Through  Certificates,  the amount by which the aggregate Class Interest Shortfalls for such  Class on  prior  Distribution  Dates  exceeds  the  amount  distributed  on such  Class on prior
Distribution Dates pursuant to clause (ii) of the definition of Interest Distribution Amount.

                  Clearing  Agency:  An  organization  registered  as  a  "clearing  agency"  pursuant  to
Section 17A of the Securities Exchange Act of 1934, as amended,  which initially shall be DTC, the nominee of which is Cede & Co., as the  registered  Holder of the  Book-Entry  Certificates.  The Clearing  Agency
shall at all  times  be a  "clearing  corporation"  as  defined  in  Section 8  102(a)(5)  of the  Uniform
Commercial Code of the State of New York.

                  Closing Date:  As defined in the Series Supplement.

                  Code:  The Internal Revenue Code of 1986, as amended.

                  Collection  Account:  The  accounts  established  and  maintained  by each  Servicer  in accordance with Section 3.05.

                  Collection  Period:  With respect to each  Distribution  Date, the period  commencing on the second day of the month  preceding the month of the  Distribution  Date and ending on the first day of the month of the Distribution Date.

                  Commission:  The U.S. Securities and Exchange Commission.

                  Compensating  Interest  Payment:  For any  Distribution  Date and  WMMSC,  the  least of
(i) the sum of (a) one twelfth (1/12th) of 0.04% of the aggregate  Stated  Principal  Balance of the WMMSC
Serviced  Mortgage Loans, as of the Due Date in the month of such  Distribution  Date, (b) Payoff Earnings in respect of the WMMSC  Serviced  Mortgage  Loans for such  Distribution  Date and (c)  aggregate  Payoff
Interest in respect of the WMMSC Serviced  Mortgage Loans for such  Distribution  Date, (ii) the aggregate
Prepayment   Interest  Shortfall   allocable  to  Payoffs  for  the  WMMSC  Serviced  Mortgage  Loans  and
(iii) one-twelfth  (1/12th) of 0.125% of the  aggregate  Stated  Principal  Balance of the WMMSC  Serviced
Mortgage Loans.

                  For any  Distribution  Date and each  Servicer  other than WMMSC,  the lesser of (i) the aggregate  Servicing  Fee payable to such Servicer for such  Distribution  Date in respect of the Mortgage
Loans  serviced by such  Servicer  and  (ii) the  aggregate  Prepayment  Interest  Shortfall  allocable to
Payoffs and  Curtailments  for such  Distribution  Date in respect of the Mortgage  Loans serviced by such
Servicer.

                  For any  Distribution  Date and the Master  Servicer,  the  excess of (i) the  aggregate
Compensating  Interest  Payments  required to be remitted by the Servicers  pursuant to this Agreement and
Designated Servicers pursuant to their respect Designated Servicing  Agreements,  in each case relating to such Distribution  Date over (ii) the  aggregate  Compensating  Interest Payments actually remitted by the
Servicers and Designated Servicers for such Distribution Date.

                                                        -7-

                  Conforming Loans:  As defined in the Series Supplement.

                  Controlling  Person:  With respect to any Person,  any other Person who "controls"  such
Person within the meaning of the Securities Act.

                  Cooperative  Corporation:   With  respect  to  any  Cooperative  Loan,  the  cooperative apartment  corporation  that holds legal title to the related  Cooperative  Property and grants  occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

                  Cooperative  Lien Search:  A search for (a) federal  tax liens,  mechanics'  liens,  lis pendens,  judgments of record or otherwise against (i) the Cooperative  Corporation and (ii) the seller of the Cooperative  Unit,  (b) filings of Financing  Statements and (c) the deed of the Cooperative  Property into the Cooperative Corporation.

                  Cooperative  Loan:  A Mortgage  Loan that is secured by a first lien on and a  perfected security interest in Cooperative  Shares and the related  Proprietary  Lease granting  exclusive rights to occupy the related Cooperative Unit in the building owned by the related Cooperative Corporation.

                  Cooperative  Property:  With  respect to any  Cooperative  Loan,  all real  property and improvements thereto and rights therein and thereto owned by a Cooperative  Corporation  including without limitation the land, separate dwelling units and all common elements.

                  Cooperative  Shares:  With respect to any  Cooperative  Loan, the shares of stock issued by a Cooperative Corporation and allocated to a Cooperative Unit and represented by stock certificates.

                  Cooperative  Unit:  With  respect  to  any  Cooperative  Loan,  a  specific  unit  in  a
Cooperative Property.

                  Corporate Trust Office:  As defined in the Series Supplement.

                  Counterparty:  The Swap Counterparty or Interest Rate Cap Counterparty, as applicable.

                  Curtailment:  Any payment of principal on a Mortgage  Loan,  made by or on behalf of the related  Mortgagor,  other than a Scheduled  Payment,  a prepaid Scheduled  Payment or a Payoff,  which is applied to reduce the outstanding Stated Principal Balance of the Mortgage Loan.

                  Custodial  Agreement:  An agreement  among a custodian,  the Trustee and if  applicable, the  Trust  Administrator,  pursuant  to which  such  custodian  agrees  to hold any of the  documents  or instruments referred to in Section 2.01 of this Agreement as agent for the Trustee.

                  Custodian:  A  custodian  which is  appointed  pursuant to a  Custodial  Agreement.  Any
Custodian  so  appointed  shall act as agent on behalf of the  Trustee,  and shall be  compensated  by the
Trust  Administrator,  if applicable,  or as otherwise  specified therein.  The Series Supplement will set forth the initial Custodian(s).

                  Cut-off  Date:  For any Initial  Mortgage  Loan,  the Initial  Cut-off  Date and for any
Subsequent Mortgage Loan, the applicable Subsequent Cut-off Date.

                                                        -8-

                  Cut-off  Date  Principal  Balance:  With  respect  to  any  Mortgage  Loan,  the  Stated
Principal Balance thereof as of the close of business on the Cut-off Date.

                  Data  Remittance  Date:  With respect to any  Distribution  Date and  (A) each  Servicer other than WMMSC, the 10th calendar day of the month in which such  Distribution  Date occurs,  or if such
10th day is not a Business Day, the Business Day  immediately  following  such 10th day or  (B) WMMSC,  no later  than  12:00  noon  (New  York  City  time)  on the day  that  is five  Business  Days  before  such
Distribution Date.

                  Debt Service  Reduction:  With respect to a Mortgage Loan in a Pass-Through  Loan Group, a  reduction  by a court of  competent  jurisdiction  in a  proceeding  under the  Bankruptcy  Code in the
Scheduled  Payment for such Mortgage Loan which became final and non  appealable,  except such a reduction resulting  from a  Deficient  Valuation  or any  reduction  that  results in a  permanent  forgiveness  of principal.

                  Debt Service  Reduction  Mortgage  Loan:  Any Mortgage Loan that became the subject of a
Debt Service Reduction.

                  Deficient  Valuation:  With respect to any Mortgage Loan in a Pass-Through Loan Group, a valuation by a court of competent  jurisdiction of the Mortgaged  Property in an amount less than the then outstanding  indebtedness  under  the  Mortgage  Loan,  or that  results  in a  permanent  forgiveness  of principal, which valuation in either case results from a proceeding under the Bankruptcy Code.

                  Definitive Certificate:  As defined in Section 6.07.

                  Deleted Mortgage Loan: As defined in Section 2.03.

                  Delinquency  Rate:  With  respect to a Floater Loan Group and any month,  the  fraction, expressed as a percentage,  the numerator of which is the aggregate  outstanding  principal balance of all
Mortgage  Loans  in  such  Floater  Loan  Group  which  are 60 or  more  days  delinquent  (including  all foreclosures,  bankruptcies  and REO  Properties)  as of the  close  of  business  on the last day of such month,  and the denominator of which is the Aggregate Loan Group Balance for such Floater Loan Group as of the close of business on the last day of such month.

                  Denomination:  With  respect  to each  Certificate,  the  amount  set  forth on the face thereof as the "Initial  Certificate  Balance of this Certificate" or the "Initial Notional Amount of this
Certificate" or, if neither of the foregoing, the percentage interest appearing on the face thereof.

                  Deposit Amount:  As defined in the Series Supplement.

                  Depositor:   Credit  Suisse  First  Boston   Mortgage   Securities   Corp.,  a  Delaware
corporation, or its successor in interest.

                  Depository  Agreement:  The Letter of  Representation  dated as of the  Closing  Date by and among DTC, the Depositor and the Trustee (or the Trust Administrator for the benefit of the Trustee).

                  Designated Mortgage Loans:  As defined in the Series Supplement.

                  Designated Servicer:  As defined in the Series Supplement.

                  Designated Servicing Agreement:  As defined in the Series Supplement.

                                                        -9-

                  Determination  Date:  With  respect  to each  Distribution  Date and  (i) each  Servicer
(other than Wells Fargo),  the 10th day of the calendar month in which such  Distribution  Date occurs or, if such 10th day is not a Business  Day, the Business Day  immediately  succeeding  such  Business Day and
(ii) Wells Fargo, the Business Day immediately preceding the related Cash Remittance Date.

                  Disqualified  Organization:  Any organization  defined as a "disqualified  organization"
under  Section 860E(e)(5)  of the Code,  which includes any of the following:  (i) the United States,  any
State  or  political  subdivision  thereof,  any  possession  of  the  United  States,  or any  agency  or instrumentality  of any of the foregoing (other than an  instrumentality  which is a corporation if all of its activities  are subject to tax and,  except for the FHLMC, a majority of its board of directors is not selected by such governmental  unit), (ii) a foreign government,  any international  organization,  or any agency or instrumentality  of any of the foregoing,  (iii) any  organization  (other than certain farmers'
cooperatives  described in  Section 521  of the Code) which is exempt from the tax imposed by Chapter 1 of the Code  (including  the tax imposed by Section 511 of the Code on unrelated  business  taxable  income),
(iv) rural  electric and telephone  cooperatives  described in  Section 1381(a)(2)(C)  of the Code, (v) an
"electing large  partnership"  within the meaning of Section 775 of the Code, and (vi) any other Person so designated  by the Trust  Administrator  based upon an Opinion of Counsel that the holding of an Ownership
Interest in a Residual  Certificate  by such Person may cause any REMIC formed hereby or any Person having an Ownership  Interest in any Class of Certificates  (other than such Person) to incur a liability for any federal  tax  imposed  under the Code that would not  otherwise  be  imposed  but for the  Transfer  of an
Ownership  Interest in a Residual  Certificate  to such Person.  The terms  "United  States,"  "State" and
"international  organization"  shall have the meanings set forth in  Section 7701 of the Code or successor provisions.

                  Distribution  Date:  The 25th day of any  month,  or if such 25th day is not a  Business
Day, the Business Day  immediately  following such 25th day,  commencing in the month  following the month of the Initial Cut-off Date.

                  DLJMC:  DLJ Mortgage  Capital,  Inc., a Delaware  corporation,  and its  successors  and assigns.

                  DTC:  The Depository Trust Company.

                  Due Date:  With respect to each Mortgage  Loan and any  Distribution  Date,  the date on which  Scheduled  Payments  on such  Mortgage  Loan are due which is either  the first day of the month of such  Distribution  Date,  or if Scheduled  Payments on such Mortgage Loan are due on a day other than the first day of the month,  the date in the calendar month  immediately  preceding the  Distribution  Date on which such Scheduled Payments are due, exclusive of any days of grace.

                  Economic Residual Floater Certificates:  As defined in the Series Supplement.

                  Eligible  Account:  Either  (i) an  account  or  accounts  maintained  with a federal or state  chartered  depository  institution  or trust company  acceptable to the Rating  Agencies or (ii) an account or  accounts  the  deposits  in which are  insured by the FDIC to the limits  established  by such corporation,  provided  that any such  deposits  not so  insured  shall be  maintained  in an account at a depository  institution or trust company whose  commercial paper or other short term debt obligations (or, in the case of a depository  institution  or trust company which is the principal  subsidiary of a holding company,  the commercial  paper or other short term debt  obligations  of such holding  company) have been rated by each  Rating  Agency in its highest  short term  rating  category,  or (iii) a  segregated  trust account or accounts (which shall be a "special deposit  account")  maintained with the Trustee,  the Trust
Administrator or any other federal or state chartered depository  institution or trust company,  acting in its fiduciary  capacity,  in a manner  acceptable to the Trustee,  the Trust  Administrator and the Rating
Agencies.  Eligible Accounts may bear interest.

                                                        -10-

                  Eligible  Institution:  An  institution  having the highest short term debt rating,  and one of the two  highest  long term debt  ratings  of the Rating  Agencies  or the  approval  of the Rating
Agencies.

                  Eligible Investments:  Any one or more of the obligations and securities listed below:

                  1.  direct  obligations  of, and obligations  fully  guaranteed by, the United States of
         America,  or any agency or  instrumentality  of the United States of America the  obligations  of which are backed by the full faith and credit of the United  States of  America;  or  obligations fully guaranteed by, the United States of America;  the FHLMC,  FNMA, the Federal Home Loan Banks
         or any agency or  instrumentality  of the United States of America  rated AA (or the  equivalent)
         or higher by the Rating Agencies;

                  2.  federal  funds,  demand  and time  deposits  in,  certificates  of  deposits  of, or bankers'  acceptances  issued by, any  depository  institution or trust company  incorporated  or organized  under the laws of the United  States of America or any state  thereof  and  subject to supervision and examination by federal and/or state banking  authorities,  so long as at the time of such investment or contractual  commitment  providing for such investment the commercial paper or other short term debt  obligations  of such  depository  institution  or trust company (or, in the case of a depository  institution  or trust company  which is the  principal  subsidiary of a holding  company,  the  commercial  paper or other short term debt  obligations  of such  holding company) are rated in one of two of the highest ratings by each of the Rating  Agencies,  and the long term debt  obligations of such  depository  institution or trust company (or, in the case of a  depository  institution  or trust  company  which is the  principal  subsidiary  of a  holding company,  the long term debt  obligations of such holding company) are rated in one of two of the highest ratings, by each of the Rating Agencies;

                  3.  repurchase  obligations  with a term  not to  exceed  30 days  with  respect  to any security  described in clause  (i) above and entered into with a depository  institution or trust company (acting as a principal) in the highest rated category by the Rating  Agencies;  provided, however,  that collateral  transferred pursuant to such repurchase obligation must be of the type described in clause  (i) above and must (A) be valued daily at current  market price plus accrued interest,  (B) pursuant  to  such  valuation,  be  equal,  at all  times,  to  105%  of the  cash transferred by the Trustee or the Trust  Administrator in exchange for such  collateral,  and (C)
         be  delivered  to the  Trustee  or the  Trust  Administrator  or,  if the  Trustee  or the  Trust
         Administrator,  as  applicable,  is  supplying  the  collateral,  an agent for the Trustee or the
         Trust Administrator,  in such a manner as to accomplish  perfection of a security interest in the collateral by possession of certificated securities;

                  4.  securities  bearing  interest  or  sold  at a  discount  issued  by any  corporation incorporated  under the laws of the United  States of America  or any state  thereof  which has a long term unsecured debt rating in the highest  available  rating  category of each of the Rating
         Agencies at the time of such investment;

                  5.  commercial  paper  having an  original  maturity of less than 365 days and issued by an  institution  having a short  term  unsecured  debt  rating in the  highest  available  rating category  of  each of the  Rating  Agencies  that  rates  such  securities,  at the  time of such investment;

                                                        -11-

                  6.  a  guaranteed  investment  contract  approved  by each of the  Rating  Agencies  and issued by an insurance company or other  corporation  having a long term unsecured debt rating in the  highest  available  rating  category  of each of the  Rating  Agencies  at the  time of such investment;

                  7.  money  market  funds  (which  may be 12b-1  funds as  contemplated  under  the rules promulgated by the Securities and Exchange  Commission under the Investment  Company Act of 1940)
         having  ratings in the highest  available  rating  category of Moody's and one of the two highest available  rating  categories of S&P at the time of such  investment (any such money market funds which  provide  for  demand  withdrawals  being  conclusively  deemed  to  satisfy  any  maturity requirements  for Eligible  Investments  set forth  herein)  including  money market funds of the
         Master Servicer,  a Servicer,  the Trustee or the Trust Administrator and any such funds that are managed by the Master  Servicer,  a  Servicer,  the Trustee or the Trust  Administrator  or their respective  Affiliates  or for  the  Master  Servicer,  a  Servicer,  the  Trustee  or the  Trust
         Administrator  or any  Affiliate  of such Person acts as  advisor,  as long as such money  market funds satisfy the criteria of this subparagraph 7; and

                  8.  such other  investments  the  investment in which will not, as evidenced by a letter from each of the Rating  Agencies,  result in the downgrading or withdrawal of the Ratings of the
         Certificates;

         provided,  however,  that no such instrument  shall be an Eligible  Investment if such instrument evidences  either (i) a right to receive only interest  payments with respect to the  obligations
         underlying  such  instrument,   or  (ii) both   principal  and  interest  payments  derived  from
         obligations  underlying such  instrument and the principal and interest  payments with respect to such  instrument  provide a yield to  maturity  of greater  than 120% of the yield to maturity at par of such underlying obligations.

                  ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

                  ERISA-Qualifying  Underwriting:  A best  efforts  or  firm  commitment  underwriting  or private  placement  that  meets the  requirements  (without  regard  to the  ratings  requirements)  of an
Underwriter's Exemption.

                  ERISA Restricted Certificate:  As defined in the Series Supplement.

                  Escrow Account:  The separate  account or accounts  created and maintained by a Servicer pursuant to Section 3.06.

                  Escrow  Payments:  With respect to any Mortgage  Loan, the amounts  constituting  ground rents,  taxes,  mortgage insurance premiums,  fire and hazard insurance  premiums,  and any other payments required to be escrowed by the Mortgagor  with the mortgagee  pursuant to the Mortgage,  applicable law or any other related document.

                  Event of Default:  As defined in Section 8.01 hereof.

                  Excess  Loss:  The amount of any  (i) Fraud  Loss on a Mortgage  Loan in a  Pass-Through
Loan Group in excess of the related  Fraud Loss  Coverage  Amount  realized  after the related  Fraud Loss
Coverage  Termination  Date,  (ii) Special  Hazard Loss on a Mortgage Loan in a Pass-Through Loan Group in
excess of the related  Special  Hazard Loss Coverage  Amount  realized  after the related  Special  Hazard
Coverage  Termination  Date or  (iii) Bankruptcy  Loss on a Mortgage Loan in a Pass-Through  Loan Group in
excess of the related  Bankruptcy  Loss Coverage  Amount  realized after the related  Bankruptcy  Coverage
Termination Date.

                                                        -12-

                  Exchangeable Certificates:  As defined in the Series Supplement.

                  Exchange  Act:  The  Securities  Exchange  Act of 1934,  as  amended,  and the rules and regulations thereunder.

                  Expense  Fee Rate:  As to each  Mortgage  Loan,  the sum of the  related  Servicing  Fee
Rate,  the Trust  Administrator  Fee Rate,  if  applicable,  and the rate at which the premium on a Lender
Paid Mortgage Guaranty Insurance Policy is calculated, if applicable.

                  Expense Fees: As to each Mortgage  Loan and  Distribution  Date,  the sum of the related
Servicing Fee, the Trust  Administrator  Fee, if  applicable,  and any premium on any Lender Paid Mortgage
Guaranty Insurance Policy, if applicable.

                  FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

                  Federal Funds Rate:  The interest rate at which  depository  institutions  lend balances at the Federal Reserve to the depository institutions overnight.

                  FHLMC: The Federal Home Loan Mortgage  Corporation,  a corporate  instrumentality of the
United  States  created  and  existing  under Title III of the  Emergency  Home  Finance  Act of 1970,  as
amended, or any successor thereto.

                  Financing  Statement:  A  financing  statement,  as  applicable,  filed  pursuant to the
Uniform Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

                  Floater Certificates:  As defined in the Series Supplement.

                  Floater Loan Group:  As defined in the Series Supplement.

                  FNMA: The Federal National  Mortgage  Association,  a federally  chartered and privately owned corporation  organized and existing under the Federal National Mortgage  Association Charter Act, or
any successor thereto.

                  Form 8-K Disclosure Information:  As defined in Section 13.04.

                  Fraud  Loan:  A  Liquidated  Mortgage  Loan in a  Pass-Through  Loan Group as to which a
Fraud Loss has occurred.

                  Fraud Loss Coverage  Amount:  With respect to any Related  Pass-Through  Loan Groups and as of any  Determination  Date,  initially,  an amount equal to the Initial Fraud Loss Coverage Amount for such  Related  Pass-Through  Loan Groups,  subject to  reduction  from time to time by the amount of Fraud
Losses allocated to the related Subordinate  Certificates.  In addition,  (a) on each anniversary prior to the fifth  anniversary of the Cut-off Date, the Fraud Loss Coverage  Amount for such Related  Pass-Through
Loan  Groups  will be  reduced to an amount  equal to the lesser of  (A) 2.00%  of the  Aggregate  Related
Pass-Through  Collateral  Balance for such Related  Pass-Through  Loan Groups as of such date, and (B) the excess of the Fraud Loss  Coverage  Amount for such Related  Pass-Through  Loan Groups as of the preceding anniversary  of the Initial  Cut-off Date (or with  respect to the first  anniversary,  the Initial  Fraud
Loss  Coverage  Amount) over the  cumulative  amount of Fraud Losses on the Mortgage  Loans in the Related

                                                        -13-

Pass-Through  Loan  Groups  allocated  to  the  related  Subordinate  Certificates  since  such  preceding anniversary of the Initial Cut-off Date or the Initial  Cut-off Date, as applicable,  and (b) on the fifth anniversary of the Initial  Cut-off Date,  zero.  Any Fraud Loss Coverage  Amount may be reduced below the amount set forth above for any  Distribution  Date with the consent of the Rating Agencies as evidenced by a letter of each Rating Agency to the Trust  Administrator  to the effect that any such reduction will not result in a downgrading of the current ratings assigned to such Classes of Certificates rated by it.

                  Fraud Loss Coverage  Termination  Date: The point in time at which the applicable  Fraud
Loss Coverage Amount has been reduced to zero.

                  Fraud Losses:  Realized  Losses on the  Liquidated  Mortgage  Loans in the  Pass-Through
Loan Groups as to which a loss is  sustained  by reason of a default  arising  from fraud,  dishonesty  or misrepresentation  in connection with the related Mortgage Loan,  including a loss by reason of the denial of coverage under any related  Mortgage  Guaranty  Insurance  Policy because of such fraud,  dishonesty or misrepresentation.

                  GreenPoint:  GreenPoint  Mortgage  Funding,  Inc.,  a  New  York  corporation,  and  its successors and assigns.

                  GreenPoint  Serviced  Mortgage  Loans:  The  Mortgage  Loans  identified  as such on the
Mortgage Loan Schedule, for which GreenPoint is the applicable Servicer.

                  Gross Margin:  With respect to any  adjustable-rate  Mortgage Loan, the fixed percentage amount set forth in the related  Mortgage  Note and the Mortgage  Loan Schedule that is added to the Index on each  Adjustment  Date in accordance  with the terms of the related  Mortgage Note to determine the new
Mortgage Rate for such Mortgage Loan.

                  Index:  With respect to any  adjustable-rate  Mortgage Loan and each related  Adjustment
Date, the index as specified in the related Mortgage Note.

                  Indirect Participants:  Entities,  such as banks, brokers,  dealers and trust companies, that  clear  through  or  maintain  a  custodial  relationship  with a  Participant,  either  directly  or indirectly.

                  Initial Bankruptcy Loss Coverage Amount:  As defined in the Series Supplement.

                  Initial Class Principal Balance:  As defined in the Series Supplement.

                  Initial Cut-off Date:  As defined in the Series Supplement.

                  Initial Fraud Loss Coverage Amount:  As defined in the Series Supplement.

                  Initial  Mortgage  Loans:  The initial  Mortgage  Loans conveyed by the Depositor to the
Trust Fund  pursuant to  Section 2.01  hereof on the Closing  Date,  which are listed on the Mortgage Loan
Schedule on such date.

                  Initial Special Hazard Loss Coverage Amount:  As defined in the Series Supplement.

                  Insurance  Policy:  With respect to any Mortgage  Loan  included in the Trust Fund,  any
Mortgage  Guaranty  Insurance  Policy,  any standard hazard  insurance  policy,  flood insurance policy or

                                                        -14-

title  insurance  policy,  including  all  riders  and  endorsements  thereto  in  effect,  including  any replacement policy or policies for any Insurance Policies.

                  Insurance  Proceeds:  Proceeds  of any primary  mortgage  guaranty  insurance  policies, including,  without  limitation,  any other Insurance  Policies with respect to the Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related  Mortgaged  Property or released to the  Mortgagor in  accordance  with the related  Servicer's  or  Designated  Servicer's  normal  servicing procedures.

                  Interest  Determination  Date:  With  respect  to the  LIBOR  Certificates  and for each
Accrual Period, the second LIBOR Business Day preceding the commencement of such Accrual Period.

                  Interest Rate Cap Account:  As defined in the Series Supplement.

                  Interest Rate Cap Agreement:  As defined in the Series Supplement.

                  Interest Rate Cap Counterparty:  As defined in the Series Supplement.

                  Investment  Account:  The  commingled  account  (which  shall be  commingled  only  with investment  accounts  related to series of pass-through  certificates  with a class of certificates  which has a rating  equal to the highest of the Ratings of the  Certificates)  maintained  by WMMSC in the trust department of the Investment  Depository  pursuant to  Section 3.05.  The  Investment  Account shall be an
Eligible Account.

                  Investment  Depository:  U.S.  Bank  National  Association  or  another  bank  or  trust company  designated  from  time to time by  WMMSC.  The  Investment  Depository  shall at all  times be an
Eligible Institution.

                  Lender Paid  Mortgage  Guaranty  Insurance  Policy:  Any lender paid  Mortgage  Guaranty
Insurance Policy.

                  LIBOR  Business  Day:  Any day other  than (i) a  Saturday  or a Sunday or (ii) a day on which  banking  institutions  in the State of New York or in the City of London,  England are  required or authorized by law to be closed.

                  LIBOR Certificates:  As defined in the Series Supplement.

                  Liquidated  Mortgage Loan: With respect to any Distribution  Date, a defaulted  Mortgage
Loan (including any  REO Property)  which was liquidated in the calendar month preceding the month of such
Distribution  Date  and as to  which a  Servicer,  has  determined  (with  respect  to the  Non-Designated
Mortgage Loans, in accordance  with this Agreement,  or with respect to the Designated  Mortgage Loans, in accordance with the related  Designated  Servicing  Agreement) that it has received all amounts it expects to receive in connection  with the liquidation of such Mortgage Loan,  including the final  disposition of the related REO Property, whether from Insurance Proceeds, Liquidation Proceeds or otherwise.

                  Liquidation  Expenses:  Customary and reasonable "out of pocket" expenses  incurred by a
Servicer (or the related  Sub-Servicer) in connection with the liquidation of any defaulted  Mortgage Loan and not  recovered  by the  related  Servicer  (or the  related  Sub-Servicer)  under a Mortgage  Guaranty
Insurance Policy for reasons other than such Servicer's failure to comply with Section 3.09  hereof,  such expenses  including,  without limitation,  legal fees and expenses,  any unreimbursed amount expended by a

                                                        -15-

Servicer   pursuant  to  Section 3.11   hereof  respecting  the  related  Mortgage  and  any  related  and unreimbursed  expenditures  for real estate property taxes or for property  restoration or preservation to the  extent not  previously  reimbursed  under any hazard  insurance  policy for  reasons  other than such
Servicer's failure to comply with Section 3.11 hereof.

                  Liquidation  Principal:  With  respect to any  Distribution  Date and a Loan Group,  the principal  portion of Net  Liquidation  Proceeds  received with respect to each Mortgage Loan in that Loan
Group,  but not in excess of the  principal  balance of such  Mortgage  Loan,  which  became a  Liquidated
Mortgage Loan (but not in excess of the principal  balance  thereof) during the preceding  calendar month, exclusive of the portion thereof, if any, attributable to Assigned Prepayment Premiums.

                  Liquidation  Proceeds:  Amounts,  including Insurance  Proceeds,  received in connection with the partial or complete  liquidation of defaulted  Mortgage Loans,  whether  through  trustee's sale, foreclosure  sale or otherwise or amounts  received in connection with any condemnation or partial release of a Mortgaged  Property related to a Mortgage Loan and any other proceeds  received in connection with an
REO Property, other than Recoveries.

                  Loan  Group:  Any group of Mortgage  Loans  designated  as a separate  loan group in the
Series  Supplement.  Each Class of  Certificates  relate to one or more Loan Groups as  designated  in the
Series Supplement.

                  Loan-to-Value  Ratio:  As of any  date and  with  respect  to each  Mortgage  Loan,  the fraction,  expressed  as a  percentage,  the  numerator of which is the Stated  Principal  Balance of such
Mortgage Loan at the date of  determination  and the  denominator  of which is the Appraised  Value of the related Mortgaged Property.

                  Lost  Mortgage  Note:  Any Mortgage Note the original of which was  permanently  lost or destroyed and has not been replaced.

                  Majority  Servicer:  With respect to any Optional  Termination,  the Servicer  servicing the  largest  percentage  of  Mortgage  Loans  in the  Loan  Group(s)  to be  purchased  in such  Optional
Termination (by Stated Principal Balance of outstanding  Mortgage Loans on the Optional  Termination Date)
which has notified the Trust  Administrator  of its  intention to be the  Terminating  Entity of such Loan
Group(s) pursuant to Section 11.02(a).

                  Master Servicer:  As defined in the Series Supplement.

                  Maturity Date:  As defined in the Series Supplement.

                  Maximum  Mortgage  Rate:  With  respect  to  each  adjustable-rate  Mortgage  Loan,  the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

                  MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a  corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

                  MERS Mortgage Loan:  Any Mortgage Loan registered with MERS on the MERS® System.

                  MERS®   System:   The  system  of  recording   transfers  of  mortgages   electronically
maintained by MERS.

                                                        -16-

                  MIN:  The mortgage identification number for any MERS Mortgage Loan.

                  Minimum  Mortgage  Rate:  With  respect  to  each  adjustable-rate  Mortgage  Loan,  the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

                  Modification Oversight Agent:  As defined in the Series Supplement.

                  MOM  Loan:  Any  Mortgage  Loan as to which  MERS is  acting  as  mortgagee,  solely  as nominee for the originator of such Mortgage Loan and its successors and assigns.

                  Monthly Excess Interest:  As defined in the Series Supplement.

                  Moody's:  Moody's Investors Service, Inc. or any successor thereto.

                  Mortgage:  With  respect  to a  Mortgage  Loan,  the  mortgage,  deed of  trust or other instrument creating a first lien on a fee simple or leasehold estate securing a Mortgage Note.

                  Mortgaged  Property:  The  underlying  real  property  securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Shares and Proprietary Lease.

                  Mortgage  File:  For each  Mortgage  Loan,  the Trustee  Mortgage  File and the Servicer
Mortgage File.

                  Mortgage  Guaranty   Insurance   Policy:   Each  policy  of  primary  mortgage  guaranty
insurance or any replacement policy therefor with respect to any Mortgage Loan.

                  Mortgage Loans:  Such of the mortgage loans and cooperative  loans (if any)  transferred and assigned to the Trustee  pursuant to the provisions  hereof as from time to time are held as a part of the Trust Fund (including any  REO Property),  the mortgage loans so held being identified in the Mortgage
Loan  Schedule,  notwithstanding  foreclosure  or other  acquisition  of title  of the  related  Mortgaged
Property.  With respect to each Mortgage Loan that is a Cooperative  Loan, if any,  "Mortgage  Loan" shall include,  but not be limited to, the related Mortgage Note, Security Agreement,  Assignment of Proprietary
Lease,  Recognition  Agreement,  Cooperative  Shares  and  Proprietary  Lease  and,  with  respect to each
Mortgage Loan other than a Cooperative  Loan,  "Mortgage  Loan" shall  include,  but not be limited to the related Mortgages and the related Mortgage Notes.

                  Mortgage Loan Purchase Price: The price,  calculated as set forth in  Section 11.01,  to be paid in connection  with the purchase of the Mortgage Loans pursuant to an Optional  Termination of the
Trust Fund.

                  Mortgage  Loan  Schedule:  The list of Mortgage  Loans (as from time to time  amended by the related  Seller to reflect the addition of  Qualified  Substitute  Mortgage  Loans and the purchase of
Mortgage  Loans pursuant to Sections  2.01, 2.02 or 2.03)  transferred to the Trustee as part of the Trust
Fund and from time to time subject to this  Agreement,  attached to the Series  Supplement  as Schedule I, setting forth the following  information  with respect to each  Mortgage Loan and  applicable  Servicer by
Loan Group:

                  1.     the Mortgage Loan identifying number;

                  2.     a code indicating the type of Mortgaged Property and the occupancy status;

                                                        -17-

                  3.     a code indicating the Servicer of the Mortgage Loan;

                  4.     the original months to maturity;

                  5.     the Loan-to-Value Ratio at origination;

                  6.     the combined Loan-to-Value Ratio at origination;

                  7.     a code indicating the existence of a subordinate  lien for the related  mortgaged property;

                  8.     the related borrower's debt-to-income ratio at origination;

                  9.     the related borrower's credit score at origination;

                  10.    the Mortgage Rate as of the Cut-off Date;

                  11.    the stated maturity date;

                  12.    the amount of the Scheduled Payment as of the Cut-off Date;

                  13.    the original principal amount of the Mortgage Loan;

                  14.    the  principal  balance of the  Mortgage  Loan as of the close of business on the
Cut-off  Date,  after  deduction of payments of principal due on or before the Cut-off Date whether or not collected;

                  15.    the  purpose of the  Mortgage  Loan  (i.e.,  purchase,  rate and term  refinance, equity take-out refinance);

                  16.    a code  indicating  whether  a  Prepayment  Premium  is  required  to be  paid in connection with a prepayment of the Mortgage Loan and the term;

                  17.    an  indication  whether the  Mortgage  Loan  accrues  interest  at an  adjustable
Mortgage Rate or a fixed Mortgage Rate;

                  18.    the Index that is associated with such Mortgage Loan, if applicable;

                  19.    the Gross Margin, if applicable;

                  20.    the Periodic Rate Cap, if applicable;

                  21.    the Minimum Mortgage Rate, if applicable;

                  22.    the Maximum Mortgage Rate, if applicable;

                  23.    the first Adjustment Date after the Cut-off Date, if applicable;

                  24.    the Servicing Fee Rate;

                  25.    the Expense Fee Rate;

                                                        -18-

                  26.    a code  indicating  whether the Mortgage Loan is covered under a borrower paid or lender paid Primary  Insurance  Policy  (and,  if so, the name of the  insurance  carrier) and the rate at which any lender paid Primary Insurance Policy premium is calculated, if applicable;

                  27.    the Custodian for such Mortgage Loan; and

                  28.    a code  indicating  whether the Mortgage Loan is a MERS Mortgage Loan and, if so,
its corresponding MIN.

                  With respect to the Mortgage Loans in the  aggregate,  each Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date:

                  1.     the number of Mortgage Loans;

                  2.     the current  aggregate  principal  balance of the Mortgage  Loans as of the close of business on the Cut-off  Date,  after  deduction of payments of principal  due on or before the Cut-off
Date whether or not collected; and

                  3.     the weighted average Mortgage Rate of the Mortgage Loans.

                  Mortgage Note: The original  executed note or other  evidence of the  indebtedness  of a
Mortgagor under a Mortgage Loan.

                  Mortgage Rate:  The annual rate of interest borne by a Mortgage Note.

                  Mortgagor:  The obligor on a Mortgage Note.

                  Net Liquidation  Proceeds:  With respect to any Liquidated  Mortgage Loan, the excess of the  related  Liquidation  Proceeds  over the sum of  Liquidation  Expenses,  Expense  Fees,  unreimbursed
Advances and Servicing Advances and related Excess Proceeds, if any.

                  Net  Mortgage  Rate:  As to each  Mortgage  Loan,  and at any time,  the per annum  rate equal to the Mortgage Rate for such Mortgage Loan less the related Expense Fee Rate.

                  Net Swap Payments:  A net payment  (a) by the  Supplemental  Interest Trust Trustee,  on
behalf of the  Supplemental  Interest Trust, to the Swap  Counterparty,  to the extent that the Supplement
Interest  Trust Payment  exceeds the Swap  Counterparty  Payment for such Swap Payment Date, or (b) by the
Swap  Counterparty to the  Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental  Interest
Trust,  to the extent  that the Swap  Counterparty  Payment  payable to the  Supplemental  Interest  Trust exceeds the Supplement Interest Trust Payment for such Swap Payment Date.

                  Non-Designated  Mortgage  Loans:  The Mortgage  Loans that are not  Designated  Mortgage
Loans.

                  Nonrecoverable  Advance:  Any  portion  of an Advance or  Servicing  Advance  previously made or proposed to be made by the Master  Servicer or a Servicer  that, in the good faith judgment of the
Master Servicer or a Servicer (as applicable),  will not be ultimately  recoverable by the Master Servicer or a Servicer (as applicable) from the related Mortgagor,  related Liquidation  Proceeds or otherwise from proceeds or collections on the related Mortgage Loan.

                  Notional Amount Certificates:  As defined in the Series Supplement.

                                                        -19-

                  Offered Certificates:  As defined in the Series Supplement.

                  Officer's  Certificate:  A  certificate  signed by the  Chairman of the Board,  any Vice
Chairman  of the Board,  the  President,  an  Executive  Vice  President,  Senior Vice  President,  a Vice
President,  or other authorized officer, the Treasurer,  the Secretary, or one of the Assistant Treasurers
or  Assistant  Secretaries  of the  Depositor,  a Seller,  the Master  Servicer,  a Servicer,  the Special
Servicer,  the Modification  Oversight Agent, a Sub-Servicer,  the Trustee or the Trust Administrator,  as
the case may be, and  delivered  to the  Depositor,  the  Seller(s),  the  Master  Servicer,  the  Special
Servicer,  the Modification  Oversight Agent, the Servicers,  the Trustee or the Trust  Administrator,  as
required by this Agreement.

                  Opinion  of  Counsel:  A  written  opinion  of  counsel,  who  may be  counsel  for  the
Depositor,  the Master Servicer or a Servicer,  including in-house counsel,  reasonably  acceptable to the
Trustee and the Trust  Administrator.  With respect to the definition of Eligible  Account in this Article
I and Sections 2.05 and 7.04 hereof and any opinion dealing with the  qualification  of each REMIC created hereunder or compliance  with the REMIC  Provisions,  such counsel must (i) in fact be  independent of the
Depositor,  the Master  Servicer and such  Servicer,  (ii) not have any direct  financial  interest in the
Depositor,  the Master  Servicer or such  Servicer or in any  affiliate of either of them and (iii) not be connected  with the Depositor,  the Master  Servicer or such Servicer as an officer,  employee,  promoter, underwriter,  trustee,  partner,  director or Person performing  similar  functions;  provided,  that with respect to Wells Fargo, as Servicer, such counsel may be in-house counsel for Wells Fargo, as Servicer.

                  Optional Termination:  The purchase of the Mortgage Loans pursuant to Section 11.01.

                  Optional  Termination  Date: The date fixed by a Terminating  Entity for the purchase of the Mortgage Loans pursuant to Section 11.01.

                  Optional  Termination  Notice  Period:  The period during which notice is to be given to the affected Certificateholders of an Optional Termination pursuant to Section 11.03(d).

                  OTS:  The Office of Thrift Supervision.

                  Outsourcer:  As defined in Section 3.02.

                  Overcollateralization  Amount:  For any  Distribution  Date and Floater  Loan Group,  an
amount equal to the amount,  if any, by which  (x) the  Aggregate  Loan Group  Balance for such Loan Group for such Distribution  Date exceeds (y) the aggregate Class Principal Balance of the Floater  Certificates
(other  than the  Economic  Residual  Floater  Certificates)  after  giving  effect  to  payments  on such
Distribution Date.

                  Overcollateralization  Deficiency:  For any  Distribution  Date and Floater  Loan Group,
the amount, if any, by which (x) the related Targeted  Overcollateralization  Amount for such Distribution
Date exceeds (y) the  related  Overcollateralization  Amount for such  Distribution  Date,  calculated for this purpose  after  giving  effect to the  reduction on such  Distribution  Date of the  aggregate  Class
Principal  Balance of the related Floater  Certificates  (other than the related Economic Residual Floater
Certificates)  resulting from the payment of the Principal  Payment Amount on such  Distribution  Date but prior to allocation of any Applied Loss Amount on the related Floater  Certificates  on such  Distribution
Date.

                  Overcollateralization  Release  Amount:  For any  Distribution  Date,  and Floater  Loan
Group,  an  amount  equal  to  the  lesser  of  (x) the  related  Principal  Remittance  Amount  for  such
Distribution  Date and (y) the amount, if any, by which (1) the related  Overcollateralization  Amount for such date,  calculated for this purpose on the basis of the assumption that 100% of the related  Principal

                                                        -20-

Remittance  Amount  for such date is  applied  on such date in  reduction  of the  aggregate  of the Class
Principal  Balances  of the  related  Floater  Certificates  (other  than the  Economic  Residual  Floater
Certificates), exceeds (2) the related Targeted Overcollateralization Amount for such date.

                  Participant:  A broker,  dealer,  bank, other financial  institution or other Person for whom DTC effects book entry transfers and pledges of securities deposited with DTC.

                  Par-Value:  As defined in Section 11.01.

                  Pass-Through Certificates:  As defined in the Series Supplement.

                  Pass-Through Loan Group:  As defined in the Series Supplement.

                  Pass-Through Rate:  As defined in the Series Supplement.

                  Payahead:  Any Scheduled  Payment  intended by the related  Mortgagor to be applied in a
Collection Period subsequent to the Collection Period in which such payment was received.

                  Payoff:  Any payment of  principal  on a Mortgage  Loan equal to the entire  outstanding
Stated  Principal  Balance of such Mortgage  Loan,  if received in advance of the last  scheduled Due Date for such Mortgage Loan and  accompanied by an amount of interest  equal to accrued unpaid  interest on the
Mortgage Loan to the date of such payment in full.

                  Payoff  Earnings:  For any  Distribution  Date and with  respect  to all WMMSC  Serviced
Mortgage  Loans on which a Payoff  was  received  by WMMSC  during  the  related  Prepayment  Period,  the aggregate  interest  earned by WMMSC from  investment of each such Payoff from the date of receipt of each such  Payoff  until  the  Business  Day  immediately  preceding  the  related  Distribution  Date  (net of investment losses).

                  Payoff  Interest:  For any  Distribution  Date and with  respect to each WMMSC  Serviced
Mortgage  Loan for which a Payoff was  received  on or after the first  calendar  day of the month of such
Distribution  Date and before the 15th  calendar day of such month,  an amount of interest  thereon at the applicable  Net  Mortgage  Rate from the first  day of such  month  through  the day of  receipt  thereof;
provided,  that to the extent  (together with Payoff  Earnings and the portion of the aggregate  Servicing
Fee described in clause (i)(a) of the definition of  Compensating  Interest  Payment payable to WMMSC) not required to be distributed as a Compensating  Interest Payment on such Distribution  Date, Payoff Interest shall be payable to WMMSC as additional servicing compensation.

                  For any  Distribution  Date and with  respect  to each SPS  Serviced  Mortgage  Loan for which a Payoff was  received on or after the first  calendar  day of the month of such  Distribution  Date and before the 15th  calendar  day of such month,  an amount of  interest  thereon at the  applicable  Net
Mortgage Rate from the first day of such month through the day of receipt thereof.

                  PCAOB:  The Public Company Accounting Oversight Board.

                  Percentage  Interest:  With respect to any Certificate,  either the percentage set forth on the face thereof or equal to the percentage  obtained by dividing the  Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

                                                        -21-

                  Person: Any individual,  corporation,  partnership,  joint venture,  association,  joint stock company, trust,  unincorporated  organization or government,  or any agency or political subdivision thereof.

                  Physical Certificates:  As defined in the Series Supplement.

                  Pledge  Instruments:  With  respect  to each  Cooperative  Loan,  the Stock  Power,  the
Assignment of Proprietary Lease and the Security Agreement.

                  Prefunded  Amount:  With  respect  to each  Prefunding  Account,  the  amount  deposited therein on the Closing Date.

                  Prefunded Loan Group:  As defined in the Series Supplement.

                  Prefunding  Account:  Each  separate  Eligible  Account  created and  maintained  by the
Trust  Administrator  pursuant to Section 3.05(g)  in the name of the Trust  Administrator for the benefit of the  Certificateholders  as designated in the Series  Supplement.  Funds in a Prefunding  Account shall be held in trust for the  Certificateholders  for the uses and  purposes set forth in this  Agreement  and shall not be a part of any REMIC created hereunder;  provided,  however, that any investment income earned from  Permitted  Investments  made with funds in the  Prefunding  Account  shall be for the account of the
Depositor.

                  Prefunding  Period:  With  respect  to each  Prefunding  Account,  the  period  from the
Closing  Date  until the  earliest  of  (i) the  date on which the  aggregate  amounts  on deposit in such
Prefunding  Account are reduced to zero,  or (ii) an  Event of Default  occurs or  (iii) the  Business Day immediately preceding the last Distribution Date occurring within 90 days following the Closing Date.

                  Prepayment  Interest  Shortfall:  With respect to any Mortgage Loan,  Distribution  Date and Principal  Prepayment  (other than a Payoff on a Wells Fargo  Serviced  Mortgage Loan received  during the  period  from  and  including  the  first  day to and  including  the  13th  day of the  month of such
Distribution  Date or a Payoff on a  Mortgage  Loan  serviced  by any  Servicer  other  than  Wells  Fargo received  during the period from and  including  the first day to and  including the 14th day of the month of such Distribution  Date) received during the related  Prepayment Period, the difference between (i) one full  month's  interest at the  applicable  Mortgage  Rate  (giving  effect to any  applicable  Relief Act
Reduction,  Debt Service  Reduction  and  Deficient  Valuation),  as reduced by the Servicing Fee Rate, if applicable,  on the  outstanding  principal  balance  of such  Mortgage  Loan  immediately  prior  to such prepayment or, if such Principal  Prepayment is a Curtailment,  the principal  amount of such  Curtailment and (ii) the  amount of interest  actually  received with respect to such Mortgage Loan in connection with such Principal Prepayment, net of the Servicing Fee, if applicable.

                  Prepayment  Period:  With  respect  to each  Distribution  Date  and  each  Payoff  with respect to a Wells Fargo  Serviced  Mortgage Loan,  the related  "Prepayment  Period" will commence on the
14th day of the month preceding the month in which the related  Distribution  Date occurs (or, in the case of the  first  Distribution  Date,  commencing  on the  Cut-off  Date) and will end on the 13th day of the month in which such  Distribution  Date  occurs.  With respect to each  Distribution  Date and each Payoff with respect to a SPS Serviced  Mortgage Loan or WMMSC Serviced  Mortgage  Loan,  the related  "Prepayment
Period" will commence on the 15th day of the month  preceding the month in which the related  Distribution
Date occurs (or, in the case of the first  Distribution  Date,  commencing  on the Cut-off  Date) and will end on the  14th  day of the  month  in  which  such  Distribution  Date  occurs.  With  respect  to  each
Distribution  Date and each Payoff with respect to any Mortgage  Loan  serviced by a Designated  Servicer, the  related  "Prepayment  Period"  will be the  period  set  forth in the  related  Designated  Servicing

                                                        -22-

Agreement.  With respect to each Distribution  Date and each Payoff with respect to a GreenPoint  Serviced
Mortgage Loan and each  Curtailment  with respect to any Mortgage  Loan, the related  "Prepayment  Period"
will be the calendar month preceding the month in which such Distribution Date occurs.

                  Prepayment  Premium:  With respect to any Mortgage Loan, any fee or premium  required to be paid if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

                  Principal  Prepayment:  Any payment of principal on a Mortgage Loan which  constitutes a
Payoff or Curtailment.

                  Private Certificates:  As defined in the Series Supplement.

                  Proprietary  Lease: The lease on a Cooperative  Unit evidencing the possessory  interest of the owner of the Cooperative Shares in such Cooperative Unit.

                  Prospectus Supplement: As defined in the Series Supplement.

                  PUD:  Planned Unit Development.

                  Purchase  Price:  With respect to any Mortgage  Loan required to be  repurchased  by the related  Seller  pursuant to  Section 2.02  or 2.03,  or purchased  at the option of the Special  Servicer pursuant to  Section 3.17(b),  the sum of (i) 100% of the Stated Principal Balance of the Mortgage Loan as
of the first day of the month of such purchase,  (ii) accrued  and unpaid interest on the Mortgage Loan at the  applicable  Mortgage  Rate  (reduced by the related  Servicing Fee Rate, if the purchaser is also the
Servicer  thereof)  from the  first  day of the  month of such  purchase  to the  first  day of the  month immediately  following the month of such  purchase,  (iii) in the case of a Mortgage Loan purchased by the related Seller or the Depositor,  the amount of any unreimbursed  Advances and Servicing  Advances made by a Servicer,  if such Servicer is not the related  Seller or the  Depositor,  with respect to such Mortgage
Loan or, in the case of a Mortgage Loan purchased by the Special Servicer,  any unreimbursed  Advances and
Servicing  Advances payable to any Servicer (other than the Servicer or Special Servicer,  as the case may be, which is purchasing such Mortgage  Loans) and (iv) with  respect to any purchase by the related Seller pursuant to Section 2.03,  any costs and damages  actually  incurred and paid by or on behalf of the Trust in connection  with any breach of the  representation  and warranty set forth in Schedule  III(viii) as  a result of a violation  of a predatory  or abusive  lending law  applicable  to such  Mortgage  Loan.  With
respect  to  any  Mortgage  Loan  required  or  allowed  to  be  purchased,   the  Special  Servicer,  the
Certificateholder,  the related Seller or the Depositor,  as applicable,  shall deliver to the Trustee and the Trust Administrator an Officer's Certificate as to the calculation of the Purchase Price.

                  Qualified  Insurer:  A mortgage guaranty  insurance company duly qualified as such under the laws of the state of its  principal  place of business  and each state having  jurisdiction  over such insurer in connection  with the insurance  policy issued by such insurer,  duly authorized and licensed in such states to transact a mortgage guaranty  insurance  business in such states and to write the insurance provided by the insurance  policy issued by it, approved as a FNMA or FHLMC approved  mortgage  insurer or having a claims paying  ability  rating of at least "AA" or equivalent  rating by a nationally  recognized statistical  rating  organization.  Any  replacement  insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

                  Qualified  Substitute  Mortgage  Loan:  One or more Mortgage  Loans  substituted  by the related  Seller for one or more Deleted  Mortgage Loans which must, on the date of such  substitution,  as

                                                        -23-

confirmed  in a Request  for  Release,  substantially  in the form of  Exhibit K,  individually  or in the aggregate and on a weighted  average  basis,  as applicable  (i) have a Stated  Principal  Balance,  after deduction of the  principal  portion of the  Scheduled  Payment due in the month of  substitution,  not in excess of, and not more than 10% less than the Stated  Principal  Balance of the  Deleted  Mortgage  Loan;
(ii) be  accruing  interest at a rate no lower than and not more than 1% per annum  higher  than,  that of the Deleted  Mortgage Loan;  (iii) have a Loan to Value Ratio no higher than that of the Deleted  Mortgage
Loan;  (iv) have a remaining  term to maturity  not more than one year  greater  than or less than that of the Deleted  Mortgage  Loan;  provided that the remaining term to maturity of any such Mortgage Loan shall be no greater than the last  maturing  Mortgage Loan  immediately  prior to any  substitution;  (v) have a
Maximum  Mortgage Rate and Minimum  Mortgage Rate not less than the respective  such rates for the Deleted
Mortgage  Loan,  have a Gross Margin equal to or greater than the Deleted  Mortgage Loan and have the same
Index as the Deleted  Mortgage Loan;  (vi) not be a Cooperative  Loan unless the Deleted Mortgage Loan was a Cooperative Loan and (vii)  comply with each representation and warranty set forth in Section 2.03(b).

                  Rating Agency:  As defined in the Series Supplement.

                  Ratings:  As of any date of determination,  the ratings,  if any, of the Certificates as assigned by the Rating Agencies.

                  Realized Loss:  With respect to any Mortgage  Loan, (1) with respect to each  Liquidated
Mortgage  Loan,  an amount (not less than zero or more than the Stated  Principal  Balance of the Mortgage
Loan) as of the date of such  liquidation,  equal to (i) the  Stated  Principal  Balance of the Liquidated
Mortgage Loan as of the date of such liquidation,  plus  (ii) interest at the applicable Net Mortgage Rate from  the  related  Due Date as to which  interest  was last  paid or  advanced  (and not  reimbursed)  to
Certificateholders  up to the related Due Date in the month in which Liquidation  Proceeds are required to be distributed on the Stated Principal  Balance of such Liquidated  Mortgage Loan from time to time, minus
(iii) the  Net  Liquidation  Proceeds,  if any,  received  during  the  month  in which  such  liquidation occurred,  to the extent  applied as  recoveries  of interest at the Net Mortgage Rate and to principal of the Liquidated  Mortgage Loan; (2) for any Mortgage Loan subject to a Deficient  Valuation,  the excess of the Stated  Principal  Balance of that Mortgage  Loan over the  principal  amount as reduced in connection with the  proceedings  resulting  in the  Deficient  Valuation;  or  (3) for  any Debt  Service  Reduction
Mortgage  Loan, the present value of all monthly Debt Service  Reductions on the Mortgage  Loan,  assuming that the  Mortgagor  pays  each  Scheduled  Payment  on the  applicable  Due  Date  and that no  Principal
Prepayments are received on the Mortgage Loan, discounted at the applicable Mortgage Rate.

                  Recognition  Agreement:  An Agreement  among a Cooperative  Corporation,  a lender and a
Mortgagor  with respect to a Cooperative  Loan whereby such parties  (i) acknowledge  that such lender may make,  or intends to make,  such  Cooperative  Loan,  (ii) make  certain  agreements  with respect to such
Cooperative Loan.

                  Record  Date:  With respect to any  Distribution  Date and the  Certificates  other than the LIBOR  Certificates that are Book-Entry  Certificates on such Distribution Date, the close of business on the last  Business  Day of the month  preceding  the month in which the  applicable  Distribution  Date
occurs.   With  respect  to  any  Distribution  Date  and  the  LIBOR  Certificates  that  are  Book-Entry
Certificates on such  Distribution  Date, the close of business on the Business Day immediately  preceding such Distribution Date.

                  Recovery:  With  respect  to any  Distribution  Date and  Mortgage  Loan  that  became a
Liquidated  Mortgage  Loan in a month  preceding  the  month  prior to the  Distribution  Date,  an amount received in respect of principal on such Mortgage Loan which has  previously  been allocated as a Realized

                                                        -24-

Loss or Applied  Loss  Amount to a Class or Classes of  Certificates,  net of  reimbursable  expenses  and related Excess Proceeds, if any.

                  Reference  Bank  Rate:  With  respect  to any  Accrual  Period  relating  to  the  LIBOR
Certificates  as  follows:  the  arithmetic  mean  (rounded  upwards,  if  necessary,  to the  nearest one sixteenth of a percent) of the offered  rates for United  States  dollar  deposits for one month which are offered by the Reference  Banks as of 11:00 a.m.  (London time) on the Interest  Determination  Date prior to the first day of such  Accrual  Period to prime  banks in the London  interbank  market for a period of one  month  in  amounts  approximately  equal  to the  aggregate  Class  Principal  Balance  of the  LIBOR
Certificates;  provided  that at least two such  Reference  Banks  provide  such  rate.  If fewer than two offered rates appear,  the Reference Bank Rate will be the  arithmetic  mean of the rates quoted by one or more major banks in New York City,  selected by the Trust  Administrator after consultation with DLJMC, as of  11:00 a.m.(New  York City time) on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts  approximately  equal to the aggregate Class Principal Balance of the LIBOR
Certificates.  If no such  quotations  can be obtained,  the  Reference  Bank Rate shall be the  Reference
Bank Rate applicable to the preceding Accrual Period.

                  Reference  Banks:  Three major banks that are  engaged in the London  interbank  market, selected by the Trust Administrator after consultation with DLJMC.

                  Registration  Statement:  That  certain  registration  statement on Form S-3, as amended
(Registration  No.  333-130884),  relating  to the  offering  by the  Depositor  from  time to time of its
Mortgage-Backed  Pass-Through  Certificates  (Issuable in Series) as heretofore  declared effective by the
Securities and Exchange Commission.

                  Regulation  AB:  Means  Subpart  229.1100 - Asset  Backed  Securities  (Regulation  AB),
17 C.F.R.  §§229.1100  -  229.1123,  as such  may be  amended  from  time to  time,  and  subject  to such clarification  and  interpretation  as have  been  provided  by the  Commission  in the  adopting  release
(Asset-Backed  Securities,  Securities Act Release No. 33-8518,  70 Red. Reg. 1,506, 1,531 (Jan. 7, 2005))
or by the staff of the  Commission,  or as may be  provided  by the  Commission  or its staff from time to time.

                  Regulation S:  Regulation S under the 1933 Act, as in effect from time to time.

                  Related  Pass-Through  Loan Groups:  Each collection of  Pass-Through  Loan Groups which share common subordination or as otherwise set forth in the Series Supplement.

                  Relevant Servicing  Criteria:  The Servicing Criteria applicable to the various parties, as set  forth on  Exhibit R  attached  hereto.  For  clarification  purposes,  multiple  parties  can have
responsibility  for  the  same  Relevant  Servicing  Criteria.   With  respect  to  a  Servicing  Function
Participant  engaged by the Master Servicer,  the Trust  Administrator,  the Trustee or any Servicer,  the
term "Relevant  Servicing  Criteria" may refer to a portion of the Relevant Servicing Criteria  applicable to such parties

                  Relief Act: The  Servicemembers  Civil Relief Act, as amended,  and any similar state or local law.

                  Relief Act Reductions:  With respect to any  Distribution  Date and any Mortgage Loan as to which there has been a reduction in the amount of interest  collectible  thereon for the most  recently ended  calendar  month as a result of the  application  of the Relief Act,  the  amount,  if any, by which

                                                        -25-

(i) interest  collectible  on such Mortgage Loan for the most recently  ended  calendar month is less than
(ii) interest accrued thereon for such month pursuant to the Mortgage Note.

                  REMIC:   A  "real  estate   mortgage   investment   conduit,"   within  the  meaning  of
Section 860D  of the  Code.  Reference  herein  to  REMIC  refers  to each  REMIC  created  in the  Series
Supplement.

                  REO Disposition:  The final sale by Wells Fargo,  in its  capacity as  Servicer,  of any
REO Property.

                  REO Disposition  Fee:  With respect to each REO  Disposition,  the greater of (i) $1,200 or (ii) one  percent  (1%) of the  final  sales  price of such REO  Disposition;  provided,  that the real estate broker  commission  with respect to the liquidation of the REO property is equal to or less than 5%
except in such cases  where the  property  value is less than  $100,000  or the  property  is located in a rural area and market  conditions  require the  Servicer to pay a real estate  broker  commission  greater than 5% or prior written consent has been obtained from CSFB or their authorized representative.

                  REO Property:  A Mortgaged  Property  acquired by the Trust Fund through  foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

                  Required  Insurance  Policy:  With  respect to any  Non-Designated  Mortgage  Loan,  any insurance  policy that is required to be maintained  from time to time under this  Agreement in respect of such Mortgage Loan or the related Mortgaged Property.

                  Residual Certificates:  The Class AR Certificates and Class AR-L Certificates.

                  Responsible  Officer:  When used with  respect  to the Trust  Administrator,  shall mean any officer  within the corporate  trust  department of the Trust  Administrator,  including any Assistant
Vice President,  the Secretary,  any Vice President,  Assistant  Secretary,  the Treasurer,  any Assistant
Treasurer,  any Trust  Officer or any other  officer  of the Trust  Administrator  customarily  performing functions  similar to those performed by any of the above  designated  officers and any officer within the
Corporate Trust Department having direct  responsibility  for the  administration of this Agreement.  When used with respect to the Trustee,  shall mean any officer  within the Corporate  Trust  Department  having direct  responsibility  for the  administration  of this Agreement and also,  with respect to a particular matter,  any other  officer to whom such matter is referred  because of such  officer's  knowledge  of and familiarity with the particular subject.

                  Rolling  Three-Month  Delinquency  Rate: For any Distribution Date will be the fraction, expressed as a  percentage,  equal to the average of the  Delinquency  Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

                  Rule 144A:  Rule 144A under the 1933 Act, as in effect from time to time.

                  S&P:  Standard & Poor's  Ratings  Services,  a division  of The  McGraw-Hill  Companies,
Inc., or any successor thereto.

                  Sarbanes-Oxley  Act: The  Sarbanes-Oxley  Act of 2002 and the rules and  regulations  of the Commission promulgated thereunder (including any interpretations thereof by the Commission's staff).

                  Sarbanes-Oxley Certification:  As defined in Section 13.09.

                                                        -26-

                  Scheduled  Payment:  The  scheduled  monthly  payment on a Mortgage  Loan due on any Due
Date  allocable to principal  and/or  interest on such  Mortgage Loan pursuant to the terms of the related
Mortgage Note.

                  Securities  Act:  means  the  Securities  Act of 1933,  as  amended,  and the  rules and regulations thereunder.

                  Security  Agreement:  With  respect to a  Cooperative  Loan,  the  agreement or mortgage creating  a  security  interest  in  favor  of the  originator  of the  Cooperative  Loan  in the  related
Cooperative Shares.

                  Seller(s):  As defined in the Series Supplement.

                  Series:  All of the  Certificates  issued  pursuant to an Agreement and bearing the same series designation.

                  Series  Supplement:  The agreement  into which this Standard Terms is  incorporated  and pursuant to which a particular Series of Certificates is issued.

                  Servicer Employee:  As defined in Section 3.16.

                  Service(s)(ing):   In  accordance   with   Regulation  AB,  the  act  of  servicing  and
administering  the Mortgage  Loans or any other assets of the Trust by an entity that meets the definition of "servicer'  set forth in Item 1101 of Regulation AB and is subject to the disclosure  requirements  set forth in 1108 of Regulation AB. For  clarification  purposes,  any  uncapitalized  occurrence of this term
shall  have  the  meaning  commonly   understood  by  participants  in  the  residential   mortgage-backed
securitization market.

                  Servicer  Mortgage  File:  All  documents  pertaining to a Mortgage Loan not required to be included in the Trustee  Mortgage File and held by the Master  Servicer or the related  Servicer or any
Sub-Servicer.

                  Servicers:  As defined in the Series Supplement.

                  Servicing  Advance:  With respect to the  Non-Designated  Mortgage Loans, all customary, reasonable  and necessary  "out of pocket" costs and expenses  incurred  prior to, on or after the Cut-off
Date in the  performance  by a Servicer  of its  servicing  obligations  related to such  Mortgage  Loans, including,  but not limited to, the cost  (including  reasonable  attorneys'  fees and  disbursements)  of
(i) the  preservation,  restoration  and  protection  of a Mortgaged  Property,  (ii) compliance  with the obligations  under  Section 3.11  and any  enforcement or judicial  proceedings,  including  foreclosures,
(iii) the  management  and  liquidation  of any  REO Property  (including  default  management and similar services,  appraisal  services and real estate broker services),  (iv) any expenses incurred by a Servicer in connection with obtaining an  environmental  inspection or review  pursuant to the second  paragraph of
Section 3.11(a),  (v) compliance  with the obligations  under  Section 3.09,  (vi) locating  any documents missing from the Trustee's  Mortgage File and  (vii) obtaining  broker price  opinions.  In no event shall any Servicer be required to make any Servicing Advance which would constitute a Nonrecoverable Advance.

                  With  respect  to the  Designated  Mortgage  Loans,  Servicing  Advance  shall  have the meaning assigned to such term in the related Designated Servicing Agreement.

                                                        -27-

                  Servicing  Criteria:  The  "servicing  criteria" set forth in Item 1122(d) of Regulation
AB, as such may be amended from time to time.

                  Servicing  Fee: As to each Mortgage Loan and any  Distribution  Date, an amount equal to one month's  interest at the Servicing Fee Rate on the Stated  Principal  Balance of such Mortgage Loan as of the Due Date in the month of such Distribution  Date (prior to giving effect to any Scheduled  Payments due on such Mortgage Loan on such Due Date), subject to reduction as provided in Section 3.14.

                  Servicing  Fee Rate:  As to each  Mortgage  Loan,  the per  annum  rate set forth on the
Mortgage Loan Schedule.

                  Servicing  Function  Participant:  Any  Servicer,  the  Master  Servicer  or  the  Trust
Administrator  and  any  Sub-Servicer,  Subcontractor  or  any  other  Person  (other  than  the  Trustee)
contracted by a Servicer,  the Master Servicer or the Trust  Administrator  that is performing  activities addressed by the Servicing  Criteria,  unless,  with respect to any  Sub-Servicer,  Subcontractor or other
Person  contracted  by a  Servicer,  the  Master  Servicer  or  the  Trust  Administrator,  such  Person's activities  relate only to 5% or less of the  Mortgage  Loans  (measured  by  aggregate  Stated  Principal
Balance of the Mortgage  Loans,  annually at the  commencement  of the calendar  year prior to the year in which an Assessment of  Compliance  is required to be delivered,  multiplied by a fraction,  the numerator of which is the number of months during which such  Servicing  Function  Participant  Services the related
Mortgage  Loans and the  denominator of which is 12, or, in the case of the year in which the Closing Date occurs, the number of months elapsed from the Cut-off Date to the end of such calendar year).

                  Servicing  Officer:  Any officer of a Servicer  involved  in, or  responsible  for,  the administration  and servicing of the related Mortgage Loans whose name and specimen  signature appear on a list of  servicing  officers  furnished  to the Trustee and the Trust  Administrator  by a Servicer on the
Closing Date  pursuant to this  Agreement,  as such list may from time to time be amended and delivered to the Trustee and Trust Administrator.

                  Significance  Percentage:   With  respect  to  each  Distribution  Date  and  each  Swap
Agreement  and  Interest  Rate  Cap  Agreement,  the  amount  calculated  by the  Trust  Administrator  in accordance  with  DLJ's  internal  risk  management  process  in  respect  of  similar  instruments,  such calculation to be performed as agreed upon by the Depositor and the Trust Administrator.

                  Special Event of Default:  As defined in the Series Supplement.

                  Special  Hazard Loss: A Realized  Loss (or portion  thereof)  with respect to a Mortgage
Loan arising  from any direct  physical  loss or damage to a Mortgaged  Property  (including  any Realized
Loss due to the presence or suspected  presence of hazardous  wastes or substances on mortgaged  property)
which is not  covered by a  standard  hazard  maintenance  policy  with  extended  coverage  or by a flood insurance  policy,  if applicable (or which would not have been covered by such a policy had such a policy been maintained),  which is caused by or results from any cause except: (i) wear and tear,  deterioration, rust or  corrosion,  mold,  wet or dry rot,  inherent  vice or  latent  defect,  animals,  birds,  vermin, insects; (ii) settling,  subsidence, cracking, shrinkage, bulging or expansion of pavements,  foundations, walls, floors, roofs or ceilings;  (iii) errors in design, faulty workmanship or faulty materials,  unless the collapse of the property or part thereof  ensues and then only for the ensuing loss;  (iv) nuclear  or chemical reaction or nuclear radiation or radioactive or chemical  contamination,  all whether  controlled or  uncontrolled,  and  whether  such loss be direct or  indirect,  proximate  or remote;  (v) hostile  or warlike action in time of peace or war,  including action in hindering,  combating or defending against an actual,  impending or expected  attack (a) by any government of sovereign  power,  de jure or de facto, or by any  authority  maintaining  or using  military,  naval or air forces,  (b) by  military,  naval or air

                                                        -28-

forces,  or (c) by an agent of any such  government,  power,  authority or forces;  (vi) any weapon of war employing  atomic  fission or  radioactive  force whether in time of peace or war; or  (vii) insurrection, rebellion,  revolution,  civil war, usurped power or action taken by governmental  authority in hindering, combating or  defending  against such  occurrence,  seizure or  destruction  under  quarantine  or customs regulations,  confiscation  by order of any  government  or public  authority,  or risks of  contraband or illegal transportation or trade.

                  Special Hazard Loss Coverage Amount:  With respect to the Class C-B Certificates,  as of the Closing Date, the Initial  Special  Hazard Loss Coverage  Amount and subject to reduction from time to time, to be an amount equal on any  Distribution  Date to the lesser of (a) the  greatest of (i) 1% of the
Aggregate  Related  Pass-Through  Collateral  Balance,  (ii) twice  the  principal  balance of the largest
Mortgage Loan in the related  Pass-Through Loan Groups and (iii) the  aggregate Stated Principal  Balances of the Mortgage Loans in the related  Pass-Through Loan Groups secured by Mortgaged  Properties located in the single  California  postal zip code area having the highest  aggregate  principal  balance of any such zip code area and (b) the Initial  Special Hazard Loss Coverage Amount less the amount,  if any, of losses attributable  to Special  Hazard Losses  allocated to the Class C-B  Certificates  since the Closing Date.
All Stated  Principal  Balances for the purpose of this  definition will be calculated as of the first day of the month preceding such Distribution  Date after giving effect to scheduled  installments of principal and  interest  on the  Mortgage  Loans then due,  whether or not paid.  The Special  Hazard Loss  Coverage
Amount may be reduced below the amount set forth above for any  Distribution  Date with the consent of the
Rating  Agencies as evidenced by a letter of each Rating Agency to the Trust  Administrator  to the effect that any such reduction will not result in a downgrading of the current  ratings  assigned to such Classes of Certificates rated by it.
                  Special  Hazard Loss Coverage  Termination  Date:  The date on which the Special  Hazard
Loss Coverage Amount has been reduced to zero.

                  Special  Serviced  Mortgage  Loan:  The  Mortgage  Loans for which the Special  Servicer acts as servicer pursuant to Section 3.17(a).

                  Special Servicer: As defined in the Series Supplement.

                  SPS:  Select  Portfolio  Servicing,  Inc., a Utah  corporation,  and its  successors and assigns.

                  SPS  Mortgage  Loans:  Any SPS  Serviced  Mortgage  Loans for which SPS has not  entered into a subservicing arrangement for such Mortgage Loan pursuant to Section 3.02 hereof.

                  SPS Serviced  Mortgage  Loans:  The Mortgage  Loans  identified  as such on the Mortgage
Loan Schedule for which SPS is the applicable Servicer or the Special Servicer.

                  Standard Hazard Policy:  Each standard hazard insurance  policy or replacement  therefor referred to in Section 3.09.

                  Standard  Terms:  This Standard  Terms of Pooling and Servicing  Agreement,  dated as of
February 1, 2007.

                  Stated   Principal   Balance:   With   respect  to  any   Mortgage   Loan  and  date  of
determination,  the principal  balance of such Mortgage Loan as of the Cut-off Date, after  application of the  principal  portion of all  Scheduled  Payments  due on or before  the  Cut-off  Date,  whether or not received,  increased by the portion of any Capitalization  Reimbursement Amount allocable to such Mortgage
Loan,  minus  the  sum  of  (i) all  amounts   allocable  to  principal  that  have  been  distributed  to
Certificateholders  with respect to such  Mortgage Loan on or before that date of  determination  and (ii)

                                                        -29-

any  Realized  Losses  on  such  Mortgage  Loan  that  have  been  allocated  to one or  more  Classes  of
Certificates on or before that date of determination.

                  Stock  Power:   With  respect  to  a  Cooperative  Loan,  an  assignment  of  the  stock certificate or an assignment of the Cooperative Shares issued by the Cooperative Corporation.

                  Streamlined   Mortgage  Loan:  A  Mortgage  Loan   originated  in  connection  with  the
refinance of a mortgage loan pursuant to the related Seller's  streamlined  documentation  program then in effect.

                  Subcontractor:  Any vendor,  subcontractor  or other Person that is not  responsible for the overall  servicing  of Mortgage  Loans but  performs  one or more  discrete  functions  identified  in
Item 1122(d)  of  Regulation  AB with  respect to Mortgage  Loans under the  direction or authority of any
Servicer (or a Sub-Servicer of any Servicer), the Master Servicer or the Trust Administrator.

                  Subordinate Certificates:  As defined in the Series Supplement.

                  Subsequent  Cut-off Date:  With respect to any  Subsequent  Mortgage Loan, the first day of the month on which such Mortgage Loan is transferred to the Trust.

                  Subsequent  Mortgage  Loan:  Any  Mortgage  Loan  other than an  Initial  Mortgage  Loan conveyed to the Trust Fund pursuant to Section 2.01 hereof and to a Subsequent  Transfer Agreement,  which
Mortgage Loan shall be listed on the revised Mortgage Loan Schedule  delivered  pursuant to this Agreement and on Schedule A to such Subsequent  Transfer  Agreement.  When used with respect to a single  Subsequent
Transfer  Date,  Subsequent  Mortgage Loan shall mean a Subsequent  Mortgage Loan conveyed to the Trust on that Subsequent Transfer Date.

                  Subsequent  Transfer  Agreement:  A Subsequent  Transfer Agreement  substantially in the form of Exhibit X hereto, executed and delivered by and among the Depositor, DLJMC and the Trustee.

                  Subsequent Transfer Date: For any Subsequent  Transfer  Agreement,  the date the related
Subsequent  Mortgage  Loans are  transferred  to the Trust  pursuant  to the related  Subsequent  Transfer
Agreement.

                  Sub-Servicer:  Any Person that  (i) services  Mortgage  Loans on behalf of any Servicer,
and  (ii)  is  responsible   for  the  performance   (whether   directly  or  through   sub-servicers   or
Subcontractors)  of  Servicing  functions  required  to be  performed  under this  Agreement,  any related
Designated  Servicing  Agreement or any  sub-servicing  agreement that are identified in  Item 1122(d)  of
Regulation AB.

                  Subservicing  Agreement:  An  agreement  between a Servicer and a  Sub-Servicer  for the servicing of the related Mortgage Loans.

                  Substitution Adjustment Amount:  As defined in Section 2.03.

                  Supplemental Interest Account: As defined in the Series Supplement.

                  Supplemental  Interest  Trust:  The trust created  pursuant to  Section 4.08  herein and designated as the  "Supplemental  Interest  Trust,"  consisting of the Swap  Agreement,  the  Supplemental
Interest Account and the right to receive Net Swap Payments from the Swap Counterparty.

                  Supplement Interest Trust Payment:  As defined in the Series Supplement.

                                                        -30-

                  Supplemental Interest Trust Trustee:  As defined in the Series Supplement.

                  Swap Agreement:  As defined in the Series Supplement.

                  Swap Certificates:  As defined in the Series Supplement.

                  Swap Counterparty:  As defined in the Series Supplement.

                  Swap Counterparty Payment:  As defined in the Series Supplement.

                  Swap Payment Date:  As defined in the Series Supplement.

                  Targeted Overcollateralization Amount:  As defined in the Series Supplement.

                  Tax  Matters  Person:  The  person  designated  as "tax  matters  person"  in the manner provided under Treasury  regulation § 1.860F 4(d) and  temporary Treasury  regulation  § 301.6231(a)(7)1T.
Initially, the Tax Matters Person shall be the Trust Administrator.

                  Telerate  Page 3750:  The display  designated  as page 3750 on Bridge  Telerate  Service
(or such  other  page as may  replace  page 3750 on that  service  for the  purpose of  displaying  London interbank offered rates of major banks).

                  Terminating  Auction  Date:  With  respect  to Loan Group 1, Loan Group 2 and Loan Group
3, as defined in Section 11.01(d) and with respect to Loan Group 4, as defined in Section 11.01(e).

                  Terminating  Auction  Purchaser:  With  respect  to Loan  Group 1, Loan Group 2 and Loan
Group 3, as defined in Section 11.01(d) and with respect to Loan Group 4, as defined in Section 11.01(e).

                  Terminating  Auction  Sale:  With  respect  to Loan Group 1, Loan Group 2 and Loan Group
3, as defined in Section 11.01(d) and with respect to Loan Group 4, as defined in Section 11.01(e).

                  Terminating  Entity:  The  entity  determined  by the Trust  Administrator  pursuant  to
Section 11.02 of this Agreement.

                  Transferring Servicer:  As defined in Section 3.17(a) hereof.

                  Transferee Affidavit and Agreement:  As defined in Section 6.02(g)(i)(B).

                  Trigger Event:  As defined in the Series Supplement.

                  Trust Administrator:  As defined in the Series Supplement.

                  Trust Administrator Fee:  As set forth in Section 10.05.

                  Trust  Administrator  Fee Rate:  As to each  Mortgage  Loan,  a per annum  rate equal to
0.00%.

                  Trust  Collateral:  With  respect  to  the  Pass-Through  Loan  Groups,  as  defined  in
Section 11.01(c)(i), and with respect to any Floater Loan Group, as defined in Section 11.01(c)(ii).

                  Trustee:  As defined in the Series Supplement.

                                                        -31-

                  Trustee   Mortgage  File:  The  mortgage   documents   listed  in  Section 2.01   hereof
pertaining  to a  particular  Mortgage  Loan  and any  additional  documents  required  to be added to the
Trustee Mortgage File pursuant to this Agreement.

                  Trust  Fund:  The  corpus of the  Trust  created  by this  Agreement  consisting  of the collateral  transferred  to the  Trustee  in trust  for the  benefit  of  Certificateholders  pursuant  to
Section 2.01(a).

                  Trust Receipt and Final Certification:  As defined in Section 2.02(a).

                  Trust Receipt and Initial Certification:  As defined in Section 2.02(a).

                  Underwriter's  Exemption:  Prohibited  Transaction Exemption 2002-41, 67 Fed. Reg. 54487
(2002), as amended (or any successor  thereto),  or any  substantially  similar  administrative  exemption granted by the U.S. Department of Labor.

                  U.S.  Person:  A citizen or resident of the United States,  a  corporation,  partnership or other entity  treated as a  corporation  or  partnership  for federal  income tax  purposes  created or organized in, or under the laws of, the United States,  any State thereof or the District of Columbia,  an estate or trust whose  income from sources  without the United  States is  includable  in gross income for
United States  federal  income tax purposes  regardless of its  connection  with the conduct of a trade or business  within  the  United  States,  or  any  trust  treated  as a  United  States  Person  under  Code
Section 7701(a)(30).

                  Voting Rights:  As defined in the Series Supplement.

                  Wells Fargo:  Wells Fargo Bank, N.A., and its successors and assigns.

                  Wells Fargo  Serviced  Mortgage  Loans:  The Mortgage  Loans  identified  as such on the
Mortgage Loan Schedule, for which Wells Fargo is the applicable Servicer.

                  WMMSC:  Washington  Mutual Mortgage  Securities Corp., a Delaware  corporation,  and its successors and assigns.

                  WMMSC Serviced  Mortgage  Loans:  The Mortgage Loans  identified as such on the Mortgage
Loan Schedule, for which WMMSC is the applicable Servicer.

                                                        -32-

                                                ARTICLE II

                                      CONVEYANCE OF MORTGAGE LOANS;
                                      REPRESENTATIONS AND WARRANTIES

                  SECTION 2.01.     Conveyance of Trust Fund.

                  (a)      As set forth in the Series Supplement.

                  (b)      In connection  with the transfer and assignment set forth in clause  (a) above, the  Depositor  has  delivered  or  caused  to  be  delivered  to a  Custodian  for  the  benefit  of  the
Certificateholders, the documents and instruments with respect to each Initial Mortgage Loan as assigned:

                  (i)      (A) the  original  Mortgage  Note  bearing  all  intervening  endorsements  and including  any  riders to the  Mortgage  Note,  endorsed  "Pay to the order of  ________________,  without recourse" and signed in the name of the last named  endorsee by an authorized  officer or (B) with respect to any Lost Mortgage  Note, a lost note  affidavit and indemnity  from the related Seller stating that the original  Mortgage Note was lost or destroyed,  (together with a copy of such Mortgage Note, if available)
and  indemnifying  the Trust Fund  against  any loss,  cost or  liability  resulting  from the  failure to deliver the original Mortgage Note;

                  (ii)     the original of any  guarantee  executed in  connection  with the Mortgage Note
(if any);

                  (iii)    for  each  Mortgage  Loan  that  is  not a MERS  Mortgage  Loan,  the  original
Mortgage,  with evidence of recording  thereon,  or copies certified by the related recording office or if the original  Mortgage has not yet been  returned  from the recording  office,  a copy  certified by or on behalf of the related  Seller  indicating  that such Mortgage has been delivered for recording (the return directions for the original  Mortgage should indicate,  when recorded,  mail to the related Seller) and in the case of each MERS  Mortgage  Loan,  the  original  Mortgage,  noting  the  presence  of the MIN of the related  Mortgage  Loan  and  either  language  indicating  that  the  Mortgage  Loan is a MOM Loan if the
Mortgage  Loan is a MOM  Loan or if the  Mortgage  Loan was not a MOM Loan at  origination,  the  original
Mortgage and the assignment  thereof to MERS,  with evidence of recording  indicated  thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

                  (iv)     the  originals  of all  assumption,  modification,  consolidation  or extension agreements,  (or,  if an original  of any of these  documents  has not been  returned  from the  recording office,  a copy thereof  certified by or on behalf of the related Seller,  the original to be delivered to the related  Seller  forthwith  after  return  from such  recording  office)  with  evidence of  recording thereon, if any;

                  (v)      for  each  Mortgage  Loan  that  is  not a MERS  Mortgage  Loan,  the  original
Assignment of Mortgage as appropriate,  in recordable  form, for each Mortgage Loan from the last assignee assigned in blank;

                  (vi)     for each Mortgage  Loan that was not a MERS  Mortgage Loan at its  origination, the  originals  of any  intervening  recorded  Assignments  of  Mortgage,  showing  a  complete  chain  of assignment from  origination to the last assignee,  including  warehousing  assignments,  with evidence of recording  thereon (or, if an original  intervening  Assignment of Mortgage has not been returned from the recording  office,  a copy  thereof  certified by or on behalf of the related  Seller,  the original to be delivered to the Custodian forthwith after return from such recording office);

                                                        -33-

                  (vii)    the original  mortgage title insurance  policy, or copy of title commitment (or in appropriate jurisdictions, attorney's opinion of title and abstract of title); and

                  (viii)   with respect to a  Cooperative  Loan,  if any, the  originals of the  following documents or instruments:

                           (A) the Cooperative Shares, together with the Stock Power in blank;

                           (B) the executed Security Agreement;

                           (C) the executed  Proprietary  Lease and the Assignment of Proprietary Lease to
the originator of the Cooperative Loan;

                           (D) the executed Recognition Agreement;

                           (E) Copies  of the  original  UCC  financing  statement,  and any  continuation statements,  filed by the  originator of such  Cooperative  Loan as secured  party,  each with evidence of recording  thereof,  evidencing  the  interest of the  originator  under the  Security  Agreement  and the
Assignment of Proprietary Lease;

                           (F) Copies  of  the  filed  UCC  assignments  or  amendments  of  the  security interest  referenced  in clause (E) above  showing an unbroken  chain of title from the  originator to the
Trust,  each with  evidence of  recording  thereof,  evidencing  the  interest of the  assignee  under the
Security Agreement and the Assignment of Proprietary Lease;

                           (G) An executed  assignment  of the interest of the  originator in the Security
Agreement,  the Assignment of Proprietary Lease and the Recognition  Agreement,  showing an unbroken chain of title from the originator to the Trust; and

                           (H) For any  Cooperative  Loan that has been modified or amended,  the original instrument or instruments effecting such modification or amendment.

                  In addition,  in connection  with the  assignment of any MERS Mortgage Loan, the related
Seller  agrees that it shall cause,  at the related  Seller's  expense,  the MERS® System to indicate that such  Mortgage  Loans have been  assigned by the related  Seller to the  Trustee in  accordance  with this
Agreement   (and  any   Subsequent   Transfer   Agreement,   if   applicable)   for  the  benefit  of  the
Certificateholders  by including  (or deleting,  in the case of Mortgage  Loans which are  repurchased  or substituted  in  accordance  with  this  Agreement)  the  information  required  by the  MERS®  System  to
(a) identify the Trustee and  (b) identify  the series of the Certificates  issued in connection with such
Mortgage  Loans.  The Trustee  shall  confirm,  or cause the related  Custodian  to confirm,  on the Final
Certification  of the related  Custodian  whether or not such assignment has occurred.  The related Seller further  agrees that it shall not, and shall not permit a Servicer to, and each  related  Servicer  agrees that it shall not,  alter the  information  referenced in this paragraph with respect to any Mortgage Loan during the term of this  Agreement  unless and until such Mortgage Loan is  repurchased  or substituted in accordance with the terms of this Agreement.

                  Further,  each  Servicer is authorized  and  empowered by the Trustee,  on behalf of the
Certificateholders  and the Trustee,  in its own name or in the name of any Sub-Servicer,  when a Servicer or any  Sub-Servicer,  as the case may be,  believes it  appropriate  in its best judgment to register any
Mortgage  Loan on the MERS®  System,  or cause the removal from the  registration  of any Mortgage Loan on the MERS® System, to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of

                                                        -34-

them,  any and all  instruments  of  assignment  and other  comparable  instruments  with  respect to such assignment or  re-recording  of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its successors and assigns.  Any costs incurred by a Servicer  pursuant to this paragraph  shall be considered a Servicing Advance and shall be reimburseable to such Servicer.

                  In the event the Depositor  delivers to a Custodian  certified copies of any document or instrument  set forth in  2.01(b) because  of a delay caused by the public  recording  office in returning any recorded document,  the Depositor shall deliver or cause to be delivered to such Custodian,  within 60 days  of  the  Closing  Date  or the  related  Subsequent  Transfer  Date,  as  applicable,  an  Officer's
Certificate  which shall  (i) identify the recorded  document,  (ii) state that the recorded  document has not been  delivered to such  Custodian due solely to a delay caused by the public  recording  office,  and
(iii) state  the  amount of time  generally  required  by the  applicable  recording  office to record and return a document submitted for recordation.

                  In the event that in  connection  with any Mortgage Loan the  Depositor  cannot  deliver
(a) for a Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage,  (b) all interim recorded  assignments or (c) the lender's title policy  (together with all riders thereto)  satisfying the requirements  set forth above,  concurrently  with the execution and delivery hereof because such document or documents  have not been returned from the  applicable  public  recording  office in the case of clause
(a) or  (b) above,  or  because  the title  policy has not been  delivered  to the  related  Seller or the
Depositor by the applicable  title insurer in the case of clause  (c) above,  the Depositor shall promptly deliver to the related Custodian,  in the case of clause (a) or (b) above,  such original Mortgage or such interim  assignment,  as the case may be, with  evidence  of  recording  indicated  thereon  upon  receipt thereof from the public recording office, or a copy thereof,  certified,  if appropriate,  by the relevant recording office and, in the case of clause  (c) above,  any title policy upon receipt from the applicable title insurer.

                  As promptly as  practicable  subsequent  to such  transfer  and  assignment,  and in any event, within thirty (30) days thereafter,  DLJMC shall, at its expense,  (i) affix or cause to be affixed the Trustee's name to each  Assignment of Mortgage,  as the assignee  thereof,  (ii) cause such assignment to be in proper form for  recording in the  appropriate  public office for real  property  records  within thirty (30) days  after receipt  thereof and  (iii) cause to be delivered for recording in the appropriate public  office for real property  records the  assignments  of the Mortgages to the Trustee,  except that, with respect to any assignment of a Mortgage as to which DLJMC has not received the  information  required to prepare such  assignment in recordable  form,  DLJMC's  obligation to do so and to deliver the same for such recording shall be as soon as practicable  after receipt of such  information and in any event within thirty (30) days after the receipt  thereof,  and DLJMC need not cause to be recorded any assignment which relates to a Mortgage  Loan in any  jurisdiction  under the laws of which,  as  evidenced by an Opinion of
Counsel delivered by the Depositor (at the Depositor's  expense) to the Trustee,  the Trust  Administrator and DLJMC,  acceptable to the Rating  Agencies,  the  recordation  of such  assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan.

                  If  any  original  Mortgage  Note  referred  to in  Section 2.01(b)(i) above  cannot  be located,  the  obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon delivery to the related  Custodian of a photocopy of such Mortgage  Note,  if available,  with a lost note affidavit  and  indemnity.  If any of the  original  Mortgage  Notes for which a lost note  affidavit  and indemnity was delivered to the Custodian is  subsequently  located,  such original  Mortgage Note shall be delivered to such Custodian within three (3) Business Days.

                  (c)      The Trustee and the Trust  Administrator  are  authorized  to enter into one or more  Custodial  Agreements,  at the  direction  of the  Depositor,  for the purpose of having a Custodian maintain  custody of the documents and  instruments  referred to in this  Section 2.01,  and any documents

                                                        -35-

delivered  thereunder shall be delivered to such Custodian and any Officer's  Certificates  delivered with respect thereto shall be delivered to the Trustee, the Trust Administrator and such Custodian.

                  (d)      It is the express  intent of the parties to this  Agreement that the conveyance of the  Mortgage  Loans by the  Depositor  to the  Trustee as  provided  in this  Section 2.01  be, and be construed  as, a sale of the  Mortgage  Loans by the  Depositor to the Trustee.  It is,  further,  not the intention of the parties to this Agreement  that such  conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other  obligation of the  Depositor.  However,  in the event that,  notwithstanding  the intent of the parties to this Agreement,  the Mortgage Loans are held to be the  property of the  Depositor,  or if any for any other  reason this  Agreement  is held or deemed to create a security  interest in the Mortgage  Loans then  (a) this  Agreement  shall also be deemed to be a security  agreement  within the  meaning  of  Articles 8 and 9 of the New York  Uniform  Commercial  Code;
(b) the  conveyance  provided for in this  Section 2.01  shall be deemed to be a grant by the Depositor to the Trustee for the benefit of the  Certificateholders  of a security  interest in all of the  Depositor's right,  title and  interest in and to the Trust Fund and all  proceeds  of the  conversion,  voluntary  or involuntary,  of any portion of the Trust Fund into cash or other liquid property;  (c) the  possession by the  Trustee or any  Custodian  of such items of property  and such other items of property as  constitute instruments,  money,  negotiable  documents or chattel  paper shall be deemed to be "in  possession by the secured  party" for purposes of perfecting  the security  interest  pursuant to  Section 9-313  of the New
York  Uniform   Commercial   Code;  and   (d) notifications   to  persons   holding  such  property,   and
acknowledgments,   receipts  or  confirmations  from  persons  holding  such  property,  shall  be  deemed notifications to, or acknowledgments,  receipts or confirmations from, financial  intermediaries,  bailees or agents (as  applicable)  of the Trustee for the  benefit of the  Certificateholders  for the purpose of perfecting  such security  interest  under  applicable  law (except that nothing in this clause  (d) shall cause any person to be deemed to be an agent of the Trustee for any purpose  other than for  perfection of such security  interests unless,  and then only to the extent,  expressly  appointed and authorized by the
Trustee in writing).  The Depositor and the Trustee,  upon  directions  from the Depositor,  shall, to the extent  consistent  with this  Agreement,  take such actions as may be  necessary to ensure that,  if this
Agreement were deemed to create a security  interest in the Mortgage Loans,  such security  interest would be  deemed  to be a  perfected  security  interest  of first  priority  under  applicable  law and will be maintained as such throughout the term of this Agreement.

                  (e)      The  Depositor  hereby  authorizes  and  directs  the  Trust  Administrator  to
(i) execute the Interest Rate Cap Agreements and Swap  Agreements,  and (ii) to  ratify,  on behalf of the
Trust,  the terms agreed to by the  Depositor  with respect to the Interest Rate Cap  Agreements  and Swap
Agreements.  The  Depositor  shall pay or cause to be paid on behalf of the Trust the payments owed to the
Counterparties  as of the Closing Date pursuant to the terms of the Interest Rate Cap  Agreements and Swap
Agreements.

                  (f)      Upon one  Business  Day's  prior  written  notice  to the  Trustee,  the  Trust
Administrator  and the  Rating  Agencies,  on any  Business  Day  designated  by the  Depositor  during  a
Prefunding  Period,  the  Depositor,  the Seller and the  Trustee  shall  complete,  execute and deliver a
Subsequent  Transfer  Agreement so long as each Rating  Agency has provided  notice that the execution and delivery of such  Subsequent  Transfer  Agreement  will not result in a  reduction  or  withdrawal  of the ratings assigned to the Certificates on the Closing Date.
                  The transfer of Subsequent  Mortgage  Loans and the other  property and rights  relating to them on a Subsequent Transfer Date is subject to the satisfaction of each of the following conditions:

                           (i) each  Subsequent  Mortgage Loan conveyed on such  Subsequent  Transfer Date satisfies the  representations  and  warranties  applicable to it under this  Agreement as of the

                                                        -36-

         applicable  Subsequent  Transfer  Date;  provided,  however,  that with  respect to a breach of a representation  and warranty with respect to a Subsequent  Mortgage Loan,  the  obligation  under
         Section 2.03  of this  Agreement of the Seller to cure,  repurchase  or replace  such  Subsequent
         Mortgage  Loan shall  constitute  the sole  remedy  against  the Seller  respecting  such  breach available to Certificateholders, the Depositor or the Trustee;

                           (ii) the Rating  Agencies  shall have been  provided with an Opinion of Counsel or Opinions of Counsel  (dated as of the Closing  Date),  at the expense of the  Depositor,  with respect to the  characterization  of the transfer of the  Subsequent  Mortgage  Loans conveyed on such Subsequent Transfer Date as a sale;

                           (iii) the  execution  and  delivery of such  Subsequent  Transfer  Agreement or conveyance  of  the  related  Subsequent  Mortgage  Loans  does  not  result  in a  reduction  or withdrawal  of any  ratings  assigned  to the  Certificates  on the  Closing  Date by the  Rating
         Agencies;

                           (iv) no  Subsequent  Mortgage Loan  conveyed on such  Subsequent  Transfer Date was 30 or more days contractually delinquent as of its subsequent Cut-off Date;

                           (v) the  remaining  term to stated  maturity of such  Subsequent  Mortgage Loan will not exceed 30 years;

                           (vi)  the  Depositor  shall  have  deposited  in  the  Collection  Account  all principal and interest  collected  with respect to the related  Subsequent  Mortgage  Loans on or after the related Subsequent Cut-off Date;

                           (xii)  such  Subsequent  Mortgage  Loan  will be  otherwise  acceptable  to the
         Rating Agencies;

                           (xiii) no  Subsequent  Mortgage Loan will be subject to the  Homeownership  and
         Equity Protection Act of 1994 or any comparable state or local law;

                           (xiv)    no such Subsequent Mortgage Loan will be a balloon loan;

                           (xv)     such  Subsequent  Mortgage Loan will satisfy the criteria set forth in
         Section 2.01(f)(xv) of the Series Supplement; and

                           (xvi)  following  the  conveyance  of the  Subsequent  Mortgage  Loans  on such
         Subsequent  Transfer Date, the  characteristics of the Mortgage Loans in the Prefunded Group will have the characteristics set forth in Section 2.01(f)(xvi) of the Series Supplement.

                  (g)      Upon (1) delivery to the Trustee and the Trust  Administrator  by the Depositor
of a revised Mortgage Loan Schedule  reflecting the Subsequent  Mortgage Loans conveyed on such Subsequent
Transfer  Date and (2)  delivery  to the  Trustee  and the  Trust  Administrator  by the  Depositor  of an
Officer's  Certificate  confirming  the  satisfaction  of each of the  conditions  precedent  set forth in
Section 2.01(f),  the Trust Administrator  shall remit to the Depositor the Aggregate  Subsequent Transfer
Amount related to the Subsequent  Mortgage Loans transferred by the Depositor on such Subsequent  Transfer
Date from funds in the related Prefunding Account.

                                                        -37-

                  The  Trustee  and the  Trust  Administrator  shall not be  required  to  investigate  or otherwise verify compliance with the conditions set forth in the preceding  paragraph,  except for its own receipt  of  documents  specified  above,  and  shall  be  entitled  to  rely  on the  required  Officer's
Certificate.

                  (h)      Except as  specifically  set forth in this  Agreement  or by  separate  written agreement  among the related parties hereto,  the Depositor,  the Seller(s),  each Servicer and the Master
Servicer  agree that the  provisions of this  Agreement  shall  supersede  any  provisions in any existing mortgage loan purchase  agreement or servicing  agreement with respect to the Mortgage Loans for which the
Depositor, the Seller(s), a Servicer or the Master Servicer may be a party.

                  (i)      The Trustee is hereby  directed,  on or prior to the Closing  Date,  not in its individual  capacity  but solely on behalf of the Trust,  to execute  and deliver  each of the  Designated
Servicing  Agreements  in the forms  presented to it by the  Depositor,  for the benefit of the Holders of the  Certificates.  The Trustee  shall not be  personally  liable for the payment of any  indebtedness  or expenses of the Trust or be liable for the breach or failure of any obligation,  representation,  warranty or  covenant  made or  undertaken  by the Trustee on behalf of the Trust  under the  Designated  Servicing
Agreements or any other related  documents,  as to all of which recourse shall be had solely to the assets of the Trust in accordance  with the terms of this Agreement.  Every provision of this Agreement  relating to the conduct or affecting  the  liability of or affording  protection  to the Trustee shall apply to the
Trustee's  execution  of each  Designated  Servicing  Agreement  and the  performance  of any  obligations thereunder.

                  SECTION 2.02.     Acceptance by the Trustee.

                  (a)      Pursuant to the related Custodial  Agreement,  each Custodian agrees to execute and  deliver on the  Closing  Date to the  Depositor,  the  Trustee  and the Trust  Administrator  a Trust
Receipt  and  Initial  Certification  in the form  annexed  hereto as  Exhibit  I. Based on its review and examination,  and only as to the documents  identified  in such Trust  Receipt and Initial  Certification, each Custodian  acknowledges  that such documents appear regular on their face and relate to such Mortgage
Loan. The Custodians  shall be under no duty or obligation to inspect,  review or examine said  documents, instruments,  certificates  or other  papers  to  determine  that the same  are  genuine,  enforceable  or appropriate  for the  represented  purpose or that they have  actually  been  recorded  in the real estate records or that they are other than what they purport to be on their face.

                  Pursuant to the related  Custodial  Agreement,  not later than 90 days after the Closing
Date,  each Custodian  shall deliver to the  Depositor,  the Trustee and the Trust  Administrator  a Trust
Receipt and Final  Certification  in the form annexed hereto as Exhibit J, with any applicable  exceptions noted thereon.

                  Based  solely  upon the  Trust  Receipt  and  Initial  Certification  received  from the
Custodians,  and subject to the  provisions  of  Section 2.01  and any  exceptions  noted on an  exception report described in the next paragraph below, the Trustee  acknowledges  receipt of the documents referred to in  Section 2.01  above  and  declares  that it holds  and  shall  hold  such  documents  and the other documents  delivered  to it  constituting  the  Mortgage  File,  and that it holds or shall  hold all such assets and such other assets  included in the  definition of the Trust Fund in trust for the exclusive use and benefit of all present and future Certificateholders.

                  If, in the course of such review,  a Custodian  finds any document  constituting  a part of a Mortgage File which does not meet the  requirements of  Section 2.01,  such Custodian shall list such as an  exception  in  the  Trust  Receipt  and  Final  Certification  pursuant  to the  related  Custodial
Agreement;  provided,  however,  that a Custodian shall not make any  determination  as to whether (i) any endorsement  is  sufficient  to  transfer  all right,  title and  interest of the party so  endorsing,  as

                                                        -38-

noteholder  or assignee  thereof,  in and to that  Mortgage  Note or (ii) any  assignment is in recordable form or is  sufficient  to effect  the  assignment  of and  transfer  to the  assignee  thereof  under the mortgage to which the assignment relates.

                  The related  Seller shall  promptly  correct or cure such defect within 90 days from the date it was so notified  of such  defect  and, if the related  Seller does not correct or cure such defect within such period and such defect  materially and adversely  affects the interests of  Certificateholders in the related  Mortgage  Loan, the related Seller shall either  (a) substitute  for the related  Mortgage
Loan a Qualified  Substitute  Mortgage Loan,  which  substitution  shall be accomplished in the manner and subject to the conditions set forth in Section 2.03,  or (b) repurchase  such Mortgage Loan within 90 days from the date that the related  Seller was  notified of such  defect in writing at the  Purchase  Price of such  Mortgage  Loan;  or such  longer  period  not to  exceed  720  days  from  the  Closing  Date if the substitution  or  repurchase  of a Mortgage  Loan  pursuant to this  provision  is required by reason of a delay in delivery of any documents by the appropriate  recording  office or title insurer,  as applicable;
provided,  however,  that the related  Seller shall have no liability  for  recording  any  Assignment  of
Mortgage in favor of the Trustee or for the  Custodian's  failure to record such  Assignment  of Mortgage, and provided,  further,  that no related Seller shall be obligated to repurchase or cure any Mortgage Loan solely  as  a  result  of a  Custodian's  failure  to  record  such  Assignment  of  Mortgage.  The  Trust
Administrator  shall  deliver or direct the related  Custodian  to deliver to each Rating  Agency  written notice  within  270 days from the Closing Date  indicating  each Mortgage Loan (a) for which a mortgage or assignment  of mortgage  required  to be  recorded  hereunder  has not been  returned  by the  appropriate recording  office or (b) as to which there is a dispute as to location  or status of such  Mortgage  Loan.
Such notice shall be delivered  every 90 days  thereafter  until the related  Mortgage Loan is returned to the related  Custodian.  Any such substitution  pursuant to clause (a) of the preceding sentence shall not be  effected  prior to the  delivery  to the  Trustee  and the Trust  Administrator  of (1) the Opinion of
Counsel  required by  Section 2.05  hereof,  and (2) a  Request for Release  substantially  in the form of
Exhibit K.  No substitution  is permitted to be made in any calendar  month after the  Determination  Date for such month.  The Purchase  Price for any such  Mortgage  Loan shall be remitted by the related  Seller to the related  Servicer  for deposit in the related  Collection  Account on or prior to the  Business Day immediately  preceding such  Distribution  Date in the month  following the month during which the related
Seller  became  obligated  hereunder to repurchase  or replace such  Mortgage  Loan.  Upon receipt of such remittance,  the related  Servicer shall deliver a Request for Release with respect thereto  substantially in  the  form  of  Exhibit K  to the  related  Custodian,  with  copies  to  the  Trustee  and  the  Trust
Administrator,  and upon receipt of such  Request for Release,  the related  Custodian  shall  release the related  Mortgage  File held for the  benefit of the  Certificateholders  to the related  Seller,  and the
Trustee  shall  execute and deliver at the related  Seller's  direction  such  instruments  of transfer or assignment  prepared by the related  Seller,  in each case  without  recourse,  as shall be  necessary  to transfer title from the Trustee to the related Seller.

                  If pursuant to the preceding  paragraph the related  Seller  repurchases a Mortgage Loan that is a MERS  Mortgage  Loan,  the related  Servicer  shall,  at the related  Seller's  expense,  either
(i) cause  MERS to execute  and deliver an  Assignment  of Mortgage  in  recordable  form to transfer  the
Mortgage  from MERS to the related  Seller and shall cause such  Mortgage to be removed from  registration on the MERS® System in accordance  with MERS' rules and  regulations  or  (ii) cause  MERS to designate on the MERS® System the related Seller as the beneficial holder of such Mortgage Loan.

                  (b)      The related  Custodian  shall execute and deliver prior to 10:00 a.m. (New York
City time) on each Subsequent  Transfer Date to the Depositor,  the Trust Administrator and each Servicer, a  Subsequent  Certification  in  the  form  annexed  hereto  as  Exhibit  I.  Based  on  its  review  and examination,  and only as to the documents  identified  in such  Subsequent  Certification,  the Custodian shall  acknowledge  that such  documents  appear  regular  on their  face and  relate  to such  Subsequent
Mortgage Loan. None of the Trustee,  the Trust  Administrator or the related  Custodian shall be under any duty or  obligation  to inspect,  review or examine said  documents,  instruments,  certificates  or other

                                                        -39-

papers to determine that the same are genuine,  enforceable or appropriate for the represented  purpose or that they have  actually  been  recorded in the real estate  records or that they are other than what they purport to be on their face.

                  Not later than 90 days after the end of each Prefunding  Period,  the related  Custodian shall  deliver  to the  Depositor,  the  Trust  Administrator,  the  Seller  and  each  Servicer  a  Final
Certification  with  respect  to the  related  Subsequent  Mortgage  Loans in the form  annexed  hereto as
Exhibit J with any applicable exceptions noted thereon.

                  If, in the  course of such  review of the  Mortgage  Files  relating  to the  Subsequent
Mortgage  Loans,  the related  Custodian  finds any document  constituting a part of a Mortgage File which does not meet the  requirements  of  Section 2.01,  such Custodian  shall list such as an exception in the
Final  Certification;  provided,  however,  that such  Custodian  shall not make any  determination  as to whether  (i) any  endorsement  is  sufficient  to transfer  all right,  title and interest of the party so endorsing,  as noteholder or assignee  thereof,  in and to that Mortgage Note or (ii) any assignment is in recordable  form or is sufficient to effect the  assignment of and transfer to the assignee  thereof under the  mortgage  to which  the  assignment  relates.  The  related  Seller  shall  cure any such  defect  or repurchase or substitute for any such Mortgage Loan in accordance with Section 2.02(a).

                  (c)      It is understood  and agreed that the obligation of the related Seller to cure, substitute for or to repurchase  any Mortgage Loan which does not meet the  requirements  of  Section 2.01
shall  constitute  the  sole  remedy   respecting  such  defect  available  to  the  Trustee,   the  Trust
Administrator, the Depositor and any Certificateholder against the related Seller.

                  (d)      With  respect to any  Mortgage  Loan that is  delinquent  or in default and for which the related Seller reasonably  believes  breaches a  representation,  warranty or covenant under the mortgage loan purchase  agreement  pursuant to which the related  Seller  purchased from the originator or prior holder of such Mortgage Loan,  the related  Seller shall have the right to repurchase  such Mortgage
Loan from the  Trust at any time in order to  facilitate  its  rights  against  such  originator  or prior holder of such Mortgage Loan at a price equal to the Purchase Price;  provided,  however, that in no event shall  such  repurchase  take  place  with  respect to  Mortgage  Loans  constituting  more than 5% of the aggregate  Cut-off Date Principal  Balance of the Mortgage Loans plus amounts on deposit in the Prefunding
Accounts, if any, as of the Closing Date.

                  In the  event  that the  related  Seller  exercises  such  option,  the  Purchase  Price therefor shall be remitted to the related  Servicer for deposit in the related  Collection  Account.  Upon receipt of such  remittance,  the  related  Servicer  shall  deliver a Request for  Release  with  respect thereto  substantially in the form of Exhibit K to the related  Custodian,  with copies to the Trustee and the Trust  Administrator,  and upon  receipt of such  Request for  Release,  the related  Custodian  shall release the related  Mortgage File held for the benefit of the  Certificateholders  to the related Seller, and the Trustee shall execute and deliver at the related  Seller's  direction such instruments of transfer or assignment  prepared by the related  Seller,  in each case without  recourse,  as shall be necessary to transfer title from the Trustee to the related Seller.

                  SECTION 2.03.     Representations and Warranties of the Seller(s), Master Servicer and
                                            Servicers.

                  (a)      Each of DLJMC,  in its capacity as a Seller,  Wells  Fargo,  in its capacity as
Master Servicer,  SPS, in its capacity as Servicer,  Special  Servicer and  Modification  Oversight Agent,
Wells Fargo,  in its  capacity as Servicer,  GreenPoint,  in its capacity as Servicer,  and WMMSC,  in its capacity  as  Servicer,  in each  case  hereby  makes  the  representations  and  warranties  set forth in
Schedules  IIA,  IIB,  IIC,  IID, IIE and IIF hereto,  respectively,  and by this  reference  incorporated

                                                        -40-

herein,  to the  Depositor,  the Trustee and the Trust  Administrator,  as of the Closing  Date,  or if so
specified  therein,  as of the Cut-off Date or such other date as may be specified.  In addition,  SPS, in its capacity as Servicer,  Special Servicer and Modification Oversight Agent, GreenPoint,  in its capacity as Servicer,  and Wells Fargo, in its capacity as Servicer,  makes the  representations and warranties set forth in Schedules IIC, IID and IIE hereto,  respectively,  and by this reference  incorporated herein, to the Master  Servicer as of the Closing  Date, or if so specified  therein,  as of the Cut-off Date or such other date as may be specified.

                  (b)      DLJMC,  in its  capacity  as  Seller,  hereby  makes  the  representations  and warranties set forth in Schedule III as to the Mortgage Loans and by this reference  incorporated  herein, to the  Depositor,  the Trustee and the Trust  Administrator,  as of the Closing  Date, or if so specified therein, as of the Cut-off Date or such other date as may be specified.

                  (c)      Upon discovery by any of the parties hereto of a breach of a representation  or warranty  made pursuant to  Section 2.03(b) that  materially  and  adversely  affects the interests of the
Certificateholders  in any Mortgage  Loan,  the party  discovering  such breach  shall give prompt  notice thereof to the other  parties.  The Seller  hereby  covenants  that  within 90 days of the  earlier of its discovery or its receipt of written  notice from any party of a breach of any  representation  or warranty made by it pursuant to  Section 2.03(b) which  materially  and  adversely  affects  the  interests  of the
Certificateholders  in any  Mortgage  Loan sold by the Seller to the Trust,  it shall cure such  breach in all  material  respects,  and if such breach is not so cured,  shall,  (i) if  such 90 day period  expires prior to the second  anniversary  of the Closing  Date,  remove such  Mortgage  Loan (a "Deleted  Mortgage
Loan")  from the Trust Fund and  substitute  in its place a Qualified  Substitute  Mortgage  Loan,  in the manner and subject to the  conditions  set forth in this  Section 2.03;  or  (ii) repurchase  the affected
Mortgage Loan or Mortgage  Loans at the Purchase Price in the manner set forth below;  provided,  however, that any such  substitution  pursuant  to  (i) above  shall not be effected  prior to the  delivery to the
Trustee and the Trust  Administrator  of the Opinion of Counsel required by Section 2.05  hereof,  if any, and any such  substitution  pursuant to (i) above  shall not be effected prior to the additional  delivery from the related Servicer to the Trustee,  the Trust  Administrator and the related Custodian of a Request for  Release  substantially  in the  form of  Exhibit K  relating  to the  Deleted  Mortgage  Loan and the
Mortgage File for any such Qualified  Substitute  Mortgage  Loan. The Seller shall promptly  reimburse the
Trustee, the Trust  Administrator,  the Special Servicer and the related Servicer (if such Servicer is not the Seller of such  Mortgage  Loan) for any  actual  out of pocket  expenses  reasonably  incurred  by the
Trustee, the Trust  Administrator,  the Special Servicer and the related Servicer (if such Servicer is not the Seller of such Mortgage  Loan) in respect of enforcing  the remedies for such breach.  With respect to any  representation  and  warranties  described  in this  Section 2.03 which  are  made to the best of the
Seller's  knowledge if it is discovered by any of the  Depositor,  the Master  Servicer,  the Seller,  any
Servicer,  the Special Servicer,  the Modification Oversight Agent, the Trustee or the Trust Administrator
that the substance of such  representation  and warranty is inaccurate and such inaccuracy  materially and adversely  affects the value of the  related  Mortgage  Loan or the  interests  of the  Certificateholders therein,  notwithstanding  the  Seller's  lack  of  knowledge  with  respect  to  the  substance  of  such representation or warranty,  such inaccuracy shall be deemed a breach of the applicable  representation or warranty.

                  With  respect to any  Qualified  Substitute  Mortgage  Loan or Loans,  the Seller  shall deliver to the  related  Custodian  for the  benefit of the  Certificateholders  the  Mortgage  Note,  the
Mortgage,  the  related  assignment  of the  Mortgage,  and such other  documents  and  agreements  as are required by  Section 2.01(b),  with the Mortgage  Note  endorsed and the Mortgage  assigned as required by
Section 2.01.  No  substitution  is  permitted to be made in any  calendar  month after the  Determination
Date for such month.  Scheduled  Payments due with respect to Qualified  Substitute  Mortgage Loans in the month of  substitution  shall not be part of the Trust  Fund and shall be  retained  by the  Seller on the next succeeding  Distribution  Date. For the month of substitution,  distributions  to  Certificateholders will  include the  monthly  payment due on any Deleted  Mortgage  Loan for such month and  thereafter  the

                                                        -41-

Seller shall be entitled to retain all amounts  received in respect of such  Deleted  Mortgage  Loan.  The
Seller shall amend the Mortgage Loan  Schedule for  the benefit of the  Certificateholders  to reflect the removal of such Deleted  Mortgage Loan and the substitution of the Qualified  Substitute  Mortgage Loan or
Loans and the Seller shall deliver the amended  Mortgage Loan  Schedule to the Trustee,  the Servicers and
the Trust  Administrator.  Upon such substitution,  the Qualified  Substitute Mortgage Loan or Loans shall be subject to the terms of this  Agreement  in all  respects,  and the Seller shall be deemed to have made with respect to such Qualified  Substitute  Mortgage Loan or Loans,  as of the date of  substitution,  the representations  and  warranties  made pursuant to  Section 2.03(b) with  respect to such  Mortgage  Loan.
Upon any such  substitution  and the  deposit  to the  Collection  Account of the  amount  required  to be deposited  therein in  connection  with such  substitution  as described in the following  paragraph,  the
Trustee  shall  instruct the related  Custodian  to release the Mortgage  File held for the benefit of the
Certificateholders  relating to such Deleted  Mortgage  Loan to the Seller and the Trustee  shall  execute and deliver at the Seller's  direction such instruments of transfer or assignment  prepared by the Seller, in each case without  recourse,  as shall be necessary to vest title in the Seller,  or its designee,  the
Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

                  For  any  month  in  which  the  Seller  substitutes  one or more  Qualified  Substitute
Mortgage Loans for one or more Deleted  Mortgage  Loans,  the Master  Servicer shall  determine the amount
(if any) by which the aggregate  principal balance of all such Qualified  Substitute  Mortgage Loans as of the  date of  substitution  is less  than the  aggregate  Stated  Principal  Balance  of all such  Deleted
Mortgage Loans (after  application of the scheduled  principal  portion of the monthly payments due in the month of  substitution).  The amount of such  shortage  (the  "Substitution  Adjustment  Amount")  plus an amount equal to the aggregate of any unreimbursed  Advances,  Servicing Advances and unpaid Servicing Fees with respect to such Deleted  Mortgage Loans shall be remitted to the related  Servicer for deposit in the related  Collection  Account  by the  Seller on or before  the  Business  Day  immediately  preceding  the
Distribution  Date in the month  succeeding  the calendar  month during  which the related  Mortgage  Loan became  required to be repurchased or replaced  hereunder.  Upon receipt of such  remittance,  the related
Servicer shall deliver a Request for Release with respect thereto  substantially  in the form of Exhibit K to the related Custodian, with copies to the Trustee and the Trust Administrator.

                  One or more mortgage loans may be substituted  for one or more Deleted  Mortgage  Loans.
The determination of whether a mortgage loan is a Qualified  Substitute  Mortgage Loan may be satisfied on an individual  basis.  Alternatively,  if more than one mortgage loan is to be substituted for one or more
Deleted  Mortgage Loans,  the  characteristics  of such mortgage loans and Deleted Mortgage Loans shall be aggregated  or  calculated  on a weighted  average  basis,  as  applicable,  in  determining  whether such mortgage loans are Qualified Substitute Mortgage Loans.

                  In the event that the Seller shall be required to  repurchase a Mortgage  Loan  pursuant to this  Agreement,  the Purchase Price therefor shall be remitted to the related  Servicer for deposit in the related Collection  Account on or before the Business Day immediately  preceding the Distribution Date in the month  following  the month during which the Seller  became  obligated  hereunder to  repurchase or replace such Mortgage Loan. Upon receipt of such remittance of the Purchase  Price,  the related  Servicer shall  deliver a Request for Release with respect  thereto  substantially  in the form of Exhibit K to the related  Custodian,  with  copies to the  Trustee and the Trust  Administrator,  and upon  receipt of such
Request for Release,  the related  Custodian shall release the related  Mortgage File held for the benefit of the  Certificateholders  to such Person,  and the Trustee  shall  execute and deliver at such  Person's direction  such  instruments  of transfer or  assignment  prepared by such  Person,  in each case  without recourse,  as shall be necessary  to transfer  title from the Trustee.  It is  understood  and agreed that the obligation  under this Agreement of any Person to cure,  repurchase or substitute any Mortgage Loan as to which a breach has occurred and is continuing  shall  constitute  the sole remedy  against such Persons respecting  such  breach  available  to  Certificateholders,  the  Depositor,  the  Trustee  or the  Trust
Administrator on their behalf.

                                                        -42-

                  The  representations  and warranties  made pursuant to this  Section 2.03  shall survive delivery of the respective  Mortgage Files to the Trustee,  the Trust  Administrator or the Custodians for
the benefit of the Certificateholders.

                  Notwithstanding  the  foregoing,  the  substitution  of a Deleted  Mortgage  Loan or the repurchase  of a Mortgage  Loan by the Seller shall be subject to, and shall in no way  adversely  affect, the rights of the owner of the servicing  rights  related to such Deleted  Mortgage Loan or Mortgage Loan, as applicable.

                  SECTION 2.04.     Representations and Warranties of the Depositor as to the Mortgage
                                    Loans.

                  The  Depositor  hereby  represents  and  warrants  to the  Trustee  with  respect to the
Mortgage Loans that, as of the Closing Date,  assuming good title has been conveyed to the Depositor,  the
Depositor  had good title to the  Mortgage  Loans and  Mortgage  Notes,  and did not encumber the Mortgage
Loans during its period of ownership thereof, other than as contemplated by the Agreement.

                  It is understood  and agreed that the  representations  and warranties set forth in this
Section 2.04 shall survive delivery of the Mortgage Files to the related Custodian.

                  SECTION 2.05.     Delivery of Opinion of Counsel in Connection with Substitutions.

                  Notwithstanding  any contrary provision of this Agreement,  no substitution  pursuant to
Section 2.02  shall be made more than ninety (90) days after the Closing  Date unless the Seller  delivers to the Trustee and the Trust  Administrator  an Opinion of Counsel,  which Opinion of Counsel shall not be at the  expense  of any of the  Trustee,  the Trust  Administrator  or the Trust  Fund,  addressed  to the
Trustee and the Trust  Administrator,  to the effect that such  substitution  will not  (i) result  in the imposition of the tax on "prohibited  transactions" on the Trust Fund or  contributions  after the Startup
Date, as defined in Sections  860F(a)(2) and 860G(d) of  the Code,  respectively,  or (ii) cause any REMIC created  hereunder  to fail to  qualify  as a REMIC at any time  that any  Certificates  are  outstanding;
provided,  however,  that no Opinion of Counsel  shall be required if (A) the  substitution  occurs within two years of the Closing  Date and (B) the  substitution  occurs with  respect to Mortgage  Loans that are
"defective"  under  the Code and the  Seller  delivers  to the  Trustee  and the  Trust  Administrator  an
Officer's Certificate substantially in the form of Exhibit Z.

                  SECTION 2.06.     Issuance of Certificates.

                  The Trustee  acknowledges  the  assignment to it of the Mortgage Loans together with the assignment  to it of all other  assets  included  in the Trust  Fund,  receipt  of which,  subject  to the provisions of Section 2.02,  is hereby  acknowledged.  Concurrently  with such assignment and delivery and in exchange therefor,  the Trust Administrator,  pursuant to the written request of the Depositor executed by an officer of the Depositor,  has executed the  Certificates  and caused them to be  authenticated  and delivered to or upon the order of the Depositor in authorized  denominations  which evidence  ownership of the Trust Fund. The rights of the Holders of such  Certificates  to receive  distributions  from the Trust
Fund and all ownership  interests of the Holders of the  Certificates  in such  distributions  shall be as set forth in this Agreement.

                                                        -43-

                  SECTION 2.07.     REMIC Provisions.

                  As set forth in Section 2.07 of the Series Supplement.

                  SECTION 2.08.     Covenants of the Master Servicer and each Servicer.

                  (a)      The Master  Servicer  and each  Servicer,  severally  and not  jointly,  hereby covenants to the Depositor, the Trustee and the Trust Administrator as follows:

                           (i)      Such Servicer or the Master  Servicer shall comply in the  performance of its obligations  under this Agreement in all material  respects with all reasonable  rules and requirements of the insurer under each Mortgage Guaranty Insurance Policy; and

                           (ii)     No  written   information,   certificate  of  an  officer,   statement
         furnished  in writing  or  written  report  delivered  to the  Depositor,  any  affiliate  of the
         Depositor,  the Trustee or the Trust  Administrator  and prepared by the Master  Servicer or such
         Servicer pursuant to this Agreement shall contain any untrue statement of a material fact.

                  (b)      The Master  Servicer and each Servicer  agrees to indemnify the Trust Fund, the
Depositor,  the Trust Administrator and the Trustee for losses, damages,  penalties,  fines,  forfeitures, reasonable and necessary legal fees and related costs,  judgments and other costs and expenses  imposed on or incurred by the Trust Fund, the Depositor,  the Trust  Administrator  or the Trustee,  as a result of a breach  of the  Master  Servicer's  or such  Servicer's,  as  applicable,  covenants  set  forth  above in
Section 2.08(a).

                                                        -44-

                                               ARTICLE III

                                       ADMINISTRATION AND SERVICING
                                            OF MORTGAGE LOANS

                  SECTION 3.01.     Servicers to Service Mortgage Loans.

                  For and on behalf of the  Certificateholders,  as independent  contractors of the Trust,
(i) each  Servicer,  severally and not jointly,  shall service and administer  the related  Non-Designated
Mortgage Loans in accordance  with the terms of this Agreement and with Accepted  Servicing  Practices and with  all  applicable  requirements  of  the  Servicing  Criteria,  (ii) the  Master  Servicer  shall,  in accordance  with  Section 3.03  of this  Agreement,  master  service  and  administer  the  Non-Designated
Mortgage  Loans (other than the WMMSC Serviced  Mortgage  Loans) by overseeing and enforcing the servicing of the  Non-Designated  Mortgage  Loans  (other  than the WMMSC  Serviced  Mortgage  Loans) by the related
Servicer  (other than WMMSC)  according  to the terms of this  Agreement  and  (iii) the  Master  Servicer shall,  in  accordance  with the  Section 3.20  of this  Agreement,  master  service  and  administer  the
Designated  Mortgage Loans by overseeing  and enforcing the servicing of the Designated  Mortgage Loans by the related  Designated  Servicer according to the terms of the related  Designated  Servicing  Agreement.
The  obligations  of each of GreenPoint,  SPS,  Wells Fargo and WMMSC  hereunder to service and administer the Mortgage Loans shall be limited to the GreenPoint  Serviced  Mortgage Loans, the SPS Serviced Mortgage
Loans, the Wells Fargo Serviced Mortgage Loans, and the WMMSC Serviced Mortgage Loans,  respectively;  and with  respect to the duties and  obligations  of each  Servicer,  references  herein to related  "Mortgage
Loans" shall be limited to the GreenPoint  Serviced  Mortgage Loans (and the related  proceeds thereof and related REO  Properties)  in the case of  GreenPoint,  the SPS  Serviced  Mortgage  Loans (and the related proceeds  thereof and related REO Properties) in the case of SPS, the Wells Fargo Serviced  Mortgage Loans
(and the related  proceeds  thereof and related REO  Properties)  in the case of Wells Fargo and the WMMSC
Serviced  Mortgage  Loans (and the related  proceeds  thereof and related REO  Properties)  in the case of
WMMSC;  and in no event shall any Servicer  have any  responsibility  or liability  with respect to any of the other Mortgage  Loans.  The  obligations  of the Master  Servicer to master service and administer the
Mortgage Loans shall be limited to the  GreenPoint  Serviced  Mortgage  Loans,  the SPS Serviced  Mortgage
Loans, the Wells Fargo Serviced  Mortgage Loans,  the Special  Serviced  Mortgage Loans and the Designated
Mortgage  Loans.  Notwithstanding  anything  to the  contrary  contained  in this  Agreement,  the  Master
Servicer shall have no obligations  to master  service or administer  the WMMSC Serviced  Mortgage  Loans.
In connection with such servicing and  administration  of the  Non-Designated  Mortgage Loans,  the Master
Servicer  and  each  Servicer  shall  have  full  power  and   authority,   acting  alone  and/or  through
Sub-Servicers  as provided in  Section 3.02  hereof,  to do or cause to be done any and all things that it may deem necessary or desirable in connection  with such servicing and  administration,  including but not limited to, the power and  authority,  subject to the terms hereof (i) to  execute and deliver,  on behalf of the  Certificateholders  and the  Trust,  customary  consents  or  waivers  and other  instruments  and documents,  (ii) to  consent to transfers of any Mortgaged  Property and assumptions of the Mortgage Notes and  related  Mortgages  (but  only in the  manner  provided  in this  Agreement),  (iii) to  collect  any
Insurance  Proceeds  and  other  Liquidation  Proceeds,   and  (iv) to  effectuate  foreclosure  or  other
conversion of the ownership of the Mortgaged Property securing any Mortgage Loan;  provided,  that neither the Master  Servicer nor a Servicer  shall take any action that is  inconsistent  with or  prejudices  the interests of the Trust Fund or the  Certificateholders  in any Mortgage  Loan or the rights and  interests of the Depositor,  the Trustee,  the Trust Administrator or the  Certificateholders  under this Agreement.
The Master  Servicer and each Servicer shall  represent and protect the interests of the Trust Fund in the same  manner as it  protects  its own  interests  in  mortgage  loans in its own  portfolio  in any claim, proceeding  or  litigation  regarding  a Mortgage  Loan,  and shall not make or permit  any  modification, waiver or amendment of any Mortgage Loan that would cause any REMIC  created  hereunder to fail to qualify as a REMIC or result in the imposition of any tax under  Section 860F(a) or  Section 860G(d) of  the Code.

                                                        -45-

Without limiting the generality of the foregoing,  the Master Servicer and each Servicer,  in its own name or in the name of the Depositor and the Trust,  is hereby  authorized and empowered by the Depositor,  the
Trust and the Trust  Administrator,  when the Master Servicer or such Servicer  believes it appropriate in its  reasonable  judgment,  to  execute  and  deliver,  on behalf of the  Trust,  the  Trustee,  the Trust
Administrator,  the  Depositor,  the  Certificateholders  or any of  them,  any  and  all  instruments  of satisfaction  or  cancellation,  or of  partial  or full  release or  discharge  and all other  comparable instruments,  with respect to the Mortgage  Loans,  and with respect to the Mortgaged  Properties held for the benefit of the  Certificateholders.  The Master  Servicer and each Servicer  shall prepare and deliver to the Depositor  and/or the Trustee and/or the Trust  Administrator  such documents  requiring  execution and delivery by either or both of them as are necessary or  appropriate  to enable the Master  Servicer or such  Servicer  to master  service and  administer  or service  and  administer  the  Mortgage  Loans,  as applicable,  to the extent that the Master  Servicer  or such  Servicer  is not  permitted  to execute and deliver  such  documents  pursuant  to the  preceding  sentence.  Upon  receipt  of  such  documents,  the
Depositor and/or the Trustee or the Trust  Administrator  shall execute such documents and deliver them to the Master Servicer or such Servicer.

                  In  accordance  with the  standards  of the first  paragraph  of this  Section 3.01  and unless  determined in good faith to be a Nonrecoverable  Advance,  each Servicer shall advance or cause to be advanced  funds as necessary for the purpose of effecting the payment of taxes and  assessments  on the
Mortgaged  Properties related to the Non-Designated  Mortgage Loans, which advances  constitute  Servicing
Advances and shall be  reimbursable  in the first  instance from related  collections  from the Mortgagors pursuant to  Section 3.06,  and further as provided  in  Section 3.08.  In no event shall any  Servicer be required to make any  Servicing  Advance  which  would  constitute  a  Nonrecoverable  Advance.  The costs incurred  by a  Servicer,  if any,  in  effecting  the timely  payments  of taxes and  assessments  on the
Mortgaged  Properties  related to the  Non-Designated  Mortgage Loans and related insurance premiums shall not, for the purpose of  calculating  monthly  distributions  to the  Certificateholders,  be added to the
Stated Principal Balances of the related  Non-Designated  Mortgage Loans,  notwithstanding  that the terms of such Non-Designated  Mortgage Loans so permit;  provided,  however,  that the limitations  contained in this  sentence  shall not apply to  modifications  made pursuant to  Section 3.05(a).  The parties to this
Agreement  acknowledge  that  Servicing  Advances  shall be  reimbursable  pursuant  to the  terms of this
Agreement  and agree that no Servicing  Advance shall be rejected or disallowed by any party unless it has been shown that such Servicing Advance was not made in accordance with this Agreement.

                  Each Servicer  hereby  acknowledges  that,  to the extent such  Servicer has  previously serviced some or all of the  Non-Designated  Mortgage Loans pursuant to another servicing  agreement,  the servicing  provisions  contained in this Agreement shall supersede the servicing  provisions  contained in such  other  servicing  agreement  from and after the  Closing  Date,  except  that such  other  servicing agreement shall survive and govern with respect to excess  servicing fees and  termination  without cause.
In addition,  the Master  Servicer  hereby  acknowledges  that,  to the extent the Master  Servicer or any
Designated  Servicer has  previously  serviced some or all of the  Designated  Mortgage  Loans pursuant to another  servicing  agreement,  the provisions  contained in the related  Designated  Servicing  Agreement shall  supersede the  provisions  contained in such other  servicing  agreement from and after the Closing
Date.

                  Notwithstanding  anything  in  this  Agreement  to the  contrary,  the  purchase  of any
Mortgage Loan by any Person shall be subject to, and shall in no way adversely  affect,  the rights of the owner of the servicing rights related to such Mortgage Loan.

                  With  respect to each  Mortgage  Loan,  the related  Servicer  (other than WMMSC)  shall fully furnish,  in accordance with the Fair Credit Reporting Act and its implementing  regulations and any other  applicable  laws,  accurate and  complete  information  (e.g., favorable  and  unfavorable)  on its borrower  credit  files to Equifax,  Experian  and Trans Union Credit  Information  Company,  on a monthly]

                                                        -46-

basis,  to the extent that such  Mortgage Loan has been serviced by such Servicer for a period of at least sixty (60) days.

                  With  respect to each WMMSC  Serviced  Mortgage  Loan,  WMMSC will  furnish  information regarding its borrower  credit files to credit  reporting  agencies in compliance  with the  provisions of the Fair Credit Reporting Act and its implementing regulations applicable to WMMSC.

                  Each  Servicer  is  authorized   and  empowered  by  the  Trustee,   on  behalf  of  the
Certificateholders  and the Trustee,  in its own name or in the name of any Sub-Servicer,  when a Servicer or any  Sub-Servicer,  as the case may be,  believes it  appropriate  in its best judgment to register any related  Mortgage Loan on the MERS® System,  or cause the removal from the  registration  of such Mortgage
Loan on the MERS® System, to execute and deliver, on behalf of the Trustee and the  Certificateholders  or any of them, any and all instruments of assignment and other  comparable  instruments with respect to such assignment or  re-recording  of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its successors and assigns.

                  SECTION 3.02.     Subservicing; Enforcement of the Obligations of Sub-Servicers.

                  (a)      The  Non-Designated  Mortgage Loans may be  subserviced  by a  Sub-Servicer  on behalf of the related  Servicer in accordance with the servicing  provisions of this Agreement;  provided, that the Sub-Servicer must be a FNMA-approved  lender or a FHLMC  seller/servicer  in good standing.  With
respect  to  the  Non-Designated   Mortgage  Loans,  each  Servicer  may  perform  any  of  its  servicing responsibilities  hereunder or may cause the  Sub-Servicer to perform any such servicing  responsibilities on its behalf,  but the use by such Servicer of the Sub-Servicer  shall not release such Servicer from any of its  obligations  hereunder  and such  Servicer  shall remain  responsible  hereunder  for all acts and omissions of the  Sub-Servicer  as fully as if such acts and omissions were those of such  Servicer.  With respect to the  Non-Designated  Mortgage  Loans,  each  Servicer  shall pay all fees and  expenses  of any
Sub-Servicer engaged by such Servicer from its own funds.

                  A Servicer  shall not permit a  Sub-Servicer  to perform any servicing  responsibilities hereunder  with respect to the  Non-Designated  Mortgage  Loans unless that  Sub-Servicer  first agrees in writing  with  such  Servicer  to  deliver  an  1123  Certificate,  an  Assessment  of  Compliance  and an
Accountant's  Attestation  in such  manner and at such times that  permits  that  Servicer  to comply with
Sections 13.06, 13.07 and 13.08 of this Agreement.

                  Notwithstanding the foregoing,  with respect to the Non-Designated  Mortgage Loans, each
Servicer  shall be entitled to outsource one or more separate  servicing  functions to a Person (each,  an
"Outsourcer")  that  does  not meet  the  eligibility  requirements  for a  Sub-Servicer,  so long as such outsourcing  does  not  constitute  the  delegation  of  such  Servicer's  obligation  to  perform  all or substantially  all of the servicing of the related  Non-Designated  Mortgage Loans to such Outsourcer.  In such event,  the use by a Servicer of any such Outsourcer  shall not release the related Servicer from any of its  obligations  hereunder  and such  Servicer  shall remain  responsible  hereunder  for all acts and omissions of such  Outsourcer  as fully as if such acts and  omissions  were those of such  Servicer,  and such Servicer shall pay all fees and expenses of the Outsourcer from such Servicer's own funds.

                  A Servicer shall not outsource one or more separate servicing  functions  hereunder with respect to the Non-Designated  Mortgage Loans to any Subcontractor  unless that Subcontractor first agrees in writing with such Servicer to deliver an Assessment of Compliance  and an  Accountant's  Attestation in
such manner and at such times that permits that  Servicer to comply with  Sections 13.06,  13.07 and 13.08 of this Agreement.

                                                        -47-

                  Each  Servicer  may in  connection  with its  duties as  Servicer  hereunder  enter into transactions  with any of its Affiliates  relating to the  Non-Designated  Mortgage  Loans;  provided that
(a) such  Servicer  acts  (i) in  accordance  with  Accepted  Servicing  Practices  and the  terms of this
Agreement,  and  (ii) in the  ordinary  course of business  of such  Servicer;  and (b) the  terms of such transaction  are no less  favorable to such  Servicer  than it would  obtain in a comparable  arm's-length transaction  with a Person  that is not an  Affiliate  of such  Servicer.  Notwithstanding  the  preceding sentence,  any such  transaction  between a Servicer  and any of its  Affiliates  shall not  release  such
Servicer from any of its obligations  hereunder and such Servicer shall remain  responsible  hereunder for all acts and omissions of such  Affiliate  with respect to such Mortgage  Loans serviced by it as fully as if such  acts  and  omissions  were  those  of such  Servicer.  Any fees  and  expenses  relating  to such transaction  between such Servicer and its Affiliate that are not otherwise  reimbursable to such Servicer pursuant to this  Agreement  shall be borne by the  parties  thereto and shall not be an expense or fee of the Trust, the Depositor, the Trustee, the Trust Administrator, the Seller or the Master Servicer.

                  (b)      With respect to any  Non-Designated  Mortgage Loans, at the cost and expense of a Servicer,  without any right of reimbursement from the Depositor,  the Trustee,  the Trust Administrator or the  applicable  Collection  Account,  such  Servicer  shall be  entitled to  terminate  the rights and responsibilities  of its Sub-Servicer and arrange for any servicing  responsibilities to be performed by a successor  Sub-Servicer  meeting the requirements set forth in Section 3.02(a),  provided,  however,  that nothing  contained  herein  shall be deemed to prevent  or  prohibit  such  Servicer,  at such  Servicer's option,  from electing to service the related  Non-Designated  Mortgage Loans itself.  In the event that a
Servicer's  responsibilities and duties under this Agreement are terminated pursuant to Section 8.01,  and if requested to do so by the Trustee or Trust  Administrator  or such Servicer  shall, at its own cost and expense  terminate  the  rights  and  responsibilities  of  its  Sub-Servicer  as  soon  as is  reasonably possible.  Each  Servicer  shall pay all fees,  expenses or penalties  necessary in order to terminate the rights and  responsibilities  of its  Sub-Servicer  from such  Servicer's  own funds  without any right of reimbursement from the Depositor, Trustee, Trust Administrator, or the applicable Collection Account.

                  (c)      Notwithstanding  any of the provisions of this Agreement relating to agreements or  arrangements  between a  Servicer  and its  Sub-Servicer  or a  Servicer  and its  Outsourcer,  or any
reference  herein to actions taken through the  Sub-Servicer,  the Outsourcer,  or otherwise,  the related
Servicer  shall not be  relieved  of its  obligations  to the  Depositor,  the Trust,  Trustee,  the Trust
Administrator  or  Certificateholders  and shall be  obligated to the same extent and under the same terms and  conditions  as if it alone were  servicing  and  administering  the related  Non-Designated  Mortgage
Loans.  Each Servicer  shall be entitled to enter into an agreement with its  Sub-Servicer  and Outsourcer for  indemnification  of such Servicer by such  Sub-Servicer  or Outsourcer,  as  applicable,  and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  For  purposes  of this  Agreement,  a  Servicer  shall be  deemed to have  received  any collections,  recoveries or payments with respect to the related  Non-Designated  Mortgage  Loans that are received by a related  Sub-Servicer  regardless of whether such payments are remitted by the  Sub-Servicer to such Servicer.

                  Any  Subservicing  Agreement  and any other  transactions  or  services  relating to the
Non-Designated  Mortgage Loans  involving a Sub-Servicer  shall be deemed to be between the  Sub-Servicer, and the related  Servicer  alone,  and the Depositor,  the Trustee,  the Trust  Administrator,  the Master
Servicer,  the other Servicers and the Special  Servicer shall have no obligations,  duties or liabilities with respect to a Sub-Servicer including no obligation,  duty or liability of the Depositor,  Trustee, the
Trust   Administrator,   the  Master  Servicer,   the  Special  Servicer  or  other  Servicers  to  pay  a
Sub-Servicer's fees and expenses.

                                                        -48-

                  (d)      Each Servicer is hereby  authorized to enter into a financing or other facility
(any such  arrangement,  a "Facility")  under which (i) such Servicer assigns or pledges to another person
(a  "Lender")  (A) such  Servicer's  rights  under this  Agreement  to be  reimbursed  for any Advances or
Servicing  Advances,  and (B) any and all rights of such Servicer under this Agreement resulting from such
Servicer's  performance of its  obligations  under this  Agreement,  including,  without  limitation,  any
Servicing  Fees,  interest  income,  Ancillary  Income,  and other payments  received by such Servicer for servicing  the Mortgage  Loans  related  thereto and (ii) the  Lender  agrees to fund some or all Advances and/or  Servicing  Advances  required to be made by such Servicer  pursuant to this Agreement.  No consent of the Trustee,  Trust  Administrator,  Master  Servicer,  Certificateholders,  Rating Agency or any other party is required before such Servicer may enter into a Facility;  provided,  however, that the consent of the Trust  Administrator  shall be required  before such Servicer may cause to be  outstanding at one time more than one  Facility.  Notwithstanding  the  existence  of any  Facility,  such  Servicer  shall remain obligated  pursuant to this Agreement to make Advances and Servicing  Advances pursuant to and as required by this  Agreement,  and to perform all duties and  obligations  of such Servicer under this Agreement and shall not be relieved of such obligations by virtue of such Facility.

                  SECTION 3.03.     Master Servicing by Master Servicer.

                  For and on behalf of the  Certificateholders,  the Master  Servicer  shall  oversee  and enforce the  obligation  of Wells  Fargo,  GreenPoint  and SPS to service and  administer  the Wells Fargo
Serviced   Mortgage  Loans,   GreenPoint   Serviced  Mortgage  Loans  and  SPS  Serviced  Mortgage  Loans,
respectively,  in accordance  with the terms of this  Agreement and shall have full power and authority to do any and all things which it may deem  necessary or desirable in connection  with such master  servicing and  administration.  In performing its obligations  hereunder,  the Master Servicer shall act in a manner consistent  with this  Agreement and with  customary and usual  standards of practice of prudent  mortgage loan master  servicers.  Furthermore,  the Master  Servicer  shall  oversee and consult with the Servicers
(other  than  WMMSC) as  necessary  from  time-to-time  to carry  out the  Master  Servicer's  obligations hereunder,  shall  receive,  review and evaluate all reports,  information  and other data provided to the
Master  Servicer by the Servicers  (other than WMMSC) and shall cause each Servicer  (other than WMMSC) to perform and  observe  the  covenants,  obligations  and  conditions  to be  performed  or observed by such
Servicer under this Agreement.

                  With respect to any  Distribution  Date, no later than the related Cash Remittance Date, the Master  Servicer shall remit to the Trust  Administrator  for deposit in the  Certificate  Account the amount of the Compensating  Interest Payment for the Master Servicer,  with respect to each Mortgage Loan, for the  related  Prepayment  Period,  to the extent any of Wells  Fargo,  GreenPoint,  SPS or the related
Designated  Servicer,  as  applicable,  defaults  in its  obligation  to make such  Compensating  Interest
Payment  pursuant  to  Section 3.05.  The  aggregate  of such  deposits  shall  be made  from  the  Master
Servicer's own funds, without reimbursement therefor.

                  SECTION 3.04.     Trustee to Act as Master Servicer or Servicer.

                  In the event  that (A) the  Master  Servicer  shall  for any  reason no longer be Master
Servicer  hereunder,  or (B) any  Servicer (other than WMMSC) shall for any reason no longer be a Servicer hereunder and the Master Servicer shall for any reason no longer be Master Servicer hereunder  (including, in each case, by reason of an Event of Default),  then in each case,  the Trustee or its  successor  shall thereupon  assume all of the rights and  obligations  of the Master  Servicer or such  Servicer  hereunder arising  thereafter  (except that the Trustee shall not be (i) liable for losses of the Master Servicer or such Servicer pursuant to Section 3.09  hereof or any acts or omissions of the related  predecessor of the
Master  Servicer or such Servicer  hereunder,  (ii) obligated  to make  Advances if it is prohibited  from doing so by applicable law,  (iii) obligated to effectuate  repurchases or substitutions of Mortgage Loans

                                                        -49-

hereunder  including,  but not limited to,  repurchases  or  substitutions  of Mortgage  Loans pursuant to
Section 2.02 or 2.03 hereof or (iv) deemed to have made any  representations  and warranties of the Master
Servicer or such Servicer  hereunder);  (v) be obligated to perform any obligation of the Master  Servicer or such Servicer  under  Section 13.06  or  Section 13.08  with respect to any period of time during which the Trustee was not acting as the Master Servicer or Servicer).  Any such  assumption  shall be subject to
Section 8.02  hereof.  Notwithstanding  the  foregoing,  if the  Trustee has become the  successor  to the
Master  Servicer or a Servicer  hereunder,  the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act,  appoint,  or  petition  a court of  competent  jurisdiction  to  appoint,  any established  mortgage loan servicing  institution,  the appointment of which does not adversely affect the then-current  rating of the Certificates,  as the successor to the Master Servicer or a Servicer hereunder in the  assumption  of all or any  part of the  responsibilities,  duties  or  liabilities  of the  Master
Servicer or such  Servicer,  as applicable,  provided that such  successor to the Master  Servicer or such
Servicer,  as  applicable,  shall  not be deemed to have made any  representation  or  warranty  as to any
Mortgage Loan made by the Master Servicer or such Servicer, as applicable.

                  Each  Servicer  shall,  upon request of the Trust  Administrator,  but at the expense of such  Servicer,  deliver to the assuming  party all  documents and records  relating to each  Subservicing
Agreement or substitute  Subservicing  Agreement and the Mortgage Loans then being serviced thereunder and hereunder by such  Servicer and an  accounting  of amounts  collected or held by it and  otherwise use its best efforts to effect the orderly and  efficient  transfer of the  Subservicing  Agreement or  substitute
Subservicing Agreement to the assuming party.

                  SECTION 3.05.     Collection of Mortgage Loans; Collection Accounts; Certificate
                                            Account.

                  (a)      Continuously  from the date  hereof  until the  principal  and  interest on all
Non-Designated  Mortgage  Loans have been paid in full or such  Non-Designated  Mortgage Loans have become
Liquidated  Mortgage Loans,  each Servicer shall proceed in accordance with Accepted  Servicing  Practices to collect all payments due under each of the related  Non-Designated  Mortgage  Loans when the same shall become due and payable to the extent  consistent  with this  Agreement and the terms and provisions of any
related   Mortgage   Guaranty   Insurance  Policy  and  shall  take  special  care  with  respect  to  the
Non-Designated  Mortgage  Loans  for  which a  Servicer  collects  escrow  payments  in  ascertaining  and estimating  Escrow  Payments  and all other  charges  that will become due and payable with respect to the
Non-Designated  Mortgage  Loans and the related  Mortgaged  Properties,  to the end that the  installments payable by the related  Mortgagors  will be sufficient to pay such charges as and when they become due and payable.  Consistent  with the foregoing,  in connection  with  Non-Designated  Mortgage Loans which it is directly  servicing,  each  Servicer  may in its  discretion  extend the Due Dates for  payments  due on a
Mortgage  Note for a period not  greater  than 180 days;  provided,  however,  that no such  Servicer  can extend the maturity of any such  Non-Designated  Mortgage Loan past the date on which the final payment is due on the latest  maturing  Mortgage Loan as of the Cut-off  Date. In the event of any such  arrangement, the related Servicer shall make Advances on the related  Non-Designated  Mortgage Loans in accordance with the provisions of Section 5.01  during the scheduled period in accordance with the  amortization  schedule of such Mortgage Loan without  modification  thereof by reason of such arrangements.  No Servicer shall be required to institute or join in litigation  with respect to collection  of any payment  (whether  under a
Mortgage,  Mortgage Note or otherwise or against any public or  governmental  authority  with respect to a taking or  condemnation)  if it reasonably  believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

                  Consistent with the foregoing,  in instances when a  Non-Designated  Mortgage Loan is in default or default is reasonably  foreseeable (within the meaning of the REMIC Provisions),  and if in the related Servicer's  determination,  in accordance with Accepted Servicing Practices,  such modification is

                                                        -50-

not  materially  adverse to the  interests of the  Certificateholders  (taking into account any  estimated
Realized  Loss that might result absent such  action),  the related  Servicer may modify the terms of such
Non-Designated  Mortgage Loan to (1) capitalize to the principal balance of such  Non-Designated  Mortgage
Loan unreimbursed Monthly Advances,  unreimbursed  Servicing Advances,  unpaid Servicing Fees, and related amounts  due to the  related  Servicer;  (2) defer  such  amounts  to a balloon  payment  due on the final payment date of such  Non-Designated  Mortgage  Loan;  (3) extend the maturity of any such  Non-Designated
Mortgage Loan,  but in no instance past the date on which the final payment is due on the latest  maturing
Mortgage Loan in the related Loan Group as of the Initial  Cut-off Date;  (4) reduce the related  Mortgage
Rate  (provided  that the  Mortgage  Rate of any  fixed-rate  Mortgage  Loan may not be  reduced,  and the
Mortgage  Rate of any  adjustable  rate  Mortgage  Loan may not be reduced below the Mortgage Rate of such
Mortgage Loan immediately  prior to the related first adjustment  date);  and/or  (5) accept less than the outstanding  principal balance as satisfaction of such Mortgage Loan; provided,  however, that the related
Servicer shall be obligated,  if so directed by the  Modification  Oversight  Agent, to obtain the consent of the  Modification  Oversight  Agent  prior to taking  such  action,  unless  such action is required by applicable law.

                  To the  extent a  Servicer  is  required  to  obtain  the  consent  of the  Modification
Oversight  Agent  prior to any  modification,  it shall  submit to the  Modification  Oversight  Agent any information the Modification  Oversight Agent requires,  in such form as the Modification  Oversight Agent shall  reasonably  request,  or in such form as may be mutually  agreed upon between such Servicer and the
Modification Oversight Agent, with respect to each Mortgage Loan subject to a proposed modification.

                  The Modification  Oversight Agent  acknowledges that it may, in the course of performing its responsibilities  under this Agreement,  be exposed to or acquire information  concerning the Mortgage
Loans and the  related  Mortgagors  that may be  furnished  orally,  electronically  or in  writing by the related  Servicer,  for the purpose of reviewing the  modification of a Mortgage Loan,  which  information constitutes  "nonpublic  personal  information" within the meaning of the  Gramm-Leach-Biley  Act of 1999;
nonpublic financial,  business,  scientific, and technical information of such Servicer (including but not limited to patterns,  plans,  compilations,  program  devices,  formulas,  designs,  methods,  techniques, processes,  procedures,  programs),  which  information  is proprietary  or  confidential  to the Servicer
(collectively,   "Confidential  Information").  The  Modification  Oversight  Agent  agrees  to  hold  the
Confidential  Information in strict  confidence and not use any  Confidential  Information of any Servicer
(i) other than in connection with its obligations  under this Agreement;  (ii) for its own benefit;  (iii)
for the benefit of any third party;  or (iv) to such  Servicer's  detriment.  The  Modification  Oversight
Agent may disclose Confidential  Information to its employees or agents (collectively,  "Representatives")
who  have a need to  know  such  information  in  connection  with  the  performance  of the  Modification
Oversight  Agent's  obligations  under this  Agreement,  provided that the  Modification  Oversight  Agent advises its  Representatives  exposed to such  Confidential  Information of their  obligation to keep such information confidential.

                  (b)      Each  Servicer  shall  segregate  and hold all  funds  collected  and  received pursuant  to a  Non-Designated  Mortgage  Loan  separate  and apart from any of its own funds and  general assets and shall  establish and maintain one or more Collection  Accounts,  in the form of time deposit or demand  accounts,  titled  "[Servicer's  name], in trust for the Holders of [Name of Series Trust]" or, if established  and maintained by a Sub-Servicer  on behalf of a Servicer,  "[Sub-Servicer's  name], in trust for  [Servicer's  name]" or  "[Sub-Servicer's  name],  as agent,  trustee  and/or  bailee of principal and interest  custodial  account for  [Servicer's  name],  its successors  and assigns,  for various owners of interest  in  [Servicer's  name]  mortgage-backed  pools.  In the  event  that a  Sub-Servicer  employs  a
Sub-Servicer, the Collection Account shall be titled "[name of Sub-Servicer's sub-servicer],  in trust for
[Sub-Servicer's  name]." Each  Collection  Account  maintained by each Servicer  (other than Wells Fargo), shall be an Eligible  Account  acceptable to the Depositor and the Trust  Administrator.  Each  Collection

                                                        -51-

Account  maintained by Wells Fargo shall be an Eligible Account.  Funds deposited in a Collection  Account may be drawn on by the  related  Servicer  in  accordance  with  Section 3.08.  Any funds  deposited  in a
Collection  Account  (other than an account  established  by WMMSC)  shall  either be invested in Eligible
Investments  or at all  times  be fully  insured  to the  full  extent  permitted  under  applicable  law.
Notwithstanding  the  foregoing,  one  of  the  Collection  Accounts  established  by  WMMSC  shall  be an
Investment Account.

                  (c)      Each Servicer  shall deposit in the  applicable  Collection  Account on a daily basis,  within  two  Business  Days of  receipt,  unless  otherwise  indicated,  and retain  therein,  the following  collections  remitted by Sub-Servicers or payments  received by such Servicer and payments made by such Servicer  subsequent to the Cut-off Date,  other than payments of principal and interest due on or before the Cut-off Date:

                           (i)      all  payments on account of  principal  on the related  Non-Designated
         Mortgage Loans, including all Principal Prepayments;

                           (ii)     all  payments on account of  interest  on the  related  Non-Designated
         Mortgage  Loans  adjusted to the per annum rate equal to the Mortgage  Rate reduced by the sum of the related Expense Fee Rate, as applicable;

                           (iii)    all Liquidation Proceeds on the related Non-Designated Mortgage Loans;

                           (iv)     all Insurance  Proceeds on the related  Non-Designated  Mortgage Loans including  amounts required to be deposited  pursuant to Section 3.09  (other than proceeds to be held in the Escrow  Account and applied to the  restoration  or repair of the Mortgaged  Property or released to the Mortgagor in accordance with Section 3.09);

                           (v)      all Advances made by such Servicer pursuant to Section 5.01;

                           (vi)     no later than the withdrawal from the Collection  Account  pursuant to
         Section 3.08(a)(ix) each  month, the applicable  amount of the Compensating  Interest Payment for such Servicer for the related  Prepayment  Period.  The aggregate of such deposits  shall be made from such Servicer's own funds, without reimbursement therefor;

                           (vii)    any amounts  required to be deposited  by such  Servicer in respect of net monthly  income from  REO Property  related to any  Non-Designated  Mortgage Loan pursuant to
         Section 3.11;

                           (viii)   all Assigned Prepayment Premiums, if applicable; and

                           (ix)     any other amounts required to be deposited hereunder.

                  The  foregoing   requirements  for  deposit  into  each  Collection   Account  shall  be
exclusive,  it being understood and agreed that,  without  limiting the generality of the foregoing,  with respect to the  Non-Designated  Mortgage  Loans,  Ancillary  Income need not be deposited by such Servicer into such Collection  Account.  In addition,  notwithstanding  the provisions of this  Section 3.05,  each
Servicer  may deduct  from  amounts  received  by it,  prior to  deposit  into the  applicable  Collection
Account,  any portion of any  Scheduled  Payment  representing  (i) the  applicable  Servicing Fee and any
other  amounts  owed  to  such  Servicer   pursuant  to  Section 3.14   and  (ii) with   respect  to  each
Non-Designated  Mortgage Loan covered by a Lender Paid Mortgage  Guaranty  Insurance  Policy,  any amounts required to effect timely payment of the premiums on such Mortgage  Guaranty  Insurance Policy pursuant to
Section 3.09(c).  In the event that a Servicer  shall  remit any amount not  required to be  remitted,  it

                                                        -52-

may at any time  withdraw  or direct  the  institution  maintaining  the  related  Collection  Account  to
withdraw   such  amount  from  such   Collection   Account,   any   provision   herein  to  the   contrary
notwithstanding.  Such withdrawal or direction may be  accomplished  by delivering  written notice thereof to the Trustee or such other institution  maintaining such Collection  Account which describes the amounts deposited  in error in such  Collection  Account.  Each  Servicer  shall  maintain  adequate  records with respect  to  all  withdrawals  made  by it  pursuant  to  this  Section 3.05.  All  funds  deposited  in a
Collection  Account shall be held in trust for the  Certificateholders  until withdrawn in accordance with
Section 3.08(a).

                  (d)      On or prior to the Closing Date, the Trust  Administrator  shall  establish and maintain,  on behalf of the  Certificateholders,  the Certificate  Account. The Trust Administrator shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

                           (i)      pursuant  to  Section 3.08(a)(ix), the  aggregate  amount  remitted by each  Servicer  of  Non-Designated  Mortgage  Loans to the Trust  Administrator  and  (x) and the
         aggregate  amount  remitted  by  each  Designated  Servicer  to  the  Master  Servicer  or  Trust
         Administrator  pursuant  to  their  respective  Designated  Servicing  Agreements,  in each  case including any Assigned Prepayment Premiums;

                           (ii)     any  amount   deposited  by  the  Trust   Administrator   pursuant  to
         Section 3.05(e) in connection with any losses on Eligible Investments;

                           (iii)    all Compensating  Interest Payments remitted by the Master Servicer to the Trust Administrator pursuant to Section 3.03 and Section 3.20(c);

                           (iv)     all   Advances   remitted   by  the  Master   Servicer  to  the  Trust
         Administrator pursuant to Section 5.01 and Section 3.20(b); and

                           (v)      any  other  amounts  deposited  hereunder  which  are  required  to be deposited in the Certificate Account.

                  In the  event  that  the  Master  Servicer  or a  Servicer  shall  remit  to  the  Trust
Administrator  any  amount  not  required  to be  remitted,  the  Master  Servicer  or such  Servicer,  as applicable,  may at any time direct the Trust  Administrator  to withdraw such amount from the Certificate
Account,  any provision  herein to the contrary  notwithstanding.  Such direction may be  accomplished  by delivering an Officer's  Certificate to the Trust  Administrator  which describes the amounts deposited in error in the Certificate  Account.  All funds  deposited in the  Certificate  Account shall be held by the
Trust  Administrator  in  trust  for the  Certificateholders  until  disbursed  in  accordance  with  this
Agreement or withdrawn  in  accordance  with  Section 3.08(b).  In no event shall the Trust  Administrator incur  liability for withdrawals  from the Certificate  Account at the direction of the Master Servicer or any Servicer.

                  (e)      Each  institution  at which a  Collection  Account,  a  Prefunding  Account,  a
Capitalized  Interest  Account or the  Certificate  Account is maintained  shall either hold such funds on deposit  uninvested or shall invest the funds therein as directed in writing by the related Servicer,  the
Depositor, the Depositor or the Trust Administrator,  respectively,  in Eligible Investments,  which shall mature not later than (i) in the case of a  Collection  Account,  the Cash  Remittance  Date,  (ii) in the
case  of the  Certificate  Account  or a  Capitalized  Interest  Account,  the  Business  Day  immediately preceding  the  Distribution  Date,  or on the  Distribution  Date,  with respect to Eligible  Investments invested with an affiliate of the Trust Administrator and (iii) in the case of a Prefunding  Account,  the
Business Day immediately  preceding a Subsequent  Transfer Date or on the Subsequent  Transfer Date if the
invested funds are managed or advised by the Trust  Administrator  or its affiliates.  All income and gain net of any losses  realized  from any such  balances  or  investment  of funds on deposit in a  Collection

                                                        -53-

Account shall be for the benefit of the related  Servicer as servicing  compensation and shall be remitted to it monthly as provided  herein.  The amount of any realized losses in a Collection  Account incurred in any such account in respect of any such  investments  shall promptly be deposited by the related  Servicer
(from its own funds) in the related Collection  Account.  Neither the Trustee nor the Trust  Administrator
shall be liable for the amount of any loss  incurred in respect of any  investment  or lack of  investment of funds held in a Collection  Account,  Prefunding  Account or Capitalized  Interest  Account and made in accordance  with  this  Section 3.05.  All  income  and  gain  net of any  losses  realized  from any such investment  of  funds  on  deposit  in the  Certificate  Account  shall be for the  benefit  of the  Trust
Administrator as compensation  and shall be remitted to it monthly as provided  herein.  The amount of any realized  losses  in the  Certificate  Account  incurred  in any  such  account  in  respect  of any  such investments  shall  promptly  be  deposited  by the  Trust  Administrator  (from  its  own  funds)  in the
Certificate  Account.  The Depositor shall direct the Trust  Administrator in writing as to the investment of amounts in any  Prefunding  Account or  Capitalized  Interest  Account.  In the absence of such written direction,  all funds on deposit in a Prefunding  Account or Capitalized  Interest Account may be invested by the Trust  Administrator  in the Wells  Fargo  Advantage  Prime  Investment  Money  Market  Fund or any
successor  fund  thereto.  All  income  and gain net of any  losses  realized  from any such  balances  or investment of funds on deposit in a Prefunding  Account or Capitalized  Interest  Account shall be for the benefit of the  Depositor  and shall be remitted to it monthly.  The amount of any net  investment  losses in a Prefunding  Account or  Capitalized  Interest  Account  shall  promptly be deposited by the Depositor
(from its own funds) in such Prefunding Account or Capitalized Interest Account, as applicable.

                  (f)      Each Servicer,  other than Wells Fargo,  shall give notice to the Trustee,  the
Trust  Administrator,  the Seller,  each Rating  Agency and the  Depositor of any  proposed  change of the location of the related  Collection  Account  prior to any change  thereof.  Wells Fargo shall give notice to the  Depositor of any proposed  change of the location of the related  Collection  Account prior to any change  thereof and,  upon receipt of such notice,  the  Depositor  shall give notice to the Trustee,  the
Trust  Administrator,  the Seller and each Rating  Agency.  The Trust  Administrator  shall give notice to the Master Servicer and each Servicer,  the Seller,  each Rating Agency,  the Trustee and the Depositor of any proposed change of the location of the Certificate Account prior to any change thereof.

                  (g)      The  Trust  Administrator  shall  establish  and  maintain,  on  behalf  of the
Certificateholders,  each Prefunding  Account.  On the Closing Date, the Depositor shall remit the related
Prefunded  Amount to the Trust  Administrator  for deposit in a  Prefunding  Account.  On each  Subsequent
Transfer  Date,  upon  satisfaction  of the  conditions  for such  Subsequent  Transfer  Date set forth in
Sections 2.01(f)  and  (g),  with  respect  to  the  related  Subsequent  Transfer  Agreement,  the  Trust
Administrator  shall  remit to the  Depositor  the  applicable  Aggregate  Subsequent  Transfer  Amount as payment of the purchase price for the related Subsequent Mortgage Loans.

                  If any  funds  remain in a  Prefunding  Account  on the  Distribution  Date  immediately following the end of the related  Prefunding  Period,  to the extent that they  represent  earnings on the amounts originally  deposited into such Prefunding Account,  the Trust Administrator shall distribute them to the  order of the  Depositor.  The  remaining  funds,  other  than any  investment  earnings,  shall be transferred to the Certificate  Account to be included as part of principal  distributions  to the related
Certificates on such Distribution Date.

                  (h)      The  Trust  Administrator  shall  establish  and  maintain,  on  behalf  of the
Certificateholders,  each  Capitalized  Interest  Account.  On the Closing Date, the Depositor shall remit the  Capitalized  Interest  Deposits to the Trust  Administrator  for  deposit in the related  Capitalized
Interest  Account.  On  the  Business  Day  prior  to  the  first  three  Distribution  Dates,  the  Trust
Administrator  shall transfer from the Capitalized  Interest Account to the Certificate  Account an amount equal to the Capitalized  Interest  Distributions for such  Distribution Date and the Trust  Administrator

                                                        -54-

shall  transfer  from  the  Capitalized  Interest  Account  to  the  Depositor,  an  amount  equal  to the
Capitalized Interest Release Amount for such Distribution Date.

                  SECTION 3.06.     Establishment of and Deposits to Escrow Accounts; Permitted
                                    Withdrawals from Escrow Accounts; Payments of Taxes,
                                    Insurance and Other Charges.

                  (a)      To the extent  required  by the  related  Mortgage  Note and not  violative  of applicable  law,  the  applicable  Servicer  shall  segregate  and hold all funds  collected  and received pursuant to a Non-Designated  Mortgage Loan  constituting  Escrow Payments  separate and apart from any of its own funds and general  assets and shall  establish  and maintain one or more Escrow  Accounts,  in the form of time  deposit or demand  accounts,  titled  "[Servicer's  name],  as Servicer  for [Name of Series
Trust],  Adjustable Rate  Mortgage-Backed  Pass-Through  Certificates,  [Series Name]," or, if established and  maintained  by a  Sub-Servicer  on  behalf  of a  Servicer,  "[Sub-Servicer's  name],  in  trust  for
[Servicer's  name]" or  "[Sub-Servicer's  name],  as agent,  trustee  and/or bailee of taxes and insurance custodial  account for [Servicer's  name],  its successors and assigns,  for various owners of interest in
[Servicer's  name] mortgage  backed pools. In the event that a Sub-Servicer  employs a  sub-servicer,  the
Escrow  Accounts  shall be titled  "[name of  Sub-Servicer's  sub-servicer]  in trust for  [Sub-Servicer's name].  The Escrow  Accounts  shall be Eligible  Accounts.  Funds  deposited in the Escrow  Account may be drawn on by the related Servicer in accordance with Section 3.06(d).

                  (b)      Each Servicer  shall deposit or cause to be deposited in its Escrow  Account or
Accounts on a daily basis within two Business Days of receipt and retain therein:

                           (i)      all   Escrow   Payments   collected   on   account   of  the   related
         Non-Designated  Mortgage Loans,  for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

                           (ii)     all amounts  representing  Insurance  Proceeds which are to be applied to the  restoration  or repair of any Mortgaged  Property  related to a  Non-Designated  Mortgage
         Loan.

                  (c)      Each Servicer  shall make  withdrawals  from the Escrow  Account only to effect such payments as are required under this Agreement,  as set forth in Section 3.06(d).  Each Servicer shall be  entitled  to retain  any  interest  paid on funds  deposited  in the  related  Escrow  Account  by the depository  institution,  other  than  interest  on  escrowed  funds  required  by law to be  paid  to the
Mortgagor.  To the extent  required by law, the  applicable  Servicer shall pay interest on escrowed funds to the  Mortgagor  notwithstanding  that the Escrow  Account may be non interest  bearing or that interest paid thereon is insufficient for such purposes.

                  (d)      Withdrawals  from the Escrow  Account or  Accounts  may be made or caused to be made by the related Servicer only:

                           (i)      to effect timely payments of ground rents, taxes,  assessments,  water rates,  mortgage insurance premiums,  condominium charges,  fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

                           (ii)     to reimburse  such  Servicer for any  Servicing  Advances  made by the such  Servicer  with respect to a related  Non-Designated  Mortgage  Loan,  but only from amounts received on the related  Non-Designated  Mortgage Loan which represent late collections of Escrow
         Payments thereunder;

                                                        -55-

                           (iii)    to refund  to any  Mortgagor  any  funds  found to be in excess of the amounts required under the terms of the related Non-Designated Mortgage Loan;

                           (iv)     for  transfer  to  the  related   Collection  Account  to  reduce  the
         principal  balance of the related  Non-Designated  Mortgage Loan in accordance  with the terms of the related Mortgage and Mortgage Note;

                           (v)      for  application  to  restore  or  repair  of the  Mortgaged  Property related  to a  Non-Designated  Mortgage  Loan in  accordance  with  the  procedures  outlined  in
         Section 3.09(e);

                           (vi)     to  pay  to the  related  Servicer,  or  any  Mortgagor  related  to a
         Non-Designated  Mortgage  Loan to the extent  required  by law,  any  interest  paid on the funds deposited in such Escrow Account;

                           (vii)    to clear and terminate such Escrow Account on the  termination of this
         Agreement; and

                           (viii)   to remove  funds  inadvertently  placed in the  Escrow  Account by the related Servicer.

                  (e)      With respect to each  Non-Designated  Mortgage Loan,  the  applicable  Servicer shall maintain  accurate records  reflecting the status of ground rents and taxes and any other item which may  become a lien  senior  to the lien of the  related  Mortgage  and the  status  of  Mortgage  Guaranty
Insurance Policy premiums,  and fire and hazard  insurance  coverage and shall obtain,  from time to time, all bills for the payment of such charges  (including  renewal  premiums)  and shall effect or cause to be effected payment thereof prior to the applicable penalty or termination date.

                  SECTION 3.07.     Access to Certain Documentation and Information Regarding the
                                    Non-Designated Mortgage Loans; Inspections.

                  (a)      The Master  Servicer and each Servicer shall afford the Depositor,  the Trustee
and  the  Trust  Administrator   reasonable  access  to  all  records  and  documentation   regarding  the
Non-Designated  Mortgage Loans and all accounts,  insurance information and other matters relating to this
Agreement,  such access being  afforded  without  charge,  but only upon  reasonable  written  request and during  normal  business  hours at the office  designated  by the Master  Servicer  or such  Servicer.  In addition,  each  Servicer  shall  afford  the  Master  Servicer  reasonable  access  to  all  records  and documentation  regarding the  Non-Designated  Mortgage Loans and all accounts,  insurance  information and other  matters  relating to this  Agreement,  such access being  afforded  without  charge,  but only upon reasonable  written  request and during normal  business hours at the office  designated by such Servicer.
In addition,  each Servicer  shall provide to the Special  Servicer  reasonable  access to all records and documentation  regarding the  Non-Designated  Mortgage Loans  serviced by it that become Special  Serviced
Mortgage Loans.

                  (b)      Each Servicer,  separately  with respect to the  Non-Designated  Mortgage Loans each directly  services,  shall inspect the related  Mortgaged  Properties as often as deemed necessary by such  Servicer  in such  party's  sole  discretion,  to assure  itself  that the  value of such  Mortgaged
Property  is being  preserved.  In  addition,  if any  Non-Designated  Mortgage  Loan is more than 60 days delinquent,  such  Servicer,  as  applicable,  shall conduct  subsequent  inspections  in accordance  with
Accepted  Servicing  Practices  or as may be required  by the  primary  mortgage  guaranty  insurer.  Each
Servicer shall keep a written or electronic report of each such inspection.

                                                        -56-

                  SECTION 3.08.     Permitted Withdrawals from the Collection Accounts and Certificate
                                    Account.

                  (a)      Each  Servicer  may  from  time to  time  make  withdrawals  from  the  related
Collection Account for the following purposes:

                           (i)      to pay to such  Servicer  (to the extent not  previously  retained  by such Servicer) the servicing  compensation to which it is entitled pursuant to Section 3.14,  and to pay to such Servicer, as additional servicing  compensation,  earnings on or investment income with  respect to funds in or  credited  to such  Collection  Account,  and with  respect to Wells
         Fargo,  to pay (to the extent not previously  retained by Wells Fargo) any REO Disposition Fee to which it is entitled pursuant to Section 3.11(e);

                           (ii)     to reimburse such Servicer for unreimbursed  Advances made by it, such right of reimbursement  pursuant to this subclause  (ii) being limited to amounts received on the
         Non-Designated  Mortgage  Loan(s)  in  respect  of which  any such  Advance  was made  (including without limitation,  late recoveries of payments,  Liquidation Proceeds and Insurance Proceeds to the extent received by such Servicer);

                           (iii)    to reimburse such Servicer for any  Nonrecoverable  Advance previously made or any amount expended pursuant to Section 3.11(a);

                           (iv)     to reimburse such Servicer for (A) unreimbursed  Servicing Advances or such  Servicer's  right  to  reimbursement  pursuant  to this  clause  (A)  with  respect  to any
         Non-Designated  Mortgage Loan being limited to amounts received on such  Non-Designated  Mortgage
         Loan which represent late payments of principal and/or interest  (including,  without limitation,
         Liquidation  Proceeds and Insurance Proceeds with respect to such  Non-Designated  Mortgage Loan)
         respecting  which any such  advance  was made and (B) for unpaid  Servicing  Fees as  provided in
         Section 3.11 hereof;

                           (v)      to pay to the purchaser,  with respect to each Non-Designated Mortgage
         Loan or property  acquired in respect thereof that has been purchased  pursuant to  Section 2.02,
         2.03 or 3.11, all amounts received thereon after the date of such purchase;

                           (vi)     to make any payments required to be made pursuant to Section 2.07(g);

                           (vii)    to reimburse  the Seller,  such Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03 hereof;

                           (viii)   to withdraw any amount  deposited in such  Collection  Account and not required to be deposited therein;

                           (ix)     on the Cash  Remittance  Date, to withdraw the amount required to make payments  to the  Certificateholders  as set  forth  in  the  Series  Supplement,  in  each  case applicable to the  Non-Designated  Mortgage Loans serviced by such Servicer,  who shall remit the aggregate of such amounts to the Trust Administrator for deposit in the Certificate Account;

                           (x)      with respect to each Non-Designated  Mortgage Loan covered by a Lender
         Paid Mortgage  Guaranty  Insurance  Policy,  to effect timely payment of the related  premiums on such Mortgage  Guaranty  Insurance  Policy, as applicable,  pursuant to  Section 3.09(c),  to the

                                                        -57-

         extent not deducted by such  Servicer  prior to deposit into the  applicable  Collection  Account pursuant to Section 3.05(c);

                           (xi)     on or prior to 4:00  p.m.(New  York City time) on the Cash  Remittance
         Date preceding each  Distribution  Date, each applicable  Servicer shall withdraw an amount equal to the sum of all Assigned  Prepayment  Premiums  received during the related  Prepayment  Period applicable to the Mortgage Loans  serviced by such  Servicer,  and remit such amount to the Trust
         Administrator for deposit in the Certificate Account;

                           (xii)    to clear and terminate  such  Collection  Account upon  termination of this Agreement pursuant to Section 11.01 hereof; and

                           (xiii)   to  reimburse  such  Servicer  for  any  Capitalization  Reimbursement
         Amounts not previously reimbursed.

                  Each  Servicer  shall  keep  and  maintain  separate  accounting,  on  a  Non-Designated
Mortgage  Loan by Mortgage  Loan basis,  for the purpose of  justifying  any  withdrawal  from the related
Collection  Account  pursuant to such subclauses  (i), (ii),  (iv) and (v). Prior to making any withdrawal from a Collection Account pursuant to subclause (iii) for  reimbursement of a Nonrecoverable  Advance, the related  Servicer  shall  deliver  to  the  Trust  Administrator  a  certificate  of a  Servicing  Officer indicating  the amount of any previous  Advance or Servicing  Advance  determined by such Servicer to be a
Nonrecoverable  Advance  and  identifying  the  related   Non-Designated   Mortgage  Loans(s),  and  their
respective  portions of such  Nonrecoverable  Advance. In connection with the payment of a Purchase Price, if a Servicer is not required to remit  unreimbursed  Advances and Servicing  Advances as specified in the definition of Purchase Price, such Servicer shall be deemed to have been reimbursed for such amount.

                  If  a  Servicer  fails  to  remit  to  the  Master  Servicer  for  distribution  to  the
Certificateholders  any payment,  including  any Advance to be made by the  Servicer on a Cash  Remittance
Date  (without  regard to any grace  period),  the  Servicer  shall pay to the  Master  Servicer,  for the account of the Master  Servicer,  interest on such late  remittance from and including the Cash Remittance
Date to but  excluding  the date on which such  remittance is made, at an annual rate equal to the Federal
Funds Rate plus one percentage point (but in no event greater than the maximum permitted by law).

                  (b)      The Trust  Administrator  shall withdraw funds from the Certificate Account for distributions to  Certificateholders,  in the manner specified in this Agreement (and to withhold from the amounts  so  withdrawn,  the  amount  of  any  taxes  that  it  is  authorized  to  withhold  pursuant  to
Section 2.07).  In  addition,  the Trust  Administrator  may from time to time make  withdrawals  from the
Certificate Account for the following purposes:

                           (i)      to  pay to  itself  any  investment  income  earned  for  the  related
         Distribution  Date, and to pay to itself or the Master  Servicer any other amounts to which it or the Master Servicer is entitled to reimbursement or payment under the terms of this Agreement;

                           (ii)     to  withdraw  and  return to the  Master  Servicer  or the  applicable
         Servicer  for  deposit  to  the  applicable  Collection  Account  any  amount  deposited  in  the
         Certificate Account and not required to be deposited therein; and

                           (iii)    to clear and terminate the  Certificate  Account upon  termination  of the Agreement pursuant to Section 11.01 hereof.

                                                        -58-

                  SECTION 3.09.     Maintenance of Hazard Insurance; Mortgage Impairment Insurance and
                                    Mortgage Guaranty Insurance Policy; Claims; Restoration of
                                    Mortgaged Property.

                  (a)      Each  Servicer  shall cause to be  maintained  for each related  Non-Designated
Mortgage Loan hazard  insurance  such that all buildings upon the related  Mortgaged  Property are insured by a generally  acceptable  insurer  rated  either:  "V" or better in the current  Best's Key Rating Guide
("Best's")  or acceptable  to FNMA or FHLMC  against loss by fire,  hazards of extended  coverage and such other hazards as are customary in the area where the related Mortgaged  Property is located,  in an amount which is at least  equal to the lesser of (i) the  replacement  value of the  improvements  securing  such
Non-Designated  Mortgage  Loan and  (ii) the  greater  of (A) the  outstanding  principal  balance of such
Non-Designated  Mortgage  Loan and (B) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co insurer.

                  If  upon  origination  of  the  Non-Designated  Mortgage  Loan,  the  related  Mortgaged
Property was located in an area  identified in the Federal  Register by the Federal  Emergency  Management
Agency as having  special flood hazards (and such flood  insurance has been made  available),  the related
Servicer  shall  cause a flood  insurance  policy to be  maintained  with  respect to such  Non-Designated
Mortgage  Loan.  Such  policy  shall  meet the  requirements  of the  current  guidelines  of the  Federal
Insurance  Administration  and be in an  amount  representing  coverage  equal to the  lesser  of  (i) the minimum  amount  required,  under  the  terms of  coverage,  to  compensate  for any  damage  or loss on a replacement  cost basis (or the unpaid  principal  balance of the mortgage if replacement cost coverage is not  available  for the type of building  insured)  and  (ii) the  maximum  amount of  insurance  which is available under the Flood Disaster Protection Act of 1973, as amended.

                  If a  Mortgage  related  to a  Non-Designated  Mortgage  Loan is  secured by a unit in a condominium  project,  the  related  Servicer  shall  verify  that the  coverage  required  of the owner's
association,   including  hazard,  flood,  liability,  and  fidelity  coverage,  is  being  maintained  in accordance with the  requirements  of the related  Servicer for mortgage loans that it services on its own account.

                  Each  Servicer  shall cause to be  maintained on each  Mortgaged  Property  related to a
Non-Designated  Mortgage Loan such other additional  special hazard insurance as may be required  pursuant to such  applicable  laws and  regulations  as shall at any  time be in force  and as shall  require  such additional  insurance,  or pursuant to the requirements of any Mortgage Guaranty Insurance Policy insurer, or as may be  required  to conform  with  Accepted  Servicing  Practices  to the extent  permitted  by the
Mortgage  Note,  the Mortgage or applicable  law provided that the related  Servicer shall not be required to bear the cost of such insurance.

                  All  policies  required  hereunder  shall name the  related  Servicer  as loss payee and shall be endorsed with standard or union  mortgagee  clauses,  without  contribution,  which shall provide for prior written notice of any cancellation, reduction in amount or material change in coverage.

                  Each  Servicer  shall  not  interfere  with the  Mortgagor's  freedom  of  choice at the origination  of such  Non-Designated  Mortgage Loan in selecting  either his  insurance  carrier or agent, provided,  however,  that such  Servicer  shall not  accept any such  insurance  policies  from  insurance companies  unless such  companies are rated:  B:III or better in Best's or acceptable to FNMA or FHLMC and are licensed to do business in the  jurisdiction in which the Mortgaged  Property is located.  The related
Servicer  shall  determine  that such policies  provide  sufficient  risk coverage and amounts,  that they insure the property owner, and that they properly describe the property address.

                                                        -59-

                  Pursuant to  Section 3.05,  any amounts  collected by a Servicer under any such policies
(other than  amounts to be  deposited  in the related  Escrow  Account and applied to the  restoration  or repair of the related  Mortgaged  Property,  or property  acquired in  liquidation  of the  Non-Designated
Mortgage Loan, or to be released to the Mortgagor,  in accordance  with such Servicer's  normal  servicing procedures)  shall be deposited  in the related  Collection  Account  (subject to  withdrawal  pursuant to
Section 3.08(a)).

                  Any cost incurred by a Servicer in  maintaining  any such  insurance  shall not, for the purpose of  calculating  monthly  distributions  to the  Certificateholders  or  remittances  to the Trust
Administrator for their benefit,  be added to the principal balance of the  Non-Designated  Mortgage Loan, notwithstanding  that the terms of the Non-Designated  Mortgage Loan so permit;  provided,  however,  that
the  limitations   contained  in  this  sentence  shall  not  apply  to  modifications  made  pursuant  to
Section 3.05(a).  Such costs shall constitute a Servicing  Advance and will be reimbursable to the related
Servicer to the extent  permitted by Section 3.08  hereof.  It is understood and agreed that no earthquake or other  additional  insurance is to be required of any Mortgagor  related to a  Non-Designated  Mortgage
Loan or  maintained on property  acquired in respect of a Mortgage  related to a  Non-Designated  Mortgage
Loan other than pursuant to such  applicable  laws and regulations as shall at any time be in force and as shall require such additional insurance.

                  (b)      In the event  that a  Servicer  shall  obtain  and  maintain  a blanket  policy insuring  against  losses  arising from fire and hazards  covered  under  extended  coverage on all of the related  Non-Designated  Mortgage Loans,  then, to the extent such policy  provides  coverage in an amount equal  to  the  amount  required  pursuant  to  Section 3.09(a) and  otherwise  complies  with  all  other requirements  of  Section 3.09(a),  it shall  conclusively  be deemed to have satisfied its obligations as set forth in  Section 3.09(a).  Any amounts  collected by a Servicer  under any such policy  relating to a
Non-Designated  Mortgage Loan shall be deposited in the related  Collection  Account subject to withdrawal pursuant to  Section 3.08(a).  Such policy may contain a deductible  clause,  in which case,  in the event that there  shall not have been  maintained  on the related  Mortgaged  Property a policy  complying  with
Section 3.09(a),  and there  shall have been a loss  which  would have been  covered by such  policy,  the related Servicer shall deposit in the related  Collection  Account at the time of such loss the amount not otherwise  payable  under  the  blanket  policy  because  of such  deductible  clause,  such  amount to be deposited  from  such  Servicer's  funds,  without  reimbursement  therefor.  Upon  request  of the  Trust
Administrator,  a Servicer  shall cause to be delivered to the Trust  Administrator  a certified true copy of such  policy  and a  statement  from the  insurer  thereunder  that  such  policy  shall in no event be terminated or materially  modified  without 30 days' prior written notice to the Trust  Administrator.  In connection with its activities as Servicer of the related  Non-Designated  Mortgage  Loans,  such Servicer agrees to present,  on behalf of itself,  the Depositor,  and the Trust  Administrator  for the benefit of the Certificateholders, claims under any such blanket policy.

                  (c)      With respect to each  Non-Designated  Mortgage Loan with a Loan-to-Value  Ratio in excess of 80% which the Seller  represented to be covered by a Mortgage  Guaranty  Insurance  Policy as of  the  Cut-off  Date,  the  related  Servicer  shall,  without  any  cost  to  the  Depositor  or  Trust
Administrator,  maintain or cause the  Mortgagor to maintain in full force and effect a Mortgage  Guaranty
Insurance  Policy  insuring  that portion of the  Non-Designated  Mortgage Loan in excess of 75% of value, and shall pay or shall cause the  Mortgagor  to pay,  the  premium  thereon on a timely  basis,  until the loan-to-value ratio of such Non-Designated  Mortgage Loan is reduced to 80%, based on either (i) a current appraisal of the Mortgaged  Property or (ii) the  appraisal of the Mortgaged Property obtained at the time the  Non-Designated  Mortgage  Loan was  originated.  In the event that such Mortgage  Guaranty  Insurance
Policy shall be terminated prior to the  loan-to-value  ratio of such  Non-Designated  Mortgage Loan being reduced  to  80%,  the  related  Servicer  shall  obtain  from  another  Qualified  Insurer  a  comparable replacement  policy,  with a total coverage equal to the remaining  coverage of such  terminated  Mortgage

                                                        -60-

Guaranty  Insurance  Policy.  If the insurer shall cease to be a Qualified  Insurer,  the related Servicer shall  determine  whether  recoveries  under the Mortgage  Guaranty  Insurance  Policy are jeopardized for reasons related to the financial  condition of such insurer,  it being understood that such Servicer shall in no event have any  responsibility  or liability for any failure to recover under the Mortgage  Guaranty
Insurance Policy for such reason.  If the related Servicer  determines that recoveries are so jeopardized, it shall notify the  Mortgagor,  if  required,  and obtain from another  Qualified  Insurer a  replacement insurance  policy.  The related Servicer shall not take any action which would result in noncoverage under any  applicable  Mortgage  Guaranty  Insurance  Policy  of any loss  which,  but for the  actions  of such
Servicer would have been covered thereunder.  In connection with any assumption or substitution  agreement entered into or to be entered into pursuant to  Section 3.10,  each  Servicer  shall  promptly  notify the insurer under the related Mortgage  Guaranty  Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Mortgage  Guaranty  Insurance  Policy and shall take all actions which may be required by such insurer as a condition to the  continuation  of coverage  under such
Mortgage  Guaranty  Insurance  Policy,  provided  that such required  actions are in  compliance  with all applicable law. If such Mortgage  Guaranty  Insurance  Policy is terminated as a result of such assumption or  substitution  of  liability,  the  related  Servicer  shall  obtain a  replacement  Mortgage  Guaranty
Insurance  Policy as  provided  above;  provided  that under  applicable  law and the terms of the related
Mortgage Note and Mortgage the cost of such policy may be charged to the successor Mortgagor.

                  With respect to each  Non-Designated  Mortgage  Loan  covered by a Lender Paid  Mortgage
Guaranty  Insurance  Policy,  the applicable  Servicer shall effect timely payment of the premiums on such
Mortgage  Guaranty  Insurance  Policy from amounts on deposit in the  Collection  Account,  or deducted by such Servicer prior to deposit into the applicable  Collection  Account  pursuant to  Section 3.05(c) with respect to such  Non-Designated  Mortgage  Loan.  If amounts on  deposit  in the  Collection  Account,  or deducted  by  such  Servicer  prior  to  deposit  into  the  applicable  Collection  Account  pursuant  to
Section 3.05(c) with  respect to such Non-Designated  Mortgage Loan are not sufficient to pay the premiums on such Mortgage Guaranty  Insurance Policy,  the applicable  Servicer shall effect timely payment of such premiums,  and such costs shall be recoverable by such Servicer from the related  Liquidation  Proceeds or otherwise  as a  Servicing  Advance  pursuant  to  Section 3.08(a).  With  respect to each  Non-Designated
Mortgage  Loan  covered  by a  Mortgage  Guaranty  Insurance  Policy  that is not a Lender  Paid  Mortgage
Guaranty  Insurance  Policy,  the applicable  Servicer shall effect timely payment of the premiums on such
Mortgage Guaranty Insurance Policy,  and such costs not otherwise  recoverable from the Mortgagor shall be recoverable  by such Servicer from the related  Liquidation  Proceeds or otherwise as a Servicing  Advance pursuant to Section 3.08(a).

                  (d)      In connection with its activities as servicer,  each Servicer shall prepare and present,  on behalf of itself,  the Depositor,  the Trust, the Trustee,  the Trust  Administrator  and the
Certificateholders,  claims to the insurer  under any  Mortgage  Guaranty  Insurance  Policy  related to a
Non-Designated  Mortgage Loan in a timely fashion in accordance  with the terms of such Mortgage  Guaranty
Insurance  Policy and, in this  regard,  to take such  reasonable  action as shall be  necessary to permit recovery  under any Mortgage  Guaranty  Insurance  Policy  respecting  defaulted  Non-Designated  Mortgage
Loans.  Pursuant  to  Section 3.05,  any  amounts  collected  by a Servicer  under any  Mortgage  Guaranty
Insurance Policy shall be deposited in the related Collection  Account,  subject to withdrawal pursuant to
Section 3.08.

                                                        -61-

                  (e)      With  respect to any  Non-Designated  Mortgage  Loan,  each  Servicer  need not obtain the approval of the Trustee or the Trust  Administrator  prior to releasing any Insurance  Proceeds to the related Mortgagor to be applied to the restoration or repair of the related  Mortgaged  Property if such release is in accordance  with  Accepted  Servicing  Practices.  At a minimum,  each  Servicer  shall comply with the following conditions in connection with any such release of Insurance Proceeds:

                           (i)      such Servicer shall receive satisfactory  independent  verification of completion of repairs and issuance of any required approvals with respect thereto;

                           (ii)     such Servicer shall take all steps  necessary to preserve the priority of the lien of the  Mortgage,  including,  but not limited to  requiring  waivers with respect to mechanics' and materialmen's liens; and

                           (iii)    pending  repairs  or  restoration,   such  Servicer  shall  place  the
         Insurance Proceeds in the related Escrow Account.

                  (f)      With respect to any  Non-Designated  Mortgage Loan, if the Trust  Administrator
is named as an additional loss payee,  the related  Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Trustee or the Trust Administrator.

                  SECTION 3.10.     Enforcement of Due on Sale Clauses; Assumption Agreements.

                  (a)      With respect to any  Non-Designated  Mortgage Loan, each Servicer shall use its best efforts to enforce any  "due-on-sale"  provision  contained in any related  Mortgage or Mortgage Note and to deny  assumption  by the  person  to whom the  Mortgaged  Property  has been or is about to be sold whether by absolute  conveyance or by contract of sale,  and whether or not the Mortgagor  remains  liable on the Mortgage and the Mortgage  Note.  When the Mortgaged  Property has been conveyed by the  Mortgagor, the related  Servicer  shall,  to the extent it has knowledge of such  conveyance,  exercise its rights to accelerate the maturity of such  Non-Designated  Mortgage Loan under the  "due-on-sale"  clause applicable thereto,  provided,  however,  that such Servicer shall not exercise such rights if prohibited by law from doing so or if the  exercise of such rights  would  impair or  threaten to impair any  recovery  under the related Mortgage Guaranty Insurance Policy, if any.

                  (b)      With respect to any  Non-Designated  Mortgage  Loan,  if a Servicer  reasonably believes it is unable under  applicable  law to enforce such  "due-on-sale"  clause,  such Servicer  shall enter into (i) an  assumption  and  modification  agreement with the person to whom such property has been conveyed,  pursuant  to which  such  person  becomes  liable  under  the  Mortgage  Note and the  original
Mortgagor  remains  liable  thereon or (ii) in the event such Servicer is unable under  applicable  law to require that the original  Mortgagor  remain liable under the Mortgage Note, a  substitution  of liability agreement  with the  purchaser  of the  Mortgaged  Property  pursuant to which the  original  Mortgagor is released  from  liability  and the purchaser of the  Mortgaged  Property is  substituted  as Mortgagor and becomes liable under the Mortgage Note.  Notwithstanding the foregoing,  a Servicer shall not be deemed to be in default  under  this  Section 3.10 by  reason of any  transfer  or  assumption  which such  Servicer reasonably  believes it is restricted by law from  preventing,  for any reason  whatsoever.  In connection with any such  assumption,  no material  term of the Mortgage  Note,  including  without  limitation,  the
Mortgage Rate borne by the related  Mortgage  Note,  the term of the  Non-Designated  Mortgage Loan or the outstanding principal amount of the Non-Designated Mortgage Loan shall be changed.

                  (c)      To the extent that any Non-Designated  Mortgage Loan is assumable,  the related
Servicer shall inquire  diligently into the  creditworthiness  of the proposed  transferee,  and shall use

                                                        -62-

the  underwriting  criteria for  approving  the credit of the proposed  transferee  which are used by FNMA with respect to  underwriting  mortgage loans of the same type as the  Non-Designated  Mortgage  Loans. If the credit of the proposed  transferee  does not meet such  underwriting  criteria,  the related  Servicer diligently  shall,  to the extent  permitted by the Mortgage or the Mortgage Note and by  applicable  law, accelerate the maturity of the Non-Designated Mortgage Loan.

                  (d)      With respect to any  Non-Designated  Mortgage Loan,  subject to each Servicer's duty to  enforce  any  due-on-sale  clause to the extent  set forth in this  Section 3.10,  in any case in which the related  Mortgaged  Property has been  conveyed to a Person by the related  Mortgagor,  and such
Person is to enter into an assumption  agreement or  modification  agreement or supplement to the Mortgage
Note or Mortgage  that requires the  signature of the Trustee,  or if an  instrument of release  signed by the Trustee is required releasing the Mortgagor from liability on the  Non-Designated  Mortgage Loan, such
Servicer  shall  prepare and deliver or cause to be prepared and  delivered  to the Trustee for  signature and shall direct,  in writing,  the Trustee to execute the  assumption  agreement  with the Person to whom the  Mortgaged  Property is to be conveyed and such  modification  agreement or supplement to the Mortgage
Note or  Mortgage  or other  instruments  as are  reasonable  or  necessary  to carry out the terms of the
Mortgage Note or Mortgage or otherwise to comply with any  applicable  laws  regarding  assumptions or the transfer of the Mortgaged  Property to such Person.  In connection with any such  assumption,  no material term of the  Mortgage  Note may be changed.  Together  with each such  substitution,  assumption  or other agreement or instrument  delivered to the Trustee for execution by it, the related  Servicer shall deliver an Officer's  Certificate  signed by a Servicing  Officer stating that the requirements of this subsection have been met in  connection  therewith.  The  related  Servicer  shall  notify the  Trustee and the Trust
Administrator  that any such substitution or assumption  agreement has been completed by forwarding to the
Trustee  and the Trust  Administrator  a copy of such  substitution  or  assumption  agreement,  and shall forward the  original  to the related  Custodian  which  shall be added to the related  Mortgage  File and shall,  for all  purposes,  be  considered  a part of such  Mortgage  File to the same extent as all other documents  and  instruments  constituting  a part  thereof.  Any fee  collected by a Servicer for entering into an  assumption  or  substitution  of  liability  agreement  shall be  retained  by such  Servicer  as additional servicing compensation.

                  SECTION 3.11.     Realization Upon Defaulted Mortgage Loans.

                  (a)      Each  Servicer  shall use  reasonable  efforts to  foreclose  upon or otherwise comparably  convert the  ownership of  properties  securing  such of the related  Non-Designated  Mortgage
Loans as come into and continue in default and as to which no  satisfactory  arrangements  can be made for collection  of  delinquent  payments.  In  connection  with such  foreclosure  or other  conversion,  each
Servicer shall take such action as (i) such Servicer would take under similar  circumstances  with respect to a similar  mortgage  loan held for its own  account  for  investment,  (ii) shall  be  consistent  with
Accepted Servicing  Practices,  (iii) such  Servicer shall determine  consistently with Accepted Servicing
Practices to be in the best  interest of the Trust and  Certificateholders,  and (iv) is  consistent  with the  requirements  of the insurer  under any  Required  Insurance  Policy;  provided,  however,  that such
Servicer shall not be required to expend its own funds in connection  with any  foreclosure or towards the restoration of any property unless it shall determine  (i) that such restoration  and/or  foreclosure will increase the proceeds of liquidation of the related  Non-Designated  Mortgage Loan after  reimbursement to itself of such  expenses  and  (ii) that  such  expenses  will be  recoverable  to it through  Liquidation
Proceeds.  Any funds expended by any Servicer  pursuant to this  Section 3.11(a) shall  be reimbursable in full pursuant to  Section 3.08(a)(iii).  The related  Servicer  shall be  responsible  for all other costs and  expenses  incurred by it in any such  proceedings;  provided,  however,  that it shall be entitled to reimbursement  thereof from the  Liquidation  Proceeds with respect to the related  Mortgaged  Property or otherwise as a Servicing Advance in accordance with Section 3.08(a).

                                                        -63-

                  With  respect to any  Non-Designated  Mortgage  Loan,  notwithstanding  anything  to the contrary  contained in this  Agreement,  in connection  with a foreclosure or acceptance of a deed in lieu of  foreclosure,  in the event the  related  Servicer  has  reasonable  cause to believe  that the related
Mortgaged  Property  is  contaminated  by  hazardous  or  toxic  substances  or  wastes,  or if the  Trust
Administrator  otherwise  requests,  an  environmental  inspection  or review of such  Mortgaged  Property conducted  by a qualified  inspector  shall be  arranged  for by such  Servicer.  Upon  completion  of the inspection,  the related Servicer shall promptly provide the Trust  Administrator with a written report of environmental inspection.

                  In the event the environmental  inspection report indicates that the Mortgaged  Property is contaminated by hazardous or toxic  substances or wastes,  the related  Servicer shall not proceed with foreclosure  or acceptance of a deed in lieu of foreclosure  if the estimated  costs of the  environmental clean up, as estimated in the environmental  inspection  report,  together with the Servicing Advances and
Advances made by such Servicer and the estimated  costs of  foreclosure or acceptance of a deed in lieu of foreclosure  exceeds the estimated  value of the  Mortgaged  Property.  If however,  the aggregate of such clean up and foreclosure  costs,  Advances and Servicing  Advances are less than or equal to the estimated value of the  Mortgaged  Property,  then the related  Servicer  may,  in its  reasonable  judgment  and in accordance with Accepted Servicing  Practices,  choose to proceed with foreclosure or acceptance of a deed in lieu of foreclosure  and such Servicer shall be reimbursed for all  reasonable  costs  associated  with such  foreclosure or acceptance of a deed in lieu of foreclosure  and any related  environmental  clean up costs,  as  applicable,  from  the  related  Liquidation  Proceeds,  or if the  Liquidation  Proceeds  are
insufficient  to fully  reimburse  such Servicer,  such Servicer  shall be entitled to be reimbursed  from amounts in the related  Collection  Account pursuant to  Section 3.08(a) hereof.  In the event the related
Servicer does not proceed with  foreclosure  or acceptance  of a deed in lieu of  foreclosure  pursuant to the first  sentence of this  paragraph,  such Servicer  shall be reimbursed for all Advances and Servicing
Advances  made with  respect  to the  related  Mortgaged  Property  from the  related  Collection  Account pursuant to  Section 3.08(a) hereof,  and such Servicer  shall have no further  obligation to service such
Non-Designated Mortgage Loan under the provisions of this Agreement.

                  (b)      With respect to any  REO Property  related to a  Non-Designated  Mortgage Loan, the deed or  certificate  of sale shall,  subject to applicable  laws, be taken in the name of the Trustee for the  benefit of the  Certificateholders,  or its  nominee,  on behalf of the  Certificateholders.  The
Trustee's name shall be placed on the title to such  REO Property  solely as the Trustee hereunder and not in its  individual  capacity.  The  related  Servicer  shall  ensure  that the title to such  REO Property references  this  Agreement  and the  Trustee  capacity  hereunder.  Pursuant  to its efforts to sell such
REO Property,  the  related  Servicer  shall in  accordance  with  Accepted  Servicing  Practices  manage, conserve,  protect and operate each  REO Property for the purpose of its prompt  disposition and sale. The related  Servicer,  either itself or through an agent selected by such Servicer,  shall manage,  conserve, protect  and operate  the  REO Property  in the same  manner  that it  manages,  conserves,  protects  and operates other  foreclosed  property for its own account,  and in the same manner that similar property in the same locality as the  REO Property  is managed.  Upon request,  the related  Servicer shall furnish to the Trust  Administrator on or before each  Distribution Date a statement with respect to any REO Property covering the operation of such  REO Property for the previous  calendar month and such Servicer's  efforts in connection with the sale of such  REO Property  and any rental of such  REO Property  incidental to the sale  thereof  for the  previous  calendar  month.  That  statement  shall be  accompanied  by such  other information  as the Trust  Administrator  shall  reasonably  request and which is  necessary to enable the
Trust  Administrator to comply with the reporting  requirements of the REMIC  Provisions.  The net monthly rental income,  if any, from such  REO Property  shall be deposited in the related  Collection  Account no later than the close of business on each  Determination  Date. The related  Servicer shall perform the tax reporting and  withholding  required by Sections  1445 and 6050J of the Code with respect to  foreclosures and abandonments,  the tax reporting  required by Section 6050H of the Code with respect to the receipt of mortgage  interest from  individuals  and any tax  reporting  required by  Section 6050P  of the Code with

                                                        -64-

respect to the  cancellation  of  indebtedness by certain  financial  entities,  by preparing such tax and information  returns  as may be  required,  in the form  required,  and  delivering  the same to the Trust
Administrator for filing.

                  To the extent consistent with Accepted Servicing  Practices,  the related Servicer shall also maintain on each  REO Property  related to a  Non-Designated  Mortgage Loan fire and hazard insurance with extended  coverage in an amount which is equal to the  outstanding  principal  balance of the related
Non-Designated  Mortgage  Loan (as reduced by any amount  applied as a reduction  of principal at the time of acquisition of the REO Property),  liability  insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

                  (c)      In the event that the Trust Fund acquires any  Mortgaged  Property as aforesaid or otherwise in connection  with a default or imminent  default on a Mortgage Loan,  the related  Servicer shall dispose of such  Mortgaged  Property  prior to three years after the end of the calendar year of its acquisition  by the Trust  Fund  unless  (i) the  Trustee  and the  Trust  Administrator  shall  have been supplied  with an Opinion of Counsel to the effect  that the  holding by the Trust Fund of such  Mortgaged
Property  subsequent to such  three-year  period will not result in the imposition of taxes on "prohibited transactions"  of any REMIC  hereunder as defined in section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates  are outstanding,  in which case the Trust
Fund may continue to hold such Mortgaged  Property  (subject to any  conditions  contained in such Opinion of Counsel) or (ii) the  applicable  Servicer  shall have applied  for,  prior to the  expiration  of such three-year period, an extension of such three-year period in the manner contemplated by  Section 856(e)(3)
of the Code, in which case the  three-year  period shall be extended by the applicable  extension  period.
Notwithstanding  any other provision of this Agreement,  no Mortgaged  Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise  used for the  production  of income by or on behalf of the Trust  Fund in such a manner or  pursuant  to any  terms  that  would  (i) cause  such
Mortgaged  Property to fail to qualify as "foreclosure  property" within the meaning of section 860G(a)(8)
of the Code or (ii) subject  any REMIC  hereunder to the imposition of any federal,  state or local income taxes on the income earned from such Mortgaged  Property under  Section 860G(c) of  the Code or otherwise, unless the related  Servicer has agreed to indemnify  and hold harmless the Trust Fund with respect to the imposition of any such taxes.

                  In the event of a default  on a  Mortgage  Loan one or more of whose  obligors  is not a
United States Person, as that term is defined in  Section 7701(a)(30)  of the Code, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure  (together,  "foreclosure") in respect of such
Mortgage Loan,  the related  Servicer shall cause  compliance  with the provisions of Treasury  Regulation
Section 1.1445-2(d)(3)  (or any successor  thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such  foreclosure  except to the extent,  if any,  that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

                  (d)      The decision of a Servicer to foreclose on a defaulted  Non-Designated Mortgage
Loan shall be subject to a  determination  by such  Servicer that the proceeds of such  foreclosure  would exceed the costs and expenses of bringing  such a  proceeding.  The income  earned from the  management of any REO Properties,  net of reimbursement to such Servicer for expenses  incurred  (including any property or other taxes) in connection  with such  management  and net of applicable  accrued and unpaid  Servicing
Fees, and unreimbursed  Advances and Servicing  Advances,  shall be applied to the payment of principal of and interest on the related  defaulted  Non-Designated  Mortgage Loans (with  interest  accruing as though such  Non-Designated  Mortgage  Loans were still  current)  and all such income  shall be deemed,  for all purposes in this  Agreement,  to be payments on account of principal and interest on the related  Mortgage
Notes and shall be deposited into the related  Collection  Account.  To the extent the net income received during any calendar  month is in excess of the amount  attributable  to  amortizing  principal and accrued

                                                        -65-

interest at the  related  Mortgage  Rate on the related  Non-Designated  Mortgage  Loan for such  calendar month,  such  excess  shall  be  considered  to be a  partial  prepayment  of  principal  of  the  related
Non-Designated Mortgage Loan.

                  (e)      The proceeds from any  liquidation of a  Non-Designated  Mortgage Loan, as well as any income from a related REO Property,  will be applied in the following order of priority:  first, to reimburse the related  Servicer for any related  unreimbursed  Servicing  Advances and Servicing Fees, and with  respect  to Wells  Fargo,  any REO  Disposition  Fees  related to such  Mortgage  Loan;  second,  to reimburse  such  Servicer  for any  unreimbursed  Advances;  third,  to reimburse  the related  Collection
Account for any  Nonrecoverable  Advances (or portions  thereof)  that were  previously  withdrawn by such
Servicer pursuant to  Section 3.08(a)(iii) that  related to such Non-Designated  Mortgage Loan; fourth, to accrued and unpaid  interest  (to the extent no Advance has been made for such amount or any such  Advance has been reimbursed) on the Non-Designated  Mortgage Loan or related  REO Property,  at the per annum rate equal to the related  Mortgage Rate reduced by the related  Expense Fee Rate, to the Due Date occurring in the month in which such amounts are required to be  distributed;  and fifth, as a recovery of principal of the Mortgage Loan.  Excess  proceeds,  if any, from the  liquidation of a Liquidated  Mortgage Loan and/or with respect to recoveries  obtained  following  the  liquidation  of a Liquidated  Mortgage Loan ("Excess
Proceeds")  that  is a  Non-Designated  Mortgage  Loan  shall  be  retained  by the  related  Servicer  as additional servicing compensation pursuant to Section 3.14.

                  SECTION 3.12.     Trustee and Trust Administrator to Cooperate; Release of Mortgage
                                    Files.

                  Upon the  payment  in full of any  Non-Designated  Mortgage  Loan,  or the  receipt by a
Servicer  of a  notification  that  payment  in full  will be  escrowed  in a  manner  customary  for such purposes,  such Servicer shall immediately  notify the related  Custodian by delivering,  or causing to be delivered a "Request for Release"  substantially  in the form of Exhibit K.  Upon receipt of such request, such  Custodian  shall  within  three  Business  Days  release  the related  Mortgage  File to the related
Servicer,  and the Trustee  shall within three  Business  Days of such  Servicer's  direction  execute and deliver to such  Servicer  the deed of  reconveyance  or  release  or  satisfaction  of  mortgage  or such instrument  releasing the lien of the Mortgage in each case provided by such Servicer,  and such Custodian shall  deliver the Mortgage  Note with written  evidence of  cancellation  thereon.  Expenses  incurred in connection  with any  instrument  of  satisfaction  or deed of  reconveyance  shall be  chargeable  to the related  Mortgagor.  From time to time and as shall be  appropriate  for the servicing or  foreclosure  of any  Non-Designated  Mortgage  Loan,  including  for such  purpose,  collection  under any policy of flood insurance,  any fidelity  bond or errors or omissions  policy,  or for the purposes of effecting a partial release of any Mortgaged  Property from the lien of the Mortgage or the making of any  corrections  to the
Mortgage Note or the Mortgage or any of the other  documents  included in the Mortgage  File,  the related
Custodian  within three  Business Days of delivery to such  Custodian of a Request for Release in the form of Exhibit K signed by a Servicing  Officer,  release the Mortgage File to the related  Servicer.  Subject to the further  limitations  set forth  below,  the related  Servicer  shall  cause the  Mortgage  File or documents  so released to be returned to the related  Custodian on its behalf,  when the need  therefor by such Servicer no longer  exists,  unless the  Non-Designated  Mortgage Loan is liquidated and the proceeds thereof are deposited in the related  Collection  Account,  in which case such  Servicer  shall deliver to the  Trustee,  or the  related  Custodian  a Request  for  Release in the form of  Exhibit K,  signed by a
Servicing  Officer.  Each Servicer is also  authorized to cause the removal from the  registration  on the
MERS®  System  of  such  Mortgage  and  to  execute  and  deliver,  on  behalf  of  the  Trustee  and  the
Certificateholders  or any of them, any and all  instruments of satisfaction or cancellation or of partial or full release, including an assignment of such loan to the Trustee.

                                                        -66-

                  If a Servicer at any time seeks to initiate a  foreclosure  proceeding in respect of any
Mortgaged  Property  related to a  Non-Designated  Mortgage  Loan as authorized  by this  Agreement,  such
Servicer shall deliver or cause to be delivered to the Trustee, for signature,  as appropriate,  any court pleadings,  requests for trustee's sale or other  documents  necessary to effectuate  such  foreclosure or any legal action  brought to obtain  judgment  against the  Mortgagor on the Mortgage Note or the Mortgage or to obtain a  deficiency  judgment or to enforce any other  remedies or rights  provided by the Mortgage
Note or the Mortgage or otherwise available at law or in equity.

                  SECTION 3.13.     Documents, Records and Funds in Possession of a Servicer to be Held
                                    for the Trust.

                  Notwithstanding  any other  provisions of this  Agreement,  each Servicer shall transmit to the related  Custodian,  as required by this  Agreement all documents and  instruments  in respect of a
Non-Designated  Mortgage  Loan  coming  into the  possession  of the  related  Servicer  from time to time required to be  delivered to the Trustee,  or such  Custodian on its behalf,  pursuant to the terms hereof and shall  account  fully to the Trust  Administrator  for any funds  received  by such  Servicer or which otherwise are collected by such Servicer as Liquidation  Proceeds or Insurance  Proceeds in respect of any
Non-Designated  Mortgage  Loan.  All Mortgage  Files and funds  collected or held by, or under the control of, a Servicer in respect of any Non-Designated  Mortgage Loans,  whether from the collection of principal and interest  payments or from  Liquidation  Proceeds,  including but not limited to, any funds on deposit in a  Collection  Account,  shall be held by the  related  Servicer  for and on behalf of the  Trust,  the
Trustee or the Trust  Administrator and shall be and remain the sole and exclusive  property of the Trust, subject to the  applicable  provisions  of this  Agreement.  Each  Servicer  also agrees that it shall not create,  incur or subject any  Mortgage  File or any funds that are  deposited  in the related  Collection
Account,  Certificate  Account or any  related  Escrow  Account,  or any funds that  otherwise  are or may become due or  payable  to the  Trust,  the  Trustee  or the Trust  Administrator  for the  benefit of the
Certificateholders,  to any claim, lien,  security interest,  judgment,  levy, writ of attachment or other encumbrance,  or assert by legal  action or  otherwise  any claim or right of setoff  against any Mortgage
File or any funds collected on, or in connection with, a Non-Designated  Mortgage Loan,  except,  however, that such  Servicer  shall be entitled to set off against and deduct from any such funds any amounts  that are properly due and payable to such Servicer under this Agreement.

                  SECTION 3.14.     Servicing Fee; Indemnification of Master Servicer.

                  (a)      As compensation for its services hereunder,  each Servicer shall be entitled to withdraw  from the  applicable  Collection  Account or to retain  from  interest  payments  on the related
Non-Designated  Mortgage  Loans,  the amount of its Servicing  Fee, for each Mortgage Loan serviced by it, less any amounts in respect of its Servicing  Fee, as  applicable,  payable by such  Servicer  pursuant to
Section 3.05(c)(vi).  The  Servicing  Fee for each  Servicer is limited to, and payable  solely from,  the interest  portion of such  Scheduled  Payments  collected  by such  Servicer or as  otherwise  provided in
Section 3.08(a).  In connection  with the servicing of any Special  Serviced  Mortgage  Loan,  the Special
Servicer shall receive the Servicing Fee for such Special  Serviced  Mortgage Loan as its compensation and
Ancillary Income with respect to Special Serviced Mortgage Loans.

                  (b)      With  respect  to  each  Non-Designated  Mortgage  Loan,  additional  servicing compensation  in the form of  Ancillary  Income and  Excess  Proceeds  shall be  retained  by the  related
Servicer  and  additional  servicing  compensation  in the form of  Payoff  Interest,  to the  extent  not required  to make  payments in respect of  Compensating  Interest  Payments,  shall be retained by SPS and
WMMSC.  Each  Servicer  shall be  required  to pay all  expenses  incurred  by it in  connection  with its servicing  activities  hereunder  (including the payment of any expenses  incurred in connection  with any
Subservicing  Agreement  entered  into  pursuant  to  Section 3.02  and the  payment of any  premiums  for

                                                        -67-

insurance  required  pursuant to Section 3.16)  and shall not be entitled to reimbursement  thereof except as specifically provided for in this Agreement.

                  (c)      The  Master  Servicer  shall  be  compensated  by the  Trust  Administrator  as separately  agreed.  The  Master  Servicer  and any  director,  officer,  employee  or agent of the Master
Servicer  shall be  indemnified by DLJMC (or if DLJMC shall fail to do so, by the Trust) and held harmless against any loss,  liability or expense  (including  reasonable  attorney's fees and expenses) incurred in connection  with any claim or legal  action  relating  to  (a) this  Agreement,  (b) the  Certificates  or
(c) the  performance of any of the Master Servicer's duties hereunder,  other than any loss,  liability or expense  incurred by reason of willful  misfeasance,  bad faith or negligence in the performance of any of the Master  Servicer's  duties  hereunder or incurred by reason of any action of the Master Servicer taken at the  direction  of the  Certificateholders;  provided,  however,  that  the sum of  (x) such  indemnity amounts payable by DLJMC or the Trust to the Master  Servicer  pursuant to this  Section 3.14(c),  (y) the indemnity amounts payable by DLJMC or the Trust to the Trust  Administrator  pursuant to Section 10.05 and
(z) the  indemnity  amounts  payable by DLJMC or the Trust to Wells  Fargo,  as  Custodian,  pursuant to a
Custodial  Agreement  with  Wells  Fargo as  Custodian,  shall not  exceed  $200,000  per year;  provided, further,  that any amounts not payable by DLJMC or the Trust to the Master  Servicer due to the  preceding proviso  shall be payable  by DLJMC (or if DLJMC  fails to do so, by the  Trust) in any  succeeding  year, subject to the aggregate $200,000 per annum limitation  imposed by the preceding  proviso.  Such indemnity shall survive the  termination  of this  Agreement or the  resignation  or removal of the Master  Servicer hereunder.

                  SECTION 3.15.     Access to Certain Documentation.

                  (a)      Each  Servicer  shall afford the  Depositor,  the Trust  Administrator  and the
Trustee  reasonable access to all records and documentation  regarding the Mortgage Loans serviced by such
Servicer and all accounts,  insurance  information  and other  matters  relating to this  Agreement,  such access  being  afforded  without  charge,  but only upon five (5)  Business  Days prior  notice and during normal  business  hours at the office  designated  by such  Servicer.  In addition,  each  Servicer  shall provide  to any  Special  Servicer  reasonable  access to all  records  and  documentation  regarding  the
Mortgage Loans serviced by such Servicer that become Special Serviced Mortgage Loans.

                  (b)      Upon  reasonable  advance  notice in writing for any review  requiring  on-site access or upon  reasonable  notice  for any other  type of  access,  each  Servicer  shall  provide to the
Depositor,  the Trust  Administrator  and the Trustee certain reports and reasonable access to information and  documentation  regarding  the  Mortgage  Loans  serviced by such  Servicer  sufficient  to permit any
Certificateholder  to comply with applicable  regulations of the OTS or other regulatory  authorities with respect  to  investment  in the  Certificates;  provided,  that  each  Servicer  shall be  entitled  to be reimbursed  by each such  Certificateholder  for actual  expenses  incurred by such  Servicer in providing such reports and access.

                  (c)      Each Servicer,  separately  with respect to the Mortgage Loans serviced by such
Servicer,  shall inspect the related  Mortgaged  Properties as often as deemed  necessary by such Servicer in such Servicer's sole  discretion,  to assure itself that the value of such Mortgaged  Property is being preserved.  In  addition,  if any  Mortgage  Loan is more than 90 days  delinquent,  the related  Servicer shall conduct subsequent  inspections in accordance with Accepted Servicing  Practices and obtain a broker price  opinion with  respect to such  Mortgaged  Property.  The related  Servicer  shall keep a written or electronic report of each such inspection.

                                                        -68-

                  SECTION 3.16.     Maintenance of Fidelity Bond and Errors and Omissions Insurance.

                  Each Servicer shall maintain with responsible  companies,  at its own expense, a blanket
Fidelity  Bond and an Errors  and  Omissions  Insurance  Policy,  with  broad  coverage  on all  officers, employees  or other  persons  acting in any  capacity  requiring  such  persons  to handle  funds,  money, documents or papers  relating to the related  Mortgage  Loans  ("Servicer  Employees").  Any such Fidelity
Bond and Errors and  Omissions  Insurance  Policy  shall be in the form of the Mortgage  Banker's  Blanket
Bond and shall  protect  and insure  the  related  Servicer  against  losses,  including  forgery,  theft, embezzlement,  fraud,  errors and omissions and negligent acts of such Servicer  Employees.  Such Fidelity
Bond and Errors and  Omissions  Insurance  Policy  also shall  protect and insure  each  Servicer  against losses in connection with the release or  satisfaction of a related  Mortgage Loan without having obtained payment in full of the indebtedness  secured  thereby.  No provision of this  Section 3.16  requiring such
Fidelity  Bond and Errors and  Omissions  Insurance  Policy shall  diminish or relieve a Servicer from its duties and  obligations  as set forth in this  Agreement.  The  minimum  coverage  under any such bond and insurance  policy  shall be at least  equal to the  corresponding  amounts  required  by FNMA,  unless the related Servicer has obtained a waiver of such requirement.  Upon the request of the Trust  Administrator, the related  Servicer  shall cause to be delivered to the Trust  Administrator  a certificate of insurance of the insurer and the surety  including a statement  from the surety and the insurer  that such  fidelity bond and insurance  policy shall in no event be terminated or materially  modified  without 30 days' prior written notice to the Trust Administrator.

                  The Master Servicer shall maintain  insurance in such amounts  generally  acceptable for entities serving as master servicer.

                  SECTION 3.17.     Special Serviced Mortgage Loans; Repurchase of Certain Mortgage Loans.

                  (a)      If  directed  by the  Special  Servicer  and solely at the  Special  Servicer's option,  a Servicer  (each, a "Transferring  Servicer")  shall transfer the servicing of any Mortgage Loan serviced by the Transferring  Servicer which is 90 days or more delinquent  (determined as of the close of business  of the  last day of the  month  preceding  the  related  Data  Remittance  Date) to the  Special
Servicer.  The  Special  Servicer  shall  thereupon  assume  all  of the  rights  and  obligations  of the
Transferring  Servicer  hereunder arising  thereafter and the Transferring  Servicer shall have no further rights or  obligations  hereunder  with respect to such  Mortgage  Loan (except that the Special  Servicer shall not be (i) liable for losses of the  Transferring  Servicer  pursuant to Section 3.09  hereof or for any acts or omissions  of the  Transferring  Servicer  hereunder  prior to the  servicing  transfer  date,
(ii) obligated to effectuate  repurchases or substitutions of Mortgage Loans hereunder including,  but not limited to,  repurchases  or  substitutions  of Mortgage Loans  pursuant to  Section 2.02  or 2.03 hereof,
(iii) deemed  to have made any  representations  and  warranties of a Transferring  Servicer  hereunder or
(iv) be  subject to any other  agreement not executed by the Special  Servicer).  Upon the transfer of the servicing of any such Mortgage Loan to the Special  Servicer,  the Special  Servicer  shall be entitled to the related Servicing Fee and other  compensation  accruing after the servicing transfer date with respect to such Mortgage Loans pursuant to Section 3.14.

                  In  connection  with the transfer of the  servicing of any Mortgage  Loan to the Special
Servicer,  the Transferring  Servicer,  at the Special  Servicer's  expense,  shall deliver to the Special
Servicer  all  documents  and  records  relating  to such  Mortgage  Loans and an  accounting  of  amounts collected or held by it and otherwise  use its best efforts to effect the orderly and  efficient  transfer of the servicing to the Special  Servicer.  On the servicing  transfer  date,  the Special  Servicer shall reimburse  the  Transferring  Servicer for all  unreimbursed  Advances,  Servicing  Advances and Servicing
Fees, as  applicable,  relating to the Mortgage  Loans for which the servicing is being  transferred.  The

                                                        -69-

Special  Servicer shall be entitled to be reimbursed  pursuant to  Section 3.08  or otherwise  pursuant to this Agreement for all such Advances,  Servicing  Advances and Servicing Fees, as applicable,  paid by the
Transferring  Servicer pursuant to this  Section 3.17(a).  In addition,  the Special Servicer shall notify the Master  Servicer of such  transfer and the  effective  date of such  transfer,  and amend the Mortgage
Loan Schedule to reflect that such Mortgage Loans are Special Serviced Mortgage Loans.

                  (b)      The Special  Servicer,  at its option,  may (but is not  obligated to) purchase from the Trust  Fund,  (i) any  Mortgage  Loan that is  delinquent  in payment 90 or more days or (ii) any related  Mortgage Loan with respect to which there has been  initiated  legal action or other  proceedings for the foreclosure of the related Mortgaged Property either judicially or  non-judicially,  in each case, provided that the applicable  Servicer has the right to transfer the related  servicing rights without the payment of any  compensation  to a  Sub-Servicer.  In the event that the Special  Servicer  exercises such option,  the Purchase Price therefor  shall be deposited in the related  Collection  Account and upon such deposit of the Purchase  Price and receipt of a Request for Release in the form of Exhibit K  hereto,  the
Custodian shall release the related  Mortgage File held for the benefit of the  Certificateholders  to the
Special  Servicer,  and the Trustee shall  execute and deliver at the Special  Servicer's  direction  such instruments of transfer or assignment  prepared by the Special  Servicer,  in each case without  recourse, as shall be  necessary  to  transfer  title  from the  Trustee to the  Special  Servicer.  The  applicable
Servicer shall be entitled to reimbursement  from the Special Servicer for all expenses  incurred by it in
connection  with  the  transfer  of  any  Mortgage  Loan  to  the  Special   Servicer   pursuant  to  this
Section 3.17(b).

                  (c)      With respect to any Mortgage  Loan, a Servicer of such  Mortgage  Loan may (but is not  obligated  to)  enter  into a  special  servicing  agreement  with  an  unaffiliated  Holder  of a
100% Percentage  Interest of the most junior outstanding Class of related  Subordinate  Certificates.  Any such  agreement  may contain  provisions  whereby  such Holder may  (i) instruct  the related  Servicer to commence or delay  foreclosure  proceedings  with respect to any such Mortgage Loan that is delinquent and will  contain  provisions  for the  deposit  of cash with  such  Servicer  by such  Holder  that  would be available for  distribution  to  Certificateholders  if Liquidation  Proceeds are less than they otherwise may have been had such Servicer acted in accordance  with its normal  procedures,  (ii) purchase  any such
Mortgage  Loan  that  is  delinquent  from  the  Trust  Fund  immediately  prior  to the  commencement  of foreclosure  proceedings at a price equal to the Purchase Price,  and/or (iii) assume all of the servicing rights and  obligations  (as a  Sub-Servicer  on behalf of the related  Servicer) with respect to any such
Mortgage  Loan that is  delinquent so long as (A) such Holder meets the  requirements  for a  Sub-Servicer set  forth in  Section 3.02(a),  (B) such  Holder  has a current  special  servicing  ranking  of at least
"Average"  from  S&P,  (C) such  Holder  shall  subservice  such  Mortgage  Loan in  accordance  with this
Agreement,  and (D) the related  Servicer  has the right to transfer  such  servicing  rights  without the payment of any compensation to a Sub-Servicer.

                  SECTION 3.18.     Indemnification of the Trust  Administrator,  the Master Servicer and
                                    the Servicers.

                  Each  Servicer  (other  than WMMSC)  agrees to  indemnify  and hold the Master  Servicer harmless  from  and  against  any and all  losses,  claims,  expenses,  costs  or  liabilities  (including attorneys fees and court costs)  incurred by the Master  Servicer as a result of or in connection with the failure by such  Servicer to perform the  obligations  or  responsibilities  imposed upon or undertaken by such Servicer under this Agreement.

                  The Master  Servicer  agrees to  indemnify  and hold each  Servicer  (other  than WMMSC)
harmless  from  and  against  any and all  losses,  claims,  expenses,  costs  or  liabilities  (including attorneys  fees and court  costs)  incurred  by such  Servicer  as a result of or in  connection  with the

                                                        -70-

failure by the Master Servicer to perform the obligations or  responsibilities  imposed upon or undertaken by the Master Servicer under this Agreement.

                  WMMSC agrees to indemnify  and hold the Trust  Administrator  harmless  from and against any and all losses,  claims,  expenses,  costs or liabilities  (including  attorneys fees and court costs)
incurred by the Trust  Administrator  as a result of or in connection with the failure by WMMSC to perform the obligations or responsibilities imposed upon or undertaken by WMMSC under this Agreement.

                  The Trust  Administrator  agrees to indemnify  and hold WMMSC  harmless from and against any and all losses,  claims,  expenses,  costs or liabilities  (including  attorneys fees and court costs)
incurred by WMMSC as a result of or in connection with the failure by the Trust  Administrator  to perform the  obligations  or  responsibilities  imposed upon or undertaken by the Trust  Administrator  under this
Agreement.

                  SECTION 3.19.     Notification of Adjustments.

                  With  respect to each  Mortgage  Loan,  the related  Servicer  shall adjust the Mortgage
Rate on the  related  Adjustment  Date in  compliance  with the  requirements  of  applicable  law and the related  Mortgage  and  Mortgage  Note.  The  related  Servicer  shall  execute  and  deliver  any and all necessary  notices  required under  applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage  Rate  adjustments.  Upon the  discovery by the related  Servicer or the receipt of notice  from the  Trust  Administrator  that  such  Servicer  has  failed  to  adjust a  Mortgage  Rate in accordance  with the terms of the related  Mortgage Note, such Servicer shall  immediately  deposit in the
Certificate  Account  from its own funds the  amount of any  interest  loss or  deferral  caused the Trust
Administrator thereby.

                  SECTION 3.20.     Designated Mortgage Loans.

                  (a)      For and on behalf of the Certificateholders,  the Master Servicer shall oversee and enforce the obligation of each  Designated  Servicer to service and administer the related  Designated
Mortgage Loans in accordance with the terms of the related Designated  Servicing  Agreement and shall have full power and  authority to do any and all things which it may deem  necessary or desirable in connection with such master  servicing  and  administration.  In performing  its  obligations  hereunder,  the Master
Servicer shall act in a manner  consistent  with this Agreement and with customary and usual  standards of practice of prudent  mortgage loan master  servicers.  Furthermore,  the Master Servicer shall oversee and consult with each Designated  Servicer as necessary from  time-to-time to carry out the Master  Servicer's obligations  hereunder,  and shall receive,  review and evaluate all reports,  information  and other data provided to the Master Servicer by each Designated Servicer.

                  The  Master  Servicer  shall  terminate  the rights and  obligations  of any  Designated
Servicer under the related Designated  Servicing  Agreement,  upon the failure of such Designated Servicer to perform any of its obligations under such Designated Servicing  Agreement,  which failure results in an event of default as provided in such Designated  Servicing  Agreement.  In the event a Designated Servicer is terminated pursuant to the preceding  sentence,  the Master Servicer shall notify the Depositor and the
Trust  Administrator and shall either  (a) select and engage a successor  servicer of the related Mortgage
Loans or (b) act as successor  servicer of the related  Mortgage  Loans.  In either case,  the  Designated
Mortgage Loans related to such Designated  Servicing  Agreement shall be serviced by the successor to such
Designated Servicer pursuant to the servicing  provisions of this Agreement,  and such Designated Mortgage
Loans shall be deemed as "Non-Designated  Mortgage Loans" under this Agreement;  provided,  however, it is understood  and  acknowledged  by the  parties  hereto that there will be a period of  transition  (not to exceed  90 days)  before  the  actual  servicing  functions  can be fully  transferred  to such  successor

                                                        -71-

Designated Servicer.  Such enforcement,  including,  without limitation,  the legal prosecution of claims, termination of Designated  Servicing  Agreements and the pursuit of other appropriate  remedies,  shall be in such form and  carried  out to such an  extent  and at such time as the  Master  Servicer,  in its good faith  business  judgment,  would  require  were it the owner of the related  Mortgage  Loans.  The Master
Servicer  shall pay the costs of such  enforcement at its own expense,  provided that the Master  Servicer shall not be  required  to  prosecute  or defend any legal  action  except to the  extent  that the Master
Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

                  To the  extent  that the  costs and  expenses  of the  Master  Servicer  related  to any termination of a Designated  Servicer,  appointment of a successor Designated Servicer or the transfer and assumption  of  servicing  by the Master  Servicer  with  respect to any  Designated  Servicing  Agreement
(including,  without  limitation,  (i) all  legal  costs  and  expenses  and all due  diligence  costs and expenses  associated with an evaluation of the potential  termination of a Designated Servicer as a result of an event of default by such  Designated  Servicer and (ii) all costs and expenses  associated  with the complete  transfer of servicing,  including all servicing files and all servicing data and the completion, correction  or  manipulation  of such  servicing  data as may be  required  by the  successor  servicer to correct  any  errors or  insufficiencies  in the  servicing  data or  otherwise  to enable  the  successor servicer to service the Mortgage  Loans in accordance  with this  Agreement)  are not fully  reimbursed by the terminated  Designated Servicer,  the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Trust.

                  (b)      Each month,  if a Designated  Servicer fails to make a required  Advance by the date such  Advance is required to be made under the related  Designated  Servicing  Agreement,  the Master
Servicer  shall on the  Cash  Remittance  Date  deposit  in the  amount  of any  required  Advance  in the
Certificate Account.

                  (c)      Each month, the Master Servicer shall make Compensating  Interest Payments with respect to the Designated Mortgage Loans to the extent provided in Section 3.03.

                  SECTION 3.21.     Assigned Prepayment Premiums.

                  (a)      Notwithstanding  anything in this Agreement to the contrary,  in the event of a
Principal  Prepayment,  the applicable  Servicer may not waive any Assigned  Prepayment Premium or portion thereof  required by the terms of the related  Mortgage Note unless  (i) the  related  Mortgage Loan is in default or foreseeable  default and such waiver (a) is standard and customary in servicing  mortgage loans similar to the  Mortgage  Loans and  (b) would,  in the  reasonable  judgment of such  Servicer,  maximize recovery of total  proceeds  taking into  account the value of such  Assigned  Prepayment  Premium and the related  Mortgage Loan,  (ii) (A) the  enforceability  thereof is limited (1) by  bankruptcy,  insolvency, moratorium,  receivership,  or other  similar law relating to  creditors'  rights  generally or (2) due to acceleration in connection with a foreclosure or other involuntary  payment,  or (B) the enforceability is otherwise  limited  or  prohibited  by  applicable  law,  (iii) the  enforceability  would  be  considered
"predatory"  pursuant to written  guidelines  issued by any applicable  federal,  state or local authority having  jurisdiction over such matters,  (iv) such Servicer is unable to locate  documentation  sufficient to allow it to  confirm  the  existence  and  amount  of such  Assigned  Prepayment  Premium  after  using commercially  reasonable efforts to locate such  documentation,  which efforts shall include,  but are not limited to, seeking such  documentation  from the Depositor,  the Seller,  the related  Custodian and from its own records or files or (v) the related  Mortgaged  Property  has been  damaged  such that the current value of the  Mortgaged  Property has been  reduced by at least half as a result of a natural  disaster or other  insured or  uninsured  peril,  and the  borrower  has  elected to pay the loan in full  rather than rebuild  the  Mortgaged  Property.  For the  avoidance  of doubt,  the  applicable  Servicer  may waive an
Assigned  Prepayment  Premium in  connection  with a short sale or short  payoff on a  defaulted  Mortgage

                                                        -72-

Loan. If an applicable  Servicer has waived all or a portion of an Assigned  Prepayment  Premium  relating to a  Principal  Prepayment,  other than as  provided  above,  such  Servicer  shall  deliver to the Trust
Administrator  no later than the next succeeding  Cash  Remittance  Date, for deposit into the Certificate
Account the amount of such Assigned  Prepayment  Premium (or such portion  thereof as had been waived) for distribution  in accordance  with the terms of this  Agreement and if such Servicer  fails to deliver such amount, any of the Trust  Administrator,  the Master Servicer,  the Trustee or the Seller may enforce such obligation.  If such  Servicer  has waived  all or a portion of an  Assigned  Prepayment  Premium  for any reason,  it shall include such  information,  including the reason for such waiver, in any monthly reports it provides,  and such  Servicer if other than Wells  Fargo,  shall  notify the Trust  Administrator,  the
Seller,  the Master  Servicer and the Trustee of such waiver,  and if such Servicer is Wells Fargo,  Wells
Fargo shall notify the Trust  Administrator and the Trust  Administrator  shall forward any such notice to the Seller,  the Master Servicer and the Trustee.  Notwithstanding  any provision in this Agreement to the contrary,  in the event the Assigned  Prepayment  Premium payable under the terms of the related  Mortgage
Note is less  than  the  amount  of the  Assigned  Prepayment  Premium  set  forth  in the  Mortgage  Loan
Schedule or  other  information  provided to the  applicable  Servicer,  such Servicer  shall not have any liability  or  obligation  with  respect  to such  difference.  The  Master  Servicer  shall  not have any responsibility  for verifying the accuracy of the amount of Assigned  Prepayment  Premiums remitted by the
Servicers.

                  (b)      Notwithstanding  anything in this  Agreement to the  contrary,  the Trustee and the Trust  Administrator  shall have no  obligation  to collect  Prepayment  Premiums from any Servicer or
Designated  Servicer  other than Wells Fargo,  in its capacity as a Servicer (or any of its successors and assigns),  GreenPoint  (or  any of its  successors  and  assigns)  or SPS (or  any of its  successors  and assigns).

                                                ARTICLE IV

                              PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

                  SECTION 4.01.     Priorities of Distribution.

         As set forth in Section 4.01 of the Series Supplement.

                  SECTION 4.02.     Allocation of Losses.

         As set forth in Section 4.02 of the Series Supplement.

                  SECTION 4.03.     Recoveries.

         As set forth in Section 4.03 of the Series Supplement.

                  SECTION 4.04.     Monthly Statements to Certificateholders.

                  (a)      Not later than each Distribution  Date, the Trust  Administrator  shall prepare and cause to be made  available  to each  Certificateholder,  the  Master  Servicer,  each  Servicer,  the
Trustee,  the Depositor,  the Swap  Counterparty  and each Rating Agency,  a statement  setting forth with respect to the  related  distribution:  (A) the items  listed in  Exhibit T,  other  than  items  (vi)(a),
(vi)(b),  (vi)(c) and  (vi)(d),  (B) the  amounts on  deposit  in each  Prefunding  Account  (including  a breakdown  of  amounts  released  during the prior  calendar  month in  respect  of  Aggregate  Subsequent
Transfer  Amounts)  and (C) the  amount on deposit  in each  Capitalized  Interest  Account  (including  a breakdown of amounts released for the calendar month preceding such Distribution Date).

                                                        -73-

                  The Trust  Administrator's  responsibility  for disbursing the above  information to the
Certificateholders  is limited to the  availability,  timeliness and accuracy of the  information  derived from the Master Servicer and each Servicer, which shall be provided as required in Section 4.05.

                  On each Distribution  Date, the Trust  Administrator  shall provide Bloomberg  Financial
Markets,  L.P.  ("Bloomberg")  CUSIP  level  factors  for each  Class of Offered  Certificates  as of such
Distribution  Date,  using  a  format  and  media  mutually  acceptable  to the  Trust  Administrator  and
Bloomberg.  In connection  with providing the  information  specified in this  Section 4.04  to Bloomberg, the Trust Administrator and any director,  officer,  employee or agent of the Trust Administrator shall be indemnified  and held  harmless  by DLJMC,  to the extent,  in the manner and  subject to the  limitations
provided  in  Section 9.05.   The  Trust   Administrator   shall  also  make  the  monthly  statements  to
Certificateholders  available  each  month to each  party  referred  to in  Section 4.04(a) via  the Trust
Administrator's  website. The Trust Administrator's website can be accessed at  http://www.ctslink.com  or at such other site as the Trust  Administrator  may designate  from time to time.  Persons that are unable to use the above  website  are  entitled  to have a paper  copy  mailed to them via  first  class  mail by calling the Trust  Administrator at 301-815-6600.  The Trust  Administrator shall have the right to change the way the reports referred to in this  Section 4.04  are distributed in order to make such  distribution more  convenient  and/or more  accessible  to the above parties and to the  Certificateholders.  The Trust
Administrator  shall  provide  timely  and  adequate   notification  to  all  above  parties  and  to  the
Certificateholders  regarding  any such  change.  The Trust  Administrator  may fully  rely upon and shall have no liability with respect to information provided by the Master Servicer or any Servicer.

                  (b)      Upon  request,  within  a  reasonable  period  of  time  after  the end of each calendar year, the Trust  Administrator  shall cause to be furnished to each Person who at any time during the calendar year was a  Certificateholder,  a statement  containing  the  information  set forth in items
(i)(c), (i)(d),  (i)(g),  (i)(j), (i)(k),  (ii)(c),  (ii)(d),  (ii)(g),  (ii)(j),  (v)(a), (v)(b), (v)(l),
(v)(m) and (v)(n) of Exhibit T  aggregated  for such calendar year or applicable  portion  thereof  during which such Person was a  Certificateholder.  Such  obligation of the Trust  Administrator  shall be deemed to have been satisfied to the extent that  substantially  comparable  information shall be provided by the
Trust Administrator pursuant to any requirements of the Code as from time to time in effect.

                  (c)      In addition to the foregoing,  the Trust Administrator shall post an electronic file  containing  current  loan level data with respect to the Mortgage  Loans ("Loan Level  Data"),  on a monthly  basis,  to the website  referred to in Section  4.04(a).  The Loan Level Data will include fields as agreed to by the  Depositor  and the Trust  Administrator  from time to time.  The Loan Level Data will be based solely on information provided by the Servicers,  and the Trust Administrator's  provision of the
Loan Level Data is subject to the  availability,  timeliness and accuracy of the  information  provided by the Servicers.  The Loan Level Data will not include any personally  identifiable  information,  including but not limited to: borrower name,  borrower address,  property address,  borrower social security number, and  originator's  loan  account  number.  The Loan  Level  Data may  include  recent  property  valuation information,  including  based on a recent  broker's price opinion.  As agreed to by the Depositor and the
Trust  Administrator,  the format of the Loan Level Data may be modified  at any time,  and the posting of the Loan Level Data may be  discontinued  at any time.  The Trust  Administrator  shall not be required to provide the Loan Level Data in paper form.

                  SECTION 4.05.     Servicer to Cooperate.

                  Each  Servicer  (other  than WMMSC and SPS) shall  provide to the Master  Servicer,  the information  set  forth  in  Exhibits H-1,  H-2 and H-3 and any  other  information  the  Master  Servicer requires,  and SPS shall provide to the Master  Servicer,  the information set forth in Exhibits H-1, H-2,
P and Q and any other  information the Master Servicer  requires,  in each case in such form as the Master

                                                        -74-

Servicer shall  reasonably  request,  or in such form as may be mutually agreed upon between such Servicer and the Master  Servicer,  with  respect to each  Mortgage  Loan  serviced by such  Servicer no later than
(i) with  respect  to a  Servicer  other than  Wells  Fargo,  12:00 noon  (New York City time) on the Data
Remittance  Date, and (ii) with  respect to Wells Fargo, on the Data Remittance Date, to enable the Master
Servicer to provide such information to the Trust Administrator.

                  Each  Servicer  (other  than  WMMSC)  also shall  provide to the  Master  Servicer,  the information set forth in Exhibit H-1,  solely relating to Payoffs  received during the related  Prepayment
Period, in such form as the Master Servicer shall reasonably  request,  or in such form as may be mutually agreed upon between such  Servicer and the Master  Servicer,  with respect to each  Mortgage Loan serviced by such Servicer no later than the  Additional  Data  Remittance  Date,  to enable the Master  Servicer to provide such information to the Trust Administrator.

                  The Master  Servicer,  with respect to the Mortgage  Loans which are not WMMSC  Serviced
Mortgage Loans, and WMMSC, with respect to the WMMSC Serviced  Mortgage Loans,  shall provide to the Trust
Administrator  the  information  set  forth  in  Exhibits H-1,  H-2  and H-3 in  such  form  as the  Trust
Administrator  shall reasonably  request no later than 12:00 noon (New York City time) on the related Data
Remittance  Date or on the related  Additional Data  Remittance  Date, as applicable,  to enable the Trust
Administrator  to calculate  the amounts to be  distributed  to each Class of  Certificates  and otherwise perform its distribution, accounting and reporting requirements hereunder.

                  SECTION 4.06.     Cross-Collateralization; Adjustments to Available Funds.

         As set forth in Section 4.06 of the Series Supplement.

                  SECTION 4.07.     Interest Rate Cap Account(s).

         As set forth in Section 4.07 of the Series Supplement.

                  SECTION 4.08.     Supplemental Interest Trust(s).

         As set forth in Section 4.08 of the Series Supplement.

                  SECTION 4.09.     Rights of Swap Counterparty.

                  The Swap  Counterparty,  if any,  shall  be  deemed a  third-party  beneficiary  of this
Agreement  to the same extent as if it were a party  hereto and shall have the right to enforce its rights under this  Agreement.  For the  protection and  enforcement  of the provisions of this Section,  the Swap
Counterparty shall be entitled to relief as can be given either at law or in equity.

                  SECTION 4.10.     Replacement Swap Counterparty.

         As set forth in Section 4.10 of the Series Supplement.

                                                        -75-

                                                ARTICLE V

                              ADVANCES BY THE MASTER SERVICER AND SERVICERS

                  SECTION 5.01.     Advances by the Trust Administrator, Master Servicer and Servicers.

                  With respect to the  Non-Designated  Mortgage Loans,  each Servicer shall deposit in the related  Collection  Account as Advances an amount equal to all Scheduled  Payments  (with interest at the
Mortgage Rate less the Servicing Fee Rate) which were due on such  Non-Designated  Mortgage Loans serviced by it during the applicable  Collection  Period and which were  delinquent at the close of business on the immediately  preceding  Determination Date; provided,  however, that with respect to any Balloon Loan that is  delinquent  on its  maturity  date,  a Servicer  shall not be required to advance the related  balloon payment  but shall be required to continue to make  Advances in  accordance  with this  Section 5.01  with respect to such  Balloon Loan in an amount equal to (a) for  each  Servicer  other than WMMSC,  an assumed scheduled  payment  that would  otherwise  be due based on the  original  amortization  schedule  for that
Mortgage Loan (with  interest at the Mortgage Rate less the  Servicing  Fee Rate) and (b) for  WMMSC,  one month's  interest on the outstanding  principal  balance at the applicable  Mortgage Rate, in each case to the extent the related  Servicer deems such amount to be recoverable.  Each Servicer's  obligation to make such Advances as to any related  Non-Designated  Mortgage Loan shall  continue  through the last Scheduled
Payment due prior to the payment in full of such  Non-Designated  Mortgage  Loan, or through the date that
the  related  Mortgaged  Property  has,  in  the  judgment  of  the  related  Servicer,   been  completely
liquidated.  Each  Servicer  shall  not be  required  to  advance  shortfalls  of  principal  or  interest resulting from the application of the Relief Act.

                  With respect to any  Non-Designated  Mortgage  Loan, to the extent  required by Accepted
Servicing  Practices,  the Master  Servicer  and each  Servicer  shall be  obligated  to make  Advances in accordance with the provisions of this  Agreement;  provided,  however,  that such obligation with respect to any related  Non-Designated  Mortgage Loan shall cease if the Master Servicer or a Servicer determines, in its  reasonable  opinion,  that  Advances  with  respect  to  such  Non-Designated  Mortgage  Loan  are
Nonrecoverable  Advances.  In the event that the Master  Servicer  or such  Servicer  determines  that any such Advances are  Nonrecoverable  Advances,  the Master Servicer or such Servicer shall provide the Trust
Administrator with a certificate signed by a Servicing Officer evidencing such determination.

                  With respect to any  Non-Designated  Mortgage  Loan, if the amount of Advances  received from a Servicer (other than WMMSC) is less than the amount  required to be advanced by such Servicer,  the
Master  Servicer  shall be obligated to make a payment in an amount equal to such  deficiency,  subject to any  determination  by the Master  Servicer  that any  portion of the amount  required to be advanced is a
Nonrecoverable  Advance.  With  respect to any WMMSC  Serviced  Mortgage  Loan,  if the amount of Advances received  from WMMSC is less than the amount  required to be advanced  by WMMSC,  the Trust  Administrator shall be obligated to make a payment in an amount equal to such deficiency,  subject to any  determination by the Trust  Administrator  that any portion of the amount  required  to be advanced is a  Nonrecoverable
Advance.

                  With respect to any of the  Non-Designated  Mortgage Loans, if an Advance is required to be made hereunder by a Servicer,  such Servicer shall on the Cash  Remittance  Date either  (i) deposit in the  Collection  Account  from its own funds an amount  equal to such  Advance,  (ii) cause  to be made an appropriate  entry in the records of the  Collection  Account  that funds in such  account  being held for future  distribution or withdrawal have been, as permitted by this Section 5.01,  used by such Servicer to
make  such  Advance  or  (iii) make   Advances  in  the  form  of  any   combination  of  clauses  (i) and
(ii) aggregating  the amount of such Advance. Any such funds being held in a Collection Account for future

                                                        -76-

distribution  and so used  shall be  replaced  by such  Servicer  from its own  funds by  deposit  in such
Collection  Account  on or before any future  Distribution  Date in which such funds  would be due or from other funds in such Collection Account being held for future distribution at that time.

                  With respect to any Designated  Mortgage  Loan, the Master  Servicer shall make Advances as required by Section 3.20(b) of this Agreement.

                                                        -77-

                                                ARTICLE VI

                                             THE CERTIFICATES

                  SECTION 6.01.     The Certificates.

                  The  Certificates  shall be in  substantially  the forms set forth in  Exhibits A, B, C,
D-1,  D-2,  E, F and G hereto,  with  such  appropriate  insertions,  omissions,  substitutions  and other variations  as are  required or permitted by this  Agreement or as may in the  reasonable  judgment of the
Trust  Administrator  or the Depositor be necessary,  appropriate  or convenient to comply,  or facilitate compliance,  with  applicable  laws, and may have such letters,  numbers or other marks of  identification and such  legends or  endorsements  placed  thereon  as may be  required  to comply  with the rules of any securities exchange on which any of the Certificates may be listed, or as may,  consistently  herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

                  Subject to  Section 11.03  respecting the final  distribution  on the  Certificates,  on each Distribution  Date the Trust  Administrator  shall make  distributions to each  Certificateholder  of record on the  preceding  Record Date either (x) by wire transfer in  immediately  available  funds to the account of such holder at a bank or other  entity  having  appropriate  facilities  therefor,  if (i) such
Holder has so notified the Trust  Administrator  at least five Business  Days prior to the related  Record
Date and (ii) such  Holder shall hold (A) a Notional Amount  Certificate,  (B) 100% of the Class Principal
Balance  of  any  Class  of  Certificates  or  (c) Certificates  of any  Class  with  aggregate  principal
Denominations  of not  less  than  $1,000,000  or  (y) by  check  mailed  by  first  class  mail  to  such
Certificateholder at the address of such holder appearing in the Certificate Register.

                  The definitive Certificates shall be printed,  typewritten,  lithographed or engraved or produced by any  combination  of these  methods or may be produced in any other  manner  permitted  by the rules of any  securities  exchange on which any of the  Certificates  may be listed,  all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

                  The  Certificates  shall be issuable in registered  form, in the minimum  denominations, integral  multiples  in excess  thereof  (except  that one  Certificate  in each  Class may be issued in a different  amount  which  must  be in  excess  of  the  applicable  minimum  denomination)  and  aggregate denominations per Class set forth in the Preliminary Statement of the Series Supplement.

                  The  Certificates  shall be executed by manual or  facsimile  signature on behalf of the
Trust  Administrator by a Responsible  Officer.  Certificates  bearing the manual or facsimile  signatures of individuals who were, at the time when such  signatures  were affixed,  authorized to sign on behalf of the Trust Administrator shall bind the Trust  Administrator,  notwithstanding that such individuals or any of them have ceased to be so authorized prior to the  authentication  and delivery of such Certificates or did not hold such  offices  at the date of such  Certificate.  No  Certificate  shall be  entitled  to any benefit under this  Agreement,  or be valid for any purpose,  unless there  appears on such  Certificate a certificate  of  authentication  executed  by the  Trust  Administrator  by  manual  signature,  and  such certificate of authentication  upon any Certificate shall be conclusive  evidence,  and the only evidence, that such Certificate has been duly  authenticated  and delivered  hereunder.  All  Certificates  shall be dated the date of their authentication.

                                                        -78-

                  SECTION 6.02.     Registration of Transfer and Exchange of Certificates.

                  (a)      The  Trust  Administrator  shall  maintain,  or  cause  to  be  maintained,   a
Certificate  Register in which,  subject to such  reasonable  regulations as it may  prescribe,  the Trust
Administrator  shall  provide for the  registration  of  Certificates  and of transfers  and  exchanges of
Certificates  as herein  provided.  Upon surrender for  registration of transfer of any  Certificate,  the
Trust Administrator shall execute,  authenticate and deliver, in the name of the designated  transferee or transferees, one or more new Certificates in like aggregate interest and of the same Class.

                  (b)      At the option of a  Certificateholder,  Certificates may be exchanged for other
Certificates  of authorized  denominations  and the same  aggregate  interest in the Trust Fund and of the same Class,  upon  surrender  of the  Certificates  to be  exchanged  at the office or agency of the Trust
Administrator  set forth in Section 6.06.  Whenever any Certificates are so surrendered for exchange,  the
Trust Administrator shall execute,  authenticate and deliver the Certificates which the  Certificateholder making the exchange is entitled to receive.  Every  Certificate  presented or surrendered for registration of transfer or exchange shall be accompanied by a written  instrument of transfer in form  satisfactory to the Trust Administrator duly executed by the Holder thereof or his attorney duly authorized in writing.

                  (c)      No service charge to the Certificateholders  shall be made for any registration of  transfer  or  exchange  of  Certificates,  but  payment  of a sum  sufficient  to  cover  any  tax  or governmental  charge that may be imposed in connection with any transfer or exchange of  Certificates  may be required.

                  (d)      All  Certificates  surrendered for  registration of transfer and exchange shall be  canceled  and  subsequently  destroyed  by the  Trust  Administrator  in  accordance  with  the  Trust
Administrator's customary procedures.

                  (e)      No transfer of any Private  Certificate  shall be made unless that  transfer is made pursuant to an effective  registration  statement  under the 1933 Act and effective  registration  or qualification  under applicable state securities laws, or is made in a transaction  which does not require such  registration or  qualification.  Except in connection with any transfer of a Private  Certificate by the  Depositor  to any  affiliate  or any  transfer  of a Private  Certificate  from the  Depositor  or an affiliate of the Depositor to an owner trust or other entity  established by the  Depositor,  in the event that a transfer is to be made in reliance  upon an exemption  from the 1933 Act and such laws, in order to assure  compliance  with the 1933 Act and  such  laws,  the  Certificateholder  desiring  to  effect  such
transfer  and  such   Certificateholder's   prospective   transferee  shall  each  certify  to  the  Trust
Administrator  in writing  the facts  surrounding  the  transfer  in  substantially  the form set forth in
Exhibit L (the  "Transferor  Certificate")  and (i) deliver a letter in  substantially  the form of either
(A)  Exhibit M-1  (the  "Investment  Letter"),  provided that all of the Private  Certificates  of a Class
shall  be   transferred  to  one  investor  or  the  Depositor   otherwise   consents  to  such  transfer,
(B) Exhibit M-2  (the "Rule 144A  Letter") or (C) Exhibit M-3  (the  "Regulation S  Letter") or (ii) there shall be  delivered  to the Trust  Administrator  at the expense of the  transferor  an Opinion of Counsel that such  transfer may be made pursuant to an exemption  from the 1933 Act. The  Depositor  shall provide to any Holder of a Private  Certificate  and any  prospective  transferee  designated  by any such Holder, information  regarding  the related  Certificates  and the Mortgage  Loans and such other  information  as shall be necessary to satisfy the condition to eligibility set forth in  Rule 144A(d)(4)  or Regulation S, as  applicable,  for transfer of any such  Certificate  without  registration  thereof  under the 1933 Act pursuant to the  registration  exemption  provided by Rule 144A or Regulation S.  The Trust  Administrator
shall  cooperate  with the Depositor in providing the  information  referenced in the preceding  sentence, including providing to the Depositor such information  regarding the Certificates,  the Mortgage Loans and other matters  regarding the Trust Fund as the Depositor shall  reasonably  request to meet its obligation under the  preceding  sentence.  Each Holder of a Private  Certificate  desiring  to effect such  transfer shall,  and does hereby agree to,  indemnify  the Trust  Administrator,  the  Depositor,  the Seller,  the

                                                        -79-

Master Servicer,  each Servicer,  the Special  Servicer and the  Modification  Oversight Agent against any liability  that may  result  if the  transfer  is not so  exempt  or is not made in  accordance  with such federal and state laws.

                  (f)      Except  in  connection  with  any  transfer  of a  Private  Certificate  by the
Depositor to any  affiliate or any transfer of a Private  Certificate  from the  Depositor or an affiliate of the  Depositor  to an owner  trust or other  entity  established  by the  Depositor,  no transfer of an
ERISA-Restricted  Certificate  (except  for the  Residual  Certificates)  shall be made  unless  the Trust
Administrator  shall have  received  in  accordance  with  Exhibit M-1,  Exhibit M-2  or  Exhibit M-3,  as applicable,  either (i) a  representation  letter from the transferee of such  Certificate,  acceptable to and in form and substance  satisfactory to the Trust Administrator,  to the effect that such transferee is not an employee  benefit plan or arrangement  subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or  arrangement,  which  representation  letter shall not be an expense of the  Trustee,  the Trust  Administrator  or the Trust  Fund,  (ii) if  the  purchaser  is an insurance  company  and the  Certificate  has been the  subject  of an  ERISA-Qualifying  Underwriting,  a representation  that the  purchaser is an insurance  company which is purchasing  such  Certificates  with funds  contained in an "insurance  company  general  account" (as such term is defined in  Section V(e) of
Prohibited  Transaction  Class  Exemption  95-60 ("PTCE 95-60")) and that the purchase and holding of such
Certificates  are  covered  under  Sections  I and III of PTCE  95-60  or  (iii) in  the  case of any such
Certificate  presented for registration in the name of an employee benefit plan or arrangement  subject to
Section 406  of  ERISA  or  Section 4975  of  the  Code  (or  comparable   provisions  of  any  subsequent
enactments),  or a person using such plan's or arrangement's  assets,  an Opinion of Counsel  satisfactory to the Trust  Administrator  to the effect  that the  purchase  or holding  of such  Certificate  will not result in prohibited  transactions  under  Section 406 of ERISA and/or  Section 4975  of the Code and will not  subject  the  Depositor,  the  Trustee,  the Trust  Administrator,  the Master  Servicer or any other
Servicer to any  obligation in addition to those  undertaken in this  Agreement,  which Opinion of Counsel shall not be an expense of such  parties or the Trust Fund.  No transfer of a Residual  Certificate  shall
be  made  unless  the  Trust  Administrator  shall  have  received,   in  accordance  with  Exhibit N,   a
representation  letter from the  transferee of such  Certificate,  acceptable to and in form and substance satisfactory to the Trust  Administrator,  to the effect that such  transferee is not an employee  benefit plan or arrangement  subject to Section 406  of ERISA or  Section 4975  of the Code, or a person using the assets of any such plan or  arrangement,  which  representation  letter  shall  not be an  expense  of the
Trustee,  the Trust  Administrator  or the Trust  Fund.  In the event the  representations  referred to in this  Section 6.02(f) are  not furnished,  such  representations  shall be deemed to have been made to the trustee by the transferee's  acceptance of such  ERISA-Restricted  Certificate by any beneficial owner who purchases an interest in such  Certificate if such Certificate is a Book-Entry  Certificate.  In the event that a representation is violated,  or any attempt to transfer an  ERISA-Restricted  Certificate to a plan or arrangement or person using a plan's or arrangement's  assets is attempted  without the delivery to the
Trust  Administrator of the Opinion of Counsel  described above, the attempted  transfer or acquisition of such Certificate shall be void and of no effect.

                  (g)      Additional  restrictions  on  transfers of the  Residual  Certificates  are set forth below:

                           (i)      Each  Person  who has or who  acquires  any  ownership  interest  in a
         Residual  Certificate  shall  be  deemed  by the  acceptance  or  acquisition  of such  ownership interest  to have  agreed  to be  bound  by the  following  provisions  and to  have  irrevocably authorized  the Trust  Administrator  or its  designee  under  clause  (iii)(A)  below to deliver payments to a Person  other than such Person and to  negotiate  the terms of any  mandatory  sale under  clause  (iii)(B)  below and to execute all  instruments  of  transfer  and to do all other things  necessary  in  connection  with any such sale.  The rights of each Person  acquiring  any ownership interest in a Residual Certificate are expressly subject to the following provisions:

                                                        -80-

                                    (A)     Each Person  holding or acquiring any ownership  interest in a
              Residual  Certificate  shall be other than a  Disqualified  Organization  and shall promptly notify  the Trust  Administrator  of any change or  impending  change in its status as other than a Disqualified Organization.

                                    (B)     In  connection  with any  proposed  transfer of any  ownership interest in a Residual  Certificate to a U.S. Person, the Trust  Administrator shall require delivery to it, and shall not  register  the  transfer of a Residual  Certificate  until its receipt of (1) an affidavit and agreement (a "Transferee  Affidavit and Agreement"  attached hereto as Exhibit N)  from the proposed  transferee,  in form and substance  satisfactory to the Trust Administrator,  representing and warranting,  among other things, that it is not a non U.S. Person, that such transferee is other than a Disqualified Organization,  that it is not acquiring its ownership  interest in a Residual  Certificate  that is the subject of the proposed  Transfer  as a  nominee,  trustee  or agent for any Person who is not other than a
              Disqualified  Organization,  that for so long as it  retains  its  ownership  interest  in a
              Residual  Certificate,  it shall endeavor to remain other than a Disqualified  Organization, and that it has reviewed the  provisions of this  Section 6.02(g) and  agrees to be bound by them,  and (2) a  certificate,  attached  hereto as  Exhibit O,  from the Holder  wishing to
              transfer  a  Residual  Certificate,   in  form  and  substance  satisfactory  to  the  Trust
              Administrator,  representing  and  warranting,  among other  things,  that no purpose of the proposed transfer is to allow such Holder to impede the assessment or collection of tax.

                                    (C)     Notwithstanding  the  delivery of a Transferee  Affidavit  and
              Agreement by a proposed  transferee under clause (B) above, if the Trust  Administrator  has
              actual   knowledge   that  the  proposed   transferee  is  not  other  than  a  Disqualified
              Organization,  no  transfer  of an  ownership  interest  in a Residual  Certificate  to such proposed transferee shall be effected.

                                    (D)     Each Person  holding or acquiring any ownership  interest in a
              Residual  Certificate agrees, by holding or acquiring such ownership interest,  to require a
              Transferee  Affidavit  and Agreement  from the other Person to whom such Person  attempts to transfer its ownership  interest and to provide a certificate to the Trust  Administrator in the form attached hereto as Exhibit O.

                           (ii)     The Trust  Administrator  shall  register the transfer of any Residual
         Certificate  only  if  it  shall  have  received  the  Transferee  Affidavit  and  Agreement,   a
         certificate of the Holder  requesting  such transfer in the form attached hereto as Exhibit O and all of such other  documents as shall have been  reasonably  required by the Trust  Administrator as a condition to such registration.

                           (iii)    (A)     If any  Disqualified  Organization  shall become a Holder of a
              Residual  Certificate,  then the last  preceding  Holder that was other than a  Disqualified
              Organization  shall  be  restored,  to the  extent  permitted  by  law,  to all  rights  and obligations as Holder thereof  retroactive to the date of  registration  of such transfer of such  Residual  Certificate.  If any non  U.S. Person  shall  become a Holder of a  Residual
              Certificate,  then the last preceding Holder that is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof  retroactive to the date of registration  of the transfer to such non U.S. Person of such Residual  Certificate.
              If a transfer  of a Residual  Certificate  is  disregarded  pursuant  to the  provisions  of
              Treasury Regulations  Section 1.860E-1 or  Section 1.860G-3,  then the last preceding Holder that was other than a Disqualified  Organization shall be restored,  to the extent permitted

                                                        -81-

              by law,  to all  rights  and  obligations  as  Holder  thereof  retroactive  to the  date of registration of such transfer of such Residual  Certificate.  The Trust  Administrator shall be under  no  liability  to any  Person  for any  registration  of  transfer  of a  Residual
              Certificate  that  is in fact  not  permitted  by this  Section 6.02(g) or  for  making  any payments due on such  Certificate  to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                                    (B)     If any purported  transferee of a Residual  Certificate  shall become  a  Holder  of a  Residual  Certificate  in  violation  of the  restrictions  in this
              Section 6.02(g) and  to the extent  that the  retroactive  restoration  of the rights of the
              Holder of such Residual Certificate as described in clause (iii)(A)  above shall be invalid, illegal or  unenforceable,  then the Depositor  shall have the right,  without notice to the
              Holder or any prior Holder of such Residual  Certificate,  to sell such Residual Certificate to a purchaser  selected by the Depositor on such terms as the  Depositor  may choose.  Such
              purported   transferee  shall  promptly  endorse  and  deliver  a  Residual  Certificate  in accordance  with the  instructions  of the  Depositor.  Such  purchaser may be the Depositor itself  or  any  affiliate  of  the  Depositor.  The  proceeds  of  such  sale,  net  of the commissions  (which may include  commissions  payable to the  Depositor or its  affiliates), expenses  and taxes due,  if any,  shall be  remitted  by the  Depositor  to such  purported transferee.  The terms and  conditions  of any sale  under  this  clause  (iii)(B)  shall be determined in the sole  discretion of the Depositor,  and the Depositor  shall not be liable to any Person having an ownership  interest or a purported  ownership interest in a Residual
              Certificate as a result of its exercise of such discretion.

                           (iv)     The  Master  Servicer  and  each  Servicer,  on  behalf  of the  Trust
         Administrator,  shall make  available,  upon written  request from the Trust  Administrator,  all information  reasonably  available  to it that is  necessary  to compute any tax imposed (A) as a result of the transfer of an ownership  interest in a Residual  Certificate  to any Person who is not  other  than  a  Disqualified  Organization,  including  the  information  regarding  "excess inclusions"  of such  Residual  Certificate  required  to be  provided  to the  Internal  Revenue
         Service and certain Persons as described in Treasury Regulation  Section 1.860D  1(b)(5), and (B)
         as a result of any regulated  investment  company,  real estate  investment  trust,  common trust fund,  partnership,  trust, estate or organizations  described in Section 1381 of the Code having as among  its  record  holders  at any time  any  Person  who is not  other  than a  Disqualified
         Organization.  Reasonable  compensation  for providing  such  information  may be required by the
         Master Servicer or the related Servicer from such Person.

                           (v)      The  provisions  of  this  Section 6.02(g) set  forth  prior  to  this
         Section 6.02(g)(v) may be modified, added to or eliminated by the Depositor,  provided that there shall have been delivered to the Trust Administrator the following:

                                    (A)     written  notification  from each  Rating  Agency to the effect that the  modification,  addition to or elimination of such  provisions  will not cause such
              Rating Agency to downgrade its then current rating of the Certificates; and

                                    (B)     a  certificate  of the  Depositor  stating that the  Depositor has received an Opinion of Counsel, in form and substance satisfactory to the Depositor,  to the effect that such  modification,  addition to or elimination of such  provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not create a risk that  (i) the
              Trust  Fund may be  subject  to an entity  level tax  caused by the  transfer  of a Residual
              Certificate  to a Person  which  is not  other  than a  Disqualified  Organization  or (2) a

                                                        -82-

              Certificateholder  or another  Person  will be subject to a REMIC  related tax caused by the transfer  of  applicable  Residual  Certificate  to a  Person  which  is  not  other  than a
              Disqualified Organization.

                           (vi)     The following legend shall appear on each Residual Certificate:

              ANY RESALE,  TRANSFER OR OTHER  DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE
              PROPOSED  TRANSFEREE  PROVIDES  A TRANSFER  AFFIDAVIT  TO THE  DEPOSITOR  AND THE TRUST
              ADMINISTRATOR  THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE  UNITED  STATES,  ANY STATE OR
              POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL  ORGANIZATION,
              OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING,  (B) ANY ORGANIZATION  (OTHER
              THAN A COOPERATIVE  DESCRIBED IN  SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX
              IMPOSED  BY  CHAPTER 1 OF THE CODE  UNLESS  SUCH  ORGANIZATION  IS  SUBJECT  TO THE TAX
              IMPOSED  BY  SECTION  511 OF THE  CODE,  (C)  ANY  ORGANIZATION  DESCRIBED  IN  SECTION
              1381(a)(2)(C)  OF THE CODE (ANY SUCH PERSON  DESCRIBED  IN THE  FOREGOING  CLAUSES (A),
              (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"),  OR (D) AN
              AGENT OF A DISQUALIFIED  ORGANIZATION  AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE
              THE  TRANSFEROR TO IMPEDE THE  ASSESSMENT OR  COLLECTION OF TAX. SUCH  AFFIDAVIT  SHALL
              INCLUDE  CERTAIN  REPRESENTATIONS  AS  TO  THE  FINANCIAL  CONDITION  OF  THE  PROPOSED
              TRANSFEREE.  NOTWITHSTANDING  THE  REGISTRATION  IN  THE  CERTIFICATE  REGISTER  OF ANY
              TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION
              OR AN AGENT OF A DISQUALIFIED ORGANIZATION,  SUCH REGISTRATION SHALL BE DEEMED TO BE OF
              NO LEGAL  FORCE OR  EFFECT  WHATSOEVER  AND SUCH  PERSON  SHALL  NOT BE  DEEMED TO BE A
              CERTIFICATEHOLDER  FOR ANY  PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT  LIMITED  TO,  THE
              RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH  HOLDER OF THIS  CERTIFICATE  BY
              ACCEPTANCE OF THIS  CERTIFICATE  SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF
              THIS PARAGRAPH.

                  (h)      The Trust  Administrator shall have no liability to the Trust Fund arising from a  transfer  of any such  Certificate  in  reliance  upon a  certification,  ruling or  Opinion of Counsel described in this Section 6.02;  provided,  however,  that the Trust  Administrator shall not register the transfer of any Residual  Certificate  if it has actual  knowledge that the proposed  transferee  does not meet  the  qualifications  of a  permitted  Holder  of  a  Residual  Certificate  as  set  forth  in  this
Section 6.02.

                  (i)      Each Holder of a Swap  Certificate  or any interest  therein shall be deemed to have represented,  by its acquisition or holding of such certificate or any interest  therein,  that as of any date prior to the termination of the Swap Agreement,  at least one of PTCE 84-14,  90-1, 91-38,  95-60 or 96-23 or other  applicable  exemption  applies  to such  Holder's  right to receive  payments  from the
Supplemental Interest Trust.

                                                        -83-

                  SECTION 6.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

                  If (a) any  mutilated  Certificate  is surrendered  to the Trust  Administrator,  or the
Trust  Administrator  receives  evidence  to its  satisfaction  of the  destruction,  loss or theft of any
Certificate  and (b) there is delivered to each  Servicer,  the Trustee and the Trust  Administrator  such security or indemnity as may be required by them to save each of them  harmless,  then,  in the absence of notice to the Trustee and the Trust  Administrator  that such Certificate has been acquired by a protected purchaser,  the Trust  Administrator  shall execute,  authenticate and deliver, in exchange for or in lieu of any such  mutilated,  destroyed,  lost or  stolen  Certificate,  a new  Certificate  of like  tenor and interest  in the  Trust  Fund.  In  connection  with  the  issuance  of any  new  Certificate  under  this
Section 6.03,  the Trust  Administrator  may require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in relation thereto and any other expenses  (including the fees and expenses of the Trust  Administrator)  connected  therewith.  Any replacement  Certificate issued pursuant to this  Section 6.03  shall constitute  complete and  indefeasible  evidence of ownership in the
Trust Fund, as if originally  issued,  whether or not the lost,  stolen or destroyed  Certificate shall be found at any time.

                  SECTION 6.04.     Persons Deemed Owners.

                  Prior  to  due  presentation  of  a  Certificate  for  registration  of  transfer,  each
Servicer,  the Trust  Administrator,  and any agent of the  Master  Servicer  or any  Servicer,  the Trust
Administrator  may treat the  person in whose  name any  Certificate  is  registered  as the owner of such
Certificate  for the purpose of receiving  distributions  as provided in this  Agreement and for all other purposes whatsoever,  and none of the Master Servicer or the Servicers,  the Trust Administrator,  nor any
agent of the Master Servicer or a Servicer or the Trust  Administrator  shall be affected by any notice to the contrary.

                  SECTION 6.05.     Access to List of Certificateholders' Names and Addresses.

                  (a)      If three or more  Certificateholders  (i) request  in  writing  from the  Trust
Administrator   a  list  of  the  names  and  addresses  of   Certificateholders,   (ii) state  that  such
Certificateholders  desire to  communicate  with other  Certificateholders  with  respect to their  rights under this Agreement or under the Certificates and  (iii) provide a copy of the  communication  which such
Certificateholders  propose to transmit,  then the Trust  Administrator  shall,  within ten Business  Days after the receipt of such request, afford such  Certificateholders  access during normal business hours to a current list of the  Certificateholders.  The expense of providing any such  information  requested by a
Certificateholder  shall be borne by the  Certificateholders  requesting such information and shall not be borne by the Trust  Administrator  or the Trustee.  Every  Certificateholder,  by receiving  and holding a
Certificate,  agrees that the Trustee and the Trust  Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders  hereunder,  regardless of the source from which such information was derived.

                  (b)      The Master Servicer and each Servicer,  so long as it is a servicer  hereunder,
DLJMC  and the  Depositor  shall  have  unlimited  access  to a list of the  names  and  addresses  of the
Certificateholders which list shall be provided by the Trust Administrator promptly upon request.

                  SECTION 6.06.     Maintenance of Office or Agency.

                  The Trust  Administrator  shall  maintain  or cause to be  maintained  at its expense an office or offices or agency or agencies in Minneapolis,  Minnesota where  Certificates  may be surrendered for  registration  of  transfer  or  exchange  and  where  notices  and  demands  to  or  upon  the  Trust
Administrator  in respect of the Certificates  and this Agreement may be served.  The Trust  Administrator

                                                        -84-

initially  designates its Corporate Trust Office as its office for such purpose.  The Trust  Administrator shall give  prompt  written  notice to the  Certificateholders  of any change in the  location of any such office or agency.

                  SECTION 6.07.     Book-Entry Certificates.

                  Notwithstanding  the foregoing,  the Book-Entry  Certificates,  upon original  issuance, shall  be  issued  in the  form  of one or  more  typewritten  Certificates  representing  the  Book-Entry
Certificates,  to be delivered to DTC, the initial  Clearing  Agency,  by, or on behalf of, the Depositor.
The  Book-Entry  Certificates  shall  initially be registered on the  Certificate  Register in the name of
Cede & Co., the nominee of DTC, as the initial  Clearing Agency,  and no Beneficial  Holder will receive a definitive  certificate  representing such Beneficial  Holder's  interest in the  Certificates,  except as provided  in  Section 6.09.  Unless  and until  definitive,  fully  registered  Certificates  ("Definitive
Certificates") have been issued to the Beneficial Holders pursuant to Section 6.09:

                  (a)      the  provisions  of this  Section 6.07  shall be in full force and effect  with respect to the Book-Entry Certificates;

                  (b)      the Depositor  and the Trust  Administrator  may deal with the Clearing  Agency for all purposes with respect to the Book-Entry  Certificates  (including the making of  distributions  on such Certificates) as the sole Holder of such Certificates;

                  (c)      to the extent that the provisions of this Section 6.07  conflict with any other provisions of this Agreement, the provisions of this Section 6.07 shall control; and

                  (d)      the rights of the Beneficial  Holders of the Book-Entry  Certificates  shall be exercised  only  through  the  Clearing  Agency  and the  Participants  and  shall  be  limited  to  those established  by law and  agreements  between such  Beneficial  Holders and the Clearing  Agency and/or the
Participants.  Pursuant to the Depository Agreement,  unless and until Definitive  Certificates are issued pursuant  to  Section 6.09,  the  initial  Clearing  Agency  will  make  book-entry  transfers  among  the
Participants and receive and transmit  distributions  of principal and interest on the related  Book-Entry
Certificates to such Participants.

                  For purposes of any provision of this  Agreement  requiring or  permitting  actions with the consent of, or at the  direction of,  Holders of the  Book-Entry  Certificates  evidencing a specified percentage of the aggregate unpaid principal  amount of such  Certificates,  such direction or consent may be  given by the  Clearing  Agency  at the  direction  of  Beneficial  Holders  owning  such  Certificates evidencing the requisite  percentage of principal  amount of such  Certificates.  The Clearing  Agency may take conflicting  actions with respect to the Book-Entry  Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

                  SECTION 6.08.     Notices to Clearing Agency.

                  Whenever  notice or other  communication  to the Holders of Book-Entry  Certificates  is
required under this  Agreement,  unless and until  Definitive  Certificates  shall have been issued to the related Certificateholders  pursuant to Section 6.09,  the Trust Administrator shall give all such notices and  communications  specified  herein  to be given  to  Holders  of the  Book-Entry  Certificates  to the
Clearing  Agency  which  shall  give such  notices  and  communications  to the  related  Participants  in accordance with its applicable rules, regulations and procedures.

                                                        -85-

                  SECTION 6.09.     Definitive Certificates.

                  If (a) the  Depositor  advises  the Trust  Administrator  in writing  that the  Clearing
Agency is no longer  willing or able to  properly  discharge  its  responsibilities  under the  Depository
Agreement  with respect to the  Certificates  and the Trust  Administrator  or the  Depositor is unable to locate a  qualified  successor,  (b) the  Depositor,  with the  consent  of the  applicable  Participants, advises  the Trust  Administrator  in writing  that it elects to  terminate  the  book-entry  system  with respect to the  Book-Entry  Certificates  through the Clearing  Agency or (c) after  the  occurrence of an
Event of Default,  Holders of Book-Entry  Certificates  evidencing  not less than 66-2/3% of the aggregate
Class Principal  Balance of the Book-Entry  Certificates  advise the Trust  Administrator  in writing that the  continuation  of a  book-entry  system with  respect to the such  Certificates  through the  Clearing
Agency is no longer  in the best  interests  of the  Holders  of such  Certificates  with  respect  to the
Book-Entry  Certificates and the applicable Participants consent, the Trust Administrator shall notify all
Holders of such  Certificates  of the  occurrence  of any such event and the  availability  of  Definitive
Certificates.  Upon surrender to the Trust  Administrator  of such  Certificates  by the Clearing  Agency,
accompanied  by  registration   instructions  from  the  Clearing  Agency  for  registration,   the  Trust
Administrator  shall authenticate and deliver the Definitive  Certificates.  Neither the Depositor nor the
Trust  Administrator  shall be liable for any delay in delivery of such  instructions and may conclusively rely on, and shall be  protected  in relying  on,  such  instructions.  Upon the  issuance  of  Definitive
Certificates all references  herein to obligations  imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and  performed  by the Trust  Administrator,  to the extent  applicable with respect to such Definitive  Certificates,  and the Trust Administrator shall recognize the Holders of
Definitive Certificates as Certificateholders hereunder.

                                                        -86-

                                               ARTICLE VII

                                  THE DEPOSITOR, THE SELLER, THE MASTER
            SERVICER, THE SERVICERS, THE SPECIAL SERVICER AND THE MODIFICATION OVERSIGHT AGENT

                  SECTION 7.01.     Liabilities of the Seller, the Depositor, the Master Servicer, the
                                    Servicers, the Special Servicer and the Modification
                                    Oversight Agent.

                  The Depositor,  the Seller,  the Master  Servicer,  each Servicer,  the Special Servicer and the  Modification  Oversight  Agent shall be liable  under this  Agreement  to any other party to this
Agreement,  including  the  liability  of each  Servicer  (other  than  WMMSC) to the Master  Servicer  in accordance herewith only to the extent of the obligations  specifically and respectively  imposed upon and undertaken by them herein.

                  SECTION 7.02.     Merger or Consolidation of the Seller, the Depositor, the Master
                                    Servicer, the Servicers, the Special Servicer or the
                                    Modification Oversight Agent.

                  Subject to the immediately succeeding paragraph,  the Depositor,  the Seller, the Master
Servicer,  each  Servicer,  the Special  Servicer and the  Modification  Oversight  Agent shall each do or cause to be done all things  necessary  to  preserve  and keep in full  force and  effect  its  existence, rights and franchises  (charter and statutory) and shall each obtain and preserve its  qualification to do business  as a  foreign  corporation  in each  jurisdiction  in which  such  qualification  is or shall be necessary to protect the validity and  enforceability of this Agreement,  or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  Any Person into which the  Depositor,  the Seller,  the Master  Servicer,  any Servicer,
the Special  Servicer or the  Modification  Oversight Agent may be merged or  consolidated,  or any Person resulting from any merger or consolidation to which the Depositor,  the Seller,  the Master Servicer,  any
Servicer,  the  Special  Servicer or the  Modification  Oversight  Agent  shall be a party,  or any Person succeeding to the business of the Depositor,  the Seller, the Master Servicer,  any Servicer,  the Special
Servicer or the Modification  Oversight Agent,  shall be the successor of the Depositor,  the Seller,  the
Master Servicer,  such Servicer,  the Special  Servicer or the  Modification  Oversight Agent, as the case may be,  hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the contrary  notwithstanding;  provided,  however,  that (i) the successor  or  surviving  Person to the Master  Servicer,  any such  Servicer  (other  than  WMMSC) or the
Special  Servicer  shall be qualified to sell mortgage  loans to, and to service  mortgage loans on behalf of,  FNMA or FHLMC,  and  (ii) the  successor  or  surviving  Person to WMMSC shall have a net worth of at least  $15,000,000,  unless each of the Rating  Agencies  acknowledge,  at the expense of the successor or surviving  person to  WMMSC,  that its  rating of the  Certificates  in effect  immediately  prior to such assignment  will not be  qualified or reduced as a result of such  successor or surviving  Person to WMMSC not having a net worth of at least $15,000,000.

                  Notwithstanding  anything else in this  Section 7.02  or in  Section 7.04  hereof to the contrary,  the  Master  Servicer  or a  Servicer  may  assign  its  rights  and  delegate  its  duties and obligations under this Agreement;  provided,  however, that the Master Servicer or such Servicer gives the
Depositor,  the  Trustee  and the  Trust  Administrator  notice  of such  assignment;  provided,  further,
(a) that such  purchaser or transferee  accepting such  assignment and delegation  shall be an institution that is a FNMA and FHLMC  approved  seller/servicer  in good  standing,  which has a net worth of at least

                                                        -87-

$15,000,000,  and which is willing to service the  Mortgage  Loans and (b) such  purchaser  or  transferee executes and delivers to the Depositor,  the Trustee and the Trust  Administrator  an agreement  accepting such  delegation  and  assignment,  which  contains an  assumption  by such Person of the rights,  powers, duties,  responsibilities,  obligations and liabilities of the Master Servicer or such Servicer, with like effect as if originally  named as a party to this Agreement;  provided,  further,  that each of the Rating
Agencies  acknowledge that its rating of the Certificates in effect  immediately  prior to such assignment will not be qualified or reduced as a result of such  assignment and  delegation.  In the case of any such assignment and  delegation,  the Master  Servicer or such Servicer shall be released from its  obligations under this Agreement  (except as provided above),  except that the Master Servicer or the related Servicer shall  remain  liable  for all  liabilities  and  obligations  incurred  by it as the Master  Servicer  or
Servicer  hereunder  prior to the  satisfaction  of the  conditions to such  assignment and delegation set forth in the preceding sentence.

                  SECTION 7.03.     Limitation on Liability of the Seller, the Depositor, the Master
                                    Servicer, the Servicers, the Special Servicer, the
                                    Modification Oversight Agent and Others.

                  (a)      None of the  Depositor,  the Master  Servicer,  any Servicer,  the Seller,  the
Special  Servicer,  the  Modification  Oversight  Agent, or any of the directors,  officers,  employees or agents of the  Depositor,  the Master  Servicer,  any Servicer,  the Seller,  the Special  Servicer or the
Modification  Oversight Agent shall be under any liability to the  Certificateholders for any action taken or for refraining  from the taking of any action in good faith pursuant to this  Agreement,  or for errors in  judgment;  provided,  however,  that this  provision  shall not  protect  the  Depositor,  the  Master
Servicer,  any Servicer,  the Seller, the Special Servicer or the Modification Oversight Agent against any breach of representations,  warranties or covenants  (including any indemnification  obligations  provided in  Section 2.08)  made by it herein or protect the  Depositor,  the Master  Servicer,  any Servicer,  the
Seller, the Special Servicer or the Modification Oversight Agent or any such director,  officer,  employee or agent from any  liability  which  would  otherwise  be imposed by reasons of willful  misfeasance,  bad faith or gross  negligence in the performance of duties or by reason of reckless  disregard of obligations and duties hereunder.

                  The Depositor,  the Master Servicer,  any Servicer, the Seller, the Special Servicer and
the  Modification  Oversight  Agent and any director,  officer,  employee or agent of the  Depositor,  the
Master Servicer,  any Servicer,  the Seller, the Special Servicer or the Modification  Oversight Agent may
rely in good faith on any document of any kind prima facie  properly  executed and submitted by any Person respecting any matters arising hereunder.  The Depositor,  the Master Servicer,  any Servicer, the Seller,
the Special Servicer and the  Modification  Oversight Agent and any director,  officer,  employee or agent of  the  Depositor,  the  Master  Servicer,  any  Servicer,  the  Seller,  the  Special  Servicer  or  the
Modification  Oversight  Agent shall be indemnified by the Trust Fund and held harmless  against any loss, liability  or expense  incurred in  connection  with any legal  action  relating to this  Agreement or the
Certificates,  other than any loss,  liability or expense incurred by reason of willful  misfeasance,  bad faith or gross  negligence in the  performance of duties  hereunder or by reason of reckless  disregard of obligations and duties hereunder.

                  None of the  Depositor,  the Master  Servicer,  any  Servicer,  the Seller,  the Special
Servicer or the  Modification  Oversight  Agent shall be under any  obligation to appear in,  prosecute or defend any legal  action  that is not  incidental  to its  respective  duties  hereunder  and which in its opinion may involve it in any expense or liability;  provided,  however,  that any of the  Depositor,  the
Master Servicer,  any Servicer,  the Seller, the Special Servicer or the Modification  Oversight Agent may
in its  discretion  undertake  any such action that it may deem  necessary or desirable in respect of this
Agreement  and the  rights and  duties of the  parties  hereto and  interests  of the  Trustee,  the Trust
Administrator and the  Certificateholders  hereunder.  In such event, the legal expenses and costs of such action and any liability resulting  therefrom shall be expenses,  costs and liabilities of the Trust Fund,

                                                        -88-

and the  Depositor,  the  Master  Servicer,  any  Servicer,  the  Seller,  the  Special  Servicer  and the
Modification  Oversight Agent, as applicable,  shall be entitled to be reimbursed  therefor from the Trust
Fund.  The right of each Servicer and the  Modification  Oversight  Agent to indemnity  and  reimbursement pursuant to this Section 7.03 shall survive the  resignation  or termination of such Servicer as set forth herein.

                  (b)      Each Servicer and the Special Servicer shall indemnify the Trust  Administrator and the Trustee and hold them harmless  against any and all claims,  losses,  damages,  penalties,  fines, forfeitures,  reasonable and necessary legal fees and related costs, judgments,  and any other costs, fees and  expenses  that the Trust  Administrator  or the Trustee may sustain in any way related to the failure of such  Servicer or Special  Servicer to perform its duties and service the Mortgage  Loans in compliance with the terms of this  Agreement.  The related  Servicer or the Special  Servicer,  as applicable,  shall notify  immediately  the Trust  Administrator  and the  Trustee  if a claim is made by a third  party with respect to this  Agreement or the Mortgage  Loans,  assume  (with the prior  written  consent of the Trust
Administrator)  the defense of any such claim and pay all  expenses  in  connection  therewith,  including counsel  fees,  and  promptly  pay,  discharge  and  satisfy any  judgment or decree  which may be entered against  it, the Trust  Administrator  or the Trustee in respect of such  claim.  The related  Servicer or the Special  Servicer,  as  applicable,  shall  follow any written  instructions  received  from the Trust
Administrator  in  connection  with  such  claim.   Except  as  otherwise   provided  herein,   the  Trust
Administrator  promptly shall  reimburse  such Servicer or the Special  Servicer,  as applicable,  for all amounts  advanced by such entity  pursuant to the second  preceding  sentence  except when the claim is in any way related to the failure of such  Servicer or the  Special  Servicer to service and  administer  the
Mortgage Loans in compliance with the terms of this Agreement.

                  SECTION 7.04.     Master Servicer, Servicers, Special Servicer and Modification
                                            Oversight Agent Not to Resign; Transfer of Servicing.

                  (a)      None  of the  Master  Servicer,  any  Servicer,  the  Special  Servicer  or the
Modification  Oversight  Agent shall resign from the  obligations  and duties hereby  imposed on it except
(i) upon  appointment of a successor master servicer,  successor  servicer,  successor special servicer or successor  modification  oversight  agent and  receipt by the  Trustee  and the Trust  Administrator  of a letter from each Rating Agency that such a resignation  and  appointment  will not result in a downgrading of the  rating  of any of  the  Certificates  related  to the  applicable  Mortgage  Loans,  or  (ii) upon determination  that its  duties  hereunder  are no  longer  permissible  under  applicable  law.  Any such determination  under clause  (ii) permitting  the  resignation  of the Master  Servicer,  a Servicer,  the
Special Servicer or the  Modification  Oversight Agent shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Trust  Administrator.  No such resignation  shall become effective until the  successor  master  servicer,  successor  servicer,  successor  special  servicer  or  successor modification  oversight  agent shall have  assumed the Master  Servicer's,  such  Servicer's,  the Special
Servicer's or the Modification  Oversight Agent's, as applicable,  responsibilities,  duties,  liabilities and obligations hereunder.

                  (b)      Notwithstanding  the foregoing,  at DLJMC's request, so long as it is the owner of the related  servicing  rights,  the Master  Servicer or any Servicer shall resign,  upon the selection and appointment of a successor  master servicer or servicer,  as applicable;  provided that DLJMC delivers
to  the  Trustee  and  the  Trust   Administrator   the  letter   required  in   Section 7.04(a)(i) above.
Notwithstanding  the  foregoing,  in the event that the Master  Servicer  is  appointed  as the  successor servicer to SPS, the requirements of  Section 7.04(a)(i) shall  be waived.  If the Master Servicer resigns pursuant to this  Section 7.04(b),  DLJMC shall pay the Master  Servicer an amount equal to the product of
(a) the Stated  Principal  Balance of all of the Mortgage  Loans (other than the WMMSC  Serviced  Mortgage
Loans) then outstanding and (b) 0.02%.

                                                        -89-

                  (c)      Notwithstanding the foregoing,  if the Trust Administrator shall for any reason no longer be Trust  Administrator  hereunder,  at DLJMC's request,  the Master Servicer shall resign, upon the  selection  and  appointment  of a successor  master  servicer;  provided  that DLJMC  delivers to the
Trustee and the Trust Administrator the letter required in Section 7.04(a)(i) above.

                  (d)      Notwithstanding the foregoing,  at DLJMC's request,  the Special Servicer shall resign,  upon the selection and appointment of a successor special servicer by DLJMC;  provided that DLJMC delivers to the Trustee and the Trust Administrator the letter required in Section 7.04(a)(i) above.

                  (e)      Notwithstanding the foregoing,  at DLJMC's request, the Modification  Oversight
Agent shall resign,  upon the selection and  appointment of a successor  modification  oversight  agent by
DLJMC;  provided that DLJMC  delivers to the Trustee and the Trust  Administrator  the letter  required in
Section 7.04(a)(i) above.

                  SECTION 7.05.     Master Servicer, Seller, Special Servicer, Modification Oversight
                                    Agent and Servicers May Own Certificates.

                  Each of the  Master  Servicer,  the  Seller,  the  Special  Servicer,  the  Modification
Oversight  Agent and each  Servicer  in its  individual  or any other  capacity  may  become  the owner or pledgee of  Certificates  with the same  rights as it would have if it were not the Master  Servicer,  the
Seller, the Special Servicer, the Modification Oversight Agent or a Servicer.

                                                        -90-

                                               ARTICLE VIII

                                                 DEFAULT

                  SECTION 8.01.     Events of Default.

                  "Event  of  Default,"  wherever  used  herein,  and as to  the  Master  Servicer  or any
Servicer,  means any one of the following  events  (whatever  reason for such Event of Default and whether it shall be voluntary  or  involuntary  or be effected by  operation  of law or pursuant to any  judgment, decree or order of any court or any  order,  rule or  regulation  of any  administrative  or  governmental body):

                  (a)      any   failure  by  the  Master   Servicer   or  a  Servicer  to  remit  to  the
Certificateholders  or to the Trust  Administrator  any payment other than an Advance  required to be made by the Master  Servicer or such Servicer under the terms of this  Agreement,  which failure shall continue unremedied for a period of (i) with  respect to the Master  Servicer or a Servicer other than Wells Fargo, one  Business Day and  (ii) with  respect to Wells Fargo,  two  Business  Days,  after the date upon which written  notice of such  failure  shall have been given to the Master  Servicer  or such  Servicer  by the
Trust  Administrator  or the  Depositor  or to the Master  Servicer or the related  Servicer and the Trust
Administrator  by the Holders of Certificates  having not less than 25% of the Voting Rights  evidenced by the Certificates; or

                  (b)      any  failure by the Master  Servicer or a Servicer to observe or perform in any material  respect  any other of the  covenants  or  agreements  on the part of the  Master  Servicer  or a
Servicer  contained  in  this  Agreement  (except  as  set  forth  in  (c) and  (g) below)  which  failure
(i) materially  affects the rights of the  Certificateholders  and  (ii) shall  continue  unremedied for a period of 60 days  after the date on which  written  notice of such  failure  shall have been given to the
Master Servicer or such Servicer by the Trust  Administrator  or the Depositor,  or to the Master Servicer
or a Servicer and the Trust  Administrator by the Holders of Certificates  evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

                  (c)      if a  representation  or warranty set forth in Section 2.03  hereof made solely in its  capacity as the Master  Servicer or a Servicer  shall prove to be  materially  incorrect as of the time made in any respect that materially and adversely  affects interests of the  Certificateholders,  and the  circumstances  or condition in respect of which such  representation  or warranty was incorrect shall not have been  eliminated  or cured within 90 days after the date on which  written  notice  thereof shall have been  given to the  Master  Servicer  or the  related  Servicer  by the Trust  Administrator  for the benefit of the Certificateholders or by the Depositor; or

                  (d)      a decree  or  order  of a court  or  agency  or  supervisory  authority  having jurisdiction  in the  premises for the  appointment  of a  conservator  or receiver or  liquidator  in any insolvency,  readjustment of debt,  marshalling of assets and liabilities or similar  proceedings,  or for the  winding-up or liquidation of its affairs,  shall have been entered  against the Master  Servicer or a
Servicer and such decree or order shall have  remained in force  undischarged  or unstayed for a period of
60 days; or

                  (e)      the  Master  Servicer  or a Servicer  shall  consent  to the  appointment  of a conservator or receiver or liquidator in any insolvency,  readjustment of debt,  marshalling of assets and liabilities  or similar  proceedings  of or  relating to the Master  Servicer  or such  Servicer or all or substantially all of the property of the Master Servicer or such Servicer; or

                  (f)      the Master  Servicer or a Servicer  shall admit in writing its inability to pay its debts  generally  as they become due,  file a petition to take  advantage  of, or commence a voluntary

                                                        -91-

case under, any applicable  insolvency or  reorganization  statute,  make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (g)      any  failure of the Master  Servicer  or a Servicer  to make any Advance in the manner and at the time required to be made from its own funds pursuant to  Section 5.01  of this Agreement and after  receipt  of  written  notice  from the  Trust  Administrator  of such  failure,  which  failure continues  unremedied  (i) with  respect to the Master Servicer or a Servicer,  other than Wells Fargo (in its  capacity  as a  Servicer),  after  5:00 p.m.(New  York City  time) on the  Business  Day  immediately following the Master  Servicer's or such Servicer's  receipt of such notice and (ii) with respect to Wells
Fargo (in its capacity as a Servicer),  on the second  Business Day  immediately  following  Wells Fargo's receipt of such notice; or

                  (h)      either (a) the  servicer  rankings or ratings for a Servicer (other than WMMSC)
are downgraded to "below average"  status by one or more of the Rating  Agencies  rating the  Certificates or (b) one or more Classes of the  Certificates  are  downgraded or placed on negative  watch due in whole or in part to the performance or servicing of a Servicer (other than WMMSC); or

                  (i)      the  servicer  rankings  or  ratings  for a  Servicer  (other  than  WMMSC) are downgraded  two or more levels  below the level in effect on the Closing Date by one or more of the Rating
Agencies rating the Certificates; or

                  (j)      either  (a) either  (i) the master servicer  rankings or ratings for the Master
Servicer  are  downgraded  two or more levels below the level in effect on the Closing Date by one or more of the Rating  Agencies rating the  Certificates  or (ii) the Master Servicer  rankings or ratings for the
Master  Servicer,  are downgraded to "below  average"  status by one or more of the Rating Agencies rating the  Certificates  or (b) one or more Classes of the  Certificates  are  downgraded  or placed on negative watch due in whole or in part to the performance or master servicing of the Master Servicer; or

                  (k)      any  failure  by an  applicable  Servicer  to either  (a) remit  payment  of an
Assigned  Prepayment  Premium to the  Collection  Account  or  (b) remit  funds in the amount  equal to an
Assigned  Prepayment  Premium  which  the  applicable  Servicer  has  failed to  collect,  in each case as required pursuant to this Agreement,  which failure continues  unremedied for a period of one Business Day after the date upon which written  notice of such failure,  requiring the same to be remedied,  shall have been  given  to the  Servicer  by the  Trust  Administrator,  the  Master  Servicer,  the  Trustee  or the
Depositor; or

                  (l)      any failure by the Master  Servicer or a Servicer to comply with the provisions of Article XIII.

                  If an Event of Default  due to the  actions or  inaction  of the  Master  Servicer  or a
Servicer  described in clauses  (a) through (f)  and (l) of this  Section 8.01  shall occur,  then, and in each and every such case,  so long as such Event of Default  shall not have been  remedied,  (i) the Trust
Administrator  shall at the direction of DLJMC, the Trustee or the Holders of Certificates  evidencing not less than 25% of the  Voting  Rights  evidenced  by the  Certificates,  by notice in writing to the Master
Servicer  or  such  Servicer  (with  a copy to the  Rating  Agencies),  terminate  all of the  rights  and obligations  of the  Master  Servicer  or such  Servicer  under  this  Agreement  (other  than  rights  to reimbursement  for Advances and  Servicing  Advances  previously  made, as provided in  Section 3.08)  and
(ii) the  Master  Servicer  may, if such Event of Default is due to the actions or inactions of a Servicer
(other  than  WMMSC),  by  notice  in  writing  to such  Servicer  (with a copy to the  Rating  Agencies), terminate  all of the rights and  obligations  of such  Servicer  (other than WMMSC) under this  Agreement
(other than rights to reimbursement  for Advances and Servicing  Advances  previously made, as provided in
Section 3.08).

                                                        -92-

                  If an Event of Default  described in clause (g) shall occur,  (i) if the Master Servicer has failed to make any Advance,  the  Trustee,  (ii) if  WMMSC has failed to make any  Advance,  the Trust
Administrator,  and (iii) if any  Servicer  (other than WMMSC) has failed to make any Advance,  the Master
Servicer,  shall prior to the next  Distribution  Date,  immediately  make such Advance and  terminate the rights and  obligations  of the Master  Servicer or  applicable  Servicer,  as  applicable,  hereunder and succeed to the rights and  obligations of the Master Servicer or such Servicer,  as applicable,  hereunder pursuant to Section 8.02,  including the obligation to make Advances on such succeeding  Distribution Date pursuant  to the terms  hereof.  No Event of Default  with  respect to the Master  Servicer  or a Servicer shall  affect  the  rights or duties of any other  Servicer  or  constitute  an Event of Default as to any other Servicer.

                  If an Event of Default  described in clause (h), (i) or (k) occurs,  (i) if the Event of
Default  relates to WMMSC,  the Trust  Administrator,  and  (ii) if  the Event of  Default  relates to any
Servicer other than WMMSC, the Master  Servicer,  shall at the direction of DLJMC, by notice in writing to such Servicer,  terminate all of the rights and  obligations of such Servicer under this Agreement  (other than  rights to  reimbursement  for  Advances  and  Servicing  Advances  previously  made,  as provided in
Section 3.08)  and shall appoint as successor  Servicer the entity  selected by DLJMC in  accordance  with
Section 8.02;  provided  that DLJMC shall first  furnish to the Master  Servicer a letter from each Rating
Agency that the  appointment  of such  successor  will not result in a downgrading of the rating of any of the Certificates.

                  If an Event of  Default  described  in  clause  (j)  occurs,  the  Trustee  shall at the direction  of DLJMC,  by notice in  writing  to the  Master  Servicer,  terminate  all of the  rights  and obligations of the Master Servicer under this Agreement (other than rights to  reimbursement  for Advances previously  made, as provided in  Section 3.08)  and shall appoint as successor Master Servicer the entity selected  by DLJMC in  accordance  with  Section 8.02;  provided  that DLJMC  shall  first  furnish to the
Trustee a letter  from each Rating  Agency that the  appointment  of such  successor  will not result in a downgrading of the rating of any of the Certificates.

                  No Event of Default with  respect to the  Servicer  shall affect the rights or duties of the Master Servicer or constitute an Event of Default as to the Master Servicer.

                  SECTION 8.02.     Master Servicer or Trust Administrator to Act; Appointment of
                                    Successor.

                  On and  after  the  time  the  Master  Servicer  or a  Servicer  receives  a  notice  of termination  pursuant to Section 8.01  hereof or resigns pursuant to Section 7.04  hereof,  subject to the provisions  of  Section 3.04  hereof,  the  Trustee  (in  the  case of the  Master  Servicer),  the  Trust
Administrator  (in the case of WMMSC),  or the Master  Servicer  (in the case of any  Servicer  other than
WMMSC) shall be the successor in all respects to the Master Servicer or such Servicer,  as applicable,  in its capacity as servicer under this Agreement and with respect to the  transactions  set forth or provided for herein  and shall be subject to all the  responsibilities,  duties and  liabilities  relating  thereto placed on the Master  Servicer  or such  Servicer,  as  applicable,  by the terms and  provisions  hereof;
provided,  that the Trustee, the Trust Administrator or the Master Servicer,  as applicable,  shall not be deemed to have made any  representation  or warranty as to any Mortgage  Loan made by the Master  Servicer or any Servicer,  as applicable,  and shall not effect any  repurchases or  substitutions  of any Mortgage
Loan; provided,  further,  that it is understood and acknowledged by the parties hereto that there will be a full period of  transition  (not to exceed  ninety (90) days) before the actual  servicing  functions of any Servicer  can be fully  transferred  to Wells Fargo as successor  Servicer;  provided,  further,  that during such period of transition Wells Fargo, as successor  Servicer,  shall continue to make all required
Compensating  Interest  Payments  and  Advances.  As  compensation   therefor,   the  Trustee,  the  Trust
Administrator  or the Master  Servicer,  as  applicable,  shall be entitled  to all funds  relating to the
Mortgage  Loans that the Master  Servicer or related  Servicer (the "Replaced  Servicer")  would have been

                                                        -93-

entitled to charge to the  related  Collection  Account if the  Replaced  Servicer  had  continued  to act hereunder  (except  that the  Replaced  Servicer  shall  retain the right to be  reimbursed  for  advances
(including,  without  limitation,  Advances  and  Servicing  Advances)  theretofore  made by the  Replaced
Servicer  with respect to which it would be entitled to be reimbursed  as provided in  Section 3.08  if it had not been so  terminated  or  resigned).  Notwithstanding  the  foregoing,  if the  Trustee,  the Trust
Administrator or the Master Servicer,  as applicable,  has become the successor to a Replaced Servicer, in accordance  with this  Section 8.02,  the Trustee,  the Trust  Administrator  or the Master  Servicer,  as
applicable,  may, if it shall be unwilling  to so act, or shall,  if it is unable to so act,  appoint,  or petition  a  court  of  competent  jurisdiction  to  appoint,  any  established  mortgage  loan  servicing institution,  the  appointment  of  which  does  not  adversely  affect  the then  current  rating  of the
Certificates,  as the  successor to the Master  Servicer or a Servicer,  as  applicable,  hereunder in the assumption of all or any part of the  responsibilities,  duties or liabilities  of the Master  Servicer or such Servicer,  as applicable,  provided that such  successor to the Master  Servicer or the Servicer,  as applicable,  shall not be deemed to have made any  representation or warranty as to any Mortgage Loan made by the Master  Servicer or the related  Servicer,  as  applicable.  Pending  appointment of a successor to the Master Servicer or a Servicer, as applicable,  hereunder,  the Trustee, the Trust Administrator or the
Master Servicer,  as applicable,  unless such party is prohibited by law from so acting, shall act in such capacity as provided herein.  In connection with such appointment and assumption,  the Trustee,  the Trust
Administrator or the Master Servicer,  as applicable,  may make such  arrangements for the compensation of such  successor  out of  payments  on  Mortgage  Loans as it and such  successor  shall  agree;  provided, however,  that  no such  compensation  shall  be in  excess  of  that  permitted  the  Replaced  Servicer, hereunder.  The  Trustee,  the  Trust  Administrator  or the  Master  Servicer,  as  applicable,  and such successor  shall take such action,  consistent  with this  Agreement,  as shall be necessary to effectuate any such  succession.  None of the Trustee,  the Trust  Administrator,  the Master  Servicer nor any other successor  servicer  shall be deemed to be in default  hereunder by reason of any failure to make,  or any delay in making,  any  distribution  hereunder or any portion  thereof caused by the failure of a Replaced
Servicer to deliver, or any delay in delivering, cash, documents or records to it.

                  A Replaced Servicer that has been terminated  shall, at the request of the Trustee,  the
Trust  Administrator or the Master Servicer,  as applicable,  but at the expense of such Replaced Servicer deliver to the assuming party all documents and records  relating to the applicable  Mortgage Loans and an accounting  of amounts  collected  and held by it and otherwise  use  commercially  reasonable  efforts to effect the orderly and  efficient  transfer and  assignment of such  servicing,  but only to the extent of the Mortgage Loans serviced thereunder,  to the assuming party.  Notwithstanding  anything to the contrary contained  herein,  the  termination  of  a  Servicer  under  this  Agreement  shall  not  extend  to  any
Sub-Servicer  meeting the  requirements of  Section 3.02(a) and  otherwise  servicing the related Mortgage
Loans in accordance with the servicing provisions of this Agreement.

                  The Master  Servicer and each Servicer  shall  cooperate  with the Trustee and the Trust
Administrator  and  any  successor  servicer  in  effecting  the  termination  of  a  Replaced  Servicer's responsibilities  and rights hereunder,  including without limitation,  the transfer to such successor for administration  by it of all cash  amounts  which shall at the time be  credited  by such  Servicer to the applicable Collection Account or thereafter received with respect to the Mortgage Loans.

                  None of the Trustee,  the Trust  Administrator nor any other successor servicer shall be deemed  to be in  default  hereunder  by reason  of any  failure  to make,  or any  delay in  making,  any distribution  hereunder or any portion  thereof  caused by (a) the  failure of the Master  Servicer or any
Servicer to (i) deliver,  or any delay in delivering,  cash, documents or records to it, or (ii) cooperate
as  required  by  this  Agreement,  or  (b) restrictions   imposed  by  any  regulatory  authority  having
jurisdiction over the Master Servicer or the related Servicer.

                                                        -94-

                  Any  successor  to a  Servicer  as  servicer  shall  during  the term of its  service as servicer  maintain in force the policy or policies that such Servicer is required to maintain  pursuant to
Section 3.09(b) hereof.

                  If a  Servicer  that  has  been  terminated  fails  to  pay  all  costs  related  to the transition  of  servicing  to the  successor  Servicer,  the  successor  Servicer  shall  be  entitled  to reimbursement of those amounts from the Trust.

                  In connection  with the  termination  or  resignation  of a Servicer  hereunder,  either
(i) the  successor  Servicer,  including  the Trust  Administrator  or Master  Servicer  if either of such parties is acting as successor  Servicer,  shall represent and warrant that it or an affiliate is a member of MERS in good  standing  and  shall  agree  to  comply  in all  material  respects  with the  rules  and procedures of MERS in  connection  with the servicing of the related  Mortgage  Loans that are  registered with MERS,  or (ii) the  Replaced  Servicer,  at its sole  expense,  shall  cooperate  with the  successor
Servicer  either (x) in  causing MERS to execute and deliver an Assignment of Mortgage in recordable  form to  transfer  the  Mortgage  from MERS to the  Trustee  and to execute  and  deliver  such other  notices, documents  and other  instruments  as may be necessary or desirable to effect a transfer of such  Mortgage
Loan or servicing of such Mortgage Loan on the MERS® System to the  successor  Servicer or (y) in  causing
MERS to designate on the MERS® System the  successor  Servicer as the servicer of such  Mortgage  Loan (at the cost and expense of the  successor  Servicer to the extent such costs relate to the  qualification  of such  successor  Servicer  as a  member  of  MERS,  otherwise  at the cost  and  expense  of the  Replaced
Servicer).  The Replaced  Servicer shall file or cause to be filed any such  assignment in the appropriate recording  office.  The  successor  Servicer  shall cause such  assignment  to be delivered to the Trustee promptly  upon  receipt of the original  with  evidence of  recording  thereon or a copy  certified by the public recording office in which such assignment was recorded.

                  SECTION 8.03.     Notification to Certificateholders.

                  (a)      Upon any  termination or  appointment of a successor to the Master  Servicer or any Servicer,  the Trust  Administrator  shall give prompt  written  notice  thereof to the Seller and the
Certificateholders  at their respective  addresses appearing in the Certificate Register and to the Rating
Agencies,  or, as  applicable,  the Master  Servicer shall give prompt written notice thereof to the Trust
Administrator.

                  (b)      Within two  Business  Days after the  occurrence  of any Event of Default,  the
Trust  Administrator  shall  transmit  by mail to the  Seller and all  Certificateholders,  and the Rating
Agencies  notice of each such Event of Default  hereunder  known to the Trust  Administrator,  unless such
Event of Default shall have been cured or waived.

                  SECTION 8.04.     Waiver of Events of Default.

                  The Holders  representing at least 66% of the Voting Rights of Certificates  affected by a default or Event of Default  hereunder  may waive any  default or Event of Default;  provided,  however, that (a) a  default or Event of Default  under clause (g) of  Section 8.01  may be waived,  only by all of the Holders of  Certificates  affected by such default or Event of Default and (b) no  waiver  pursuant to
this   Section 8.04   shall   affect   the   Holders   of   Certificates   in  the  manner  set  forth  in
Section 12.01(b)(i),  (ii) or (iii).  Upon any such waiver of a default or Event of Default by the Holders representing the requisite  percentage of Voting Rights of Certificates  affected by such default or Event of Default,  such default or Event of Default  shall cease to exist and shall be deemed to have been cured and  remedied  for every  purpose  hereunder.  No such  waiver  shall  extend to any  subsequent  or other default or Event of  Default or impair any right  consequent  thereon  except to the extent  expressly  so waived.

                                                        -95-

                                                ARTICLE IX

                                          CONCERNING THE TRUSTEE

                  SECTION 9.01.     Duties of Trustee.

                  The  Trustee,  prior to the  occurrence  of an Event of Default  and after the curing or waiver of all Events of  Default  that may have  occurred,  undertakes  with  respect to the Trust Fund to perform  such  duties and only such duties as are  specifically  set forth in this  Agreement.  In case an
Event of Default of which a Responsible  Officer of the Trustee  shall have actual  knowledge has occurred and  remains  uncured,  the  Trustee  shall  exercise  such of the rights and powers  vested in it by this
Agreement,  and use the same  degree  of care and  skill in their  exercise,  as a  prudent  person  would exercise or use under the  circumstances  in the conduct of such  person's  own  affairs.  Any  permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

                  The  Trustee,  upon  receipt of all  resolutions,  certificates,  statements,  opinions, reports,  documents,  orders or other instruments  furnished to the Trustee that are specifically required to be furnished  pursuant to any provision of this Agreement shall examine them to determine  whether they conform to the  requirements of this Agreement.  The Trustee shall have no duty to recompute,  recalculate or verify the accuracy of any resolution,  certificate,  statement,  opinion,  report,  document, order or other  instrument  so  furnished  to the Trustee.  If any such  instrument  is found not to conform in any material  respect to the requirements of this Agreement,  the Trustee shall notify the  Certificateholders of such instrument in the event that the Trustee,  after so requesting,  does not receive a satisfactorily corrected instrument.

                  No  provision  of this  Agreement  shall  be  construed  to  relieve  the  Trustee  from liability  for its own  negligent  action,  its own negligent  failure to act or its own  misconduct,  its negligent  failure to perform its obligations in compliance  with this  Agreement,  or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

                  (a)      prior to the  occurrence of an Event of Default of which a Responsible  Officer of the Trustee  shall have actual  knowledge,  and after the curing or of all such Events of Default  that may have occurred,  the duties and  obligations  of the Trustee shall be determined  solely by the express provisions of this  Agreement,  the Trustee shall not be personally  liable except for the  performance of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants or obligations shall be read into this Agreement  against the Trustee and the Trustee may conclusively  rely, as to the  truth of the  statements  and the  correctness  of the  opinions  expressed  therein,  upon any certificates  or opinions  furnished to the Trustee and conforming to the  requirements  of this Agreement which it  reasonably  believed  in good faith to be genuine  and to have been duly  executed by the proper authorities respecting any matters arising hereunder;

                  (b)      the Trustee  shall not be  personally  liable for an error of judgment  made in good faith by a  Responsible  Officer or  Responsible  Officers  of the  Trustee,  unless the  Trustee was negligent in ascertaining or investigating the pertinent facts;

                  (c)      the Trustee  shall not be  personally  liable with respect to any action taken, suffered or omitted to be taken by it in good faith in  accordance  with this  Agreement at the  direction of the Holders of Certificates  evidencing  greater than 50% of the Voting Rights  allocated to each Class of  Certificates  relating  to the time,  method and place of  conducting  any  proceeding  for any remedy available  to the  Trustee,  or  exercising  any trust or power  conferred  upon the  Trustee,  under this
Agreement;

                                                        -96-

                  (d)      no provision of this Agreement  shall require the Trustee to expend or risk its own funds or otherwise  incur any financial  liability in the  performance of any of its duties  hereunder or in the exercise of any of its rights or powers if it shall have  reasonable  grounds for believing that repayment of such funds or adequate  indemnity  against such risk or liability is not  reasonably  assured to it; and

                  (e)      the Trustee shall have no  responsibility  for any act or omission of the Trust
Administrator or a Custodian,  it being understood and agreed that the Trustee,  Trust  Administrator  and any Custodian are independent contractors and not agents, partners or joint venturers.

                  The  Trustee  shall not be deemed to have  knowledge  of any Event of  Default  or event which,  with notice or lapse of time,  or both,  would  become an Event of Default,  unless a  Responsible
Officer of the Trustee  shall have received  written  notice  thereof from a Servicer,  the Depositor or a
Certificateholder,  or a Responsible Officer of the Trustee has actual notice thereof,  and in the absence of such notice no provision  hereof  requiring the taking of any action or the assumption of any duties or responsibility  by the Trustee  following  the  occurrence  of any Event of Default or event  which,  with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trustee.

                  The Trustee shall have no duty hereunder with respect to any complaint,  claim,  demand, notice or other  document it may receive or which may be alleged to have been  delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan  hereunder;  provided,  however, that the Trustee shall use its best efforts to remit to the Master  Servicer or the related  Servicer upon receipt of any such  complaint,  claim,  demand,  notice or other  document  (i) which is delivered to the
Corporate  Trust Office of the Trustee,  (ii) of which a  Responsible  Officer has actual  knowledge,  and
(iii) which  contains  information  sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

                  SECTION 9.02.     Certain Matters Affecting the Trustee.

                  (a)      Except as otherwise provided in Section 9.01:

                           (i)      the  Trustee  may  request  and rely  upon and shall be  protected  in acting or refraining  from acting upon any  resolution,  Officer's  Certificate,  certificate  of auditors, Servicing Officers or any other certificate,  statement,  instrument,  opinion, report, notice, request,  consent,  order,  appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (ii)     the  Trustee  may  consult  with   counsel,   financial   advisors  or
         accountants  and any advice of such Persons or any Opinion of Counsel  shall be full and complete authorization  and  protection  in  respect  of any  action  taken or  suffered  or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                           (iii)    the  Trustee  shall be  under no  obligation  to  exercise  any of the trusts  or  powers  vested  in it by this  Agreement  or to  institute,  conduct  or  defend  any litigation  hereunder  or in relation  hereto at the  request,  order or  direction of any of the
         Certificateholders  pursuant to the provisions of this Agreement,  unless such Certificateholders shall have offered to the Trustee  reasonable  security or indemnity against the costs,  expenses and  liabilities  which may be  incurred  therein or thereby;  nothing  contained  herein  shall, however,  relieve the Trustee of the  obligation,  upon the  occurrence of an Event of Default of which a  Responsible  Officer of the  Trustee  shall have  actual  knowledge  (which has not been cured or waived),  to exercise such of the rights and powers vested in it by this Agreement,  and

                                                        -97-

         to use the same degree of care and skill in their  exercise as a prudent  person  would  exercise or use under the circumstances in the conduct of such person's own affairs;

                           (iv)     the  Trustee  shall not be  personally  liable for any  action  taken, suffered  or  omitted  by it in good  faith and  believed  by it to be  authorized  or within the discretion or rights or powers conferred upon it by this Agreement;

                           (v)      prior to the  occurrence  of an Event of Default  hereunder  and after the curing or waiver of all Events of Default that may have  occurred,  the Trustee  shall not be
         bound  to  make  any  investigation   into  the  facts  or  matters  stated  in  any  resolution, certificate,  statement,  instrument, opinion, report, notice, request, consent, order, approval, bond  or  other  paper  or  document,  unless  requested  in  writing  so  to do  by  Holders  of
         Certificates  evidencing  greater  than  50% of the  Voting  Rights  allocated  to each  Class of
         Certificates;  provided,  however, that if the payment within a reasonable time to the Trustee of the  costs,  expenses  or  liabilities  likely  to be  incurred  by  it in  the  making  of  such investigation  is, in the opinion of the Trustee,  not  reasonably  assured to the Trustee by the security  afforded to it by the terms of this  Agreement,  the  Trustee  may  require  reasonable indemnity  against  such  expense or  liability  as a condition  to taking any such  action;  the reasonable  expense of every such  investigation  shall be paid (A) by the Master  Servicer or by the applicable  Servicer in the event that such  investigation  relates to an Event of Default by the  Master  Servicer  or by such  Servicer,  respectively,  if an Event of Default by the Master
         Servicer or by such  Servicer  shall have  occurred and is  continuing,  and (B) otherwise by the
         Certificateholders requesting the investigation;

                           (vi)     the  Trustee  may  execute  any of the trusts or powers  hereunder  or perform  any duties  hereunder  either  directly  or by or through  agents or  attorneys  and the
         Trustee shall not be  responsible  for any misconduct or negligence on the part of any such agent or attorney appointed with due care;

                           (vii)    the  Trustee  shall  not be  required  to  expend  its  own  funds  or otherwise incur any financial  liability in the performance of any of its duties  hereunder if it shall have  reasonable  grounds for believing that repayment of such funds or adequate  indemnity against such liability is not assured to it;

                           (viii)   the  Trustee  shall not be liable  for any loss on any  investment  of funds pursuant to this Agreement; and

                           (ix)     the right of the Trustee to perform any  discretionary  act enumerated in this  Agreement  shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

                  (b)      All rights of action  under this  Agreement  or under any of the  Certificates, enforceable by the Trustee,  may be enforced by it without the possession of any of the  Certificates,  or the production  thereof at the trial or other proceeding  relating  thereto,  and any such suit, action or proceeding  instituted  by the Trustee  shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

                  SECTION 9.03.     Trustee Not Liable for Certificates or Mortgage Loans.

                  The recitals  contained  herein shall be taken as the statements of the Depositor or the
Master  Servicer or a Servicer,  as the case may be, and the Trustee assumes no  responsibility  for their correctness.  The Trustee makes no  representations  as to the validity or sufficiency of this  Agreement,

                                                        -98-

the  Certificates  or of any  Mortgage  Loan or  related  document  or of MERS or the  MERS®  System.  The
Trustee shall not be  accountable  for the use or application  by the  Depositor,  the Seller,  the Master
Servicer or any  Servicers of any funds paid to the  Depositor  or the Master  Servicer or any Servicer in
respect  of the  Mortgage  Loans  or  deposited  in or  withdrawn  from  the  Certificate  Account  by the
Depositor,  the Seller,  the Master  Servicer or the Servicers.  The Trustee shall not be responsible  for the legality or validity of this  Agreement or the validity,  priority,  perfection or  sufficiency of the security  for the  Certificates  issued or intended  to be issued  hereunder.  The  Trustee  shall have no responsibility  for filing any financing or continuation  statement in any public office at any time or to otherwise  perfect or maintain the perfection of any security  interest or lien granted to it hereunder or to record this Agreement.

                  SECTION 9.04.     Trustee May Own Certificates.

                  The Trustee in its  individual or any other  capacity may become the owner or pledgee of
Certificates and may transact business with the other parties hereto and with their  Affiliates,  with the same rights as it would have if it were not the Trustee.

                  SECTION 9.05.     Trustee's Fees and Expenses.

                  The Trustee shall be compensated by the Trust  Administrator as separately  agreed.  The
Trustee and any  director,  officer,  employee or agent of the Trustee shall be  indemnified  by DLJMC and held harmless (up to a maximum of $150,000) against any loss,  liability or expense (including  reasonable attorney's  fees and  expenses)  (i) incurred  in  connection  with any claim or legal action  relating to
(a) this  Agreement,  (b) the  Certificates,  (c) any  Custodial  Agreement,  (d) any  Interest  Rate  Cap
Agreement,  (e) any Swap Agreement,  (f) any Designated Servicing Agreement, or (g) the performance of any of the Trustee's  duties  hereunder or under any Custodial  Agreement,  Interest Rate Cap Agreement,  Swap
Agreement  or  Designated  Servicing  Agreement,  other than any loss,  liability  or expense  incurred by reason of willful  misconduct,  bad faith or negligence in the performance of any of the Trustee's  duties hereunder  or  incurred  by  reason  of  any  action  of  the  Trustee  taken  at  the  direction  of  the
Certificateholders  and  (ii) resulting  from any error in any tax or information  return  prepared by the
Master  Servicer or a Servicer.  Such  indemnity  shall survive the  termination  of this Agreement or the resignation  or  removal  of  the  Trustee  hereunder.  Without  limiting  the  foregoing,  the  Depositor covenants and agrees,  except as otherwise  agreed upon in writing by the  Depositor and the Trustee,  and except for any such  expense,  disbursement  or advance as may arise from the  Trustee's  negligence,  bad faith or willful misconduct,  to pay or reimburse the Trustee, for all reasonable expenses,  disbursements and advances  incurred or made by the Trustee in accordance  with any of the  provisions of this Agreement with respect to: (A) the reasonable  compensation  and the expenses and  disbursements  of its counsel not associated  with the  closing  of the  issuance  of the  Certificates,  (B) the  reasonable  compensation, expenses and  disbursements  of any  accountant,  engineer or appraiser that is not regularly  employed by the  Trustee,  to the extent  that the  Trustee  must  engage  such  persons to perform  acts or  services
hereunder  and  (C)  printing  and  engraving   expenses  in  connection  with  preparing  any  Definitive
Certificates.  Except as  otherwise  provided  herein,  the  Trustee  shall not be  entitled to payment or reimbursement  for any routine  ongoing  expenses  incurred by the Trustee in the  ordinary  course of its duties as  Trustee  hereunder  or for any other  expenses.  Anything  in this  Agreement  to the  contrary notwithstanding,  in no event shall the Trustee be liable for special,  indirect or consequential  loss or damage of any kind  whatsoever  (including but not limited to lost profits),  even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

                  SECTION 9.06.     Eligibility Requirements for Trustee.

                  The Trustee  hereunder shall at all times be a corporation or association  organized and doing  business  under the laws of any state or the United States of America,  authorized  under such laws

                                                        -99-

to exercise  corporate trust powers,  having ratings on its long term debt obligations at the time of such appointment in at least the third highest  rating  category by both Moody's and S&P (provided that if such rating is in the third highest  rating  category of S&P, the Trustee  shall also have a short-term  rating from S&P of A-1) or such lower  ratings  as will not cause  Moody's  or S&P to lower  their  then  current ratings of the  Certificates,  having a combined  capital and surplus of at least  $50,000,000 and subject to  supervision  or  examination  by  federal  or state  authority.  If such  corporation  or  association publishes  reports  of  condition  at  least  annually,  pursuant  to law or to  the  requirements  of the aforesaid  supervising or examining  authority,  then for the purposes of this  Section 9.06  the combined capital and surplus of such  corporation  or  association  shall be deemed to be its combined  capital and surplus  as set  forth in its most  recent  report  of  condition  so  published.  In case at any time the
Trustee shall cease to be eligible in accordance  with the  provisions of this  Section 9.06,  the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07 hereof.

                  SECTION 9.07.     Resignation and Removal of Trustee.

                  The Trustee may at any time resign and be discharged  from the trusts hereby  created by
(a) giving  written notice of resignation to the Depositor,  DLJMC,  the Trust  Administrator,  the Master
Servicer,  the Special Servicer,  the Modification Oversight Agent and the Servicers and by mailing notice of  resignation  by first  class mail,  postage  prepaid,  to the  Certificateholders  at their  addresses appearing on the Certificate Register,  and to the Rating Agencies,  not less than 60 days before the date specified  in such  notice  when,  subject  to  Section 9.08,  such  resignation  is to take  effect,  and
(b) acceptance  by a successor  trustee in accordance with  Section 9.08  meeting the  qualifications  set forth in Section 9.06.

                  If at  any  time  the  Trustee  shall  cease  to be  eligible  in  accordance  with  the provisions  of  Section 9.06  hereof  and shall  fail to  resign  after  written  request  thereto  by the
Depositor,  or if at any time the  Trustee  shall  become  incapable  of  acting,  or shall be  adjudged a bankrupt or insolvent,  or a receiver of the Trustee or of its property shall be appointed,  or any public officer  shall take  charge or control of the  Trustee or of its  property  or affairs  for the purpose of rehabilitation,  conservation  or  liquidation  or if the  Trustee  breaches  any of  its  obligations  or representations  hereunder,  then the Depositor may remove the Trustee and appoint a successor  trustee by written instrument,  in duplicate,  one copy of which instrument shall be delivered to the Trustee and one copy  to the  successor  trustee.  The  Trustee  may  also  be  removed  at any  time  by the  Holders  of
Certificates  evidencing not less than 50% of the Voting Rights evidenced by the  Certificates.  Notice of any removal of the Trustee and acceptance of  appointment  by the successor  trustee shall be given to the
Rating Agencies by the Depositor.

                  If no successor  trustee  shall have been so  appointed  and have  accepted  appointment within 30 days after the giving of such  notice of  resignation  or  receipt of a notice of  removal,  the resigning Trustee may, at the Trust Fund's expense,  petition any court of competent  jurisdiction for the appointment of a successor trustee.

                  Any  resignation  or removal of the  Trustee  and  appointment  of a  successor  trustee pursuant  to any of the  provisions  of this  Section 9.07  shall  become  effective  upon  acceptance  of appointment by the successor trustee as provided in Section 9.08 hereof.

                  SECTION 9.08.     Successor Trustee.

                  Any  successor  trustee  appointed as provided in  Section 9.07  hereof  shall  execute, acknowledge  and deliver to the Depositor and to its  predecessor  trustee an  instrument  accepting  such appointment  hereunder and thereupon the  resignation or removal of the  predecessor  trustee shall become effective and such  successor  trustee,  without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and obligations of its predecessor  hereunder,  with the like

                                                        -100-

effect as if  originally  named as trustee  herein.  The  Depositor,  upon  receipt of all  amounts due it hereunder,  and the  predecessor  trustee  shall  execute and deliver such  instruments  and do such other things as may  reasonably  be  required  for more  fully  and  certainly  vesting  and  confirming  in the successor trustee all such rights, powers, duties, and obligations.

                  No successor trustee shall accept  appointment as provided in this  Section 9.08  unless at the time of such  acceptance  such  successor  trustee  shall  be  eligible  under  the  provisions  of
Section 9.06  hereof  and its  acceptance  shall  not  adversely  affect  the then  current  rating of the
Certificates.

                  Upon   acceptance  of   appointment   by  a  successor   trustee  as  provided  in  this
Section 9.08,  the Depositor shall mail notice of the succession of such trustee  hereunder to all Holders of Certificates at their  addresses as shown in the Certificate  Register.  If the Depositor fails to mail such notice  within ten days after  acceptance of  appointment  by the  successor  trustee,  the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

                  SECTION 9.09.     Merger or Consolidation of Trustee.

                  Any Person  into which the Trustee  may be merged or  converted  or with which it may be consolidated or any Person  resulting from any merger,  conversion or  consolidation  to which the Trustee shall be a party, or any Person  succeeding to the business of the Trustee,  shall be the successor of the
Trustee  hereunder,  provided  that such Person shall be eligible  under the  provisions  of  Section 9.06 hereof  without  the  execution  or filing of any paper or further  act on the part of any of the  parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 9.10.     Appointment of Co-Trustee or Separate Trustee.

                  Notwithstanding  any other  provisions of this  Agreement,  at any time, for the purpose of meeting  any legal  requirements  of any  jurisdiction  in which any part of the Trust Fund or property securing  any  Mortgage  Note may at the time be  located,  the Master  Servicer  and the  Trustee  acting jointly  shall have the power and shall  execute  and  deliver  all  instruments  to  appoint  one or more
Persons  approved  by the  Trustee to act as  co-trustee  or  co-trustees  jointly  with the  Trustee,  or separate  trustee or separate  trustees,  of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable  Certificateholders,  such title to the
Trust Fund, or any part thereof,  and, subject to the other provisions of this Section 9.10,  such powers, duties,  obligations,  rights and trusts as the Master Servicer and the Trustee may consider  necessary or desirable.  If the Master  Servicer  shall not have joined in such  appointment  within fifteen days after the  receipt by it of a request to do so, or in the case an Event of Default  shall have  occurred  and be continuing,  the Trustee  alone shall have the power to make such  appointment.  No co-trustee or separate trustee  hereunder  shall be  required  to meet the terms of  eligibility  as a  successor  trustee  under
Section 9.06 and no notice to  Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.08.

                  Every  separate  trustee  and  co-trustee  shall,  to the extent  permitted  by law,  be appointed and act subject to the following provisions and conditions:

                  (a)      all  rights,  powers,  duties and  obligations  conferred  or imposed  upon the
Trustee,  except for any  obligation of the Trustee under this Agreement to advance funds on behalf of the
Master  Servicer or a Servicer,  shall be  conferred  or imposed  upon and  exercised  or performed by the
Trustee and such separate  trustee or co-trustee  jointly (it being  understood that such separate trustee or co-trustee is not  authorized to act  separately  without the Trustee  joining in such act),  except to the  extent  that  under  any law of any  jurisdiction  in  which  any  particular  act or acts  are to be

                                                        -101-

performed  by the Trustee  (whether  as Trustee  hereunder  or as  successor  to the Master  Servicer or a
Servicer),  the Trustee shall be  incompetent  or  unqualified to perform such act or acts, in which event such  rights,  powers,  duties and  obligations  (including  the holding of title to the Trust Fund or any portion  thereof in any such  jurisdiction)  shall be  exercised  and  performed  singly by such  separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (b)      no trustee  hereunder shall be held  personally  liable by reason of any act or omission of any other trustee hereunder; and

                  (c)      the Master  Servicer and the Trustee  acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  Any notice,  request or other  writing given to the Trustee shall be deemed to have been given to each of the  then  separate  trustees  and  co-trustees,  as  effectively  as if given to each of them.  Every  instrument  appointing any separate  trustee or co-trustee shall refer to this Agreement and the  conditions  of this Article IX. Each  separate  trustee and  co-trustee,  upon its  acceptance of the trusts  conferred,  shall  be  vested  with  the  estates  or  property  specified  in its  instrument  of appointment,  either jointly with the Trustee or separately,  as may be provided  therein,  subject to all the provisions of this Agreement,  specifically  including  every provision of this Agreement  relating to the  conduct  of,  affecting  the  liability  of, or  affording  protection  to, the  Trustee.  Every such instrument  shall be filed  with the  Trustee  and a copy  thereof  given to the  Master  Servicer  or the
Servicers and the Depositor.

                  Any separate  trustee or co-trustee  may, at any time,  constitute the Trustee its agent or  attorney-in-fact,  with full  power and  authority,  to the extent not  prohibited  by law,  to do any lawful act under or in respect of this  Agreement on its behalf and in its name.  The Trust  Administrator shall not be  responsible  for all  action or  inaction  of any  separate  trustee or  co-trustee.  If any separate  trustee or co-trustee shall die, become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent permitted by law, without the appointment of a new or successor trustee.

                  SECTION 9.11.     Office of the Trustee.

                  The  office of the  Trustee  for  purposes  of receipt  of  notices  and  demands is the
Corporate Trust Office.

                                                        -102-

                                                ARTICLE X

                                    CONCERNING THE TRUST ADMINISTRATOR

                  SECTION 10.01.    Duties of Trust Administrator.

                  The Trust  Administrator,  prior to the  occurrence  of an Event of  Default  of which a
Responsible  Officer  of the Trust  Administrator  shall  have  actual  knowledge  and after the curing or waiver of all Events of  Default  that may have  occurred,  undertakes  with  respect to the Trust Fund to perform  such  duties and only such duties as are  specifically  set forth in this  Agreement.  In case an
Event of Default of which a Responsible  Officer of the Trust  Administrator  shall have actual  knowledge has occurred and remains  uncured,  the Trust  Administrator  shall exercise such of the rights and powers vested  in it by this  Agreement,  and use the same  degree  of care and  skill  in their  exercise,  as a prudent  person  would  exercise  or use under the  circumstances  in the  conduct  of such  person's  own affairs.  Any  permissive  right of the  Trust  Administrator  set  forth in this  Agreement  shall not be construed as a duty.

                  The Trust  Administrator,  upon receipt of all  resolutions,  certificates,  statements, opinions,  reports,  documents,  orders or other instruments furnished to the Trust Administrator that are specifically  required to be furnished  pursuant to any provision of this Agreement  shall examine them to determine  whether they conform to the  requirements  of this  Agreement.  The Trust  Administrator  shall have no duty to recompute, recalculate or verify the accuracy of any resolution,  certificate,  statement, opinion,  report,  document,  order or other  instrument so furnished to the Trust  Administrator.  If any such  instrument is found not to conform in any material  respect to the  requirements  of this Agreement, the Trust  Administrator  shall notify the  Certificateholders  of such  instrument  in the event that the
Trust Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

                  No provision  of this  Agreement  shall be construed to relieve the Trust  Administrator from liability for its own negligent action,  its own negligent failure to act or its own misconduct,  its negligent  failure to perform its obligations in compliance  with this  Agreement,  or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

                  (a)      prior to the  occurrence of an Event of Default of which a Responsible  Officer of the Trust  Administrator  shall have  actual  knowledge,  and after the curing or of all such Events of
Default  that  may  have  occurred,  the  duties  and  obligations  of the  Trust  Administrator  shall be determined  solely by the express  provisions  of this  Agreement,  the Trust  Administrator  shall not be personally  liable except for the  performance  of such duties and  obligations  as are  specifically  set forth in this Agreement,  no implied  covenants or obligations  shall be read into this Agreement  against the  Trust  Administrator  and the  Trust  Administrator  may  conclusively  rely,  as to the truth of the statements and the  correctness  of the opinions  expressed  therein,  upon any  certificates  or opinions furnished to the Trust  Administrator  and  conforming  to the  requirements  of this  Agreement  which it reasonably  believed in good faith to be genuine and to have been duly executed by the proper  authorities respecting any matters arising hereunder;

                  (b)      the  Trust  Administrator  shall  not be  personally  liable  for an  error  of judgment made in good faith by a Responsible Officer or Responsible  Officers of the Trust  Administrator,
unless the Trust Administrator was negligent in ascertaining or investigating the pertinent facts;

                  (c)      the Trust  Administrator  shall not be  personally  liable with  respect to any action  taken,  suffered or omitted to be taken by it in good faith in accordance  with this  Agreement or at the  direction  of the  Holders  of  Certificates  evidencing  greater  than 50% of the  Voting  Rights allocated  to each  Class of  Certificates  relating  to the  time,  method  and place of  conducting  any

                                                        -103-

proceeding  for any  remedy  available  to the  Trust  Administrator,  or  exercising  any  trust or power conferred upon the Trust Administrator, under this Agreement; and

                  (d)      no provision of this Agreement shall require the Trust  Administrator to expend or risk its own funds or otherwise  incur any financial  liability in the performance of any of its duties hereunder  or in the  exercise  of any of its rights or powers if it shall  have  reasonable  grounds  for believing  that  repayment  of such funds or adequate  indemnity  against  such risk or  liability  is not reasonably assured to it.

                  The  Trust  Administrator  shall  have no duty (A) to see to any  recording,  filing  or depositing  of  this  Agreement  or any  agreement  referred  to  herein  or any  financing  statement  or continuation  statement  evidencing  a  security  interest,  or to  see  to the  maintenance  of any  such recording,  filing or depositing or to any  rerecording,  refiling or redepositing of any thereof,  (B) to see to  any  insurance,  or (C) to see to the  payment  or  discharge  of any  tax,  assessment  or  other governmental  charge or any lien or  encumbrance  of any kind owing with  respect  to,  assessed or levied against, any part of the Trust Fund other than from funds available in the Certificate Account.

                  Except with  respect to an Event of Default  described  in clause  (a) of  Section 8.01, the Trust  Administrator  shall not be deemed to have  knowledge  of any Event of Default or event  which, with notice or lapse of time, or both, would become an Event of Default,  unless a Responsible  Officer of the Trust  Administrator  shall  have  received  written  notice  thereof  from the Master  Servicer  or a
Servicer, the Depositor,  or a Certificateholder,  or a Responsible Officer of the Trust Administrator has
actual notice thereof,  and in the absence of such notice no provision  hereof requiring the taking of any action  or the  assumption  of any  duties or  responsibility  by the Trust  Administrator  following  the occurrence of any Event of Default or event which,  with notice or lapse of time or both,  would become an
Event of Default, shall be effective as to the Trust Administrator.

                  The Trust  Administrator  shall have no duty  hereunder  with respect to any  complaint, claim,  demand,  notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a  consequence  of the  assignment  of any  Mortgage  Loan  hereunder;
provided,  however,  that the  Trust  Administrator  shall  use its best  efforts  to remit to the  Master
Servicer or the Servicer  upon receipt of any such  complaint,  claim,  demand,  notice or other  document
(i) which  is  delivered  to the  Corporate  Trust  Office of the  Trust  Administrator,  (ii) of  which a
Responsible Officer has actual knowledge,  and (iii) which contains  information  sufficient to permit the
Trust  Administrator  to make a determination  that the real property to which such document  relates is a
Mortgaged Property.

                  SECTION 10.02.    Certain Matters Affecting the Trust Administrator.

                  (a)      Except as otherwise provided in Section 10.01:

                           (i)      the  Trust  Administrator  may  request  and rely  upon  and  shall be protected  in acting or  refraining  from  acting  upon any  resolution,  Officer's  Certificate, certificate of auditors,  Servicing  Officers or any other  certificate,  statement,  instrument, opinion,  report, notice, request,  consent,  order,  appraisal,  bond or other paper or document believed  by it to be  genuine  and to have  been  signed or  presented  by the  proper  party or parties;

                           (ii)     the Trust  Administrator may consult with counsel,  financial advisors or  accountants  and any advice of such Persons or opinion of counsel  shall be full and complete authorization  and  protection  in  respect  of any  action  taken or  suffered  or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

                                                        -104-

                           (iii)    the Trust  Administrator  shall be under no obligation to exercise any of the trusts or powers  vested in it by this  Agreement or to  institute,  conduct or defend any litigation  hereunder  or in relation  hereto at the  request,  order or  direction of any of the
         Certificateholders  pursuant to the provisions of this Agreement,  unless such Certificateholders shall have  offered to the Trust  Administrator  reasonable  security  or  indemnity  against the costs,  expenses and  liabilities  which may be incurred  therein or thereby;  nothing  contained herein shall,  however,  relieve the Trust  Administrator of the obligation,  upon the occurrence of an Event of  Default of which a  Responsible  Officer  of the Trust  Administrator  shall have actual  knowledge  (which  has not been  cured or  waived),  to  exercise  such of the rights and powers  vested  in it by this  Agreement,  and to use the same  degree of care and skill in their exercise as a prudent  person  would  exercise or use under the  circumstances  in the conduct of such person's own affairs;

                           (iv)     the Trust  Administrator shall not be personally liable for any action taken,  suffered  or omitted by it in good faith and  believed by it to be  authorized  or within the discretion or rights or powers conferred upon it by this Agreement;

                           (v)      prior to the  occurrence  of an Event of Default  hereunder  and after the curing or waiver of all Events of Default  that may have  occurred,  the Trust  Administrator shall  not be  bound  to  make  any  investigation  into  the  facts  or  matters  stated  in any resolution,  certificate,  statement,  instrument,  opinion,  report, notice,  request,  consent, order,  approval,  bond or other  paper or  document,  unless  requested  in  writing so to do by
         Holders of  Certificates  evidencing  greater  than 50% of the Voting  Rights  allocated  to each
         Class of  Certificates;  provided,  however,  that if the payment within a reasonable time to the
         Trust  Administrator  of the costs,  expenses or  liabilities  likely to be incurred by it in the making of such  investigation  is, in the  opinion  of the Trust  Administrator,  not  reasonably assured  to the  Trust  Administrator  by  the  security  afforded  to it by the  terms  of  this
         Agreement,  the Trust  Administrator  may require  reasonable  indemnity  against such expense or liability  as a  condition  to taking  any such  action;  the  reasonable  expense  of every such investigation  shall be paid (A) by the Master  Servicer  or by the  applicable  Servicer  in the event that such  investigation  relates to an Event of Default by the Master  Servicer or by such
         Servicer,  respectively,  if an Event of Default by the Master  Servicer or such  Servicer  shall have occurred and is  continuing,  and (B)  otherwise by the  Certificateholders  requesting  the investigation;

                           (vi)     the  Trust  Administrator  may  execute  any of the  trusts  or powers hereunder or perform any duties  hereunder  either  directly or by or through agents or attorneys and the Trust  Administrator  shall not be  responsible  for any  misconduct or negligence on the part of any such agent or attorney appointed with due care;

                           (vii)    the Trust  Administrator shall not be required to expend its own funds or otherwise incur any financial  liability in the performance of any of its duties  hereunder if it shall  have  reasonable  grounds  for  believing  that  repayment  of such  funds or  adequate indemnity against such liability is not assured to it;

                           (viii)   the  Trust  Administrator  shall  not be  liable  for any  loss on any investment of funds pursuant to this Agreement except as provided in Section 3.05(e);

                           (ix)     the right of the Trust  Administrator to perform any discretionary act enumerated  in this  Agreement  shall not be  construed  as a duty,  and the Trust  Administrator shall not be answerable  for other than its negligence or willful  misconduct in the  performance of such act; and

                                                        -105-

                           (x)      The  Trust  Administrator  shall not be  required  to give any bond or surety in  respect  of the  execution  of the Trust Fund  created  hereby or the  powers  granted hereunder.

                  (b)      All rights of action  under this  Agreement  or under any of the  Certificates, enforceable  by the Trust  Administrator,  may be  enforced  by it without  the  possession  of any of the
Certificates,  or the production thereof at the trial or other proceeding  relating thereto,  and any such suit,  action or  proceeding  instituted by the Trust  Administrator  shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

                  SECTION 10.03.    Trust Administrator Not Liable for Certificates or Mortgage Loans.

                  The recitals  contained  herein shall be taken as the statements of the Depositor or the
Master Servicer or a Servicer,  as the case may be, and the Trust Administrator  assumes no responsibility for  their  correctness.  The  Trust  Administrator  makes  no  representations  as  to  the  validity  or sufficiency of this Agreement,  the  Certificates or of any Mortgage Loan or related  document.  The Trust
Administrator  shall not be  accountable  for the use or application  by the  Depositor,  the Seller,  the
Master  Servicer  or the  Servicers  of any funds  paid to the  Depositor  or the Master  Servicer  or any
Servicer in respect of the Mortgage  Loans or deposited in or withdrawn  from the  Certificate  Account by the Depositor,  the Seller,  the Master Servicer or the Servicers.  The Trust  Administrator  shall not be responsible  for the  legality or validity of this  Agreement or the  validity,  priority,  perfection  or sufficiency  of the security for the  Certificates  issued or intended to be issued  hereunder.  The Trust
Administrator  shall have no  responsibility  for filing any  financing or  continuation  statement in any public office at any time or to otherwise  perfect or maintain the  perfection  for any security  interest or lien granted to it hereunder or to record this Agreement.

                  SECTION 10.04.    Trust Administrator May Own Certificates.

                  The Trust  Administrator  in its  individual or any other  capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trust Administrator.

                  SECTION 10.05.    Trust Administrator's Fees and Expenses.

                  As compensation for its services  hereunder,  the Trust  Administrator shall be entitled to the investment  income or other benefit  derived from balances in the Certificate  Account  pursuant to
Section 3.05(e) (the  "Trust  Administrator  Fee").  The Trust  Administrator  and any director,  officer, employee or agent of the Trust  Administrator  shall be indemnified by DLJMC (or if DLJMC shall fail to do so, by the  Trust)  and held  harmless  against  any loss,  liability  or  expense  (including  reasonable attorney's  fees and  expenses)  (i) incurred  in  connection  with any claim or legal action  relating to
(a) this Agreement,  (b) the Certificates,  (c) the Custodial Agreement,  or (d) the performance of any of the  Trust  Administrator's  duties  hereunder  or under the  Custodial  Agreement,  other  than any loss, liability  or  expense  incurred  by  reason  of  willful  misfeasance,  bad  faith or  negligence  in the performance of any of the Trust  Administrator's  duties  hereunder or incurred by reason of any action of the Trust  Administrator  taken at the direction of the  Certificateholders  and  (ii) resulting  from any error in any tax or information return prepared by the Master Servicer or a Servicer;  provided,  however, that the sum of  (x) such  indemnity  amounts  payable  by DLJMC or the Trust to the  Trust  Administrator pursuant to this  Section 10.05  and (y) the indemnity amounts payable by DLJMC or the Trust to the Master
Servicer pursuant to  Section 3.14(c),  shall not exceed $200,000 per year;  provided,  further,  that any amounts not payable by DLJMC or the Trust to the Trust  Administrator  due to the preceding  proviso shall be payable  by DLJMC (or if DLJMC  fails to do so, by the Trust) in any  succeeding  year,  subject to the aggregate  $200,000 per annum limitation  imposed by the preceding  proviso.  Such indemnity shall survive

                                                        -106-

the  termination of this Agreement or the  resignation  or removal of the Trust  Administrator  hereunder.
Without limiting the foregoing,  DLJMC (or if DLJMC fails to do so, the Trust) shall,  except as otherwise agreed  upon in  writing  by  DLJMC  and the  Trust  Administrator,  and  except  for  any  such  expense, disbursement  or  advance  as may arise from the Trust  Administrator's  negligence,  bad faith or willful misconduct,  pay or reimburse the Trust  Administrator  (up to a maximum of $150,000),  for all reasonable expenses,  disbursements and advances  incurred or made by the Trust  Administrator in accordance with any of the  provisions of this Agreement  with respect to: (A) the  reasonable  compensation  and the expenses and  disbursements  of its counsel not  associated  with the closing of the issuance of the  Certificates,
(B) the reasonable  compensation,  expenses and  disbursements  of any  accountant,  engineer or appraiser that is not  regularly  employed by the Trust  Administrator,  to the extent that the Trust  Administrator must engage such persons to perform acts or services  hereunder  and (C) printing and  engraving  expenses in connection  with preparing any  Definitive  Certificates.  In addition,  DLJMC (or if DLJMC fails to do so, the Trust) shall pay or reimburse  the Trust  Administrator  for  recertification  fees required to be paid by the  Trust  Administrator  pursuant  to the  Custodial  Agreement.  Except as  otherwise  provided herein,  the Trust  Administrator  shall not be  entitled  to payment  or  reimbursement  for any  routine ongoing  expenses  incurred  by the Trust  Administrator  in the  ordinary  course of its  duties as Trust
Administrator,  Registrar,  Tax Matters  Person or Paying Agent  hereunder.  Anything in this Agreement to the contrary  notwithstanding,  in no event shall the Trust Administrator be liable for special,  indirect or consequential loss or damage of any kind whatsoever  (including but not limited to lost profits),  even if the Trust  Administrator  has been advised of the  likelihood of such loss or damage and  regardless of the form of action.

                  SECTION 10.06.    Eligibility Requirements for Trust Administrator.

                  The  Trust  Administrator  hereunder  shall  at all  times  be  (a) an  institution  the deposits of which are fully insured by the FDIC and (b) a  corporation  or banking  association  organized and doing  business  under the laws of any state or the United  States of America,  authorized  under such laws to exercise  corporate trust powers,  having a combined  capital and surplus of at least  $50,000,000 and subject to  supervision or  examination  by federal or state  authority and (c) with  respect to every successor Trust  Administrator  hereunder an institution the long-term unsecured debt obligations of which are rated at least  Baa3 or better by Moody's  and BBB or better by S&P  unless  the  failure of the Trust
Administrator's  long-term  unsecured  debt  obligations  to have such  ratings  would  not  result in the lowering  of the  ratings  originally  assigned  to any  Class of  Certificates.  If such  corporation  or banking  association  publishes  reports  of  condition  at  least  annually,  pursuant  to  law or to the requirements  of the  aforesaid  supervising  or  examining  authority,  then  for  the  purposes  of this
Section 10.06  the combined capital and surplus of such  corporation or association  shall be deemed to be its combined  capital and surplus as set forth in its most recent  report of condition  so  published.  In case at any time the Trust  Administrator  shall cease to be eligible in accordance with the provisions of this  Section 10.06,  the Trust  Administrator  shall resign immediately in the manner and with the effect specified in Section 10.07 hereof.

                  SECTION 10.07.    Resignation and Removal of Trust Administrator.

                  The  Trust  Administrator  may at any time  resign  and be  discharged  from the  trusts hereby created by (a) giving  written notice of  resignation  to the Depositor,  the Seller,  the Trustee, the Master  Servicer,  the Special  Servicer,  the  Modification  Oversight Agent and the Servicers and by
mailing notice of resignation by first class mail,  postage prepaid,  to the  Certificateholders  at their addresses  appearing  on the  Certificate  Register,  and to the  Rating  Agencies,  not less than 60 days before the date  specified in such notice when,  subject to  Section 10.08,  such  resignation  is to take effect,  and (b) acceptance by a successor trust  administrator in accordance with  Section 10.08  meeting the qualifications set forth in Section 10.06.

                                                        -107-

                  If at any time the Trust  Administrator  shall cease to be eligible in  accordance  with the  provisions  of  Section 10.06  hereof and shall fail to resign after written  request  thereto by the
Depositor,  or if at any time the Trust  Administrator  shall  become  incapable  of  acting,  or shall be adjudged a bankrupt or insolvent,  or a receiver of the Trust  Administrator  or of its property  shall be appointed,  or any public  officer  shall take  charge or  control  of the Trust  Administrator  or of its property  or affairs  for the  purpose of  rehabilitation,  conservation  or  liquidation  or if the Trust
Administrator  breaches any of its  obligations  or  representations  hereunder,  then the  Depositor  may remove the Trust  Administrator  and appoint a successor trust  administrator  by written  instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the Trust  Administrator  and one copy to the  successor  trust  administrator.  The  Trust  Administrator  may also be  removed  at any time by the
Trustee or the Holders of  Certificates  evidencing  not less than 50% of the Voting  Rights  evidenced by the  Certificates.  Notice of any removal of the Trust  Administrator and acceptance of appointment by the successor trust administrator shall be given to the Rating Agencies by the Depositor.

                  If no  successor  trust  administrator  shall have been so appointed  and have  accepted appointment  within 30 days  after the  giving of such  notice of  resignation  or  receipt of a notice of removal,  the  resigning  Trust  Administrator  may, at the Trust  Fund's  expense,  petition any court of competent jurisdiction for the appointment of a successor trust administrator.

                  Notwithstanding  the  foregoing,  if the Master  Servicer shall for any reason no longer be Master  Servicer  hereunder,  at  DLJMC's  request,  the Trust  Administrator  shall  resign,  upon the selection and  appointment of a successor  trust  administrator  meeting the  qualifications  set forth in
Section 10.06.

                  Any  resignation or removal of the Trust  Administrator  and  appointment of a successor trust  administrator  pursuant to any of the provisions of this Section 10.07  shall become effective upon acceptance of appointment by the successor trust administrator as provided in Section 10.08 hereof.

                  SECTION 10.08.    Successor Trust Administrator.

                  Any successor trust  administrator  appointed as provided in Section 10.07  hereof shall execute,  acknowledge  and  deliver  to the  Depositor  and  to its  predecessor  trust  administrator  an instrument  accepting  such  appointment  hereunder  and  thereupon  the  resignation  or  removal  of the predecessor trust  administrator  shall become effective and such successor trust  administrator,  without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and obligations  of its  predecessor  hereunder,  with  the  like  effect  as if  originally  named  as  Trust
Administrator  herein.  The Depositor,  upon receipt of all amounts due it hereunder,  and the predecessor trust  administrator  shall  execute  and  deliver  such  instruments  and do  such  other  things  as may reasonably  be  required  for more fully and  certainly  vesting and  confirming  in the  successor  trust administrator all such rights, powers, duties, and obligations.

                  No  successor  trust   administrator  shall  accept  appointment  as  provided  in  this
Section 10.08  unless at the time of such acceptance such successor trust  administrator shall be eligible under the  provisions of  Section 10.06  hereof and its  acceptance  shall not  adversely  affect the then current rating of the Certificates.

                  Upon  acceptance of appointment by a successor trust  administrator  as provided in this
Section 10.08,  the Depositor  shall mail notice of the succession of such trust  administrator  hereunder to all  Holders  of  Certificates  at  their  addresses  as  shown  in the  Certificate  Register.  If the
Depositor  fails to mail such notice  within ten days after  acceptance  of  appointment  by the successor trust  administrator,  the  successor  trust  administrator  shall  cause such  notice to be mailed at the expense of the Depositor.

                                                        -108-

                  SECTION 10.09.    Merger or Consolidation of Trust Administrator.

                  Any Person into which the Trust  Administrator  may be merged or converted or with which it may be consolidated or any Person  resulting from any merger,  conversion or consolidation to which the
Trust  Administrator  shall  be  a  party,  or  any  Person  succeeding  to  the  business  of  the  Trust
Administrator,  shall be the  successor of the Trust  Administrator  hereunder,  provided that such Person shall be eligible  under the  provisions of  Section 10.06  hereof  without the execution or filing of any paper  or  further  act on  the  part  of any of the  parties  hereto,  anything  herein  to the  contrary notwithstanding.

                  SECTION 10.10.    Appointment of Co-Trust Administrator or Separate Trust Administrator.

                  Notwithstanding  any other  provisions of this  Agreement,  at any time, for the purpose of meeting  any legal  requirements  of any  jurisdiction  in which any part of the Trust Fund or property securing any Mortgage  Note may at the time be located,  the Master  Servicer and the Trust  Administrator acting  jointly shall have the power and shall execute and deliver all  instruments to appoint one or more
Persons approved by the Trust  Administrator to act as co-trust  administrator or co-trust  administrators jointly with the Trust  Administrator,  or separate trust administrator or separate trust  administrators, of all or any part of the Trust  Fund,  and to vest in such Person or Persons,  in such  capacity  and for the  benefit of the  applicable  Certificateholders,  such title to the Trust Fund,  or any part  thereof, and, subject to the other provisions of this Section 10.10,  such powers, duties, obligations,  rights and trusts as the Master  Servicer and the Trust  Administrator  may consider  necessary or desirable.  If the
Master Servicer shall not have joined in such  appointment  within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default  shall have occurred and be  continuing,  the Trust
Administrator  alone  shall  have  the  power to make  such  appointment.  No  co-trust  administrator  or separate trust  administrator  hereunder shall be required to meet the terms of eligibility as a successor trust  administrator  under  Section 10.06 and no notice to  Certificateholders  of the appointment of any co-trust administrator or separate trust administrator shall be required under Section 10.08.

                  Every separate  trust  administrator  and co-trust  administrator  shall,  to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (a)      all rights,  powers, duties and obligations conferred or imposed upon the Trust
Administrator,  except for any  obligation  of the Trust  Administrator  under this  Agreement  to advance funds on behalf of the Master  Servicer or the Servicer,  shall be conferred or imposed upon and exercised or performed by the Trust  Administrator and such separate trust  administrator or co-trust  administrator jointly (it being  understood  that such separate trust  administrator  or co-trust  administrator  is not authorized to act separately  without the Trust  Administrator  joining in such act), except to the extent that under any law of any  jurisdiction  in which any  particular  act or acts are to be  performed by the
Trust Administrator  (whether as Trust  Administrator  hereunder or as successor to the Master Servicer or the Servicer),  the Trust  Administrator  shall be incompetent or unqualified to perform such act or acts, in which event such rights,  powers,  duties and obligations  (including the holding of title to the Trust
Fund or any portion  thereof in any such  jurisdiction)  shall be exercised and  performed  singly by such separate  trust  administrator  or  co-trust  administrator,  but  solely  at the  direction  of the Trust
Administrator;

                  (b)      no trust  administrator  hereunder shall be held personally liable by reason of any act or omission of any other trust administrator hereunder; and

                  (c)      the Master Servicer and the Trust Administrator  acting jointly may at any time accept the resignation of or remove any separate trust administrator or co-trust administrator.

                                                        -109-

                  Any notice,  request or other writing given to the Trust  Administrator  shall be deemed to have been given to each of the then  separate  trust  administrators  and co-trust  administrators,  as effectively as if given to each of them.  Every  instrument  appointing  any separate trust  administrator or co-trust  administrator  shall  refer to this  Agreement  and the  conditions  of this  Article X. Each separate trust  administrator  and co-trust  administrator,  upon its acceptance of the trusts  conferred, shall be vested with the estates or property  specified in its instrument of  appointment,  either jointly with the Trust Administrator or separately,  as may be provided therein,  subject to all the provisions of this  Agreement,  specifically  including  every  provision of this Agreement  relating to the conduct of, affecting the liability of, or affording  protection to, the Trust  Administrator.  Every such  instrument shall be filed  with the Trust  Administrator  and a copy  thereof  given to the  Master  Servicer  or the
Servicers and the Depositor.

                  Any  separate  trust   administrator  or  co-trust   administrator  may,  at  any  time,
constitute the Trust Administrator,  its agent or attorney-in-fact,  with full power and authority, to the extent not  prohibited  by law, to do any lawful act under or in respect of this  Agreement  on its behalf and in its name.  The Trust  Administrator  shall not be  responsible  for any action or  inaction  of any separate Trust  Administrator or Co-Trust  Administrator.  If any separate trust administrator or co-trust administrator  shall  die,  become  incapable  of  acting,  resign  or be  removed,  all of  its  estates, properties,  rights,  remedies and trusts shall vest in and be  exercised by the Trust  Administrator,  to the extent permitted by law, without the appointment of a new or successor trust administrator.

                  SECTION 10.11.    Office of the Trust Administrator.

                  The office of the Trust  Administrator  for  purposes  of receipt of notices and demands is the Corporate Trust Office.

                  SECTION 10.12.    Tax Return.

                  The  Master  Servicer  and  each  Servicer,   upon  request,  shall  furnish  the  Trust
Administrator  with all such  information  related to the Mortgage  Loans in the  possession of the Master
Servicer or such Servicer as may be reasonably  required in connection  with the  preparation by the Trust
Administrator  of all tax and  information  returns of the Trust Fund, and the Trust  Administrator  shall sign such returns. The Master Servicer and each Servicer,  severally and not jointly,  shall indemnify the
Trust  Administrator  for all reasonable  costs,  including legal fees and expenses,  related to errors in such tax  returns  due to errors  only in such  information  provided  by the Master  Servicer  or by such
Servicer.

                  SECTION 10.13.    Determination of Certificate Index.

                  On each Interest  Determination  Date,  the Trust  Administrator  shall  determine  each
Certificate  Index for the Accrual Period and inform the Master  Servicer of such rate and such rate shall be final and binding, absent a manifest error of the Trust Administrator.

                                                        -110-

                                                ARTICLE XI

                                               TERMINATION

                  As set forth in Article XI of the Series Supplement.

                                               ARTICLE XII

                                         MISCELLANEOUS PROVISIONS

                  SECTION 12.01.    Amendment.

                  (a)      This  Agreement may be amended from time to time by the  Depositor,  the Master
Servicer,  the Servicers,  the Special Servicer,  the Modification  Oversight Agent, the Seller, the Trust
Administrator and the Trustee, without the consent of any of the Certificateholders,

                           (i)      to cure any error or ambiguity,

                           (ii)     to  correct  or  supplement   any   provisions   herein  that  may  be
         inconsistent with any other provisions herein or in the Prospectus Supplement,

                           (iii)    to modify,  eliminate or add to any of its  provisions  to such extent as shall be necessary or  desirable  to maintain the  qualification  of the Trust Fund as a REMIC at all  times  that any  Certificate  is  outstanding  or to avoid  or  minimize  the risk of the imposition  of any  federal  income  tax on the Trust Fund  pursuant  to the Code that would be a claim  against the Trust Fund,  provided  that the Trustee has  received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain  such  qualification  or to avoid or minimize the risk of the  imposition of any such federal  income tax and (B) such action will not  adversely  affect the status of the Trust  Fund as a REMIC or  adversely  affect in any material respect the interests of any Certificateholder,

                           (iv)     in  connection  with  the  appointment  of a  successor  servicer,  to modify,  eliminate  or add to any of the  servicing  provisions,  provided  the  Rating  Agencies confirm the rating of the Certificates, or

                           (v)      to make any other  provisions  with  respect to  matters or  questions arising under this  Agreement that are not  materially  inconsistent  with the provisions of this
         Agreement,  provided  that such action shall not  adversely  affect in any  material  respect the interests of any  Certificateholder  or cause an Adverse REMIC Event.  Any Amendment  pursuant to
         Section 12.01(a)(v) shall  not be  deemed  to  adversely  affect  in  any  material  respect  the interests of any  Certificateholder  if a letter is obtained from each Rating Agency stating that such amendment would not result in the  downgrading or withdrawal of the respective  ratings then assigned to the Certificates; or to comply with the provisions of Regulation AB.

                  (b)      Except as provided in  Section 12.01(c),  this  Agreement  may be amended  from time  to  time  by  the  Depositor,  the  Master  Servicer,  the  Servicers,  the  Special  Servicer,  the
Modification  Oversight Agent,  the Seller,  the Trust  Administrator  and the Trustee with the consent of the Holders of Certificates  evidencing,  in the aggregate,  not less than 66 2/3% of the Voting Rights of all  the  Certificates  for the  purpose  of  adding  any  provisions  to or  changing  in any  manner  or eliminating  any of the  provisions  of this  Agreement  or of  modifying  in any manner the rights of the
Holders of the Certificates;  provided,  however,  that no such amendment may (i) reduce in any manner the

                                                        -111-

amount  of,  delay the timing of or change the manner in which  payments  received  on or with  respect to
Mortgage Loans are required to be distributed  with respect to any Certificate  without the consent of the
Holder of such  Certificate,  (ii) adversely  affect in any material  respect the interests of the Holders of a Class of  Certificates  in a manner other than as set forth in  (i) above  without the consent of the
Holders  of  Certificates  evidencing  not  less  than  66  2/3%  of the  Voting  Rights  of  such  Class,
(iii) reduce the aforesaid  percentages of Voting Rights,  the holders of which are required to consent to any such  amendment  without  the  consent of 100% of the Holders of  Certificates  of the Class  affected thereby,  (iv) change  the percentage of the Stated  Principal  Balance of the Mortgage Loans specified in
Section 11.01(a) relating  to optional  termination  of the Trust Fund,  (v) change the  percentage of the
Stated  Principal  Balance of the Mortgage  Loans  specified in  Sections 11.01(d)  or (e)   relating to a
Terminating Auction Sale, or (vi) modify the provisions of this Section 12.01.

                  It  shall  not  be  necessary   for  the  consent  of   Certificateholders   under  this
Section 12.01  to approve the  particular  form of any proposed  amendment,  but it shall be sufficient if such  consent  shall  approve  the  substance  thereof.  The  manner of  obtaining  such  consents  and of evidencing  the  authorization  of the execution  thereof by  Certificateholders  shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

                  (c)      This  Agreement may be amended from time to time by the  Depositor,  the Master
Servicer, the Special Servicer,  the Modification Oversight Agent, the Servicers,  the Trust Administrator
and the  Trustee  for the  purpose  of making  one or more  REMIC  elections  with  respect to one or more
Classes  of  Certificates  delivered  to the  Trustee  and  issuing  one or  more  additional  classes  of certificates  representing  interests in the Classes of Certificates  delivered to the Trustee;  provided, however,  such  amendment  shall  require the consent of 100% of the  Holders of the  Certificates  of the
Class or  Classes  delivered  to the Trust  Administrator  and such  amendment  shall not cause an Adverse
REMIC Event.

                  (d)      Promptly  after the  execution of any  amendment to this  Agreement,  the Trust
Administrator   shall  furnish   written   notification  of  the  substance  of  such  amendment  to  each
Certificateholder, and the Rating Agencies.

                  (e)      Prior to the execution of any amendment to this Agreement,  each of the Trustee and the Trust  Administrator  shall receive and be entitled to conclusively  rely on an Opinion of Counsel
(at the expense of the Person  seeking such  amendment)  stating that the  execution of such  amendment is authorized and permitted by this  Agreement.  The Trustee and the Trust  Administrator  may, but shall not be obligated to, enter into any such  amendment  which affects the Trustee's or the Trust  Administrator's own rights, duties or immunities under this Agreement.

                  (f)      The Master  Servicer and the Trust  Administrator  may consent to any amendment of a  Designated  Servicing  Agreement to make any other  provisions  with respect to matters or questions arising under such Designated  Servicing Agreement or this Agreement that are not materially  inconsistent with the provisions of such Designated  Servicing Agreement and this Agreement,  provided that such action shall not  adversely  affect in any material  respect the interests of any  Certificateholder  or cause an
Adverse REMIC Event.  Any  amendment  pursuant to this  Section 12.01(f) shall  not be deemed to adversely affect in any material respect the interests of any  Certificateholders  if a letter is obtained from each
Rating  Agency  stating that such  amendment  would not result in the  downgrading  or  withdrawal  of the respective ratings then assigned to the Certificates.

                  (g)      Neither the Master  Servicer nor the Trust  Administrator  shall consent to any amendment of a Designated  Servicing  Agreement which shall adversely  affect in any material  respect the interests  of the Holders of a Class of  Certificates  without the consent of the Holders of  Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class.

                                                        -112-

                  It  shall  not  be  necessary   for  the  consent  of   Certificateholders   under  this
Section 12.01 to  approve  the  particular  form  of any  proposed  amendment  of a  Designated  Servicing
Agreement,  but it shall be sufficient if such consent  shall  approve the substance  thereof.  The manner
of  obtaining  such  consents  and  of  evidencing  the   authorization   of  the  execution   thereof  by
Certificateholders  shall be  subject  to such  reasonable  regulations  as the  Trust  Administrator  may prescribe.

                  Promptly  after the  execution  of any  amendment to a  Designated  Servicing  Agreement pursuant to  Section 12.01(f) or  (g), the Trust Administrator shall furnish,  upon written notice of such amendment,  written  notification  of the substance of such amendment to each  Certificateholder,  and the
Rating Agencies.

                  (h)      Notwithstanding  any other provision of this  Agreement,  no amendment shall be made  affecting  the rights of the  Holders of the Class P  Certificates  to receive  Assigned  Prepayment
Premiums,  including  any  amendment  to  Section 3.21,  without the consent of 100% of the Holders of the
Class P Certificates.

                  (i)      Notwithstanding  anything  to the  contrary in this  Section 12.01,  the Master
Servicer,  the Special Servicer,  the Modification  Oversight Agent, the Servicers,  the Seller, the Trust
Administrator  and the Trustee  shall  reasonably  cooperate  with the  Depositor and its counsel to enter into such  amendments or  modifications  to the Agreement as may be necessary to comply with Regulation AB and any interpretation thereof by the Commission.

                  (j)      Without  the  consent of the Swap  Counterparty,  the Seller and the  Depositor
shall not enter into any amendment or  modification  of the terms and provisions of this Agreement if such amendment  or  modification  would  materially  adversely  affect  the rights  and  interests  of the Swap
Counterparty hereunder.

                  SECTION 12.02.    Recordation of Agreement; Counterparts.

                  (a)      This  Agreement  (other  than  Schedule  I) is  subject to  recordation  in all
appropriate   public  offices  for  real  property  records  in  all  the  counties  or  other  comparable jurisdictions in which any or all of the Mortgaged  Properties are situated,  and in any other appropriate public  recording  office or elsewhere.  Such  recordation,  if any, shall be effected by the Depositor at its  expense,  but only  upon  direction  by the  Trustee  (acting  at the  direction  of the  holders  of
Certificates  evidencing a majority of the aggregate  Class Principal  Balance)  accompanied by an Opinion of Counsel (at the  Depositor's  expense)  to the effect that  non-recordation  materially  and  adversely affects the interests of the Certificateholders.

                  (b)      For the purpose of  facilitating  the  recordation  of this Agreement as herein provided  and for  other  purposes,  this  Agreement  may be  executed  simultaneously  in any  number  of counterparts,  each of which counterparts  shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

                  SECTION 12.03.    Governing Law.

                  THIS  AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED IN  ACCORDANCE  WITH THE LAWS OF THE
STATE OF NEW YORK,  WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPALS  THEREOF,  OTHER THAN SECTIONS 5-1401
AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                                                        -113-

                  SECTION 12.04.    Intention of Parties.

                  (a)      It is the express intent of the  Depositor,  the Seller,  the Master  Servicer,
the Special Servicer,  the Modification  Oversight Agent, the Servicers,  the Trust  Administrator and the
Trustee  that  (i) the  conveyance  by  DLJMC  of the  Mortgage  Loans to the  Depositor  pursuant  to the
Assignment  and  Assumption  Agreement and (v) the  conveyance by the Depositor to the Trustee as provided for in  Section 2.01  of each of the  Seller's  and  Depositor's  right,  title and interest in and to the
Mortgage  Loans be, and be construed as, an absolute sale and  assignment by DLJMC to the Depositor and by the  Depositor to the Trustee of the Mortgage  Loans for the benefit of the  Certificateholders.  Further, it is not intended  that any  conveyance  be deemed to be a pledge of the  Mortgage  Loans by DLJMC to the
Depositor  or by the  Depositor  to the  Trustee  to secure a debt or other  obligation.  However,  in the event that the Mortgage  Loans are held to be property of DLJMC or the  Depositor,  as  applicable,  or if for any reason the  Assignment  and  Assumption  Agreement or this Agreement is held or deemed to create a security  interest in the  Mortgage  Loans,  then it is intended  that  (i) this  Agreement  shall also be deemed  to be a  security  agreement  within  the  meaning  of  Articles  8 and 9 of the New York  Uniform
Commercial  Code  and  the  Uniform  Commercial  Code  of  any  other  applicable  jurisdiction;  (ii) the conveyances  provided for in  Section 2.01  shall be deemed to be a grant by the Seller and the  Depositor to the Trustee on behalf of the  Certificateholders,  to secure payment in full of the Secured Obligations
(as defined below),  of a security  interest in all of the Seller's and the Depositor's  right  (including the power to convey title thereto),  title and interest,  whether now owned or hereafter acquired,  in and to the Mortgage Loans,  including the Mortgage Notes, the Mortgages,  any related  insurance  policies and all  other  documents  in  the  related  Mortgage  Files,  and  all  accounts,  contract  rights,  general intangibles,  chattel paper,  instruments,  documents,  money, deposit accounts,  certificates of deposit, goods, letters of credit,  advices of credit and uncertificated  securities consisting of, arising from or relating to (A) the Mortgage  Loans,  including  with respect to each Mortgage Loan, the Mortgage Note and related  Mortgage,  and all other  documents in the related  Trustee  Mortgage  Files,  and  including any
Qualified  Substitute  Mortgage Loans;  (B) pool insurance  policies,  hazard  insurance  policies and any bankruptcy  bond  relating  to the  foregoing,  if  applicable;  (C)  the  Certificate  Account;  (D)  the
Collection  Account;  (E) all amounts  payable after the Cut-off Date to the holders of the Mortgage Loans in accordance with the terms thereof; (F) all income,  payments,  proceeds and products of the conversion, voluntary  or  involuntary,  of the  foregoing  into  cash,  instruments,  securities  or other  property, including  without  limitation all amounts from time to time held or invested in the Certificate  Account, whether in the form of cash,  instruments,  securities  or other  property;  and (G) all cash and non-cash proceeds of any of the  foregoing;  (iii) the  possession by the Trustee or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute  instruments,  money,  documents,  advices of credit,  letters of credit,  goods,  certificated  securities  or chattel paper shall be deemed to be a
"possession by the secured party," or possession by a purchaser or a person  designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform  Commercial Code (including,  without limitation,  Sections 9-313,  8-313 or 8-321  thereof);  and  (iv) notifications  to persons  holding such property,  and  acknowledgments,  receipts or confirmations  from persons holding such property,  shall be deemed  notifications to, or acknowledgments,  receipts or confirmations from,  financial  intermediaries, securities  intermediaries,  bailees  or  agents  (as  applicable)  of the  Trustee  for  the  purpose  of perfecting such security  interest under  applicable law.  "Secured  Obligations"  means (i) the rights of each  Certificateholder  to be paid  any  amount  owed to it  under  this  Agreement  and  (ii) all  other obligations  of the Seller and the  Depositor  under this  Agreement  and the  Assignment  and  Assumption
Agreement.
                  (b)      The Seller and the Depositor,  and, at the  Depositor's  direction,  the Master
Servicer or the Servicers,  the Trustee and the Trust Administrator,  shall, to the extent consistent with this Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this Agreement were deemed to create a security  interest in the Mortgage Loans and the other property  described above,  such security  interest  would be deemed to be a perfected  security  interest of first priority as applicable.

                                                        -114-

The  Depositor  shall  prepare and file,  at the related  Servicer's  expense,  all filings  necessary  to maintain the  effectiveness  of any original  filings  necessary  under the Uniform  Commercial Code as in effect in any  jurisdiction to perfect the Trustee's  security  interest in or lien on the Mortgage Loans, including  without  limitation  (i) continuation  statements,  and  (ii) such  other  statements as may be occasioned  by any  transfer of any interest of the Master  Servicer or any  Servicer or the  Depositor in
any Mortgage Loan.

                  SECTION 12.05.    Notices.

                  In addition to other notices  provided  under this  Agreement,  the Trust  Administrator shall notify the Rating  Agencies in writing:  (a) of any  substitution  of any Mortgage Loan;  (b) of any payment or draw on any  insurance  policy  applicable to the Mortgage  Loans;  (c) of the final payment of any amounts owing to a Class of  Certificates;  (d) any Event of Default under this Agreement;  and (e) in the event any Mortgage Loan is purchased in accordance with this Agreement.

                  All  directions,  demands and notices  hereunder shall be in writing and shall be deemed to have been duly given when received (i) in the case of the Depositor,  with respect to notices  required to be delivered by the Trust  Administrator  pursuant to Article XIII, Credit Suisse First Boston Mortgage
Securities  Corp.  via  facsimile  to (917)  326-7936  or via email to  Bruce.Kaiserman@Credit-Suisse.com, and for all other  purposes,  Credit Suisse First Boston  Mortgage  Securities  Corp.,  11 Madison Avenue,
4th Floor, New York, New York 10010,  Attention: Peter Sack (with a copy to DLJ Mortgage Acceptance Corp.,
11 Madison Avenue, 4th Floor, New York,  New York 10010,  Attention:  Peter Sack); (ii) in the case of the
Trustee,  the  Corporate  Trust  Office,  Attention: Charles  F.  Pedersen,  or such other  address as may hereafter  be  furnished  to the  Depositor  in  writing  by the  Trustee;  (iii) in  the  case of  DLJMC,
11 Madison Avenue, 4th Floor, New York,  New York 10010,  Attention: Peter Sack, Fax: (212) 743-5261 (with a copy to DLJ  Mortgage  Acceptance  Corp.,  11 Madison  Avenue,  4th  Floor,  New York,  New York  10010,
Attention:  Bruce Kaiserman,  Fax: (917) 326-7936), or such other address as may be hereafter furnished to the  Depositor and the Trustee by DLJMC in writing;  (iv) in the case of Moody's,  99 Church  Street,  New
York, New  York 10007,  Attention:  Christine  Lachnicht;  (v) in the case of Standard & Poor's,  55 Water
Street,  New York,  New York  10041;  (vi) in the case of SPS,  3815  South West  Temple,  Salt Lake City,
Utah 84115,  Attention:  Lester Cheng, with a copy to 3815 South West Temple, Salt Lake City,  Utah 84115,
Attention:  General  Counsel;  (vii) in  the case of Wells  Fargo,  as Master  Servicer,  Corporate  Trust
Office,  9062 Old Annapolis  Road,  Columbia,  MD 21045,  Attention: [Name  of Series Trust] or such other address as may be  hereafter  furnished  to the  Depositor  or the  Trustee  in  writing  by Wells  Fargo;
(viii) in  the case of the Trust  Administrator,  the  Corporate  Trust  Office;  (ix) in  the case of the
Special Servicer or Modification  Oversight Agent,  Select  Portfolio  Servicing,  Inc., 14523 SW Millikan
Way, Beaverton,  Oregon 97005,  Attention: Heidi Peterson, (x) in the case of Wells Fargo, with respect to servicing issues, Wells Fargo Bank, N.A., 1 Home Campus, Des Moines,  Iowa 50328-0001,  Attention: John B.
Brown, MAC-X2302-033,  Fax: (515) 324-3118,  and with respect to all other issues, Wells Fargo Bank, N.A.,
7495 New Horizon Way, Frederick, Maryland 21703,  Attention: Ruth M. Kovalski,  MAC-X3902-02X,  Fax: (301)
846-8201,  in each  case  with a copy  to  Wells  Fargo  Bank,  N.A.,  1 Home  Campus,  Des  Moines,  Iowa
50328-0001,  Attention:  General  Counsel,  MAC-X2401-06T,  or  such  other  address  as may be  hereafter furnished  in writing by Wells  Fargo,  (xi) in the case of the Swap  Counterparty  or  Interest  Rate Cap
Counterparty,  Credit Suisse International,  One Cabot Square,  London E14 4QJ, Attention:  Head of Credit
Risk Management,  with copies to: Managing Director - Operations  Department and Managing Director - Legal
Department,  or such other address as may be hereafter  furnished in writing by the Swap  Counterparty  or
Interest Rate Cap Counterparty,  as applicable,  (xii) in the case of WMMSC, to Washington Mutual Mortgage
Securities  Corp.,  1301  Second  Avenue,  WMC 3501,  Seattle,  Washington  98101,  Attention:   Servicing
Compliance,  with a copy to Washington Mutual Mortgage  Securities  Corp.,  1301 Second Avenue,  WMC 3501,
Seattle,  Washington  98101,  Attention:  Legal  Department  or such  other  address  as may be  hereafter furnished  in writing to the  Depositor  and the Trustee by WMMSC,  (xiii) in the case of  GreenPoint,  to

                                                        -115-

GreenPoint Mortgage Funding, Inc., 100 Wood Hollow Drive, Novato,  California 94945, Attention:  Secondary
Marketing,  cc: General  Counsel and  (xiv) with  respect to any other  party,  as set forth in the Series
Supplement.

                  Notices to  Certificateholders  shall be deemed given when mailed,  first class  postage prepaid.

                  SECTION 12.06.    Severability of Provisions.

                  If any one or more of the covenants,  agreements,  provisions or terms of this Agreement shall be for any reason  whatsoever  held invalid,  then such covenants,  agreements,  provisions or terms shall  be  deemed  severable  from  the  remaining  covenants,  agreements,  provisions  or  terms of this
Agreement  and shall in no way affect the  validity  or  enforceability  of the other  provisions  of this
Agreement or of the Certificates or the rights of the Holders thereof.

                  SECTION 12.07.    Limitation on Rights of Certificateholders.

                  The death or incapacity  of any  Certificateholder  shall not operate to terminate  this
Agreement or the Trust Fund, nor entitle such  Certificateholder's  legal representative or heirs to claim an accounting  or to take any action or commence any  proceeding in any court for a petition or winding up of the Trust Fund, or otherwise  affect the rights,  obligations  and liabilities of the parties hereto or any of them.

                  No  Certificateholder  shall have any right to vote  (except as  provided  herein) or in any manner  otherwise  control the operation and  management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall  anything  herein set forth or contained in the terms of the  Certificates  be construed  so as to  constitute  the  Certificateholders  from time to time as  partners  or members of an association;  nor shall any  Certificateholder  be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No  Certificateholder  shall  have any  right by  virtue  or by  availing  itself of any provisions  of this  Agreement to institute  any suit,  action or  proceeding  in equity or at law upon or under or with  respect to this  Agreement,  unless  such Holder  previously  shall have given to the Trust
Administrator  a  written  notice of an Event of  Default  and of the  continuance  thereof,  as  provided herein,  and  unless  the  Holders  of  Certificates  evidencing  not less than 25% of the  Voting  Rights evidenced  by the  Certificates  shall also have made  written  request  upon the Trust  Administrator  to institute  such action,  suit or  proceeding  in its own name as Trust  Administrator  hereunder and shall have offered to the Trust  Administrator  such  reasonable  indemnity as it may require against the costs, expenses,  and liabilities to be incurred  therein or thereby,  and the Trust  Administrator,  for 60 days after its receipt of such  notice,  request and offer of  indemnity,  shall have  neglected  or refused to institute any such action,  suit or  proceeding;  it being  understood and intended,  and being  expressly covenanted  by each  Certificateholder  with every other  Certificateholder  and the Trust  Administrator, that no one or more Holders of  Certificates  shall have any right in any manner  whatever by virtue or by availing  itself or themselves of any  provisions  of this  Agreement to affect,  disturb or prejudice the rights of the Holders of any other of the  Certificates,  or to obtain or seek to obtain  priority over or preference  to any other such Holder or to enforce any right  under this  Agreement,  except in the manner
herein  provided  and  for  the  common  benefit  of  all  Certificateholders.   For  the  protection  and
enforcement  of the  provisions  of this  Section 12.07,  each and every  Certificateholder  and the Trust
Administrator shall be entitled to such relief as can be given either at law or in equity.

                                                        -116-

                  SECTION 12.08.    Certificates Nonassessable and Fully Paid.

                  It is the intention of the  Depositor  that  Certificateholders  shall not be personally liable  for  obligations  of the Trust  Fund,  that the  interests  in the Trust Fund  represented  by the
Certificates  shall be  nonassessable  for any  reason  whatsoever,  and that the  Certificates,  upon due authentication  thereof by the Trust  Administrator  pursuant to this  Agreement,  are and shall be deemed fully paid.

                  SECTION 12.09.    Protection of Assets.

                  Except  for   transactions   and  activities   entered  into  in  connection   with  the
securitization  that is the  subject  of this  agreement,  the  trust  created  by this  agreement  is not authorized and has no power to:

                  (i)      borrow money or issue debt;

                  (ii)     merge with another entity, reorganize, liquidate or sell assets; or

                  (iii)    engage in any business or activities.

                  Each party to this  agreement  agrees  that it will not file an  involuntary  bankruptcy petition  against the Trust Fund or initiate any other form of insolvency  proceeding until 366 days after the Certificates have been paid.

                  SECTION 12.10.    Non-Solicitation.

                  From and  after the date of this  Agreement,  each of the  Depositor,  the  Seller,  the
Master Servicer,  the Servicers (other than WMMSC),  the Trust  Administrator  and the Trustee agrees that it will  not take  any  action  or  permit  or cause  any  action  to be  taken  by any of its  agents  or affiliates,  or by any independent  contractors on any such party's behalf,  to personally,  by telephone, by mail,  or  electronically  by e-mail or through the  internet  or  otherwise,  solicit the  borrower or obligor  under any Mortgage  Loan to refinance  the Mortgage  Loan,  in whole or in part.  Notwithstanding the foregoing,  it is understood and agreed that neither (i) promotions  undertaken by the Depositor,  the
Seller, the Master Servicer,  any Servicer (other than WMMSC),  the Trust  Administrator or the Trustee or any affiliate of any such party that  originates  mortgage loans in the normal course,  which are directed to the general public at large, or segments thereof,  including,  without limitation,  mass mailings based on  commercially  acquired  mailing  lists or  newspaper,  radio and  television  advertisements  nor (ii)
serving  the  refinancing  needs of a  Mortgagor  who,  without  solicitation,  contacts  either  party in connection  with the refinance of such Mortgage or Mortgage  Loan,  shall  constitute  solicitation  under this  Section 12.10,  provided,  that no segment of the general  public  shall  consist  primarily  of the borrowers or obligors under the Mortgage Loans.  None of the Depositor,  the Seller,  the Master Servicer,
any  Servicer  (other than WMMSC),  the Trust  Administrator  or the Trustee  shall permit the sale of the name of any Mortgagor or any list of names that consist primarily of the Mortgages to any Person.

                  WMMSC  covenants  and  agrees  that  it  shall  not  take  any  action  to  solicit  the refinancing of any Mortgage Loan  following the date hereof or provide  information to any other entity to solicit the  refinancing of any Mortgage Loan;  provided,  that the foregoing  shall not preclude WMMSC or any of its affiliates from (a) engaging in general  solicitations to its customer base,  including by mass mailing or as part of monthly or periodic  statements  mailed to its borrowers or to holders of deposit or other accounts,  (b) engaging in  solicitations  to the general public,  including  without  limitation by mass mailing,  newspaper,  radio, television or other media which are not specifically directed toward the
Mortgagors,  (c) engaging  in  solicitations  of optional  insurance or other bank products (not including

                                                        -117-

mortgage loans),  (d) refinancing the Mortgage Loan of any Mortgagor who, without  solicitation,  contacts
WMMSC to request the  refinancing of the related  Mortgage Loan or  (e) engaging  in any action to solicit the  refinancing  of any Mortgage  Loan to the extent such action would be permitted  under the Fannie Mae
Selling  Guide or the  Fannie Mae  Servicing  Guide,  provided  that WMMSC  agrees  that it shall not,  in engaging in any such solicitation, specifically target any of the Mortgage Loans.

                                               ARTICLE XIII

                                          EXCHANGE ACT REPORTING

                  SECTION 13.01.    Commission Reporting.

                  The  Trust  Administrator,  each  Servicer  and the  Master  Servicer  shall  reasonably cooperate with the Depositor in connection with the Trust's  satisfying the reporting  requirements  under the Exchange  Act. The Trust  Administrator  shall  prepare on behalf of the Depositor any Forms 8-K, 10-D and 10-K  customary for similar  securities as required by the Exchange Act and the rules and  regulations of the Commission  thereunder,  and the Depositor or Master Servicer,  as specified below,  shall sign and the Trust Administrator shall file (via EDGAR) such Forms on behalf of the Depositor.

                  Form 10-D and Form 10-K require the  registrant to indicate (by checking  "yes" or "no")
that it "(1) has filed  all  reports  required  to be filed by  Section 13  or 15(d) of the  Exchange  Act during the preceding 12 months (or for such shorter  period that the  registrant was required to file such reports),  and (2) has been  subject to such  filing  requirements  for the past 90 days."  The  Depositor hereby  represents to the Trust  Administrator  that, as of the Closing Date,  the Depositor has filed all such  required  reports  during  the  preceding  12 months  and that it has been  subject  to such  filing requirement  for the past  90 days.  The Depositor  shall notify the Trust  Administrator  in writing,  no later than the fifth  calendar  day after the related  Distribution  Date with  respect to the filing of a report on Form 10-D and no later than March 15th with  respect to the filing of a report on Form 10-K,  if the answer to each  question  should be "no." The Trust  Administrator  shall be  entitled to rely on such representations in preparing, executing and/or filing any such report.

                  For each  Distribution  Date through and including the Distribution  Date in December of the  calendar  year in which the Closing Date for the related  Series  occurred,  the Trust  Administrator shall  calculate  the  Significance  Percentage  and include the  Significance  Percentage  on the related
Monthly Statement.  If on any such Distribution  Date, the Significance  Percentage is equal to or greater than 9%, the Trust  Administrator  shall promptly notify the Depositor and the related  Counterparty.  If, on any  Distribution  Date through and  including  the  Distribution  Date in December of the year of this
Agreement,  the  Significance  Percentage is equal to or greater than 10%, the Trust  Administrator  shall promptly  notify the Depositor and the related  Counterparty  and the Depositor  shall,  within 5 Business
Days of such  Distribution  Date,  deliver to the Trust  Administrator  the financial  information  to the extent  required,  pursuant to the related Swap Agreement or Interest Rate Cap  Agreement,  as applicable, to be  provided  to it by the  related  Counterparty  for  inclusion  in the Form  10-D  relating  to such
Distribution Date.

                  SECTION 13.02.    Form 10-D Reporting

                  Within 15 days after each Distribution  Date (subject to permitted  extensions under the
Exchange  Act), the Trust  Administrator  shall prepare and file on behalf of the Trust Fund any Form 10-D required  by the  Exchange  Act,  in form and  substance  as  required  by the  Exchange  Act.  The  Trust
Administrator  shall file each Form 10-D with a copy of the related Monthly  Statement  attached  thereto.
Any  disclosure  in  addition  to the Monthly  Statement  that is  required  to be  included on  Form 10-D
("Additional  Form 10-D  Disclosure")  shall be  reported  by the  parties  set forth on  Exhibit S to the

                                                        -118-

Depositor  and the Trust  Administrator  and  directed  and  approved  by the  Depositor  pursuant  to the following  paragraph  and  the  Trust  Administrator  shall  have no duty  or  liability  for any  failure hereunder to determine or prepare any  Additional  Form 10-D  Disclosure,  except as set forth in the next paragraph.

                  As set  forth  on  Exhibit S  hereto,  within  five  calendar  days  after  the  related
Distribution  Date,  (i) the  parties  set  forth  thereon  shall be  required  to  provide  to the  Trust
Administrator   and  the  Depositor,   to  the  extent  known  by  a  responsible   officer  thereof,   in
EDGAR-compatible  form, or in such other form as otherwise agreed upon by the Trust Administrator and such party,  the form and substance of any Additional  Form 10-D  Disclosure,  if applicable,  together with an
additional  disclosure   notification  in  the  form  of  Exhibit W  hereto  (an  "Additional   Disclosure
Notification")  and (ii) the  Depositor  shall approve,  as to form and substance,  or disapprove,  as the case may be, the inclusion of the Additional  Form 10-D  Disclosure on Form 10-D.  The Depositor  shall be responsible  for any  reasonable  fees and  expenses  assessed or incurred by the Trust  Administrator  in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

                  After preparing the Form 10-D,  the Trust Administrator  shall forward  electronically a draft copy of the  Form 10-D to the  Depositor as soon as  possible,  however,  in no event later than the
11th calendar day after the related  Distribution  Date.  Within two business  days of receipt,  but in no event no later than the  Business  Day prior to the date  specified in the next  sentence,  the  Depositor shall notify the Trust  Administrator  of any changes to or approval of such Form 10-D.  In the absence of receipt of any  written  changes or  approval,  the Trust  Administrator  shall be entitled to assume that such Form 10-D is in final form and the Trust  Administrator  may proceed with the execution and filing of the  Form 10-D.  No later  than two  Business  Days  prior to the 15th  calendar  day  after  the  related
Distribution  Date, a duly authorized  representative of the Master Servicer shall sign the Form 10-D.  If a Form 10-D  cannot be filed on time or if a previously  filed  Form 10-D  needs to be amended,  the Trust
Administrator  shall follow the  procedures  set forth in  Section 13.05.  Promptly (but no later than one
Business  Day) after  filing with the  Commission,  the Trust  Administrator  shall make  available on its internet  website a final executed copy of each Form 10-D  prepared and filed by the Trust  Administrator.
Each party to this  Agreement  acknowledges  that the  performance  by the Master  Servicer  and the Trust
Administrator  of its duties under this  Section 13.02  related to the timely  preparation,  execution and filing of Form 10-D is contingent  upon such parties  strictly  observing all applicable  deadlines in the performance  of their  duties under this  Section 13.02.  Neither the Trust  Administrator  nor the Master
Servicer  shall have any liability for any loss,  expense,  damage or claim arising out of or with respect to any failure to properly prepare,  timely execute and/or timely file such Form 10-D,  where such failure results from the Trust  Administrator's  inability or failure to obtain or receive, on a timely basis, any information  from any other party hereto needed to prepare,  arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

                  SECTION 13.03.    Form 10-K Reporting

                  Within 90 days after the end of each  fiscal year of the Trust or such  earlier  date as may be required by the Exchange  Act (the "10-K Filing  Deadline")  (it being  understood  that the fiscal year for the  Trust  ends on  December  31st of each  year),  commencing  in March  of the  calendar  year following  the  calendar  year in  which  the  Closing  Date  of the  related  Series  occurs,  the  Trust
Administrator  shall  prepare  and file on behalf  of the  Trust a  Form 10-K,  in form and  substance  as required by the Exchange Act. Each such  Form 10-K  shall  include the  following  items,  in each case to the extent they have been  delivered  to the Trust  Administrator  within the  applicable  time frames set forth  in  this  Agreement,  the  related  Custodial  Agreements  and  the  related  Designated  Servicing
Agreement,  (i) the  Item 1123  Certification  for each Servicer,  each  Additional  Servicer,  the Master
Servicer,  Trust  Administrator and any Servicing  Function  Participant  engaged by such parties (each, a
"Reporting  Servicer")  as described  under  Section 13.06,  (ii)(A) the  Assessment  of  Compliance  with

                                                        -119-

servicing  criteria  for  each  Reporting  Servicer  as  described  under  Section 13.07,  and  (B) if any
Reporting  Servicer's  Assessment  of  Compliance  identifies  any  material  instance  of  noncompliance, disclosure  identifying  such  instance of  noncompliance,  or if any Reporting  Servicer's  Assessment of
Compliance is not included as an exhibit to such  Form 10-K,  disclosure  that such report is not included and an  explanation  why such report is not  included,  (iii)(A)  the  Accountant's  Attestation  for each
Reporting Servicer, as described under Section 13.08,  and (B) if any Accountant's  Attestation identifies any material instance of noncompliance,  disclosure identifying such instance of noncompliance,  or if any such  Accountant's  Attestation  is not  included as an exhibit to such  Form 10-K,  disclosure  that such report is not included  and an  explanation  why such report is not  included,  and (iv) a  Sarbanes-Oxley
Certification as described in  Section 13.09;  provided,  however,  that the Trust  Administrator,  at its discretion,  may omit  from the  Form 10-K  any  Item 1123  Certification,  Assessment  of  Compliance  or
Accountants  Attestation that is not required to be filed with such Form 10-K  pursuant to  Regulation AB.
Any disclosure or  information  in addition to  (i) through  (iv) above that is required to be included on
Form 10-K  ("Additional  Form 10-K Disclosure") shall be reported by the parties set forth on Exhibit Y to the  Depositor  and Trust  Administrator  and  directed  and  approved  by the  Depositor  pursuant to the following  paragraph  and  the  Trust  Administrator  shall  have no duty  or  liability  for any  failure hereunder to determine or prepare any  Additional  Form 10-K  Disclosure,  except as set forth in the next paragraph.

                  As set forth on  Exhibit Y  hereto,  no later than  March 15 of each year that the Trust is subject to the Exchange Act  reporting  requirements,  commencing  in the calendar  year  following the calendar  year in which the  Closing  Date of the  related  Series  occurs,  (i) the  parties set forth on
Exhibit Y shall be required to provide to the Trust  Administrator and the Depositor,  to the extent known by a responsible  officer  thereof,  in  EDGAR-compatible  form, or in such other form as otherwise agreed upon by the Trust  Administrator  and such  party,  the form and  substance  of any  Additional  Form 10-K
Disclosure,  if applicable,  together with an Additional  Disclosure  Notification  and (ii) the Depositor
shall  approve,  as to form  and  substance,  or  disapprove,  as the case may be,  the  inclusion  of the
Additional  Form 10-K  Disclosure on Form 10-K.  The Depositor  shall be  responsible  for any  reasonable fees and  expenses  assessed or incurred by the Trust  Administrator  in  connection  with  including  any
Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

                  After preparing the Form 10-K,  the Trust Administrator  shall forward  electronically a draft copy of the Form 10-K to the Depositor  for review.  Within three (3) business days of receipt,  but in no event later than March 25, the  Depositor  shall notify the Trust  Administrator  in writing  (which may be  furnished  electronically)  of any  changes to or approval  of such  Form 10-K.  In the absence of receipt of any written changes or approval the Trust  Administrator  shall be entitled to assume that such
Form 10-K  is in final  form.  No later than the close of business  on the 4th  Business  Day prior to the
10-K Filing Deadline,  the Depositor shall sign the Form 10-K and return an electronic or fax copy of such signed  Form 10-K  (with an  original  executed  hard  copy to  follow  by  overnight  mail) to the  Trust
Administrator.  If a Form 10-K  cannot be filed on time or if a  previously  filed  Form 10-K  needs to be amended,  the Trust  Administrator  shall follow the procedures set forth in Section 13.05.  Promptly (but no later than 1  Business  Day) after  filing  with the  Commission,  the Trust  Administrator  shall make available  on its  internet  website a final  executed  copy of each  Form 10-K  prepared and filed by the
Trust  Administrator.  The  parties  to this  Agreement  acknowledge  that the  performance  by the Master
Servicer  and the Trust  Administrator  of its  duties  under  this  Section 13.03  related  to the timely preparation  and filing of Form 10-K is  contingent  upon such  parties  (and the  Custodians,  Designated
Servicers and any Additional  Servicer or other Servicing  Function  Participant)  strictly  observing all
applicable  deadlines  in  the  performance  of  their  duties  under  Article XIII.   Neither  the  Trust
Administrator  nor the Master  Servicer  shall have any liability for any loss,  expense,  damage or claim arising out of or with  respect to any  failure to properly  prepare  and/or  timely file such  Form 10-K, where such failure results from the Trust  Administrator's  inability or failure to obtain or receive,  on

                                                        -120-

a timely basis,  any information  from any other party hereto needed to prepare,  arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

                  SECTION 13.04.    Form 8-K Reporting

                  Within four (4) Business Days after the occurrence of an event  requiring  disclosure on
Form 8-K  (each  such  event,  a  "Reportable  Event"),  and if  requested  by the  Depositor,  the  Trust
Administrator  shall  prepare and file on behalf of the Trust any  Form 8-K,  as required by the  Exchange
Act,  provided that the Depositor  shall file the initial  Form 8-K in connection with the issuance of the
Certificates.  Any disclosure or information  related to a Reportable Event or that is otherwise  required to be  included  on  Form 8-K  ("Form 8-K  Disclosure  Information")  shall be reported by the parties set forth on  Exhibit  U to the  Depositor  and the Trust  Administrator  and  directed  and  approved  by the
Depositor  pursuant  to the  following  paragraph  and  the  Trust  Administrator  shall  have  no duty or liability for any failure  hereunder to determine or prepare any Form 8-K  Disclosure  Information  or any
Form 8-K, except as set forth in the next paragraph.

                  As set forth on  Exhibit U  hereto,  for so long as the Trust is subject to the Exchange
Act  reporting  requirements,  no later than the end of  business(New  York City time) on the 2nd Business
Day after the occurrence of a Reportable  Event (i) the parties to this  transaction  shall be required to provide to the Trust  Administrator  and the  Depositor,  to the  extent  known by a  responsible  officer thereof,  in  EDGAR-compatible  form,  or in  such  other  form as  otherwise  agreed  upon  by the  Trust
Administrator  and  such  party,  the  form and  substance  of any  Form 8-K  Disclosure  Information,  if applicable,  together with an Additional Disclosure  Notification and (ii) the Depositor shall approve, as to form and  substance,  or  disapprove,  as the case may be, the  inclusion  of the  Form 8-K  Disclosure
Information.  The  Depositor  shall be  responsible  for any  reasonable  fees and  expenses  assessed  or incurred by the Trust  Administrator in connection with including any Form 8-K  Disclosure  Information on
Form 8-K pursuant to this paragraph.

                  After preparing the Form 8-K,  the Trust  Administrator  shall forward  electronically a draft  copy of the  Form 8-K  to the  Depositor  for  review.  Promptly,  but no later  than the  close of business  on the 3rd  business  day after the  Reportable  Event,  the  Depositor  shall  notify the Trust
Administrator  in writing of any  changes to or approval  of such  Form 8-K.  In the absence of receipt of any written changes or approval,  the Trust  Administrator  shall be entitled to assume that such Form 8-K is in final form and a duly  authorized  representative  of the Trust  Administrator  may proceed with the execution  and filing of the Form 8-K.  A duly  authorized  representative  of the Master  Servicer  shall sign the Form 8-K.  If a Form 8-K  cannot be filed on time or if a previously  filed  Form 8-K needs to be amended,  the Trust  Administrator  shall follow the procedures set forth in Section 13.05.  Promptly (but no later than one  Business  Day) after filing with the  Commission,  the Trust  Administrator  shall make available on its internet  website a final executed copy of each Form 8-K  prepared and filed by the Trust
Administrator.   The  parties  to  this  Agreement   acknowledge   that  the   performance  by  the  Trust
Administrator  and the Master  Servicer  of its  duties  under  this  Section 13.04  related to the timely preparation  and filing of Form 8-K is contingent  upon such parties  strictly  observing  all  applicable deadlines in the  performance of their duties under this  Section 13.04.  Neither the Master  Servicer nor the Trust  Administrator  shall have any liability for any loss,  expense,  damage or claim arising out of or with respect to any failure to properly  prepare and/or timely file such  Form 8-K,  where such failure results from the Trust  Administrator's  inability or failure to obtain or receive, on a timely basis, any information  from any other party hereto needed to prepare,  arrange for execution or file such  Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

                                                        -121-

                  SECTION 13.05.    Delisting; Amendment; Late Filing of Reports

                  On or before  January 30 of the first year in which the Trust  Administrator  is able to do so  under  applicable  law,  the  Trust  Administrator  shall  prepare  and  file a Form 15  Suspension
Notification  relating  to the  automatic  suspension  of  reporting  in  respect  of the Trust  under the
Exchange Act.

                  In the event that the Trust  Administrator  is unable to timely file with the Commission all or any required portion of any Form 8-K,  10-D or 10-K required to be filed by this Agreement  because required  disclosure  information  was either not  delivered  to it or  delivered to it after the delivery deadlines set forth in this  Agreement or for any other reason,  the Trust  Administrator  shall  promptly notify  electronically  the  Depositor.  In the case of Form 10-D and 10-K,  the parties to this Agreement shall  cooperate  to prepare  and file a Form  12b-25 and a 10-D/A and 10-K/A as  applicable,  pursuant to
Rule 12b-25 of the Exchange Act. In the case of Form 8-K,  the Trust Administrator  shall, upon receipt of all  required  Form 8-K  Disclosure  Information  and upon the approval  and  direction of the  Depositor, include  such  disclosure  information  on the next  Form 10-D.  In the event  that any  previously  filed
Form 8-K,  10-D or 10-K needs to be amended in connection with any additional  Form 10-D Disclosure (other than for the purpose of  restating  the Monthly  Report),  the Trust  Administrator  shall  electronically notify the  Depositor  and such parties shall  cooperate to prepare any  necessary  Form 8-K/A,  10-D/A or
10-K/A.  Any Form 15,  Form  12b-25  or any  amendment  to  Form 8-K  or 10-D  shall be  signed  by a duly authorized  representative  of the Master  Servicer.  Any  amendment to  Form 10-K  shall be signed by the
Depositor.  The parties to this Agreement  acknowledge  that the  performance  by the Trust  Administrator and the Master  Servicer of their duties under this  Section 13.05  related to the timely  preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K,  10-D or 10-K is contingent  upon each such party  performing  its duties under this  Section 13.05.  Neither the Trust  Administrator  nor the Master
Servicer  shall have any liability for any loss,  expense,  damage or claim arising out of or with respect to any failure to properly  prepare  and/or timely file any such Form 15, Form 12b-25 or any amendments to
Forms 8-K, 10-D or 10-K,  where such failure results from the Trust  Administrator's  inability or failure to obtain or receive,  on a timely basis,  any information  from any other party hereto needed to prepare, arrange for  execution  or file such Form 15, Form 12b-25 or any  amendments  to Forms 8-K,  10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

                  SECTION 13.06.    Annual Statements of Compliance

                  The Master  Servicer,  the Trust  Administrator,  the  Modification  Oversight Agent and
each  Servicer  shall  deliver  or  otherwise  make  available  (and  the  Master   Servicer,   the  Trust
Administrator,  the  Modification  Oversight  Agent and each Servicer  shall cause any Servicing  Function
Participant  engaged by it to deliver or otherwise make  available) to the Depositor,  the Trustee and the
Trust  Administrator  on or  before  March 15  of each  year,  commencing  in March of the  calendar  year following  the  calendar  year in which the  Closing  Date of the  related  Series  occurs,  an  Officer's
Certificate (an "Item 1123  Certificate")  stating,  as to the signer  thereof,  that (A) a review of such party's activities during the preceding  calendar year or portion thereof and of such party's  performance under  this  Agreement,  or  such  other  applicable  agreement  in  the  case  of  a  Servicing  Function
Participant,  has been  made  under  such  officer's  supervision  and (B) to the  best of such  officer's knowledge,  based on such review,  such party has fulfilled all its obligations  under this Agreement,  or such  other  applicable  agreement  in the  case of a  Servicing  Function  Participant,  in all  material respects  throughout  such year or portion  thereof,  or, if there has been a failure to fulfill  any such obligation  in any material  respect,  specifying  each such failure  known to such officer and the nature and status  thereof.  Promptly  after receipt of each such  Item 1123  Certificate,  the  Depositor  shall review such Item 1123 Certificate and, if applicable,  consult with each such party, as applicable,  as to the  nature  of any  failures  by  such  party,  in the  fulfillment  of any of such  party's  obligations hereunder or, in the case of an Additional  Servicer,  under such other  applicable  agreement,  provided, however,  that Wells  Fargo,  in its  capacity  as a  Servicer,  shall only be  obligated  to provide  the

                                                        -122-

Item 1123  Officer's  Certificate to the Master  Servicer and the Master  Servicer shall forward such 1123
Officer's  Certificate  to the  Depositor,  the  Trustee  and the Trust  Administrator  or, if there is no
Master Servicer,  to the Depositor and the Depositor shall forward such 1123 Officer's  Certificate to the
Trustee and the Trust Administrator.

                  The Master  Servicer  shall include all annual  statements of compliance  received by it from  each  Servicer  with  its  own  annual  statement  of  compliance  to  be  submitted  to  the  Trust
Administrator pursuant to this Section 13.06.

                  In the event the Master  Servicer,  the Trust  Administrator  or any Servicing  Function
Participant  engaged by any such party is terminated or resigns  pursuant to the terms of this  Agreement, or any  applicable  agreement in the case of a Servicing  Function  Participant,  as the case may be, such party  shall  provide an  Item 1123  Certificate  pursuant  to this  Section 13.06  or to such  applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

                  The Master  Servicer  shall enforce any obligation of any  Designated  Servicer,  to the extent set forth in the  related  Designated  Servicing  Agreement,  to deliver to the Master  Servicer an
Item 1123  Certificate as may be required  pursuant to the related  Designated  Servicing  Agreement.  The
Master  Servicer  shall  include such  Item 1123  Certificate  with its own  Item 1123  Certificate  to be submitted to the Trust Administrator, the Depositor and the Trustee pursuant to this Section 13.06.

                  SECTION 13.07.    Annual Assessments of Compliance.

                  By  March 15  of each year,  commencing  in March of the  calendar  year  following  the calendar  year in which the Closing Date of the related  Series  occurs,  the Master  Servicer,  the Trust
Administrator,  the  Modification  Oversight  Agent  and each  Servicer,  each at its own  expense,  shall furnish or otherwise make available,  and each such party shall cause any Servicing  Function  Participant engaged  by it  to  furnish  or  otherwise  make  available,  each  at  its  own  expense,  to  the  Trust
Administrator,  the Trustee and the Depositor,  a report on an assessment of compliance  with the Relevant
Servicing  Criteria (an  "Assessment of  Compliance")  that contains (A) a  statement by such party of its responsibility  for assessing  compliance with the Relevant Servicing Criteria for each party as set forth on Exhibit R,  (B) a statement that such party used the Relevant  Servicing  Criteria to assess compliance with the  Relevant  Servicing  Criteria,  (C) such  party's  assessment  of  compliance  with the Relevant
Servicing  Criteria as of and for the fiscal year covered by the Form 10-K  required to be filed  pursuant to Section 13.03,  including,  if there has been any material instance of noncompliance  with the Relevant
Servicing  Criteria,  a  discussion  of each such  failure  and the nature and status  thereof,  and (D) a statement  that a  registered  public  accounting  firm has  issued an  Accountant's  Attestation  on such party's Assessment of Compliance with the Relevant Servicing Criteria as of and for such period.

                  No later  than the end of each  fiscal  year for the Trust for which a 10-K is  required to be filed,  each Servicer,  the Modification  Oversight Agent and the Master Servicer shall each forward to the  Trust  Administrator  the  name of each  Servicing  Function  Participant  engaged  by it and what
Relevant Servicing  Criteria will be addressed in the Assessment of Compliance  prepared by such Servicing
Function  Participant;  provided,  however,  that the Master Servicer need not provide  information to the
Trust  Administrator  so long as the Master  Servicer  and the Trust  Administrator  are the same  person.
When the Master Servicer,  the Modification  Oversight Agent and each Servicer (or any Servicing  Function
Participant  engaged by them) submit their  Assessments  of  Compliance to the Trust  Administrator,  such parties shall also at such time include the  Assessments  of  Compliance  (and  Accountant's  Attestation)
pursuant to Section 13.08 of each Servicing Function  Participant engaged by it; provided,  however,  that
Wells Fargo,  in its capacity as a Servicer,  shall only be  obligated to provide  disclosure  pursuant to the first and second  paragraphs  of this  Section 13.07  to the Master  Servicer and the Master  Servicer
shall forward such items to the appropriate  parties or, if there is no Master Servicer,  to the Depositor and the Depositor shall forward such items to the Trustee and the Trust Administrator.

                  Promptly  after receipt of each  Assessment of  Compliance,  the Depositor  shall review each such report and, if  applicable,  consult  with the Master  Servicer,  the Trust  Administrator,  the

                                                        -124-

Modification  Oversight  Agent,  each  Servicer and any  Servicing  Function  Participant  engaged by such parties as to the nature of any material instance of noncompliance  with the Relevant  Servicing  Criteria by each such  party.  None of such  parties  shall be  required  to  deliver  any such  assessments  until
March 30 in any given year so long as it has  received  written  confirmation  from the  Depositor  that a
Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

                  The Master  Servicer  shall  include  all annual  reports on  assessment  of  compliance received by it from the  Servicers  with its own  assessment  of  compliance  to be submitted to the Trust
Administrator pursuant to this Section 13.07.

                  In the event the Master  Servicer,  the Trust  Administrator  or any Servicing  Function
Participant  engaged by any such  party is  terminated,  assigns  its rights  and  obligations  under,  or resigns pursuant to, the terms of this Agreement,  or any other applicable agreement,  as the case may be, such party shall  provide a report on assessment of  compliance  pursuant to this  Section 13.07,  or such other applicable agreement, notwithstanding any such termination, assignment of resignation.

                  The Master  Servicer shall enforce any  obligation of the  Designated  Servicers and the
Custodians,  to  the  extent  set  forth  in the  related  Designated  Servicing  Agreement  or  Custodial
Agreement,  as applicable,  to deliver to the Master Servicer an Assessment of Compliance  within the time frame  set  forth  in,  and in such  form and  substance  as may be  required  pursuant  to,  the  related
Designated  Servicing Agreement or Custodial Agreement,  as applicable.  The Master Servicer shall include such  Assessment  of  Compliance  with its own  Assessment  of  Compliance  to be  submitted  to the Trust
Administrator and the Trustee pursuant to this Section 13.07.

                  SECTION 13.08.    Accountant's Attestation

                  By March 15 of each year,  commencing in the calendar  year  following the calendar year in which the Closing Date of the related  Series occurs,  the Master  Servicer,  the Trust  Administrator, the Modification  Oversight Agent and each Servicer,  each at its own expense,  shall cause, and each such party shall cause any Servicing  Function  Participant  engaged by it to cause, each at its own expense, a registered  public  accounting  firm (which may also render  other  services to the Master  Servicer,  the
Trust  Administrator,  the  Modification  Oversight Agent or a Servicer or such other  Servicing  Function
Participants,  as the case may be) and that is a member of the  American  Institute  of  Certified  Public
Accountants  to furnish a report  (the  "Accountant's  Attestation")  to the Trust  Administrator  and the
Depositor,  to the effect that (i) it has obtained a  representation  regarding  certain  matters from the management  of such party,  which  includes an assertion  that such party has  complied  with the Relevant
Servicing  Criteria,  and (ii) on the basis of an  examination  conducted by such firm in accordance  with standards for  attestation  engagements  issued or adopted by the PCAOB, it is expressing an opinion as to whether such party's  compliance  with the Relevant  Servicing  Criteria was fairly stated in all material respects,  or it cannot express an overall  opinion  regarding such party's  assessment of compliance with the  Relevant  Servicing  Criteria.  In the  event  that an  overall  opinion  cannot be  expressed,  such registered  public  accounting  firm shall  state in such  report  why it was  unable to  express  such an opinion.  Such report must be available for general use and not contain restricted use language.

                  Promptly  after  receipt of such  Accountant's  Attestations  from the Master  Servicer, each Servicer,  each  Designated  Servicer,  each Custodian,  the Trust  Administrator,  the  Modification
Oversight Agent or any Servicing  Function  Participant  engaged by such parties,  (i) the Depositor shall review the report and, if  applicable,  consult with such parties as to the nature of any defaults by such parties,  in the  fulfillment  of any of each  such  party's  obligations  hereunder  or under  any  other applicable  agreement,  and (ii) the Trust  Administrator shall confirm that each Assessment of Compliance is coupled with an Accountant's  Attestation  meeting the  requirements of this  Section 13.08  and notify the Depositor of any  exceptions.  None of such parties shall be required to deliver any such  assessments until March 30 in any given year so long as it has received written  confirmation  from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

                  The  Master  Servicer  shall  include  each  such  attestation  furnished  to it by  the
Servicers  with  its  own  attestation  to be  submitted  to the  Trust  Administrator  pursuant  to  this
Section 13.08.

                  In the  event  the  Master  Servicer,  the  Trust  Administrator,  the  Custodians,  any
Servicer,  the  Modification  Oversight Agent or any Servicing  Function  Participant  engaged by any such party,  is  terminated,  assigns its rights and duties  under,  or resigns  pursuant to the terms of, this
Agreement,  or  any  applicable  Custodial  Agreement,  Designated  Servicing  Agreement  or  Subservicing
Agreement,  as the case  may be,  such  party  shall,  at its  sole  expense,  cause a  registered  public accounting  firm to  provide an  attestation  pursuant  to this  Section 13.08,  or such other  applicable agreement, notwithstanding any such termination, assignment or resignation.

                  The Master  Servicer shall enforce any  obligation of the  Designated  Servicers and the
Custodians,  to the  extent  set forth in the  related  Designated  Servicing  Agreement  and the  related
Custodial  Agreement,  as applicable,  to deliver to the Master Servicer an attestation as may be required pursuant  to, the related  Designated  Servicing  Agreement  or Custodial  Agreement  as  applicable.  The
Master  Servicer  shall  include  each  such  attestation  with  its own  Accountant's  Attestation  to be submitted to the Trust Administrator pursuant to this Section 13.08.

                  SECTION 13.09.    Sarbanes-Oxley Certification

                  Each  Form 10-K  shall  include a  certification  (the  "Sarbanes-Oxley  Certification")
required  to be  included  therewith  pursuant  to the  Sarbanes-Oxley  Act.  Each  Servicer,  the  Master
Servicer,  the Modification  Oversight Agent and the Trust Administrator shall provide, and each Servicer, the  Master  Servicer,  the  Modification  Oversight  Agent and the Trust  Administrator  shall  cause any
Servicing  Function  Participant  engaged by it to,  provide  to the  Person who signs the  Sarbanes-Oxley
Certification  (the  "Certifying  Person"),  by March 15 of each year in which the Trust is subject to the reporting  requirements  of the  Exchange  Act and  otherwise  within a  reasonable  period  of time  upon request,  a  certification  (each, a "Back-Up  Certification"),  in the form attached hereto as Exhibit V, upon which the  Certifying  Person,  the entity for which the  Certifying  Person acts as an officer,  and
such  entity's   officers,   directors  and  Affiliates   (collectively   with  the   Certifying   Person,
"Certification  Parties") can  reasonably  rely.  The Depositor  shall serve as the  Certifying  Person on behalf  of the  Trust.  In the  event the  Master  Servicer,  the  Trust  Administrator  or any  Servicing
Function  Participant  engaged  by such  party is  terminated  or  resigns  pursuant  to the terms of this
Agreement,  or any  applicable  Subservicing  Agreement,  as the case may be, such party  shall  provide a
Back-Up  Certification to the Certifying Person pursuant to this  Section 13.09 with respect to the period of time it was subject to this Agreement or any applicable Subservicing Agreement, as the case may be.

                  The Master  Servicer shall enforce any obligation of the  Designated  Servicers,  to the extent set forth in the  related  Designated  Servicing  Agreement,  to  deliver to the Master  Servicer a certification  similar to the Back-Up  Certification as may be required pursuant to the related Designated
Servicing Agreement.

                                                        -125-

                  SECTION 13.10.    Indemnification

                  Each  party  required  to  deliver  an  Assessment  of  Compliance  and an  Accountant's
Attestation  and/or an Item 1123  Certification  under  Article XIII  (each, a  "Responsible  Party) shall indemnify and hold  harmless the Trust  Administrator,  the Master  Servicer and the Depositor and each of their  directors,  officers,  employees,  agents,  and  affiliates  from and  against  any and all claims, losses, damages,  penalties,  fines,  forfeitures,  reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such  Responsible  Party of any if its obligations  under this Article XIII  including  particularly its obligation to provide any Assessment of Compliance and an Accountant's  Attestation and/or an Item 1123 Certification or any information,  data or material  required to be included in any Exchange Act report,  (b) any  misstatement or omission in any information,  data  or  materials  provided  by such  Responsible  Party  (or,  in the  case of the  Trust
Administrator or Master Servicer,  any material  misstatement of material  omission in (i) any  Compliance
Statement,  Assessment of Compliance or Attestation  report delivered by it, or by any Servicing  Function
Participant  engaged by it, pursuant to this  Agreement,  or (ii) any Additional  Form 10-D  Disclosure or
Additional  Form 10-K  Disclosure  concerning the Master Servicer or the Trust  Administrator,  or (c) the
negligence,  bad faith or willful  misconduct of such Responsible Party in connection with the performance of any if its  obligations  hereunder.  If the  indemnification  provided  for  herein is  unavailable  or insufficient to hold harmless the Master Servicer,  the Trust  Administrator  or the Depositor,  then each
Responsible  Party  agrees  that  it  shall  contribute  to the  amount  paid  or  payable  by  the  Trust
Administrator,  the Master Servicer or the Depositor,  as applicable,  as a result of any claims,  losses, damages or liabilities  incurred by the Master  Servicer,  the Trust  Administrator  or the Depositor,  as
applicable,  in such  proportion as is appropriate  to reflect the relative fault of the Master  Servicer, the Trust  Administrator or the Depositor,  as applicable,  on the one hand and such Responsible Party, on the other.  This  indemnification  shall survive the  termination of this Agreement or the  termination of any party to this Agreement.

                               [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                        -126-

                                                EXHIBIT A

                                       FORM OF CLASS A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,
AND ANY  CERTIFICATE  ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED
BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS
IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY  TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED  OWNER HEREOF,  CEDE & CO.,
HAS AN INTEREST HEREIN.

SOLELY  FOR U.S.  FEDERAL  INCOME  TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS  OWNERSHIP  OF A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                                                        A-1

Certificate No.                             :        A-__-1

Cut-off Date                                :        _______________

First Distribution Date                     :        _______________

Initial Certificate Balance
of this Certificate
("Denomination")                            :        _______________

Initial Certificate Balances
of all Certificates
of this Class                               :        _______________

CUSIP                                       :        _______________

Pass-Through Rate                           :        Variable

Maturity Date                               :        _______________

                                                        A-2

                           CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                          Credit Suisse First Boston Mortgage Securities Corp.,
                 Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name]
                                            Class [__]-A-[__]

                  evidencing a percentage  interest in the distributions  allocable to the Certificates of the  above-referenced  Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate  conventional  mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         Principal  in  respect  of  this  Certificate  is  distributable  monthly  as set  forth  herein.
Accordingly,  the Certificate  Balance at any time may be less than the  Certificate  Balance as set forth herein.  This  Certificate  does not evidence an obligation  of, or an interest in, and is not  guaranteed by the Depositor,  the Seller, the Master Servicer, the Servicers,  the Special Servicer, the Modification
Oversight  Agent,  the Trust  Administrator  or the Trustee  referred to below or any of their  respective
affiliates.   Neither  this  Certificate  nor  the  Mortgage  Loans  are  guaranteed  or  insured  by  any governmental agency or instrumentality.

         This certifies that CEDE & CO., is the registered owner of the Percentage  Interest  evidenced by this  Certificate  (obtained by dividing the  denomination  of this  Certificate  by the  aggregate of the denominations  of all  Certificates  of the Class to which this  Certificate  belongs) in certain  monthly distributions  with  respect to a Trust Fund  consisting  primarily  of the  Mortgage  Loans  deposited by
Credit  Suisse  First Boston  Mortgage  Securities  Corp.  (the  "Depositor").  The Trust Fund was created pursuant to a Series  Supplement  dated as of the Cut-off Date  specified  above and the Standard Terms of
Pooling and Servicing  Agreement dated  February 1,  2007(collectively,  the "Agreement") by and among the
Depositor,  the  Seller(s),  the Master  Servicer,  the Trust  Administrator,  the Special  Servicer,  the
Modification  Oversight Agent, the Trustee and the Servicers that are party to the Series  Supplement.  To the extent not  defined  herein,  the  capitalized  terms used herein  have the  meanings  assigned in the
Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate  by virtue of the  acceptance  hereof assents and by which such Holder is bound.

         Reference is hereby made to the further  provisions of this  Certificate set forth on the reverse hereof,  which  further  provisions  shall for all  purposes  have the same effect as if set forth at this place.

         This  Certificate  shall not be entitled to any benefit  under the  Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

                                                        A-3

         IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  ___________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By __________________________________
Countersigned:

By ___________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                        A-4

                                                EXHIBIT B

                                     FORM OF CLASS [__]-M CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,
AND ANY  CERTIFICATE  ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED
BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS
IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY  TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED  OWNER HEREOF,  CEDE & CO.,
HAS AN INTEREST HEREIN.

SOLELY  FOR U.S.  FEDERAL  INCOME  TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS  OWNERSHIP  OF A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT  TO  CERTAIN  CERTIFICATES  AS  DESCRIBED  IN THE
AGREEMENT REFERRED TO HEREIN.

                                                        B-1

Certificate No.                             :        1

Cut-off Date                                :        _______________

First Distribution Date                     :        _______________

Initial Certificate Balance
of this Certificate
("Denomination")                            :        _______________

Initial Certificate Balances
of all Certificates
of this Class                               :        _______________

CUSIP                                       :        _______________

Pass-Through Rate                           :        Variable

Maturity Date                               :        _______________

                                                        B-2

                           CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                         [Name of Series Trust],
                 Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name]
                                            Class [__]-M-[__]

                  evidencing a percentage  interest in the distributions  allocable to the Certificates of the  above-referenced  Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate  conventional  mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         Principal  in  respect  of  this  Certificate  is  distributable  monthly  as set  forth  herein.
Accordingly,  the Certificate  Balance at any time may be less than the  Certificate  Balance as set forth herein.  This  Certificate  does not evidence an obligation  of, or an interest in, and is not  guaranteed by the Depositor,  the Seller, the Master Servicer, the Servicers,  the Special Servicer, the Modification
Oversight  Agent,  the Trust  Administrator  or the Trustee  referred to below or any of their  respective
affiliates.   Neither  this  Certificate  nor  the  Mortgage  Loans  are  guaranteed  or  insured  by  any governmental agency or instrumentality.

         This certifies that CEDE & CO., is the registered owner of the Percentage  Interest  evidenced by this  Certificate  (obtained by dividing the  denomination  of this  Certificate  by the  aggregate of the denominations  of all  Certificates  of the Class to which this  Certificate  belongs) in certain  monthly distributions  with  respect to a Trust Fund  consisting  primarily  of the  Mortgage  Loans  deposited by
Credit  Suisse  First Boston  Mortgage  Securities  Corp.  (the  "Depositor").  The Trust Fund was created pursuant to a Series  Supplement  dated as of the Cut-off Date  specified  above and the Standard Terms of
Pooling and Servicing Agreement dated February 1,  2007  (collectively,  the "Agreement") by and among the
Depositor,  the  Seller(s),  the Master  Servicer,  the Trust  Administrator,  the Special  Servicer,  the
Modification  Oversight Agent, the Trustee and the Servicers that are party to the Series  Supplement.  To the extent not  defined  herein,  the  capitalized  terms used herein  have the  meanings  assigned in the
Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate  by virtue of the  acceptance  hereof assents and by which such Holder is bound.

         Reference is hereby made to the further  provisions of this  Certificate set forth on the reverse hereof,  which  further  provisions  shall for all  purposes  have the same effect as if set forth at this place.

         This  Certificate  shall not be entitled to any benefit  under the  Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

                                                        B-3

         IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By ____________________________________
Countersigned:

By ___________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                        C-1

                                                EXHIBIT C

                                     FORM OF CLASS [__]-B CERTIFICATE

SOLELY  FOR U.S.  FEDERAL  INCOME  TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS  OWNERSHIP  OF A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT  TO  CERTAIN  CERTIFICATES  AS  DESCRIBED  IN THE
AGREEMENT REFERRED TO HEREIN.

[THIS  CERTIFICATE HAS NOT BEEN REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT").  ANY
RESALE OR TRANSFER OF THIS CERTIFICATE  WITHOUT  REGISTRATION  THEREOF UNDER THE ACT MAY ONLY BE MADE IN A
TRANSACTION  EXEMPTED FROM THE REGISTRATION  REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS
OF THE AGREEMENT REFERRED TO HEREIN.]

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT,  AN ERISA-RESTRICTED  CERTIFICATE OR ANY INTEREST HEREIN MAY
NOT BE  TRANSFERRED  UNLESS THE  TRANSFEREE  DELIVERS TO THE TRUSTEE  (I) A  REPRESENTATION  LETTER TO THE
EFFECT THAT SUCH  TRANSFEREE  IS NOT AN  EMPLOYEE  BENEFIT  PLAN OR  ARRANGEMENT  SUBJECT TO THE  EMPLOYEE
RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS AMENDED  ("ERISA")  OR SECTION 4975 OF THE CODE OR A PERSON
USING THE ASSETS OF SUCH A PLAN OR  ARRANGEMENT  OR (II) IF THE PURCHASER IS AN INSURANCE  COMPANY AND THE
CERTIFICATE  HAS BEEN THE SUBJECT OF AN  ERISA-QUALIFYING  UNDERWRITING,  A  REPRESENTATION  IN ACCORDANCE
WITH THE  PROVISIONS  OF THE  AGREEMENT  REFERRED  TO HEREIN OR (III) AN OPINION OF COUNSEL IN  ACCORDANCE
WITH THE  PROVISIONS OF THE AGREEMENT  REFERRED TO HEREIN.  IN THE EVENT THE  REPRESENTATIONS  REFERRED TO
IN THE PRECEDING  SENTENCE ARE NOT  FURNISHED,  SUCH  REPRESENTATION  SHALL BE DEEMED TO HAVE BEEN MADE TO
THE TRUSTEE BY THE TRANSFEREE'S  ACCEPTANCE OF THIS CERTIFICATE,  OR BY ANY BENEFICIAL OWNER WHO PURCHASES
AN INTEREST IN THIS  CERTIFICATE  IF SUCH  CERTIFICATE  IS A BOOK-ENTRY  CERTIFICATE.  IN THE EVENT THAT A
REPRESENTATION  IS VIOLATED,  OR ANY ATTEMPT TO TRANSFER  THIS  CERTIFICATE  TO A PLAN OR  ARRANGEMENT  OR
PERSON  USING A PLAN'S OR  ARRANGEMENT'S  ASSETS IS  ATTEMPTED  WITHOUT THE DELIVERY TO THE TRUSTEE OF THE
OPINION OF COUNSEL  DESCRIBED  ABOVE, THE ATTEMPTED  TRANSFER OR ACQUISITION OF THIS CERTIFICATE  SHALL BE
VOID AND OF NO EFFECT.

                                                        C-2

Certificate No.                             :        1

Cut-off Date                                :        _______________

First Distribution Date                     :        _______________

Initial Certificate Balance
of this Certificate
("Denomination")                            :        _______________

Initial Certificate Balances
of all Certificates
of this Class                               :        _______________

Percentage Interest                         :        100%

CUSIP                                       :        _______________

Pass-Through Rate                           :        Variable

Maturity Date                               :        _______________

                                                        C-2

                           CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                         [Name of Series Trust],
                 Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name]
                                            Class [__]-B-[__]

                  evidencing a percentage  interest in the distributions  allocable to the Certificates of the  above-referenced  Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate  conventional  mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         This  Certificate  does not evidence an obligation  of, or an interest in, and is not  guaranteed by the Depositor,  the Seller, the Master Servicer, the Servicers,  the Special Servicer, the Modification
Oversight  Agent,  the Trustee or the Trust  Administrator  referred  to below or any of their  respective
affiliates.   Neither  this  Certificate  nor  the  Mortgage  Loans  are  guaranteed  or  insured  by  any governmental agency or instrumentality.

         This certifies that  [_____________________________________________],  is the registered owner of the Percentage  Interest  evidenced by this  Certificate  (obtained by dividing the  denomination  of this
Certificate  by the  aggregate  of the  denominations  of all  Certificates  of the  Class to  which  this
Certificate  belongs) in certain monthly  distributions with respect to a Trust Fund consisting  primarily
of  the  Mortgage  Loans  deposited  by  Credit  Suisse  First  Boston  Mortgage   Securities  Corp.  (the
"Depositor").  The Trust Fund was created  pursuant to a Series  Supplement  dated as of the Cut-off  Date specified  above and the  Standard  Terms of  Pooling  and  Servicing  Agreement  dated  February 1,  2007
(collectively,  the "Agreement") by and among the Depositor, the Seller(s), the Master Servicer, the Trust
Administrator,  the Special  Servicer,  the  Modification  Oversight  Agent, the Trustee and the Servicers
that are party to the Series  Supplement.  To the extent not defined herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         [For  Privately  Offered Certs only] [No transfer of this  Certificate  shall be made unless such transfer  is made  pursuant  to an  effective  registration  statement  under the  Securities  Act and any applicable state securities laws or is exempt from the registration  requirements  under said Act and such laws. In the event that a transfer is to be made in reliance  upon an exemption  from the  Securities  Act
and  such  laws,  in  order  to  assure   compliance   with  the   Securities   Act  and  such  laws,  the
Certificateholder  desiring to effect such transfer and such  Certificateholder's  prospective  transferee shall  each  certify  to the Trust  Administrator  in  writing  the facts  surrounding  the  transfer  and
(i) deliver a letter in  substantially  the form of either Exhibit L and either  (A) Exhibit M 1, provided that  all of the  Certificates  of the  Class  shall  be  transferred  to one  investor  or the  Depositor otherwise  consents to such  transfer,  or  (B) Exhibit  M-2 or (ii) there shall be delivered to the Trust
Administrator  at the  expense of the  transferor  an Opinion of Counsel  that such  transfer  may be made pursuant to an exemption  from the  Securities  Act. The Holder  hereof  desiring to affect such  transfer shall,  and does hereby  agree to,  indemnify  the  Trustee,  the Trust  Administrator  and the  Depositor
against any liability  that may result if the transfer is not so exempt or is not made in accordance  with such federal and state laws.]

         Pursuant to  Section 6.02(f)  of the Agreement,  no transfer of an  ERISA-Restricted  Certificate shall be made  unless  the  Trustee  shall have  received  either  (i) a  representation  letter  from the transferee of such ERISA-Restricted  Certificate,  acceptable to and in form and substance satisfactory to the  Trust  Administrator,  to the  effect  that  such  transferee  is not an  employee  benefit  plan  or

                                                        C-3

arrangement  subject to Section 406 of ERISA or  Section 4975 of the Code, or a person using the assets of any such plan or  arrangement  which  representation  letter shall not be an expense of the  Trustee,  the
Trust  Administrator  or  the  Trust  Fund,  (ii)  if  the  purchaser  is an  insurance  company  and  the
ERISA-Restricted  Certificate has been the subject of an ERISA-Qualifying  Underwriting,  a representation that the purchaser is an insurance  company which is purchasing such  Certificates with funds contained in an  "insurance  company  general  account"  (as  such  term  is  defined  in  Section V(e)  of  Prohibited
Transaction  Class Exemption  95-60 ("PTCE 95-60")) and that the purchase and holding of such  Certificate are  covered  under  Sections  I and III of PTCE  95-60 or (iii) in the case of any such  ERISA-Restricted
Certificate  presented for  registration in the name of an employee benefit plan subject to Section 406 of
ERISA or Section 4975  of the Code (or comparable  provisions of any subsequent  enactments),  or a person using such plan's or arrangement's  assets, an Opinion of Counsel  satisfactory to the Trust Administrator to the  effect  that  the  purchase  or  holding  of  such  Certificate  will  not  result  in  prohibited transactions  under  Section 406  of ERISA  and/or  Section 4975  of the Code  and  will not  subject  the
Depositor,  the  Trustee,  the Trust  Administrator,  the Master  Servicer  or any other  Servicer  to any obligation  in addition to those  undertaken in this  Agreement,  which Opinion of Counsel shall not be an expense  of  such  parties  or the  Trust  Fund.  In the  event  the  representations  referred  to in the preceding  sentence  are not  furnished,  such  representation  shall be  deemed  to have been made to the trustee by the transferee's  acceptance of an ERISA-Restricted  Certificate or by any beneficial owner who purchases an interest in this  certificate  in  book-entry  form.  In the event that a  representation  is violated,  or any attempt to transfer an  ERISA-Restricted  Certificate to a plan or arrangement or person using a plan's or  arrangement's  assets is  attempted  without the delivery to the Trustee of the Opinion of Counsel  described above, the attempted  transfer or acquisition of this certificate  shall be void and of no effect.

         Reference is hereby made to the further  provisions of this  Certificate set forth on the reverse hereof,  which  further  provisions  shall for all  purposes  have the same effect as if set forth at this place.

         This  Certificate  shall not be entitled to any benefit  under the  Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

                                                        C-4

         IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By ___________________________________
Countersigned:

By ___________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                        C-5

                                               EXHIBIT D-1

                                       FORM OF CLASS AR CERTIFICATE

SOLELY  FOR U.S.  FEDERAL  INCOME  TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS  OWNERSHIP  OF  "RESIDUAL
INTERESTS"  ISSUED  BY  "REAL  ESTATE  MORTGAGE   INVESTMENT   CONDUITS,"  AS  THOSE  TERMS  ARE  DEFINED,
RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER  THIS  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE  TRANSFERRED  UNLESS THE  PROPOSED  TRANSFEREE
DELIVERS TO THE TRUST  ADMINISTRATOR  A TRANSFEREE  AFFIDAVIT IN  ACCORDANCE  WITH THE  PROVISIONS  OF THE
AGREEMENT REFERRED TO HEREIN.

NEITHER THIS  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE TRANSFERRED  UNLESS THE TRANSFEREE  DELIVERS TO
THE TRUST  ADMINISTRATOR  A  REPRESENTATION  LETTER TO THE EFFECT THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE
BENEFIT PLAN OR ARRANGEMENT  SUBJECT TO THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED
("ERISA")  OR  ARRANGEMENT,  OR  SECTION  4975 OF THE CODE OR A PERSON  USING THE ASSETS OF SUCH A PLAN OR
ARRANGEMENT.  NOTWITHSTANDING  ANYTHING  ELSE TO THE  CONTRARY  HEREIN,  ANY  PURPORTED  TRANSFER  OF THIS
CERTIFICATE  TO OR ON BEHALF OF AN EMPLOYEE  BENEFIT PLAN OR  ARRANGEMENT  SUBJECT TO SECTION 406 OF ERISA
OR TO SECTION 4975 OF THE CODE SHALL BE VOID AND OF NO EFFECT.

                                                        D-1-1

Certificate No.                             :        1

Cut-off Date                                :        _______________

First Distribution Date                     :        _______________

Initial Certificate Balance
of this Certificate
("Denomination")                            :        _______________

Initial Certificate Balances
of all Certificates
of this Class                               :        _______________

CUSIP                                       :        _______________

Pass-Through Rate                           :        Variable

Maturity Date                               :        _______________

                                                        D-1-2

                           CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                         [Name of Series Trust],
                 Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name]
                                                 Class AR

                  evidencing  a  percentage  interest  in the  distributions  allocable  to the  Class  AR
                  Certificates  with respect to a Trust Fund consisting  primarily of a pool of adjustable rate  conventional  mortgage loans (the "Mortgage Loans") secured by first liens on one-
                  to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         Principal  in  respect  of  this  Certificate  is  distributable  monthly  as set  forth  herein.
Accordingly,  the Certificate  Balance at any time may be less than the  Certificate  Balance as set forth herein.  This  Certificate  does not evidence an obligation  of, or an interest in, and is not  guaranteed by the Depositor,  the Seller, the Master Servicer, the Servicers,  the Special Servicer, the Modification
Oversight  Agent,  the Trustee or the Trust  Administrator  referred  to below or any of their  respective
affiliates.   Neither  this  Certificate  nor  the  Mortgage  Loans  are  guaranteed  or  insured  by  any governmental agency or instrumentality.

         This  certifies  that  Credit  Suisse  Securities  (USA)  LLC,  is the  registered  owner  of the
Percentage  Interest  evidenced  by this  Certificate  (obtained  by  dividing  the  denomination  of this
Certificate  by the  aggregate  of the  denominations  of all  Certificates  of the  Class to  which  this
Certificate  belongs) in certain monthly  distributions with respect to a Trust Fund consisting  primarily
of  the  Mortgage  Loans  deposited  by  Credit  Suisse  First  Boston  Mortgage   Securities  Corp.  (the
"Depositor").  The Trust Fund was created  pursuant to a Series  Supplement  dated as of the Cut-off  Date specified  above and the  Standard  Terms of  Pooling  and  Servicing  Agreement  dated  February 1,  2007
(collectively,  the "Agreement") by and among the Depositor, the Seller(s), the Master Servicer, the Trust
Administrator,  the Special  Servicer,  the  Modification  Oversight  Agent, the Trustee and the Servicers
that are party to the Series  Supplement.  To the extent not defined herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Any  distribution  of the  proceeds of any  remaining  assets of the Trust Fund will be made only upon  presentment  and surrender of this Class AR Certificate at the Corporate  Trust Office or the office or agency maintained by the Trust Administrator in New York, New York.

         Pursuant to the  Agreement,  no transfer of this  Residual  Certificate  shall be made unless the
Trust Administrator  shall have received a representation  letter from the transferee of such Certificate, acceptable to and in form and substance  satisfactory to the Trust Administrator,  to the effect that such transferee  is  not  an  employee  benefit  plan  or  arrangement  subject  to  Section 406  of  ERISA  or
Section 4975  of the  Code,  or a  person  using  the  assets  of  any  such  plan  or  arrangement  which representation  letter  shall not be an  expense  of the  Trustee,  the Trust  Administrator  or the Trust
Fund. In the event the  representations  referred to in the  preceding  sentence are not  furnished,  such representation  shall  be  deemed  to  have  been  made to the  Trust  Administrator  by the  transferee's acceptance  of this  Residual  Certificate  or by any  beneficial  owner who purchases an interest in this
Certificate  in  book-entry  form.  In the event that a  representation  is  violated,  or any  attempt to transfer this Residual  Certificate  to a plan or  arrangement  or person using a plan's or  arrangement's assets is attempted,  the attempted  transfer or acquisition of this  Certificate  shall be void and of no effect.

                                                        D-1-3

         Each  Holder  of this  Class AR  Certificate  will be  deemed  to have  agreed to be bound by the restrictions  of the  Agreement,  including  but not  limited to the  restrictions  that  (i) each  person holding or acquiring any Ownership  Interest in this Class AR Certificate must be a Permitted  Transferee,
(ii) no Ownership  Interest in this Class AR Certificate may be transferred  without delivery to the Trust
Administrator  of a  transfer  affidavit  of the  initial  owner or the  proposed  transferee  in the form described in the Agreement,  (iii) each person  holding or acquiring any Ownership  Interest in this Class
AR  Certificate  must agree to require a  transferee  affidavit  from any other person to whom such person attempts to transfer  its  Ownership  Interest in this Class AR  Certificate  as required  pursuant to the
Agreement,  (iv) each person holding or acquiring an Ownership  Interest in this Class AR Certificate must agree not to transfer an Ownership  Interest in this Class AR Certificate if it has actual  knowledge that the proposed  transferee is not a Permitted  Transferee and (v) any attempted or purported transfer of any
Ownership  Interest in this Class AR  Certificate  in violation of such  restrictions  will be  absolutely null and void and will vest no rights in the purported transferee.

         Reference is hereby made to the further  provisions of this  Certificate set forth on the reverse hereof,  which  further  provisions  shall for all  purposes  have the same effect as if set forth at this place.

         This  Certificate  shall not be entitled to any benefit  under the  Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

                                                        D-1-4

         IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By ______________________________
Countersigned:

By ___________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                        D-1-5

                                               EXHIBIT D-2

                                      FORM OF CLASS AR-L CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER  THIS  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE  TRANSFERRED  UNLESS THE  PROPOSED  TRANSFEREE
DELIVERS TO THE TRUST  ADMINISTRATOR  A TRANSFEREE  AFFIDAVIT IN  ACCORDANCE  WITH THE  PROVISIONS  OF THE
AGREEMENT REFERRED TO HEREIN.

NEITHER THIS  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE TRANSFERRED  UNLESS THE TRANSFEREE  DELIVERS TO
THE TRUST  ADMINISTRATOR  A  REPRESENTATION  LETTER TO THE EFFECT THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE
BENEFIT PLAN OR  ARRANGEMENT  SUBJECT TO SECTION 406 OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF
1974,  AS AMENDED  ("ERISA") OR  ARRANGEMENT,  OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF
SUCH A  PLAN  OR  ARRANGEMENT.  NOTWITHSTANDING  ANYTHING  ELSE  TO THE  CONTRARY  HEREIN,  ANY  PURPORTED
TRANSFER  OF THIS  CERTIFICATE  TO OR ON BEHALF OF AN  EMPLOYEE  BENEFIT  PLAN OR  ARRANGEMENT  SUBJECT TO
SECTION 406 OF ERISA OR TO SECTION 4975 OF THE CODE SHALL BE VOID AND OF NO EFFECT.

                                                        D-2-1

Certificate No.                             :        1

Cut-off Date                                :        _______________

First Distribution Date                     :        _______________

Initial Certificate Balance
of this Certificate
("Denomination")                            :        _______________

Initial Certificate Balances
of all Certificates
of this Class                               :        _______________

CUSIP                                       :        _______________

Pass-Through Rate                           :        Variable

Maturity Date                               :        _______________

                                                        D-2-2

                           CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                         [Name of Series Trust],
                 Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name]
                                                Class AR-L

                  evidencing  a  percentage  interest  in the  distributions  allocable  to the Class AR-L
                  Certificates  with respect to a Trust Fund consisting  primarily of a pool of fixed rate conventional  mortgage  loans (the "Mortgage  Loans")  secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

                  Principal  in  respect  of  this  Certificate  is  distributable  monthly  as set  forth herein.  Accordingly,  the  Certificate  Balance at any time may be less than the  Certificate  Balance as set forth  herein.  This  Certificate  does not evidence an  obligation  of, or an interest in, and is not guaranteed by the  Depositor,  the Seller,  the Master  Servicer,  the Servicer,  the Trustee or the Trust
Administrator  referred to below or any of their respective  affiliates.  Neither this Certificate nor the
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

                  This certifies  that  [__________________________________],  is the registered  owner of the Percentage  Interest  evidenced by this  Certificate  (obtained by dividing the  denomination  of this
Certificate  by the  aggregate  of the  denominations  of all  Certificates  of the  Class to  which  this
Certificate  belongs) in certain monthly  distributions with respect to a Trust Fund consisting  primarily
of  the  Mortgage  Loans  deposited  by  Credit  Suisse  First  Boston  Mortgage   Securities  Corp.  (the
"Depositor").  The Trust Fund was created  pursuant to a Series  Supplement  dated as of the Cut-off  Date specified  above and the  Standard  Terms of  Pooling  and  Servicing  Agreement  dated  February 1,  2007
(collectively,  the "Agreement") by and among the Depositor, the Seller(s), the Master Servicer, the Trust
Administrator,  the Special  Servicer,  the  Modification  Oversight  Agent, the Trustee and the Servicers
that are party to the Series  Supplement.  To the extent not defined herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Any  distribution  of the  proceeds  of any  remaining  assets of the Trust Fund will be made only upon  presentment and surrender of this Class AR-L  Certificate at the Corporate Trust Office or
the office or agency maintained by the Trust Administrator in New York, New York.

                  Pursuant  to the  Agreement,  no  transfer of this  Residual  Certificate  shall be made unless the Trust  Administrator  shall have received a  representation  letter from the transferee of such
Certificate,  acceptable  to and in form and substance  satisfactory  to the Trust  Administrator,  to the effect that such  transferee is not an employee  benefit plan or  arrangement  subject to  Section 406  of
ERISA or  Section 4975  of the Code,  or a person using the assets of any such plan or  arrangement  which representation  letter  shall not be an  expense  of the  Trustee,  the Trust  Administrator  or the Trust
Fund. In the event the  representations  referred to in the  preceding  sentence are not  furnished,  such representation  shall  be  deemed  to  have  been  made to the  Trust  Administrator  by the  transferee's acceptance  of this  Residual  Certificate  or by any  beneficial  owner who purchases an interest in this
Certificate  in  book-entry  form.  In the event that a  representation  is  violated,  or any  attempt to transfer this Residual  Certificate  to a plan or  arrangement  or person using a plan's or  arrangement's assets is attempted,  the attempted  transfer or acquisition of this  Certificate  shall be void and of no effect.

                                                       D-2-3

                  Each  Holder of this Class AR-L  Certificate  will be deemed to have  agreed to be bound by the restrictions of the Agreement,  including but not limited to the restrictions  that (i) each person holding  or  acquiring  any  Ownership  Interest  in this  Class  AR-L  Certificate  must  be a  Permitted
Transferee,  (ii) no  Ownership  Interest  in this  Class  AR-L  Certificate  may be  transferred  without delivery  to the  Trust  Administrator  of a  transfer  affidavit  of the  initial  owner or the  proposed transferee in the form  described in the  Agreement,  (iii) each person holding or acquiring any Ownership
Interest  in this Class AR-L  Certificate  must agree to  require a  transferee  affidavit  from any other person to whom such person attempts to transfer its Ownership  Interest in this Class AR-L  Certificate as required  pursuant to the Agreement,  (iv) each person holding or acquiring an Ownership  Interest in this
Class AR-L  Certificate  must agree not to transfer an Ownership  Interest in this Class AR-L  Certificate if it has  actual  knowledge  that the  proposed  transferee  is not a  Permitted  Transferee  and (v) any attempted or purported  transfer of any Ownership  Interest in this Class AR-L Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

                  Reference  is hereby made to the further  provisions  of this  Certificate  set forth on the reverse hereof,  which further  provisions shall for all purposes have the same effect as if set forth at this place.

                  This  Certificate  shall not be entitled to any benefit  under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

                                                        D-2-4

                  IN WITNESS  WHEREOF,  the Trust  Administrator  has caused this  Certificate  to be duly executed.

Dated: __________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By____________________________________
Countersigned:

By ___________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                        D-2-5

                                                EXHIBIT E

                                       FORM OF CLASS P CERTIFICATE

SOLELY  FOR U.S.  FEDERAL  INCOME  TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS  OWNERSHIP  OF A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT  TO  CERTAIN  CERTIFICATES  AS  DESCRIBED  IN THE
AGREEMENT REFERRED TO HEREIN.

THIS  CERTIFICATE  HAS NOT BEEN REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT").  ANY
RESALE OR TRANSFER OF THIS CERTIFICATE  WITHOUT  REGISTRATION  THEREOF UNDER THE ACT MAY ONLY BE MADE IN A
TRANSACTION  EXEMPTED FROM THE REGISTRATION  REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS
OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION  6.02(f) OF THE AGREEMENT,  NEITHER THIS  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE
TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST  ADMINISTRATOR (I) A REPRESENTATION  LETTER TO THE
EFFECT THAT SUCH  TRANSFEREE  IS NOT AN  EMPLOYEE  BENEFIT  PLAN OR  ARRANGEMENT  SUBJECT TO THE  EMPLOYEE
RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS AMENDED  ("ERISA")  OR SECTION 4975 OF THE CODE OR A PERSON
USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT,  OR (II) IF THE PURCHASER IS AN INSURANCE  COMPANY AND THE
CERTIFICATE  HAS BEEN THE SUBJECT OF AN  ERISA-QUALIFYING  UNDERWRITING,  A  REPRESENTATION  IN ACCORDANCE
WITH THE  PROVISIONS  OF THE  AGREEMENT  REFERRED  TO HEREIN OR (III) AN OPINION OF COUNSEL IN  ACCORDANCE
WITH THE  PROVISIONS OF THE AGREEMENT  REFERRED TO HEREIN.  IN THE EVENT THE  REPRESENTATIONS  REFERRED TO
IN THE PRECEDING  SENTENCE ARE NOT  FURNISHED,  SUCH  REPRESENTATION  SHALL BE DEEMED TO HAVE BEEN MADE TO
THE TRUST  ADMINISTRATOR BY THE TRANSFEREE'S  ACCEPTANCE OF THIS  CERTIFICATE,  OR BY ANY BENEFICIAL OWNER
WHO PURCHASES AN INTEREST IN THIS  CERTIFICATE  IF SUCH  CERTIFICATE IS A BOOK-ENTRY  CERTIFICATE.  IN THE
EVENT THAT A  REPRESENTATION  IS  VIOLATED,  OR ANY  ATTEMPT TO  TRANSFER  THIS  CERTIFICATE  TO A PLAN OR
ARRANGEMENT  OR PERSON ACTING ON BEHALF OF A PLAN OR USING A PLAN'S OR  ARRANGEMENT'S  ASSETS IS ATTEMPTED
WITHOUT THE DELIVERY TO THE TRUST  ADMINISTRATOR OF THE OPINION OF COUNSEL  DESCRIBED ABOVE, THE ATTEMPTED
TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS  CERTIFICATE  HAS NO  PRINCIPAL  BALANCE  AND IS NOT  ENTITLED  TO ANY  DISTRIBUTIONS  IN  RESPECT OF
PRINCIPAL.

                                                        E-1

Certificate No.                             :        P-1

Cut-off Date                                :        _______________

First Distribution Date                     :        _______________

Percentage Interest                         :        ____%

CUSIP                                       :        _______________

Maturity Date                               :        _______________

                                                        E-2

                           CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                         [Name of Series Trust],
                Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name],
                                                 Class P

                  evidencing  a 100%  Percentage  Interest in the  distributions  allocable to the Class P
                  Certificates  with respect to a Trust Fund consisting  primarily of a pool of adjustable rate  conventional  mortgage loans (the "Mortgage Loans") secured by first liens on one-
                  to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         This  Certificate  does not evidence an obligation  of, or an interest in, and is not  guaranteed by the Depositor,  the Seller, the Master Servicer, the Servicers,  the Special Servicer, the Modification
Oversight  Agent,  the Trustee or the Trust  Administrator  referred  to below or any of their  respective
affiliates.   Neither  this  Certificate  nor  the  Mortgage  Loans  are  guaranteed  or  insured  by  any governmental agency or instrumentality.

         This certifies  that  _____________________________,  is the  registered  owner of the Percentage
Interest  evidenced by this Certificate  (obtained by dividing the denomination of this Certificate by the aggregate of the  denominations  of all  Certificates of the Class to which this  Certificate  belongs) in certain  monthly  distributions  with respect to a Trust Fund  consisting  primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage  Securities Corp. (the  "Depositor").  The Trust Fund was
created  pursuant to a Series  Supplement  dated as of the Cut-off Date  specified  above and the Standard
Terms of Pooling and Servicing  Agreement dated February 1,  2007  (collectively,  the "Agreement") by and among the Depositor,  the Seller(s),  the Master Servicer, the Trust Administrator,  the Special Servicer,
the Modification  Oversight Agent, the Trustee and the Servicers that are party to the Series  Supplement.
To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the
Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate  by virtue of the  acceptance  hereof assents and by which such Holder is bound.

         No  transfer of this  Certificate  shall be made  unless  such  transfer  is made  pursuant to an effective  registration  statement under the Securities Act and any applicable state securities laws or is exempt from the  registration  requirements  under said Act and such laws. In the event that a transfer is to be made in  reliance  upon an  exemption  from the  Securities  Act and such  laws,  in order to assure compliance with the Securities Act and such laws, the  Certificateholder  desiring to effect such transfer and such  Certificateholder's  prospective  transferee  shall each certify to the Trust  Administrator  in writing the facts  surrounding the transfer and (i) deliver a letter in  substantially  the form of either
Exhibit L and  either  (A)  Exhibit  M-1,  provided  that all of the  Certificates  of the Class  shall be transferred to one investor or the Depositor  otherwise  consents to such transfer,  or (B) Exhibit M-2 or
(ii) there shall be delivered to the Trust  Administrator  at the expense of the  transferor an Opinion of
Counsel  that such  transfer  may be made  pursuant to an exemption  from the  Securities  Act. The Holder hereof  desiring to effect such  transfer  shall,  and does hereby agree to,  indemnify  the Trustee,  the
Trust  Administrator  and the Depositor  against any  liability  that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         Pursuant to the Agreement,  no transfer of an  ERISA-Restricted  Certificate shall be made unless the Trust  Administrator  shall have received  either (i) a  representation  letter from the transferee of such  ERISA-Restricted  Certificate,  acceptable  to and in form and substance  satisfactory  to the Trust
Administrator,  to the effect that such transferee is not an employee benefit plan or arrangement  subject

                                                        E-3

to  Section 406  of ERISA or  Section 4975  of the Code,  or a person using the assets of any such plan or arrangement which  representation  letter shall not be an expense of the Trustee,  the Trust Administrator or the Trust Fund,  (ii) if the  purchaser is an insurance  company and the  ERISA-Restricted  Certificate has been the subject of an  ERISA-Qualifying  Underwriting,  a  representation  that the  purchaser  is an insurance  company which is purchasing such  Certificates  with funds  contained in an "insurance  company general  account" (as such term is defined in  Section V(e)  of  Prohibited  Transaction  Class  Exemption
95-60 ("PTCE  95-60")) and that the purchase and holding of such  Certificate are covered under Sections I and III of PTCE  95-60  or  (iii)  in the case of any  such  ERISA-Restricted  Certificate  presented  for registration  in the name of an employee  benefit plan subject to Section 406 of ERISA or  Section 4975 of the Code (or  comparable  provisions  of any  subsequent  enactments),  or a person  using such  plan's or arrangement's  assets,  an Opinion of Counsel  satisfactory to the Trust  Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited  transactions  under Section 406 of ERISA  and/or  Section 4975  of the Code and will not subject the  Depositor,  the  Trustee,  the Trust
Administrator,  the  Master  Servicer  or any  other  Servicer  to any  obligation  in  addition  to those undertaken  in this  Agreement,  which  Opinion of Counsel  shall not be an expense of such parties or the
Trust Fund.  In the event the  representations  referred to in the preceding  sentence are not  furnished, such  representation  shall be deemed to have been  made to the Trust  Administrator  by the  transferee's acceptance of an  ERISA-Restricted  Certificate  or by any  beneficial  owner who purchases an interest in this  certificate in book-entry form. In the event that a  representation  is violated,  or any attempt to transfer  an  ERISA-Restricted  Certificate  to a  plan  or  arrangement  or  person  using  a  plan's  or arrangement's  assets is  attempted  without  the  delivery to the Trust  Administrator  of the Opinion of
Counsel  described above, the attempted  transfer or acquisition of this certificate  shall be void and of no effect.

         Reference is hereby made to the further  provisions of this  Certificate  set forth following the signature  page hereof,  which  further  provisions  shall for all purposes have the same effect as if set forth at this place.

         This  Certificate  shall not be entitled to any benefit  under the  Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

         On any  Distribution  Date on which the Stated  Principal  Balance of Mortgage Loans in such Loan
Groups as are specified in the Agreement are less than those  percentages set forth in the Agreement,  all remaining  Mortgage Loans in such Loan Groups and all property  acquired in respect of such Mortgage Loans may be  purchased  as  provided  in the  Agreement.  In the  event  that  no  such  purchase  occurs,  the obligations  and  responsibilities  created by the Agreement will terminate upon the later of the maturity or other  liquidation  (or any advance with respect  thereto) of the last Mortgage  Loan  remaining in the
Trust  Fund  or  the   disposition  of  all  property  in  respect   thereof  and  the   distribution   to
Certificateholders  of all amounts  required to be  distributed  pursuant to the  Agreement.  In no event, however,  will the trust created by the Agreement  continue beyond the earlier of (i) the expiration of 21 years from the death of the last  survivor of the  descendants  living at the date of the  Agreement  of a certain person named in the Agreement or (ii) the  Distribution  Date  following the third  anniversary of the  scheduled  maturity  date of the Mortgage  Loan having the latest  scheduled  maturity date as of the related  Cut-off  Date.  Any term used  herein  that is defined in the  Agreement  shall have the  meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                                        E-4

         IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  _______________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By _________________________________
Countersigned:

By ___________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                        E-5

                                                EXHIBIT F

                                     FORM OF CLASS [__]-X CERTIFICATE

SOLELY  FOR U.S.  FEDERAL  INCOME  TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS  OWNERSHIP  OF A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT  TO  CERTAIN  CERTIFICATES  AS  DESCRIBED  IN THE
AGREEMENT REFERRED TO HEREIN.

THIS  CERTIFICATE  HAS NOT BEEN REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT").  ANY
RESALE OR TRANSFER OF THIS CERTIFICATE  WITHOUT  REGISTRATION  THEREOF UNDER THE ACT MAY ONLY BE MADE IN A
TRANSACTION  EXEMPTED FROM THE REGISTRATION  REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS
OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION  6.02(f) OF THE AGREEMENT,  NEITHER THIS  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE
TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST  ADMINISTRATOR (I) A REPRESENTATION  LETTER TO THE
EFFECT THAT SUCH  TRANSFEREE  IS NOT AN  EMPLOYEE  BENEFIT  PLAN OR  ARRANGEMENT  SUBJECT TO THE  EMPLOYEE
RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS AMENDED  ("ERISA")  OR SECTION 4975 OF THE CODE OR A PERSON
USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT,  OR (II) IF THE PURCHASER IS AN INSURANCE  COMPANY AND THE
CERTIFICATE  HAS BEEN THE SUBJECT OF AN  ERISA-QUALIFYING  UNDERWRITING,  A  REPRESENTATION  IN ACCORDANCE
WITH THE  PROVISIONS  OF THE  AGREEMENT  REFERRED  TO HEREIN OR (III) AN OPINION OF COUNSEL IN  ACCORDANCE
WITH THE  PROVISIONS OF THE AGREEMENT  REFERRED TO HEREIN.  IN THE EVENT THE  REPRESENTATIONS  REFERRED TO
IN THE PRECEDING  SENTENCE ARE NOT  FURNISHED,  SUCH  REPRESENTATION  SHALL BE DEEMED TO HAVE BEEN MADE TO
THE TRUST  ADMINISTRATOR BY THE TRANSFEREE'S  ACCEPTANCE OF THIS  CERTIFICATE,  OR BY ANY BENEFICIAL OWNER
WHO PURCHASES AN INTEREST IN THIS  CERTIFICATE  IF SUCH  CERTIFICATE IS A BOOK-ENTRY  CERTIFICATE.  IN THE
EVENT THAT A  REPRESENTATION  IS  VIOLATED,  OR ANY  ATTEMPT TO  TRANSFER  THIS  CERTIFICATE  TO A PLAN OR
ARRANGEMENT  OR PERSON ACTING ON BEHALF OF A PLAN OR USING A PLAN'S OR  ARRANGEMENT'S  ASSETS IS ATTEMPTED
WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL  DESCRIBED ABOVE, THE ATTEMPTED  TRANSFER OR
ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS  CERTIFICATE  HAS NO  PRINCIPAL  BALANCE  AND IS NOT  ENTITLED  TO ANY  DISTRIBUTIONS  IN  RESPECT OF
PRINCIPAL.

                                                        F-1

Certificate No.                             :        1

Cut-off Date                                :        _______________

First Distribution Date                     :        _______________

Initial Notional Amount of this
Certificate ("Denomination")                :        _______________

Initial Class Notional Amount of
all Certificates of this Class              :        _______________

Percentage Interest                         :        100%

CUSIP                                       :        _______________

Pass-Through Rate                           :        N/A

Maturity Date                               :        _______________

                                                        F-2

                           CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                         [Name of Series Trust],
                 Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name]
                                               Class [__]-X

                  evidencing  a 100%  Percentage  Interest  in the  distributions  allocable  to the Class
                  [__]-X  Certificates  with  respect to a Trust Fund  consisting  primarily  of a pool of adjustable  rate  conventional  mortgage loans (the "Mortgage  Loans")  secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         This  Certificate  does not evidence an obligation  of, or an interest in, and is not  guaranteed by the Depositor,  the Seller, the Master Servicer, the Servicers,  the Special Servicer, the Modification
Oversight  Agent,  the Trustee or the Trust  Administrator  referred  to below or any of their  respective
affiliates.   Neither  this  Certificate  nor  the  Mortgage  Loans  are  guaranteed  or  insured  by  any governmental agency or instrumentality.

         This certifies that  [_____________________________________________],  is the registered owner of the Percentage  Interest  evidenced by this  Certificate  (obtained by dividing the  denomination  of this
Certificate  by the  aggregate  of the  denominations  of all  Certificates  of the  Class to  which  this
Certificate  belongs) in certain monthly  distributions with respect to a Trust Fund consisting  primarily
of  the  Mortgage  Loans  deposited  by  Credit  Suisse  First  Boston  Mortgage   Securities  Corp.  (the
"Depositor").  The Trust Fund was created  pursuant to a Series  Supplement  dated as of the Cut-off  Date specified  above and the  Standard  Terms of  Pooling  and  Servicing  Agreement  dated  February 1,  2007
(collectively,  the "Agreement") by and among the Depositor, the Seller(s), the Master Servicer, the Trust
Administrator,  the Special  Servicer,  the  Modification  Oversight  Agent, the Trustee and the Servicers
that are party to the Series  Supplement.  To the extent not defined herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         No  transfer of this  Certificate  shall be made  unless  such  transfer  is made  pursuant to an effective  registration  statement under the Securities Act and any applicable state securities laws or is exempt from the  registration  requirements  under said Act and such laws. In the event that a transfer is to be made in  reliance  upon an  exemption  from the  Securities  Act and such  laws,  in order to assure compliance with the Securities Act and such laws, the  Certificateholder  desiring to effect such transfer and such  Certificateholder's  prospective  transferee  shall each certify to the Trust  Administrator  in writing the facts  surrounding the transfer and (i) deliver a letter in  substantially  the form of either
Exhibit L and  either  (A) Exhibit  M 1,  provided  that all of the  Certificates  of the  Class  shall be transferred to one investor or the Depositor  otherwise  consents to such transfer,  or (B) Exhibit M 2 or
(ii) there shall be delivered to the Trust  Administrator  at the expense of the  transferor an Opinion of
Counsel  that such  transfer  may be made  pursuant to an exemption  from the  Securities  Act. The Holder hereof  desiring to effect such  transfer  shall,  and does hereby agree to,  indemnify  the Trustee,  the
Trust  Administrator  and the Depositor  against any  liability  that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         Pursuant to the Agreement,  no transfer of an  ERISA-Restricted  Certificate shall be made unless the Trust  Administrator  shall have received  either (i) a  representation  letter from the transferee of such  ERISA-Restricted  Certificate,  acceptable  to and in form and substance  satisfactory  to the Trust
Administrator,  to the effect that such transferee is not an employee benefit plan or arrangement  subject

                                                        F-3

to  Section 406  of ERISA or  Section 4975  of the Code,  or a person using the assets of any such plan or arrangement which  representation  letter shall not be an expense of the Trustee,  the Trust Administrator or the Trust Fund,  (ii) if the  purchaser is an insurance  company and the  ERISA-Restricted  Certificate has been the subject of an  ERISA-Qualifying  Underwriting,  a  representation  that the  purchaser  is an insurance  company which is purchasing such  Certificates  with funds  contained in an "insurance  company general  account" (as such term is defined in  Section V(e)  of  Prohibited  Transaction  Class  Exemption
95-60 ("PTCE  95-60")) and that the purchase and holding of such  Certificate are covered under Sections I and III of PTCE  95-60  or  (iii)  in the case of any  such  ERISA-Restricted  Certificate  presented  for registration  in the name of an employee  benefit plan subject to Section 406 of ERISA or  Section 4975 of the Code (or  comparable  provisions  of any  subsequent  enactments),  or a person  using such  plan's or arrangement's  assets,  an Opinion of Counsel  satisfactory to the Trust  Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited  transactions  under Section 406 of ERISA  and/or  Section 4975  of the Code and will not subject the  Depositor,  the  Trustee,  the Trust
Administrator,  the  Master  Servicer  or any  other  Servicer  to any  obligation  in  addition  to those undertaken  in this  Agreement,  which  Opinion of Counsel  shall not be an expense of such parties or the
Trust Fund.  In the event the  representations  referred to in the preceding  sentence are not  furnished, such  representation  shall be deemed to have been  made to the Trust  Administrator  by the  transferee's acceptance of an  ERISA-Restricted  Certificate  or by any  beneficial  owner who purchases an interest in this  certificate in book-entry form. In the event that a  representation  is violated,  or any attempt to transfer  an  ERISA-Restricted  Certificate  to a  plan  or  arrangement  or  person  using  a  plan's  or arrangement's  assets is  attempted  without  the  delivery to the Trust  Administrator  of the Opinion of
Counsel  described above, the attempted  transfer or acquisition of this certificate  shall be void and of no effect.

         Reference is hereby made to the further  provisions of this  Certificate set forth on the reverse hereof,  which  further  provisions  shall for all  purposes  have the same effect as if set forth at this place.

         This  Certificate  shall not be entitled to any benefit  under the  Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

         On any  Distribution  Date on which the Stated  Principal  Balance of Mortgage Loans in such Loan
Groups as are specified in the Agreement are less than those  percentages set forth in the Agreement,  all remaining  Mortgage Loans in such Loan Groups and all property  acquired in respect of such Mortgage Loans may be  purchased  as  provided  in the  Agreement.  In the  event  that  no  such  purchase  occurs,  the obligations  and  responsibilities  created by the Agreement will terminate upon the later of the maturity or other  liquidation  (or any advance with respect  thereto) of the last Mortgage  Loan  remaining in the
Trust  Fund  or  the   disposition  of  all  property  in  respect   thereof  and  the   distribution   to
Certificateholders  of all amounts  required to be  distributed  pursuant to the  Agreement.  In no event, however,  will the trust created by the Agreement  continue beyond the earlier of (i) the expiration of 21 years from the death of the last  survivor of the  descendants  living at the date of the  Agreement  of a certain person named in the Agreement or (ii) the  Distribution  Date  following the third  anniversary of the  scheduled  maturity  date of the Mortgage  Loan having the latest  scheduled  maturity date as of the related  Cut-off  Date.  Any term used  herein  that is defined in the  Agreement  shall have the  meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                                        F-4

         IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By________________________________
Countersigned:

By ___________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                        F-5

                                                EXHIBIT G

                                     FORM OF REVERSE OF CERTIFICATES

                           CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                         [Name of Series Trust],
                 Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name]
                                           Class [__]-[__]-[__]

         This  Certificate is one of a duly authorized  issue of Certificates  designated as Credit Suisse
First Boston  Mortgage  Securities  Corp.,  Adjustable  Rate  Mortgage-Backed  Pass-Through  Certificates,
[Series  Name],   of  the  Series   specified  on  the  face  hereof  (herein   collectively   called  the
"Certificates"),  and  representing  a  beneficial  ownership  interest  in the Trust Fund  created by the
Agreement.

         The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the funds on deposit in the  Certificate  Account for payment  hereunder  and that  neither the Trustee nor the  Trust  Administrator  is liable to the  Certificateholders  for any  amount  payable  under  this
Certificate or the Agreement or, except as expressly  provided in the Agreement,  subject to any liability under the Agreement.

         This  Certificate  does not purport to  summarize  the  Agreement  and  reference  is made to the
Agreement  for the  interests,  rights  and  limitations  of  rights,  benefits,  obligations  and  duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

         Pursuant  to the  terms of the  Agreement,  a  distribution  will be made on the 25th day of each month,  or,  if such  25th  day is not a  Business  Day,  the  Business  Day  immediately  following  (the
"Distribution  Date"),  commencing on the first  Distribution  Date  specified on the face hereof,  to the
Person in whose name this  Certificate  is  registered at the close of business on the  applicable  Record
Date in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate and the amount  required  to be  distributed  to Holders of  Certificates  of the Class to which this  Certificate belongs  on such  Distribution  Date  pursuant  to the  Agreement.  The  Record  Date  applicable  to each
Distribution  Date is (1) with  respect to all  Certificates  other than the LIBOR  Certificates  that are
Book-Entry  Certificates on such Distribution  Date, the close of business on the last day of the calendar month  preceding  the month in which  such  Distribution  Date  occurs and  (2) with  respect to the LIBOR
Certificates  that are Book-Entry  Certificates  on such  Distribution  Date, the close of business on the
Business Day immediately preceding such Distribution Date.

         Distributions on this Certificate  shall be made by wire transfer of immediately  available funds to the account of the Holder hereof at a bank or other entity having appropriate  facilities therefor,  if such  Certificateholder  shall have so notified the Trust  Administrator in writing at least five Business
Days prior to the related Record Date and such  Certificateholder  shall satisfy the conditions to receive such form of payment set forth in the  Agreement,  or, if not, by check  mailed by first class mail to the address of such  Certificateholder  appearing in the Certificate Register.  The final distribution on each
Certificate  will be made in like manner,  but only upon  presentment and surrender of such Certificate at the Corporate Trust Office or such other location  specified in the notice to  Certificateholders  of such final distribution.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment thereof and the modification of the rights and obligations of the Trustee,  the Trust  Administrator and the rights of the
Certificateholders  under the Agreement at any time by the Depositor,  the Master Servicer, the Servicers, the  Special  Servicer,  the  Modification  Oversight  Agent,  the  Seller,  the  Trustee  and  the  Trust
Administrator  with the consent of the Holders of Certificates  affected by such amendment  evidencing the

                                                        G-1

requisite  Percentage  Interest,  as provided  in the  Agreement.  Any such  consent by the Holder of this
Certificate  shall  be  conclusive  and  binding  on such  Holder  and  upon all  future  Holders  of this
Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange  therefor or in lieu hereof  whether  or not  notation  of such  consent  is made upon this  Certificate.  The  Agreement  also permits the amendment  thereof,  in certain limited  circumstances,  without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this Certificate is registrable in the Certificate  Register of the Trust  Administrator upon surrender of this  Certificate  for  registration  of transfer at the Corporate Trust Office or the office or agency maintained  by the Trust  Administrator  in New York,  New York,  accompanied  by a written  instrument of transfer in form satisfactory to the Trust  Administrator  and the Certificate  Registrar duly executed by the holder hereof or such  holder's  attorney  duly  authorized in writing,  and thereupon one or more new
Certificates of the same Class in authorized  denominations  and evidencing the same aggregate  Percentage
Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The  Certificates are issuable only as registered  Certificates  without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are  exchangeable for new Certificates of the same Class in authorized  denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration of transfer or exchange,  but the Trust
Administrator  may  require  payment of a sum  sufficient  to cover any tax or other  governmental  charge payable in connection therewith.

         The  Depositor,  each  Servicer,  the Master  Servicer,  the  Seller,  the  Trustee and the Trust
Administrator  and any agent of the  Depositor,  each  Servicer,  the Master  Servicer,  the  Seller,  the
Trustee or the Trust  Administrator  may treat the Person in whose name this  Certificate is registered as the owner hereof for all purposes,  and none of the Depositor,  the Servicers,  the Master  Servicer,  the
Seller,  the  Trustee,  the Trust  Administrator  or any such agent shall be affected by any notice to the contrary.

         On any  Distribution  Date on which the Stated  Principal  Balance of Mortgage Loans in such Loan
Groups as are specified in the Agreement are less than those  percentages set forth in the Agreement,  all remaining  Mortgage Loans in such Loan Groups and all property  acquired in respect of such Mortgage Loans may be  purchased  as  provided  in the  Agreement.  In the  event  that  no  such  purchase  occurs,  the obligations  and  responsibilities  created by the Agreement will terminate upon the later of the maturity or other  liquidation  (or any advance with respect  thereto) of the last Mortgage  Loan  remaining in the
Trust  Fund  or  the   disposition  of  all  property  in  respect   thereof  and  the   distribution   to
Certificateholders  of all amounts  required to be  distributed  pursuant to the  Agreement.  In no event, however,  will the trust created by the Agreement  continue beyond the earlier of (i) the expiration of 21 years from the death of the last  survivor of the  descendants  living at the date of the  Agreement  of a certain person named in the Agreement or (ii) the  Distribution  Date  following the third  anniversary of the  scheduled  maturity  date of the Mortgage  Loan having the latest  scheduled  maturity date as of the related  Cut-off  Date.  Any term used  herein  that is defined in the  Agreement  shall have the  meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                                        G-2

                                                ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
___________________________________________________________________________________________
___________________________________________________________________________________________
___________________________________________________________________________________________
___________________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage  Interest  evidenced  by the within  Certificate  and hereby  authorizes  the  transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further  direct the Trust  Administrator  to issue a new  Certificate  of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

___________________________________________________________________________________________
Dated:

                                            Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________
_________________________________________________________________________________________________________,
for the account of_______________________________________________________________________________________,
account number ____________, or, if mailed by check, to___________________________________________________
__________________________________________________________________________________________________________
__________________________________________________________________________________________________________
Applicable statements should be mailed to_________________________________________________________________
__________________________________________________________________________________________________________
__________________________________________________________________________________________________________

This information is provided by, the assignee named above, or, as its agent.

                                                        G-3

                                               EXHIBIT H-1

                                       FORM OF SERVICER INFORMATION

The  following  information  will be emailed  to the Master  Servicer  by each  Servicer  and to the Trust
Administrator by the Master Servicer:

-------------------------------------------------------------------------- ----------- ----------------------------------- -------
                 Standard File Layout - Master Servicing
-------------------------------------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
Column Name                    Description                                 Decimal     Format Comment                      Max
                                                                                                                           Size
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------------------- ----------------------------------- -------
SER_INVESTOR_NBR               A value assigned by the Servicer to define a group of   Text up to 10 digits                    20
                               loans.
------------------------------ ------------------------------------------------------- ----------------------------------- -------
------------------------------ ------------------------------------------------------- ----------------------------------- -------
LOAN_NBR                       A unique identifier assigned to each loan by the        Text up to 10 digits                    10
                               investor.
------------------------------ ------------------------------------------------------- ----------------------------------- -------
------------------------------ ------------------------------------------------------- ----------------------------------- -------
SERVICER_LOAN_NBR              A unique number assigned to a loan by the Servicer.     Text up to 10 digits                    10
                               This may be different than the LOAN_NBR.
------------------------------ ------------------------------------------------------- ----------------------------------- -------
------------------------------ ------------------------------------------------------- ----------------------------------- -------
BORROWER_NAME                  The borrower name as received in the file.  It is not   Maximum length of 30 (Last, First)      30
                               separated by first and last name.
------------------------------ ------------------------------------------------------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
SCHED_PAY_AMT                  Scheduled monthly principal and scheduled       2       No commas(,) or dollar signs ($)        11
                               interest payment that a borrower is
                               expected to pay, P&I constant.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
NOTE_INT_RATE                  The loan interest rate as reported by the       4       Max length of 6                          6
                               Servicer.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
NET_INT_RATE                   The loan gross interest rate less the           4       Max length of 6                          6
                               service fee rate as reported by the
                               Servicer.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
SERV_FEE_RATE                  The servicer's fee rate for a loan as           4       Max length of 6                          6
                               reported by the Servicer.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
SERV_FEE_AMT                   The servicer's fee amount for a loan as         2       No commas(,) or dollar signs ($)        11
                               reported by the Servicer.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
NEW_PAY_AMT                    The new loan payment amount as reported         2       No commas(,) or dollar signs ($)        11
                               by the Servicer.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
NEW_LOAN_RATE                  The new loan rate as reported by the            4       Max length of 6                          6
                               Servicer.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
ARM_INDEX_RATE                 The index the Servicer is using to              4       Max length of 6                          6
                               calculate a forecasted rate.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
ACTL_BEG_PRIN_BAL              The borrower's actual principal balance         2       No commas(,) or dollar signs ($)        11
                               at the beginning of the processing cycle.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
ACTL_END_PRIN_BAL              The borrower's actual principal balance         2       No commas(,) or dollar signs ($)        11
                               at the end of the processing cycle.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------------------- ----------------------------------- -------
BORR_NEXT_PAY_DUE_DATE         The date at the end of processing cycle that the        MM/DD/YYYY                              10
                               borrower's next payment is due to the Servicer, as
                               reported by Servicer.
------------------------------ ------------------------------------------------------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
SERV_CURT_AMT_1                The first curtailment amount to be              2       No commas(,) or dollar signs ($)        11
                               applied.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------------------- ----------------------------------- -------
SERV_CURT_DATE_1               The curtailment date associated with the first          MM/DD/YYYY                              10
                               curtailment amount.
------------------------------ ------------------------------------------------------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
CURT_ADJ_ AMT_1                The curtailment interest on the first           2       No commas(,) or dollar signs ($)        11
                               curtailment amount, if applicable.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
SERV_CURT_AMT_2                The second curtailment amount to be             2       No commas(,) or dollar signs ($)        11
                               applied.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------------------- ----------------------------------- -------
SERV_CURT_DATE_2               The curtailment date associated with the second         MM/DD/YYYY                              10
                               curtailment amount.
------------------------------ ------------------------------------------------------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
CURT_ADJ_ AMT_2                The curtailment interest on the second          2       No commas(,) or dollar signs ($)        11
                               curtailment amount, if applicable.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
SERV_CURT_AMT_3                The third curtailment amount to be              2       No commas(,) or dollar signs ($)        11
                               applied.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------------------- ----------------------------------- -------
SERV_CURT_DATE_3               The curtailment date associated with the third          MM/DD/YYYY                              10
                               curtailment amount.
------------------------------ ------------------------------------------------------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
CURT_ADJ_AMT_3                 The curtailment interest on the third           2       No commas(,) or dollar signs ($)        11
                               curtailment amount, if applicable.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
PIF_AMT                        The loan "paid in full" amount as               2       No commas(,) or dollar signs ($)        11
                               reported by the Servicer.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------------------- ----------------------------------- -------
PIF_DATE                       The paid in full date as reported by the Servicer.      MM/DD/YYYY                              10
------------------------------ ------------------------------------------------------- ----------------------------------- -------
                                                                                       Action Code Key: 15=Bankruptcy,          2
                                                                                       30=Foreclosure, , 60=PIF,
                                                                                       63=Substitution, 65=Repurchase,
                                                                                       70=REO
------------------------------ ---------------------------------------------------------------------------------------------------
ACTION_CODE                    The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.
------------------------------ ---------------------------------------------------------------------------------------------------

                                                        H-1-1

------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
INT_ADJ_AMT                    The amount of the interest adjustment as        2       No commas(,) or dollar signs ($)        11
                               reported by the Servicer.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
SOLDIER_SAILOR_ADJ_AMT         The Soldier and Sailor Adjustment amount,       2       No commas(,) or dollar signs ($)        11
                               if applicable.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
NON_ADV_LOAN_AMT               The Non Recoverable Loan Amount, if             2       No commas(,) or dollar signs ($)        11
                               applicable.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
LOAN_LOSS_AMT                  The amount the Servicer is passing as a         2       No commas(,) or dollar signs ($)        11
                               loss, if applicable.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
SCHED_BEG_PRIN_BAL             The scheduled outstanding principal             2       No commas(,) or dollar signs ($)        11
                               amount due at the beginning of the cycle
                               date to be passed through to investors.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
SCHED_END_PRIN_BAL             The scheduled principal balance due to          2       No commas(,) or dollar signs ($)        11
                               investors at the end of a processing
                               cycle.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
SCHED_PRIN_AMT                 The scheduled principal amount as               2       No commas(,) or dollar signs ($)        11
                               reported by the Servicer for the current
                               cycle -- only applicable for
                               Scheduled/Scheduled Loans.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
SCHED_NET_INT                  The scheduled gross interest amount less        2       No commas(,) or dollar signs ($)        11
                               the service fee amount for the current
                               cycle as reported by the Servicer -- only
                               applicable for Scheduled/Scheduled Loans.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
ACTL_PRIN_AMT                  The actual principal amount collected by        2       No commas(,) or dollar signs ($)        11
                               the Servicer for the current reporting
                               cycle -- only applicable for
                               Actual/Actual Loans.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
ACTL_NET_INT                   The actual gross interest amount less the       2       No commas(,) or dollar signs ($)        11
                               service fee amount for the current
                               reporting cycle as reported by the
                               Servicer -- only applicable for
                               Actual/Actual Loans.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
PREPAY_PENALTY_ AMT            The penalty amount received when a              2       No commas(,) or dollar signs ($)        11
                               borrower prepays on his loan as reported
                               by the Servicer.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
PREPAY_PENALTY_ WAIVED         The prepayment penalty amount for the           2       No commas(,) or dollar signs ($)        11
                               loan waived by the servicer.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------

------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------------------- ----------------------------------- -------
MOD_DATE                       The Effective Payment Date of the Modification for      MM/DD/YYYY                              10
                               the loan.
------------------------------ ------------------------------------------------------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
MOD_TYPE                       The Modification Type.                                  Varchar - value can be alpha or         30
                                                                                       numeric
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------
DELINQ_P&I_ADVANCE_AMT         The current outstanding principal and           2       No commas(,) or dollar signs ($)        11
                               interest advances made by Servicer.
------------------------------ ------------------------------------------- ----------- ----------------------------------- -------

                                                        H-1-2

                                               EXHIBIT H-2

                                    REPORTING DATA FOR DEFAULTED LOANS

--------------------------------------- ---------------------------------------------------- ---------- --------------
Column/Header Name                                          Description                       Decimal   Format
                                                                                                        Comment
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
SERVICER_LOAN_NBR                       A unique number assigned to a loan by the
                                        Servicer.  This may be different than the LOAN_NBR
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
LOAN_NBR                                A unique identifier assigned to each loan by the
                                        originator.
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
CLIENT_NBR                              Servicer Client Number
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
SERV_INVESTOR_NBR                       Contains a unique number as assigned by an
                                        external servicer to identify a group of loans in
                                        their system.
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
BORROWER_FIRST_NAME                     First Name of the Borrower.
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
BORROWER_LAST_NAME                      Last name of the borrower.
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
PROP_ADDRESS                            Street Name and Number of Property
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
PROP_STATE                              The state where the  property located.
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
PROP_ZIP                                Zip code where the property is located.
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
BORR_NEXT_PAY_DUE_DATE                  The date that the borrower's next payment is due                MM/DD/YYYY
                                        to the servicer at the end of processing cycle, as
                                        reported by Servicer.
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
LOAN_TYPE                               Loan Type (i.e. FHA, VA, Conv)
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
BANKRUPTCY_FILED_DATE                   The date a particular bankruptcy claim was filed.               MM/DD/YYYY
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
BANKRUPTCY_CHAPTER_CODE                 The chapter under which the bankruptcy was filed.
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
BANKRUPTCY_CASE_NBR                     The case number assigned by the court to the
                                        bankruptcy filing.
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
POST_PETITION_DUE_DATE                  The payment due date once the bankruptcy has been               MM/DD/YYYY
                                        approved by the courts
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
BANKRUPTCY_DCHRG_DISM_DATE              The Date The Loan Is Removed From Bankruptcy.                   MM/DD/YYYY
                                        Either by Dismissal, Discharged and/or a Motion
                                        For Relief Was Granted.
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
LOSS_MIT_APPR_DATE                      The Date The Loss Mitigation Was Approved By The                MM/DD/YYYY
                                        Servicer
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
LOSS_MIT_TYPE                           The Type Of Loss Mitigation Approved For A Loan
                                        Such As;
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
LOSS_MIT_EST_COMP_DATE                  The Date The Loss Mitigation /Plan Is Scheduled To              MM/DD/YYYY
                                        End/Close
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
LOSS_MIT_ACT_COMP_DATE                  The Date The Loss Mitigation Is Actually Completed              MM/DD/YYYY
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
FRCLSR_APPROVED_DATE                    The date DA Admin sends a letter to the servicer                MM/DD/YYYY
                                        with instructions to begin foreclosure proceedings.
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
ATTORNEY_REFERRAL_DATE                  Date File Was Referred To Attorney to Pursue                    MM/DD/YYYY
                                        Foreclosure
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
FIRST_LEGAL_DATE                        Notice of 1st legal filed by an Attorney in a                   MM/DD/YYYY
                                        Foreclosure Action
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
FRCLSR_SALE_EXPECTED_DATE               The date by which a foreclosure sale is expected                MM/DD/YYYY
                                        to occur.
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
FRCLSR_SALE_DATE                        The actual date of the foreclosure sale.                        MM/DD/YYYY
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
FRCLSR_SALE_AMT                         The amount a property sold for at the foreclosure        2      No commas(,)
                                        sale.                                                           or dollar
                                                                                                        signs ($)
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
EVICTION_START_DATE                     The date the servicer initiates eviction of the                 MM/DD/YYYY
                                        borrower.
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
EVICTION_COMPLETED_DATE                 The date the court revokes legal possession of the              MM/DD/YYYY
                                        property from the borrower.
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
LIST_PRICE                              The price at which an REO property is marketed.          2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
LIST_DATE                               The date an REO property is listed at a particular              MM/DD/YYYY
                                        price.
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
OFFER_AMT                               The dollar value of an offer for an REO property.        2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
OFFER_DATE_TIME                         The date an offer is received by DA Admin or by                 MM/DD/YYYY
                                        the Servicer.
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
REO_CLOSING_DATE                        The date the REO sale of the property is scheduled              MM/DD/YYYY
                                        to close.
--------------------------------------- ---------------------------------------------------- ---------- --------------

                                                        H-2-1

--------------------------------------- ---------------------------------------------------- ---------- --------------
REO_ACTUAL_CLOSING_DATE                 Actual Date Of REO Sale                                         MM/DD/YYYY
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
OCCUPANT_CODE                           Classification of how the property is occupied.
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
PROP_CONDITION_CODE                     A code that indicates the condition of the
                                        property.
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
PROP_INSPECTION_DATE                    The date a  property inspection is performed.                   MM/DD/YYYY
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
APPRAISAL_DATE                          The date the appraisal was done.                                MM/DD/YYYY
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
CURR_PROP_VAL                            The current "as is" value of the property based         2
                                        on brokers price opinion or appraisal.
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
REPAIRED_PROP_VAL                       The amount the property would be worth if repairs        2
                                        are completed pursuant to a broker's price opinion
                                        or appraisal.
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
If applicable:
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
DELINQ_STATUS_CODE                      FNMA Code Describing Status of Loan
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
DELINQ_REASON_CODE                      The circumstances which caused a borrower to stop
                                        paying on a loan.   Code indicates the reason why
                                        the loan is in default for this cycle.
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
MI_CLAIM_FILED_DATE                     Date Mortgage Insurance Claim Was Filed With                    MM/DD/YYYY
                                        Mortgage Insurance Company.
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
MI_CLAIM_AMT                            Amount of Mortgage Insurance Claim Filed                        No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
MI_CLAIM_PAID_DATE                      Date Mortgage Insurance Company Disbursed Claim                 MM/DD/YYYY
                                        Payment
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
MI_CLAIM_AMT_PAID                       Amount Mortgage Insurance Company Paid On Claim          2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
POOL_CLAIM_FILED_DATE                   Date Claim Was Filed With Pool Insurance Company                MM/DD/YYYY
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
POOL_CLAIM_AMT                          Amount of Claim Filed With Pool Insurance Company        2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
POOL_CLAIM_PAID_DATE                    Date Claim Was Settled and The Check Was Issued By              MM/DD/YYYY
                                        The Pool Insurer
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
POOL_CLAIM_AMT_PAID                     Amount Paid On Claim By Pool Insurance Company           2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
FHA_PART_A_CLAIM_FILED_DATE              Date FHA Part A Claim Was Filed With HUD                       MM/DD/YYYY
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
FHA_PART_A_CLAIM_AMT                     Amount of FHA Part A Claim Filed                        2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
FHA_PART_A_CLAIM_PAID_DATE               Date HUD Disbursed Part A Claim Payment                        MM/DD/YYYY
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
FHA_PART_A_CLAIM_PAID_AMT                Amount HUD Paid on Part A Claim                         2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
FHA_PART_B_CLAIM_FILED_DATE               Date FHA Part B Claim Was Filed With HUD                      MM/DD/YYYY
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
FHA_PART_B_CLAIM_AMT                      Amount of FHA Part B Claim Filed                       2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
FHA_PART_B_CLAIM_PAID_DATE                 Date HUD Disbursed Part B Claim Payment                      MM/DD/YYYY
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
FHA_PART_B_CLAIM_PAID_AMT                Amount HUD Paid on Part B Claim                         2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
VA_CLAIM_FILED_DATE                      Date VA Claim Was Filed With the Veterans Admin                MM/DD/YYYY
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
VA_CLAIM_PAID_DATE                       Date Veterans Admin. Disbursed VA Claim Payment                MM/DD/YYYY
--------------------------------------- ---------------------------------------------------- ---------- --------------
--------------------------------------- ---------------------------------------------------- ---------- --------------
VA_CLAIM_PAID_AMT                        Amount Veterans Admin. Paid on VA Claim                 2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)
--------------------------------------- ---------------------------------------------------- ---------- --------------

                                                        H-2-2

                               Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
         o    ASUM-     Approved Assumption
         o    BAP-      Borrower Assistance Program
         o    CO-       Charge Off
         o    DIL-      Deed-in-Lieu
         o    FFA-      Formal Forbearance Agreement
         o    MOD-      Loan Modification
         o    PRE-      Pre-Sale
         o    SS-       Short Sale
         o    MISC-     Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept  alternative  Loss Mitigation Types to those above,  provided that they are consistent  with industry  standards.  If Loss  Mitigation  Types other than those above are used, the
Servicer must supply Wells Fargo Bank with a  description  of each of the Loss  Mitigation  Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
         o    Mortgagor
         o    Tenant
         o    Unknown
         o    Vacant

The Property Condition field should show the last reported condition of the property as follows:
         o    Damaged
         o    Excellent
         o    Fair
         o    Gone
         o    Good
         o    Poor
         o    Special Hazard
         o    Unknown

                                                        H-2-3

                                               EXHIBIT H-3

                                    FORM OF REALIZED LOSS CALCULATION

Calculation of Realized Loss/Gain Form 332- Instruction Sheet

         NOTE: Do not net or combine  items.  Show all expenses  individually  and all credits as separate line items.  Claim packages are due on the remittance  report date.  Late  submissions may result in claims not being passed until the following  month.  The Servicer is  responsible to remit all funds pending loss approval and /or resolution of any disputed items.

         The numbers on the 332 form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:
         1.       The Actual  Unpaid  Principal  Balance  of the  Mortgage  Loan.  For  documentation,  an
                  Amortization  Schedule  from date of default  through  liquidation  breaking out the net interest and servicing fees advanced is required.

         2.       The Total  Interest Due less the aggregate  amount of servicing fee that would have been earned  if all  delinquent  payments  had been made as  agreed.  For  documentation,  an
                  Amortization  Schedule  from date of default  through  liquidation  breaking out the net interest and servicing fees advanced is required.
         3.       Accrued  Servicing Fees based upon the Scheduled  Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation,  an Amortization Schedule from date of  default  through  liquidation  breaking  out the net  interest  and  servicing  fees advanced is required.
         4-12.    Complete as applicable.  Required documentation:
                  * For  taxes  and  insurance  advances  - see  page 2 of 332 form -  breakdown  required showing period of coverage,  base tax, interest,  penalty.  Advances prior to default require evidence of servicer efforts to recover advances.
                  * For escrow  advances - complete  payment  history  (to  calculate  advances  from last positive escrow balance forward)
                  * Other expenses -  copies of corporate advance history showing all payments
                  * REO repairs > $1500 require explanation
                  * REO repairs >$3000 require evidence of at least 2 bids.
                  * Short Sale or Charge Off  require  P&L  supporting  the  decision  and WFB's  approved
                     Servicing Officer Certification
                  * Unusual or extraordinary items may require further documentation.
         13.      The total of lines 1 through 12.

         Credits:

         14-21.   Complete as applicable.  Required documentation:
                  * Copy of the HUD 1 from  the REO  sale.  If a 3rd  Party  Sale,  bid  instructions  and
                  Escrow Agent / Attorney
                     Letter of Proceeds Breakdown.
                  *  Copy of EOB for any MI or gov't guarantee
                  *  All other credits need to be clearly defined on the 332 form

                                                        H-3-1

         22.      The total of lines 14 through 21.

         Please Note:      For HUD/VA  loans,  use line (18a) for Part  A/Initial  proceeds and line (18b)
                           for Part B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)
         23.      The  total  derived  from  subtracting  line 22 from  13.  If the  amount  represents  a
                  realized gain, show the amount in parenthesis (   ).

                                                        H-3-2

         Prepared by:  __________________                     Date:  _______________
         Phone:  ______________________   Email Address:_____________________

____________________________________________________________________________________________________________________________
Servicer Loan No.                     Servicer Name                             Servicer Address

____________________________________________________________________________________________________________________________

         WELLS FARGO BANK, N.A. Loan No._____________________________

         Borrower's Name: _________________________________________________________
         Property Address: _________________________________________________________

         Liquidation Type:  REO Sale                  3rd Party Sale            Short Sale       Charge
         Off

         Was this loan granted a Bankruptcy deficiency or cramdown              Yes         No
         If "Yes", provide deficiency or cramdown amount _______________________________________________

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan                  $ ______________ (1)
         (2)  Interest accrued at Net Rate                                       ________________(2)
         (3)  Accrued Servicing Fees                                             ________________(3)
         (4)  Attorney's Fees                                                    ________________(4)
         (5)  Taxes (see page 2)                                                 ________________(5)
         (6)  Property Maintenance                                              ________________ (6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                          ________________(7)
         (8)  Utility Expenses                                                   ________________(8)
         (9)  Appraisal/BPO                                                      ________________(9)
         (10) Property Inspections                                               ________________(10)
         (11) FC Costs/Other Legal Expenses                                      ________________(11)
         (12) Other (itemize)                                                    ________________(12)
                  Cash for Keys__________________________                        ________________(12)
                  HOA/Condo Fees_______________________                          ________________(12)
                  ______________________________________                         ________________(12)

                  Total Expenses                                                $ _______________(13)
         Credits:
         (14) Escrow Balance                                                    $ _______________(14)
         (15) HIP Refund                                                        ________________ (15)
         (16) Rental Receipts                                                   ________________ (16)

                                                        H-3-3

         (17) Hazard Loss Proceeds                                              ________________ (17)
         (18) Primary Mortgage Insurance / Gov't Insurance                      ________________ (18a)
         HUD Part A

         ________________           (18b) HUD Part B
         (19) Pool Insurance Proceeds                                           ________________ (19)
         (20) Proceeds from Sale of Acquired Property                           ________________ (20)
         (21) Other (itemize)                                                   ________________ (21)
              _________________________________________                         ________________ (21)

              Total Credits                                                     $________________(22)
         Total Realized Loss (or Amount of Gain)                                $________________(23)

                                                        H-3-4

Escrow Disbursement Detail

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------
      Type           Date Paid        Period of       Total Paid      Base Amount       Penalties        Interest
   (Tax /Ins.)                        Coverage
------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------
------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------
------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------
------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------
------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------
------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------
------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------
------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------
------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

                                                        H-3-5

                                                EXHIBIT I

                             FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

                                        [_________________, 200_]

U.S. Bank National Association
as Trustee for the
[Name of Series Trust]
Corporate Trust Services/Structured Finance
60 Livingston Avenue, EP MN WS3D
St. Paul, Minnesota 55107

Wells Fargo Bank, N.A.,
as Trust Administrator and Master Servicer for the
[Name of Series Trust]
9062 Old Annapolis Road,
Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010
Attention: Peter Sack

         Re:      Custodial  Agreement,  dated as of [Cut-off  Date of Series],  among U.S.  Bank National
                  Association,   as  Trustee,  Wells  Fargo  Bank,  N.A.,  as  Trust  Administrator,   and
                  [_______________], as Custodian.

Ladies and Gentlemen:

         In accordance with the provisions of Section 4 of the above-referenced  Custodial Agreement,  the undersigned,  as the  Custodian,  hereby  certifies as to each Mortgage Loan in the Mortgage Loan Schedule that (i) it has  received the  original  Mortgage  Note and  Assignment  of Mortgage  with respect to each
Mortgage Loan  identified on the Mortgage  Loan Schedule  attached  hereto and (ii) such Mortgage Note has been  reviewed by it and appears  regular on its face and relates to such  Mortgage  Loan.  The  Custodian
makes  no   representations  as  to  (i) the  validity,   legality,   enforceability,   sufficiency,   due
authorization  or  genuineness  of any of the documents  contained in each Custodial File or of any of the
Mortgage  Loans  or (ii)  the  collectability,  insurability,  effectiveness  or  suitability  of any such
Mortgage Loan.

         The  Custodian  hereby  confirms  that it is  holding  each such  Mortgage  Note,  Assignment  of
Mortgage and  Assignment  of Note as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole  direction,  of the Trustee  pursuant to the terms and conditions of the Custodial
Agreement.

         This Trust Receipt and Initial Certification is not divisible or negotiable.

         The  Custodian  will accept and act on  instructions  with respect to the Mortgage  Loans subject hereto  upon  surrender  of this Trust  Receipt  and  Initial  Certification  at its office at  [CUSTODIAN
ADDRESS], Attention:  Document Custodian.

                                                        I-1

         Capitalized  terms  used  herein  shall  have  the  meaning  ascribed  to them  in the  Custodial
Agreement.

                                                     [_______________________________],
                                                          as Custodian

                                                     By:_______________________________
                                                            Name:
                                                            Title:

                                                        I-2

                                                EXHIBIT J

                              FORM OF TRUST RECEIPT AND FINAL CERTIFICATION

                                                  [date]

U.S. Bank National Association
as Trustee for the
[Name of Series Trust]
Corporate Trust Services/Structured Finance
60 Livingston Avenue, EP MN WS3D
St. Paul, Minnesota 55107

Wells Fargo Bank, N.A.,
as Trust Administrator and Master Servicer for the
[Name of Series Trust]
9062 Old Annapolis Road,
Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010
Attention: Peter Sack

         Re:      Custodial  Agreement,  dated as of [Cut-off  Date of Series],  among U.S.  Bank National
                  Association,  as  Trustee,  Wells  Fargo  Bank,  N.A.,  as  Trust  Administrator,  and
                  [____________________], as Custodian

Ladies and Gentlemen:

         In  accordance  with  the  provisions  of  Section [5][6]  of  the   above-referenced   Custodial
Agreement,  the  undersigned,  as the Custodian,  hereby certifies that as to each Mortgage Loan listed on the Mortgage Loan  Schedule  (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment  hereto)  it has  reviewed  the  Custodial  Files and has  determined  that  (i) all  documents required to be  delivered  to it pursuant to  Sections 2(i)-(ix)  of the  Custodial  Agreement  are in its
possession;  (ii) such  documents have been reviewed by it and appear regular on their face and related to such  Mortgage  Loan;  (iii) all  Assignments  of Mortgage or  intervening  assignments  of  mortgage,  as applicable,  have been submitted for recording in the  jurisdictions in which recording is necessary;  and
(iv) each  Mortgage Note has been  endorsed as provided in  Section 2(ii)  of the Custodial  Agreement and each  Mortgage  has been  assigned in  accordance  with  Section 2(vi)  of the  Custodial  Agreement.  The
Custodian makes no  representations as to (i) the validity,  legality,  enforceability,  sufficiency,  due authorization  or  genuineness  of any of the documents  contained in each Custodial File or of any of the
Mortgage  Loans  or (ii)  the  collectability,  insurability,  effectiveness  or  suitability  of any such
Mortgage Loan.

         The Custodian  hereby  confirms that it is holding each such  Custodial  File as agent and bailee of, and  custodian  for the  exclusive  use and  benefit,  and subject to the sole  direction,  of Trustee pursuant to the terms and conditions of the Custodial Agreement.

                                                        J-1

         This Trust Receipt and Final Certification is not divisible or negotiable.

         The  Custodian  will accept and act on  instructions  with respect to the Mortgage  Loans subject hereto  upon  surrender  of this Trust  Receipt  and  Initial  Certification  at its office at  [CUSTODIAN
ADDRESS], Attention:  Document Custodian.

         Capitalized  terms  used  herein  shall  have  the  meaning  ascribed  to them  in the  Custodial
Agreement.

                                                     [_______________________________],
                                                          as Custodian

                                                     By:      ______________________________
                                                              Name:
                                                              Title:

                                                       J-2

                                                EXHIBIT K

                                       FORM OF REQUEST FOR RELEASE

                                                  [date]

To:  [Custodian]

                  In connection  with the  administration  of the Mortgage  Loans held by you as Custodian on behalf of the Trustee  under the Series  Supplement  dated as of  ___________________  and the Standard
Terms of Pooling and Servicing  Agreement dated February 1,  2007  (collectively,  the "Agreement") by and among the Depositor,  the Seller(s),  the Master Servicer, the Trust Administrator,  the Special Servicer,
the Modification  Oversight Agent, the Trustee and the Servicers that are party to the Series  Supplement, the  undersigned  hereby  requests a release of the Mortgage File held by you as Custodian with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor's Name:

Address:

Loan No.:

Reason for requesting file:

____          1.       Mortgage Loan paid in full.
                       (The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Certificate Account pursuant to the Agreement.)

____          2.       Mortgage Loan repurchased.(The Servicer hereby certifies that the Purchase Price has been credited to the Certificate Account pursuant to the Agreement.)

____          3.       The Mortgage Loan is being foreclosed.

____          4.       Other.  (Describe)
                  The  undersigned  acknowledges  that  the  above  Mortgage  File  will  be  held  by the undersigned  in  accordance  with the  provisions  of the  Agreement  and will be returned,  except if the
Mortgage  Loan has been paid in full or  repurchased  (in which case the Mortgage File will be retained by us permanently) when no longer required by us for such purpose.

                                                        K-1

                  Capitalized  terms  used  herein  shall  have  the  meanings  ascribed  to  them  in the
Agreement.

                                                     [NAME OF SERVICER]

                                                     By:      ________________________________________
                                                              Name:
                                                              Title:

                                                        K-2

                                                EXHIBIT L

                                      FORM OF TRANSFEROR CERTIFICATE
                                                  [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention: Peter Sack

Wells Fargo Bank, N.A.,
as Trust Administrator for the
[Name of Series Trust]
9062 Old Annapolis Road,
Columbia, MD 21045

                  Re:      [__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__
Ladies and Gentlemen:

                  In connection  with our  disposition  of the above  Certificates  we certify that (a) we understand that the  Certificates  have not been  registered  under the Securities Act of 1933, as amended
(the  "Act"),  and are  being  disposed  by us in a  transaction  that is  exempt  from  the  registration requirements of the Act, (b) we have not offered or sold any  Certificates  to, or solicited offers to buy any  Certificates  from, any person,  or otherwise  approached or negotiated  with any person with respect thereto,  in a manner that would be deemed,  or taken any other  action which would result in, a violation of  Section 5  of the Act,  (c) to the  extent  we are  disposing  of a Class AR  Certificate,  we have no knowledge  the  Transferee  is not a  Permitted  Transferee  and (d) to the extent we are  disposing  of a
Certificate  in reliance upon  Regulation S under the Act,  that such transfer has been effected  pursuant to and in accordance with Regulation S under the Act, and accordingly that:

                        (1)   the offer of the Certificates was not made to a person in the United States;

                        [(2)  at the time the buy order was  originated,  the  transferee  was outside the
                              United States or we and any person acting on our behalf reasonably  believed that the transferee was outside the United States;]*

                        [(2)  the  transaction  was  executed  in,  on  or  through  the  facilities  of a designated  offshore  securities market and neither us nor any person acting on our behalf knows that the  transaction  was  prearranged  with a buyer in the United States;]*

                        *  Insert one of these two provisions.

                        (3)   no  directed  selling  efforts  have  been  made  in  contravention  of  the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

                        (4)   the  transaction  is not part of a plan or scheme to evade the  registration requirements of the Act.

                                                     Very truly yours,

                                                     ______________________________________________

                                                        L-1

                                                     Print Name of Transferor

                                                     By: __________________________________________
                                                              Authorized Officer

                                                        K-2

                                               EXHIBIT M-1

                                        FORM OF INVESTMENT LETTER
                                                  [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention: Peter Sack

Wells Fargo Bank, N.A.,
as Trust Administrator for the
[Name of Series Trust]
9062 Old Annapolis Road,
Columbia, MD 21045

                  Re:      [__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

                  In connection  with our  acquisition  of the above  Certificates  we certify that (a) we understand that the  Certificates  are not being  registered  under the Securities Act of 1933, as amended
(the  "Act"),  or any state  securities  laws and are being  transferred  to us in a  transaction  that is exempt  from  the  registration  requirements  of the Act and any  such  laws,  (b) we are an  "accredited investor," as defined in Regulation D under the Act, and have such  knowledge and  experience in financial and  business  matters  that we are  capable of  evaluating  the merits  and risks of  investments  in the
Certificates,  (c) we have had the  opportunity to ask questions of and receive answers from the Depositor concerning  the  purchase  of the  Certificates  and  all  matters  relating  thereto  or  any  additional information  deemed necessary to our decision to purchase the  Certificates,  (d) either (i) we are not an employee  benefit plan or arrangement  that is subject to the Employee  Retirement  Income Security Act of
1974, as amended,  or Section 4975 of the Internal Revenue Code of 1986, as amended,  nor are we using the assets of any such plan or arrangement,  (ii) we are providing an Opinion of Counsel which  establishes to the reasonable  satisfaction of the Trust  Administrator that the purchase and holding of ERISA-Restricted
Certificates  by, on behalf of or with  "plan  assets"  of such  plan or  arrangement  will not  result in non-exempt  prohibited  transactions  under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor,  the Trustee,  the Trust  Administrator,  the Master Servicer or any other Servicer to any  obligation  in  addition  to  those  undertaken  in this  Agreement  or (iii)  if,  in the case of
ERISA-Restricted  Certificates that have been the subject of an ERISA-Qualifying  Underwriting,  we are an insurance  company,  we are purchasing such  Certificates  with funds  contained in an "insurance  company general  account" (as such term is defined in  Section V(e)  of  Prohibited  Transaction  Class  Exemption
95-60 ("PTCE 95-60")) and our purchase and holding of such  Certificates  are covered under Sections I and
III of PTCE 95-60,  (e) we are acquiring the  Certificates for investment for our own account and not with a view to any distribution of such  Certificates  (but without prejudice to our right at all times to sell or otherwise  dispose of the  Certificates in accordance  with clause (g) below),  (f) we have not offered or sold any Certificates to, or solicited  offers to buy any Certificates  from, any person,  or otherwise approached  or  negotiated  with any person with  respect  thereto,  or taken any other action which would result in a violation of Section 5  of the Act,  and (g) we will not sell,  transfer or otherwise  dispose of any Certificates  unless (1) such sale,  transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration  requirements,  and if requested, we will at our expense provide an opinion of counsel  satisfactory  to the addressees of this  Certificate

                                                        M-1-1

that such sale,  transfer or other  disposition may be made pursuant to an exemption from the Act, (2) the purchaser  or  transferee  of  such  Certificate  has  executed  and  delivered  to you a  certificate  to substantially  the same effect as this  certificate,  and (3) the  purchaser or  transferee  has otherwise
complied  with  any   conditions   for  transfer  set  forth  in  the  Series   Supplement   dated  as  of
___________________  and the Standard  Terms of Pooling and Servicing  Agreement  dated  February 1,  2007
(collectively,  the "Agreement") by and among the Depositor, the Seller(s), the Master Servicer, the Trust
Administrator,  the Special  Servicer,  the  Modification  Oversight  Agent, the Trustee and the Servicers
that are party to the Series Supplement.

                                                     Very truly yours,

                                                     ____________________________________________
                                                     Print Name of Transferor

                                                     By:_________________________________________
                                                              Authorized Officer

                                                        M-1-2

                                               EXHIBIT M-2

                                         FORM OF RULE 144A LETTER
                                                  [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention: Peter Sack

Wells Fargo Bank, N.A.,
as Trust Administrator for the
[Name of Series Trust]
9062 Old Annapolis Road,
Columbia, MD 21045

                  Re:      [__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

                  In connection  with our  acquisition  of the above  Certificates  we certify that (a) we understand that the  Certificates  are not being  registered  under the Securities Act of 1933, as amended
(the  "Act"),  or any state  securities  laws and are being  transferred  to us in a  transaction  that is exempt from the  registration  requirements  of the Act and any such laws,  (b) we have such knowledge and experience  in financial and business  matters that we are capable of  evaluating  the merits and risks of investments in the  Certificates,  (c) we have had the opportunity to ask questions of and receive answers from the Depositor  concerning the purchase of the  Certificates  and all matters  relating thereto or any additional  information  deemed necessary to our decision to purchase the Certificates,  (d) either (i) we are not an  employee  benefit  plan or  arrangement  that is subject  to the  Employee  Retirement  Income
Security Act of 1974, as amended,  or Section 4975 of the Internal  Revenue Code of 1986, as amended,  nor are we using the  assets of any such plan or  arrangement,  (ii) we are  providing  an  Opinion of Counsel which  establishes  to the  reasonable  satisfaction  of the Trust  Administrator  that the  purchase  and holding of  ERISA-Restricted  Certificates  by, on behalf of or with  "plan  assets" of such plan will not result in a non-exempt  prohibited  transaction  under  Section 406 of ERISA or  Section 4975 of the Code, and will not subject the  Depositor,  the Trustee,  the Trust  Administrator,  the Master  Servicer or any
other  Servicer to any  obligation in addition to those  undertaken in this  Agreement or (iii) if, in the case of an ERISA-Restricted  Certificates that have been the subject of an ERISA-Qualifying  Underwriting, we are an insurance  company,  we are purchasing such  Certificates  with funds contained in an "insurance company  general  account"  (as such term is defined  in  Section V(e)  of  Prohibited  Transaction  Class
Exemption  95-60  ("PTCE  95-60")) and our purchase  and holding of such  Certificates  are covered  under
Sections  I and  III of PTCE  95-60,  (e) we have  not,  nor has  anyone  acting  on our  behalf  offered, transferred,  pledged,  sold or otherwise  disposed of the Certificates,  any interest in the Certificates or any other  similar  security  to, or solicited  any offer to buy or accept a transfer,  pledge or other disposition of the  Certificates,  any interest in the Certificates or any other similar security from, or otherwise  approached or negotiated with respect to the Certificates,  any interest in the Certificates or any other similar  security with, any person in any manner,  or made any general  solicitation by means of general  advertising  or in any  other  manner,  or taken  any  other  action,  that  would  constitute  a distribution of the  Certificates  under the Act or that would render the disposition of the  Certificates a violation  of  Section 5  of the Act or require  registration  pursuant  thereto,  nor will act, nor has authorized or will  authorize any person to act, in such manner with respect to the  Certificates,  (f) we

                                                        M-2-1

are a  "qualified  institutional  buyer" as that term is defined in Rule 144A under the Act ("Rule  144A")
and have  completed  either of the forms of  certification  to that effect  attached  hereto as Annex 1 or
Annex 2, (g) we are aware  that the sale to us is being  made in  reliance  on Rule  144A,  and (i) we are acquiring  the  Certificates  for our own  account  or for  resale  pursuant  to Rule  144A  and  further, understand that such  Certificates may be resold,  pledged or transferred only (A) to a person  reasonably believed to be a qualified  institutional  buyer that  purchases for its own account or for the account of a  qualified  institutional  buyer to whom  notice is given that the  resale,  pledge or transfer is being made in reliance on Rule 144A, or (B) pursuant to another exemption from registration under the Act.

                                                     Very truly yours,

                                                     ____________________________________________
                                                     Print Name of Transferor

                                                     By:_________________________________________
                                                              Authorized Officer

                                                        M-2-2

                                               EXHIBIT M-3

                                       FORM OF REGULATION S LETTER

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention: Peter Sack

Wells Fargo Bank, N.A.,
as Trust Administrator for the
[Name of Series Trust]
9062 Old Annapolis Road,
Columbia, MD 21045

                  Re:      [__________________] Mortgage-Backed Pass-Through Certificates,
                           Series 200  -   (the "Certificates")

Ladies and Gentlemen:

                  In connection  with our  acquisition  of the above  Certificates  we certify that (a) we understand that the  Certificates  are not being  registered  under the Securities Act of 1933, as amended
(the  "Act"),  or any state  securities  laws and are being  transferred  to us in a  transaction  that is exempt from the  registration  requirements  of the Act and any such laws,  (b) we have such knowledge and experience  in financial and business  matters that we are capable of  evaluating  the merits and risks of investments in the  Certificates,  (c) we have had the opportunity to ask questions of and receive answers from the Depositor  concerning the purchase of the  Certificates  and all matters  relating thereto or any additional  information  deemed necessary to our decision to purchase the Certificates,  (d) either (i) we are not an  employee  benefit  plan or  arrangement  that is subject  to the  Employee  Retirement  Income
Security Act of 1974, as amended,  or Section 4975 of the Internal  Revenue Code of 1986, as amended,  nor are we using the  assets of any such plan or  arrangement,  (ii) we are  providing  an  Opinion of Counsel which  establishes  to the  reasonable  satisfaction  of the Trust  Administrator  that the  purchase  and holding of  ERISA-Restricted  Certificates  by, on behalf of or with  "plan  assets" of such plan will not result in a non-exempt  prohibited  transaction  under  Section 406 of ERISA or  Section 4975 of the Code, and will not subject the  Depositor,  the Trustee,  the Trust  Administrator,  the Master  Servicer or any
other  Servicer to any  obligation in addition to those  undertaken in this  Agreement or (iii) if, in the case of an ERISA-Restricted  Certificates that have been the subject of an ERISA-Qualifying  Underwriting, we are an insurance  company,  we are purchasing such  Certificates  with funds contained in an "insurance company  general  account"  (as such term is defined  in  Section V(e)  of  Prohibited  Transaction  Class
Exemption  95-60  ("PTCE  95-60")) and our purchase  and holding of such  Certificates  are covered  under
Sections  I and  III of PTCE  95-60,  (e) we have  not,  nor has  anyone  acting  on our  behalf  offered, transferred,  pledged,  sold or otherwise  disposed of the Certificates,  any interest in the Certificates or any other  similar  security  to, or solicited  any offer to buy or accept a transfer,  pledge or other disposition of the  Certificates,  any interest in the Certificates or any other similar security from, or otherwise  approached or negotiated with respect to the Certificates,  any interest in the Certificates or any other similar  security with, any person in any manner,  or made any general  solicitation by means of general  advertising  or in any  other  manner,  or taken  any  other  action,  that  would  constitute  a distribution of the  Certificates  under the Act or that would render the disposition of the  Certificates a violation  of  Section 5  of the Act or require  registration  pursuant  thereto,  nor will act, nor has authorized or will  authorize any person to act, in such manner with respect to the  Certificates,  (f) we are not a "U.S.  person"  within the meaning of Regulation S under the Act (a "Non-U.S.  Person"),  (g) we

                                                        M-3-1

are aware that the sale to us is being made in  reliance on  Regulation  S, and (h) we are  acquiring  the
Certificates  for our own  account or for  resale  pursuant  to  Regulation  S under the Act and  further, understand that such  Certificates may be resold,  pledged or transferred only (A) to a person  reasonably believed to be a qualified  institutional  buyer that  purchases for its own account or for the account of a  qualified  institutional  buyer to whom  notice is given that the  resale,  pledge or transfer is being made in reliance on Rule 144A, (B) to a Non-U.S.  Person in accordance  with Regulation S under the Act or
(C) pursuant to another exemption from registration under the Act.

                                                     Very truly yours,

                                                     [Print Name of Transferee]

                                                     By:________________________________
                                                     Name:
                                                     Title:

                                                        M-3-2

                                                EXHIBIT N

                                FORM OF TRANSFEREE AFFIDAVIT AND AGREEMENT

STATE OF                   )
                                    : ss.:
COUNTY OF                  )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

                  1.       That he is [Title of Officer] or [Name of Owner]  (record or  beneficial  owner
(the  "Owner") of the Class  [AR/AR-L]  Certificates  (the "Class  [AR/AR-L]  Certificates")),  a [savings
institution]   [corporation]   duly   organized   and  existing   under  the  laws  of  [the  State  of  ]
[the United States], on behalf of which he makes this affidavit and agreement.

                  2.       That the Owner (i) is not and will not be a "disqualified  organization"  as of
[date of  transfer]  within the meaning of  Section 860E(e)(5)  of the Internal  Revenue Code of 1986,  as
amended (the "Code"),  (ii) will endeavor to remain other than a disqualified  organization for so long as it retains its ownership  interest in the Class [AR/AR-L]  Certificates,  and (iii) is acquiring the Class
[AR/AR-L]  Certificates  for  its own  account.  A  "Permitted  Transferee"  is any  person  other  than a
"disqualified  organization."  (For this purpose, a "disqualified  organization"  means the United States, any state or political  subdivision  thereof, any agency or instrumentality of any of the foregoing (other than an  instrumentality  all of the  activities  of which are subject to tax and,  except for the Federal
Home Loan  Mortgage  Corporation,  a majority  of whose  board of  directors  is not  selected by any such
governmental   entity)  or  any  foreign   government,   international   organization  or  any  agency  or
instrumentality of such foreign government or organization,  any rural electric or telephone  cooperative, or any  organization  (other than certain  farmers'  cooperatives)  that is generally  exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

                  3.       That the Owner is aware  (i) of the tax that would be imposed on  transfers  of
Class [AR/AR-L]  Certificates to  disqualified  organizations  under the Code; (ii) that such tax would be on the transferor,  or, if such transfer is through an agent (which person  includes a broker,  nominee or middleman) for a non-Permitted  Transferee,  on the agent;  (iii) that the person otherwise liable for the tax shall be relieved of  liability  for the tax if the  transferee  furnishes to such person an affidavit that the  transferee  is a Permitted  Transferee  and, at the time of transfer,  such person does not have actual  knowledge  that the  affidavit is false;  and (iv) that the Class  [AR/AR-L]  Certificates  may be
"noneconomic  residual interests" within the meaning of Treasury  regulations  promulgated pursuant to the
Code and that the  transferor  of a  noneconomic  residual  interest  will remain liable for any taxes due with respect to the income on such  residual  interest,  if a  significant  purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

                  4.       That the Owner is aware of the tax imposed on a  "pass-through  entity" holding
Class  [AR/AR-L]  Certificates  if at any  time  during  the  taxable  year of the  pass-through  entity a non-Permitted  Transferee is the record holder of an interest in such entity.  (For this purpose,  a "pass through entity" includes a regulated  investment  company,  a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

                  5.       That the Owner is aware  that the Trust  Administrator  will not  register  the
Transfer of any Class [AR/AR-L]  Certificates unless the transferee,  or the transferee's agent,  delivers to it an affidavit and agreement,  among other things,  in  substantially  the same form as this affidavit

                                                        N-1

and  agreement.  The Owner  expressly  agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

                  6.       That the  Owner  has  reviewed  the  restrictions  set forth on the face of the
Class [AR/AR-L]  Certificates  and the provisions of  Section 6.02  of the Series  Supplement  dated as of
___________________  and the Standard  Terms of Pooling and Servicing  Agreement  dated  February 1,  2007
(collectively,  the "Agreement") by and among the Depositor, the Seller(s), the Master Servicer, the Trust
Administrator,  the Special  Servicer,  the  Modification  Oversight  Agent, the Trustee and the Servicers
that are party to the Series  Supplement,  under which the Class [AR/AR-L]  Certificates were issued.  The
Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

                  7.       That the Owner consents to any additional  restrictions  or  arrangements  that shall be deemed  necessary  upon advice of counsel to constitute a reasonable  arrangement  to ensure that the Class  [AR/AR-L]  Certificates  will only be owned,  directly  or  indirectly,  by an Owner  that is a
Permitted Transferee.

                  8.       That the Owner's Taxpayer Identification Number is ________________.

                  9.       That the Owner is a citizen or resident of the United  States,  a  corporation, partnership or other entity  created or organized in, or under the laws of, the United  States,  any State thereof or the  District of Columbia,  or an estate or trust whose income from sources  without the United
States is  includable  in gross income for United  States  federal  income tax purposes  regardless of its connection with the conduct of a trade or business within the United States.

                  10.      That no purpose of the Owner  relating to the  purchase of the Class  [AR/AR-L]
Certificate by the Owner is or will be to impede the assessment or collection of tax.

                  11.      That the Owner has no present  knowledge or expectation  that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

                  12.      That the Owner has no present  knowledge  or  expectation  that it will  become insolvent  or  subject  to a  bankruptcy  proceeding  for  so  long  as any  of  the  Certificates  remain outstanding.

                  13.      That no  purpose  of the  Owner  relating  to any sale of the  Class  [AR/AR-L]
Certificate by the Owner will be to impede the assessment or collection of tax.

                  14.      The Owner hereby  agrees to  cooperate  with the Trustee and to take any action required of it by the Code or Treasury  regulations  thereunder (whether now or hereafter  promulgated) in order to create or maintain the REMIC status of the Trust Fund.

                  15.      That  the  Owner  is not an  employee  benefit  or other  plan  subject  to the prohibited  transaction  provisions  of the Employee  Retirement  Income  Security Act of 1974, as amended
("ERISA"),  or Section 4975 of the Internal  Revenue Code of 1986, as amended (the "Code") (a "Plan"),  or any other person  (including an investment  manager,  a named  fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

                  16.      The Owner  hereby  agrees that it will not take any action that could  endanger the REMIC  status of the Trust Fund or result in the  imposition  of tax on the Trust Fund unless  counsel for, or acceptable  to, the Trustee and the Trust  Administrator  has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

                                                        N-2

                  17.      The Owner has provided  financial  statements  or other  financial  information requested by the  transferor in connection  with the transfer of the Residual  Certificates  to permit the transferor to assess the financial capability of the Owner to pay any such taxes.

                  IN WITNESS  WHEREOF,  the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors,  by its [Title of Officer] and its corporate  seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of ___________.

                                                     [NAME OF OWNER]

                                                     By:_____________________________________
                                                              [Name of Officer]
                                                              [Title of Officer]

[Corporate Seal]

ATTEST:

___________________________________
[Assistant] Secretary

                                                        N-3

                  Personally  appeared before me the above-named [Name of Officer],  known or proved to me to be the same  person who  executed  the  foregoing  instrument  and to be the [Title of  Officer] of the
Owner,  and  acknowledged  to me that he  executed  the same as his free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this _____ day of _______________________.

                                                     _____________________________________________________
                                                     NOTARY PUBLIC

                                                     COUNTY OF____________________________________________

                                                     STATE OF_____________________________________________

                                                     My Commission expires the _____ day of
                                                     __________________, 20____.

                                                        N-4

                                                EXHIBIT O

                                       FORM OF TRANSFER CERTIFICATE

                                                  [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention:  Peter Sack

Wells Fargo Bank, N.A.,
as Trust Administrator for the
[Name of Series Trust]
9062 Old Annapolis Road,
Columbia, MD 21045

                  Re:      [_________________________] Mortgage Backed Pass Through Certificates, Series
                           200_ ___, Class AR (the "Certificates")

Ladies and Gentlemen:

                  This letter is delivered to you in connection  with the sale by  _________________  (the
"Seller") to  ____________________________________  (the "Purchaser") of a _______% Percentage Interest in
the  above  referenced  Certificates,  pursuant  to  Section 6.02  of the  Series  Supplement  dated as of
___________________  and the Standard  Terms of Pooling and Servicing  Agreement  dated  February 1,  2007
(collectively,  the "Agreement") by and among the Depositor, the Seller(s), the Master Servicer, the Trust
Administrator,  the Special  Servicer,  the  Modification  Oversight  Agent, the Trustee and the Servicers
that are party to the Series  Supplement.  All terms used herein and not otherwise  defined shall have the meanings  set forth in the  Agreement.  The Seller  hereby  certifies,  represents  and  warrants  to, and covenants with, the Depositor, the Trust Administrator and the Trustee that:

                  1.       No purpose of the Seller  relating to sale of the  Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

                  2.       The  Seller   understands  that  the  Purchaser  has  delivered  to  the  Trust
Administrator  a transfer  affidavit  and  agreement in the form  attached to the  Agreement as Exhibit N.
The Seller does not know or believe that any representation contained therein is false.

                  3.       The  Seller  has no actual  knowledge  that the  proposed  Transferee  is not a
Permitted Transferee.

                  4.       The Seller has no actual  knowledge  that the  Purchaser  would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

                  5.       The Seller has conducted a reasonable  investigation of the financial condition of the Purchaser and, as a result of the  investigation,  found that the Purchaser has  historically  paid its debts as they came due, and found no  significant  evidence to indicate  that the  Purchaser  will not continue to pay its debts as they come due in the future.

                                                        O-1

                  6.       The  Purchaser  has   represented  to  the  Seller  that,  if  the  Certificate
constitutes a noneconomic  residual interest,  it (i) understands that as holder of a noneconomic residual interest it may incur tax  liabilities  in excess of any cash flows  generated by the  interest,  and (ii)
intends to pay taxes associated with its holding of the Certificate as they become due.

                                                     Very truly yours,

                                                     [SELLER]

                                                     By:      ___________________________________
                                                              Name:
                                                              Title:

                                                        O-2

                                                EXHIBIT P

                                    FORM OF SPS MORTGAGE LOANS REPORT

                       DATA AND FORMAT TO BE PROVIDED BY SPS TO THE MASTER SERVICER
                                            (in Excel format)

                                          ALL SPS MORTGAGE LOANS

FIELD FORMAT                                                                                FIELD
Name*                                                                                       Text
Lien Position *                                                                             Text/Number
FICO Score*                                                                                 Number
Original Occupancy*                                                                         Text
Documentation*                                                                              Text
Purpose*                                                                                    Text
Original Loan Amount*                                                                       Number
Original Appraisal Value*                                                                   Number
Original LTV*                                                                               Number
Original P&I*                                                                               Number
Original Interest Rate*                                                                     Number
First Payment Date*                                                                         MM/DD/YY
Origination Date*                                                                           MM/DD/YY
Originator*                                                                                 Text
Loan Term*                                                                                  Number
Product Type (adjustable rate or fixed rate)*                                               Text
Property Type*                                                                              Text
Street Address*                                                                             Text
City*                                                                                       Text
Zip Code*                                                                                   Text
State*                                                                                      Text
MI Certificate Number*                                                                      Number
Prepayment Flag                                                                             Text
Prepayment Expiration Date                                                                  MM/DD/YY
Loan Number                                                                                 Text
Deal Identifier by Loan                                                                     Text
Current Loan Amount                                                                         Number
Current LTV                                                                                 Number
Current Interest Rate                                                                       Number
Last Interest Payment Date                                                                  MM/DD/YY
Current P&I Payment Amount                                                                  Number
Paid Off Code                                                                               Text
Scheduled Balance                                                                           Number
Calculation of Retained Yield by Loan Number (if applicable to the transaction)             Number
Reporting of Delinquency Status on Defaulted Mortgage Loans                                 Text
Current Market Value                                                                        Number
Date of Market Value                                                                        MM/DD/YY
As-is Value                                                                                 Number
Repaired Value                                                                              Number
Type of Valuation                                                                           Text
Foreclosure Flag                                                                            Text

                                                        P-1

Bankruptcy Flag                                                                             Text
Date NOD sent to MI company                                                                 MM/DD/YY
Foreclosure Start Date (Referral Date)                                                      MM/DD/YY
Scheduled Foreclosure Sale Date                                                             MM/DD/YY
Foreclosure Actual Sale Date                                                                MM/DD/YY
Actual Notice of Intent Date                                                                MM/DD/YY
Actual First Legal Date                                                                     MM/DD/YY
Bankruptcy Chapter                                                                          Number
Actual Bankruptcy Start Date                                                                MM/DD/YY
Actual Payment Plan Start and End Dates                                                     MM/DD/YY
List Date                                                                                   MM/DD/YY
List Price                                                                                  Number
Vacancy/Occupancy Status                                                                    Text
Actual Eviction Start Date                                                                  MM/DD/YY
Actual Eviction Completion Date                                                             MM/DD/YY
Actual REO Start Date                                                                       MM/DD/YY
Sales Price                                                                                 Number
Actual Closing Date                                                                         MM/DD/YY
Net Sales Proceeds                                                                          Number
Mortgage Insurance Claim Filing Date                                                        MM/DD/YY
Mortgage Insurance Proceeds Received                                                        Number
Date Mortgage Insurance Proceeds Received                                                   MM/DD/YY
Collection History

                                                        P-2

                                                EXHIBIT Q

                               FORM OF SPS FORECLOSURE SETTLEMENT STATEMENT

REMIC #                                                                                  Ending Interest Rate:
Original Amount of Loan:                                                                 Fixed or Adjustable:
UPB Accrued Int to frcl sale:
Advanced Delinquent Interest:
Date Borrower Paid To:                       /  /
Borrower's Name:
Property Address:

MSP Bank/Category
Note Date:                                   /  /
Date of REO:                                 /  /
Disposition Date:                            /  /

                                             Amount           Date of Valuation          Type of Valuation
Market Value                 AS IS:                                      / /
                             Repaired
Supplemental Value           AS IS:                                      / /
                             Repaired
REO BPO Value:                                                           / /
List Price:
Sales Price:

                             Proceeds                         Expenses*
List Price:                                                   Servicing Advances:
Sales Price:                                 0.00                                           Payee 70R01 Acquisition:
Broker's Commission:                                                                                Payee 75R60 REO:
Bonus Commission:                                                                           Payee 75R49 Foreclosure:
Lien Purchase/Paid Off:                                                                          Payee 75R36 Escrow:
Seller Closing Costs:                                                                        Payee 75R52 Bankruptcy:
Repair Costs:                                                                                    Discrepancy Amount:
Seller Concessions:                                                                         Servicing Advance Total:     0.00
Other Closing Costs:                                          Advances Applied After Liquidation:
                                                              Prior Additional Advances:
Net Proceeds:                                0.00             Escrow Advance:
                                                              Interest on Advances:
Escrow Balance:                                               Other Advances:
Suspense Balance:                                             Servicing Advance Holdbacks:
Restricted Escrow:                                                                              Property Inspection:
Rental Income Received:                                                                                         BPO:

__________________
*All amounts ill be itemized, and to the extent not itemized, this form will be accompanied by documentation supporting all amounts claimed on this form.

                                                        Q-1

Insurance Settlement Received:                                                              Lender Placed Insurance:
Other:                                                                                                    Utilities:
                                                                                                   REO Repair Costs:
Total Liquidation Proceeds:                  0.00                                                  Foreclosure Fees:
Total Liquidation Expenses:                  0.00                                                        Bankruptcy:
Net Liquidation Proceeds:                    0.00                                                    Eviction Costs:
Loan Principal Balance:                                                                                Transfer Tax:
Realized Gain/Loss Amount:                   0.00                                                 Reconveyance Fees:
Additional Proceeds Applied:                                                                             Demand Fee:
Prior Additional Proceeds:                                                                          Total Holdbacks:      0.00
Loss Severity:                               #DIV/0!                              Other Fees (Including Fee Code B):
Notes:                                                                                  UPB Accrued Interest to COE:      0.00
                                                                                       Advanced Delinquent Interest:      0.00
                                                                                        Stopped Delinquent Interest:
                                                                                                  Deferred Interest:
                                                                                                Additional Interest:
                                                                                         Total Liquidation Expenses:      0.00

                                                        Q-2

                                                EXHIBIT R

                                       RELEVANT SERVICING CRITERIA

         The assessment of compliance to be delivered by the Master  Servicer and the Trust  Administrator
shall address,  at a minimum,  the criteria  identified as below as "Applicable  Servicing  Criteria" with respect to such party:

Where there are  multiple  checks for  criteria  the  attesting  party will  identify in their  management assertion that they are attesting only to the portion of the  distribution  chain they are responsible for in the related transaction agreements.

------------------ ----------------------------------------- ------------------ ----------------- ------------------
Regulation AB      Servicing Criteria                            Servicers      Master Servicer         Trust
Reference                                                                                           Administrator
------------------ ----------------------------------------- ------------------ ----------------- ------------------

------------------ ----------------------------------------- ------------ ------------ ------------ -------------
                   General Servicing Considerations
------------------ ----------------------------------------- ------------ ------------ ------------ -------------

------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(1)(i)      Policies and  procedures  are instituted          X                  X                 X
                   to  monitor  any  performance  or  other
                   triggers   and   events  of  default  in
                   accordance    with    the    transaction
                   agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(1)(ii)     If any material servicing activities              X                  X
                   are outsourced to third parties,
                   policies and procedures are instituted
                   to monitor the third party's
                   performance and compliance with such
                   servicing activities.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(1)(iii)    Any requirements in the transaction
                   agreements to maintain a back-up
                   servicer for the Pool Assets are
                   maintained.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(1)(iv)     A fidelity bond and errors and                    X                  X
                   omissions policy is in effect on the
                   party participating in the servicing
                   function throughout the reporting
                   period in the amount of coverage
                   required by and otherwise in accordance
                   with the terms of the transaction
                   agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
                   Cash Collection and Administration
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(2)(i)      Payments on pool assets are deposited             X                  X                 X
                   into the appropriate custodial bank
                   accounts and related bank clearing
                   accounts no more than two business days
                   following receipt, or such other number
                   of days specified in the transaction
                   agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(2)(ii)     Disbursements made via wire transfer on           X                  X                 X
                   behalf of an obligor or to an investor
                   are made only by authorized personnel.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(2)(iii)    Advances of funds or guarantees                   X                  X
                   regarding collections, cash flows or
                   distributions, and any interest or
                   other fees charged for such advances,
                   are made, reviewed and approved as
                   specified in the transaction
                   agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(2)(iv)     The related accounts for the                      X                  X                 X
                   transaction, such as cash reserve
                   accounts or accounts established as a
                   form of over collateralization, are
                   separately maintained (e.g., with
                   respect to commingling of cash) as set
                   forth in the transaction agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------

                                                        R-1

------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(2)(v)      Each custodial account is maintained at           X                  X                 X
                   a federally insured depository
                   institution as set forth in the
                   transaction agreements. For purposes of
                   this criterion, "federally insured
                   depository institution" with respect to
                   a foreign financial institution means a
                   foreign financial institution that
                   meets the requirements of Rule
                   13k-1(b)(1) of the Securities Exchange
                   Act.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as             X
                   to prevent unauthorized access.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(2)(vii)    Reconciliations are prepared on a                 X                  X                 X
                   monthly basis for all asset-backed
                   securities related bank accounts,
                   including custodial accounts and
                   related bank clearing accounts. These
                   reconciliations are (A) mathematically
                   accurate; (B) prepared within 30
                   calendar days after the bank statement
                   cutoff date, or such other number of
                   days specified in the transaction
                   agreements; (C) reviewed and approved
                   by someone other than the person who
                   prepared the reconciliation; and (D)
                   contain explanations for reconciling
                   items. These reconciling items are
                   resolved within 90 calendar days of
                   their original identification, or such
                   other number of days specified in the
                   transaction agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
                   Investor Remittances and Reporting
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(3)(i)      Reports to investors, including those             X                  X                 X
                   to be filed with the Commission, are
                   maintained in accordance with the
                   transaction agreements and applicable
                   Commission requirements. Specifically,
                   such reports (A) are prepared in
                   accordance with timeframes and other
                   terms set forth in the transaction
                   agreements; (B) provide information
                   calculated in accordance with the terms
                   specified in the transaction
                   agreements; (C) are filed with the
                   Commission as required by its rules and
                   regulations; and (D) agree with
                   investors' or the trustee's records as
                   to the total unpaid principal balance
                   and number of Pool Assets serviced by
                   the Servicer.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(3)(ii)     Amounts due to investors are allocated            X                  X                 X
                   and remitted in accordance with
                   timeframes, distribution priority and
                   other terms set forth in the
                   transaction agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(3)(iii)    Disbursements made to an investor are             X                  X                 X
                   posted within two business days to the
                   Servicer's investor records, or such
                   other number of days specified in the
                   transaction agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(3)(iv)     Amounts remitted to investors per the             X                  X                 X
                   investor reports agree with cancelled
                   checks, or other form of payment, or
                   custodial bank statements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
                   Pool Asset Administration
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(i)      Collateral or security on pool assets             X
                   is maintained as required by the
                   transaction agreements or related pool
                   asset documents.
------------------ ----------------------------------------- ------------------ ------------------ ----------------

                                                        R-2

------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(ii)     Pool assets  and related documents are            X
                   safeguarded as required by the
                   transaction agreements
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(iii)    Any additions, removals or                        X
                   substitutions to the asset pool are
                   made, reviewed and approved in
                   accordance with any conditions or
                   requirements in the transaction
                   agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(iv)     Payments on pool assets, including any            X
                   payoffs, made in accordance with the
                   related pool asset documents are posted
                   to the Servicer's obligor records
                   maintained no more than two business
                   days after receipt, or such other
                   number of days specified in the
                   transaction agreements, and allocated
                   to principal, interest or other items
                   (e.g., escrow) in accordance with the
                   related pool asset documents.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(v)      The Servicer's records regarding the              X
                   pool assets agree with the Servicer's
                   records with respect to an obligor's
                   unpaid principal balance.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(vi)     Changes with respect to the terms or              X
                   status of an obligor's pool assets
                   (e.g., loan modifications or re-agings)
                   are made, reviewed and approved by
                   authorized personnel in accordance with
                   the transaction agreements and related
                   pool asset documents.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(vii)    Loss mitigation or recovery actions               X
                   (e.g., forbearance plans, modifications
                   and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as
                   applicable) are initiated, conducted
                   and concluded in accordance with the
                   timeframes or other requirements
                   established by the transaction
                   agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(viii)   Records documenting collection efforts            X
                   are maintained during the period a pool
                   asset is delinquent in accordance with
                   the transaction agreements. Such
                   records are maintained on at least a
                   monthly basis, or such other period
                   specified in the transaction
                   agreements, and describe the entity's
                   activities in monitoring delinquent
                   pool assets including, for example,
                   phone calls, letters and payment
                   rescheduling plans in cases where
                   delinquency is deemed temporary (e.g.,
                   illness or unemployment).
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(ix)     Adjustments to interest rates or rates            X
                   of return for pool assets with variable
                   rates are computed based on the related
                   pool asset documents.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(x)      Regarding any funds held in trust for             X
                   an obligor (such as escrow accounts):
                   (A) such funds are analyzed, in
                   accordance with the obligor's pool
                   asset documents, on at least an annual
                   basis, or such other period specified
                   in the transaction agreements; (B)
                   interest on such funds is paid, or
                   credited, to obligors in accordance
                   with applicable pool asset documents
                   and state laws; and (C) such funds are
                   returned to the obligor within 30
                   calendar days of full repayment of the
                   related pool assets, or such other
                   number of days specified in the
                   transaction agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------

                                                        R-3

------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(xi)     Payments made on behalf of an obligor             X
                   (such as tax or insurance payments) are
                   made on or before the related penalty
                   or expiration dates, as indicated on
                   the appropriate bills or notices for
                   such payments, provided that such
                   support has been received by the
                   servicer at least 30 calendar days
                   prior to these dates, or such other
                   number of days specified in the
                   transaction agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(xii)    Any late payment penalties in                     X
                   connection with any payment to be made
                   on behalf of an obligor are paid from
                   the Servicer's funds and not charged to
                   the obligor, unless the late payment
                   was due to the obligor's error or
                   omission.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(xiii)   Disbursements made on behalf of an                X
                   obligor are posted within two business
                   days to the obligor's records
                   maintained by the servicer, or such
                   other number of days specified in the
                   transaction agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and                    X                  X
                   uncollectible accounts are recognized
                   and recorded in accordance with the
                   transaction agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(xv)     Any external enhancement or other
                   support, identified in Item 1114(a)(1)
                   through (3) or Item 1115 of Regulation
                   AB, is maintained as set forth in the
                   transaction agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------

[NAME OF COMPANY]

Date:    _________________________
By:
Name:    ________________________________
Title:   ________________________________

                                                        R-4

                                                EXHIBIT S

                                     ADDITIONAL FORM 10-D DISCLOSURE

-------------------------------------------------------------------------------------------------------------------
                                         ADDITIONAL FORM 10-D DISCLOSURE

-------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
                    Item on Form 10-D                                         Party Responsible
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
  Item 1: Distribution and Pool Performance Information
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Information included in the [Monthly Statement]                                   Servicer
                                                                               Master Servicer
                                                                             Trust Administrator
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Any information required by 1121 which is NOT included                            Depositor
on the [Monthly Statement]
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
                Item 2: Legal Proceedings
Any  legal  proceeding   pending  against  the  following
entities or their respective  property,  that is material
to  Certificateholders,  including any proceeding  sknown
to be contemplated by governmental authorities:
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Issuing Entity (Trust Fund)                                 Trustee, Master Servicer, Trust Administrator and
                                                                                  Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Sponsor (Seller)                                            Seller (if a party to the Agreement) or Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Depositor                                                                       Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Trust Administrator                                                        Trust Administrator
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Custodian                                                                       Custodian
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o 1110(b) Originator                                                              Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Any 1108(a)(2) Servicer (other than the Master                                  Servicer
Servicer or Trust Administrator)
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Any other party contemplated by 1100(d)(1)                                      Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
     Item 3: Sale of Securities and Use of Proceeds                               Depositor
Information from Item 2(a) of Part II of Form 10-Q:
With  respect to any sale of  securities  by the sponsor,
depositor or issuing entity,  that are backed by the same
asset  pool  or  are  otherwise  issued  by  the  issuing
entity, whether or not registered,  provide the sales and
use of  proceeds  information  in Item 701 of  Regulation
S-K.  Pricing  information  can be omitted if  securities
were not registered.
---------------------------------------------------------- --------------------------------------------------------

                                                        S-1

---------------------------------------------------------- --------------------------------------------------------
         Item 4: Defaults Upon Senior Securities                             Trust Administrator
Information from Item 3 of Part II of Form 10-Q:                                   Trustee
Report  the  occurrence  of any Event of  Default  (after
expiration  of any  grace  period  and  provision  of any
required notice)
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
   Item 5: Submission of Matters to a Vote of Security                       Trust Administrator
                         Holders                                                   Trustee
Information from Item 4 of Part II of Form 10-Q
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
       Item 6: Significant Obligors of Pool Assets                                Depositor
Item 1112(b) - Significant Obligor Financial Information*
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
*This  information need only be reported on the Form 10-D
for the distribution  period in which updated information
is required pursuant to the Item.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
  Item 7: Significant Enhancement Provider Information
Item 1114(b)(2) - Credit Enhancement Provider Financial
Information*
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Determining applicable disclosure threshold                                     Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
    Item 1115(b) - Derivative Counterparty Financial
                      Information*
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Determining current maximum probable exposure                                   Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Determining current significance percentage                                     Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
           is required pursuant to the Items.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
                Item 8: Other Information                     Any party responsible for the applicable Form 8-K
Disclose any information  required to be reported on Form                      Disclosure item
8-K during  the  period  covered by the Form 10-D but not
reported
---------------------------------------------------------- --------------------------------------------------------

                                                        S-2

---------------------------------------------------------- --------------------------------------------------------
                    Item 9: Exhibits
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
         Monthly Statement to Certificateholders                             Trust Administrator
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Exhibits required by Item 601 of Regulation S-K, such as                          Depositor
                   material agreements
---------------------------------------------------------- --------------------------------------------------------

                                                        S-3

                                                EXHIBIT T

                             FORM OF MONTHLY STATEMENT TO CERTIFICATEHOLDERS

(i)      With  respect to each Class of  Certificates  which are not  Notional  Amount  Certificates  and, unless otherwise stated, the related Distribution Date,

         (a)      the Initial Class Principal Balance of such Class as of the Cut-off Date;

         (b)      the Class  Principal  Balance of such Class before giving effect to the  distribution of principal and interest;

         (c)      the amount of the related distribution on such Class allocable to interest;

         (d)      the amount of the related distribution on such Class allocable to principal;

         (e)      the sum of the principal and interest payable to such Class;

         (f)      the Realized Loss allocable to such Class;

         (g)      the Class Unpaid Interest Amount allocable to such Class;

         (h)      the Class  Principal  Balance of such Class after giving effect to the  distribution  of principal and interest;

         (i)      the Pass-Through Rate for such Class;

         (j)      any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

         (k)      any  shortfall  in  principal  allocable  to such Class,  if such amount is greater than zero;

(ii)     with respect to each Class of  Certificates  which are Notional Amount  Certificates  and, unless otherwise stated, the related Distribution Date,

         (a)      the Notional Amount of such Class as of the Cut-off Date;

         (b)      the Notional Amount of such Class before giving effect to the distribution of interest;

         (c)      the amount of the related distribution on such Class allocable to interest;

         (d)      the amount of the related distribution on such Class allocable to principal;

         (e)      the sum of the principal and interest payable to such class;

         (f)      the Realized Loss allocable to such Class;

         (g)      the Class Unpaid Interest Amount allocable to such Class;

         (h)      the Notional Amount of such Class after giving effect to the distribution of interest;

         (i)      the Pass-Through Rate for such Class;

                                                        T-1

         (j)      any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

(iii)    with  respect  to a $1000  factor  of the  Initial  Class  Principal  Balance  of each  Class  of
         Certificates which are not Notional Amount Certificates and the related Distribution Date,

         (a)      the CUSIP number assigned to such Class;

         (b)      the  Class  Principal  Balance  of such  Class  factor  prior to  giving  effect  to the distribution of principal and interest;

         (c)      the amount of the related distribution allocable to interest on such Class factor;

         (d)      the amount of the related distribution allocable to principal on such Class factor;

         (e)      the sum of the principal and interest payable to such Class factor;

         (f)      the  Class  Principal   Balance  of  such  Class  factor  after  giving  effect  to  the distribution of principal and interest;

(iv)     with  respect  to a $1000  factor  of the  Initial  Class  Principal  Balance  of each  Class  of
         Certificates which are Notional Amount Certificates and the related Distribution Date,

         (a)      the CUSIP number assigned to such Class;

         (b)      the Notional  Amount of such Class factor prior to giving effect to the  distribution of interest;

         (c)      the amount of the related distribution allocable to interest on such Class factor;

         (d)      the amount of the related distribution allocable to principal on such Class factor;

         (e)      the sum of the principal and interest payable to such Class factor;

         (f)      the Notional  Amount of such Class factor after  giving  effect to the  distribution  of interest;

(v)      with respect to each Loan Group, in the aggregate,  and,  unless  otherwise  stated,  the related
         Distribution Date,

         (a)      the Scheduled Payment of principal for such Loan Group;

         (b)      the amount of Principal Prepayments allocable to such Loan Group;

         (c)      the  amount  of  principal  allocable  to such  Loan  Group as a result  of  repurchased
                  Mortgage Loans in such Loan Group;

         (d)      the Substitution Adjustment Amount allocable to such Loan Group;

         (e)      the amount of Net Liquidation Proceeds allocable to such Loan Group;

         (f)      the amount of Insurance Proceeds allocable to such Loan Group;

                                                        T-2

         (g)      the amount of any other distributions allocable to principal for such Loan Group;

         (h)      the  number  of  Mortgage  Loans in such Loan  Group as of the first day of the  related
                  Collection Period;

         (i)      the aggregate  Stated  Principal  Balance of the Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

         (j)      the  number  of  Mortgage  Loans in such  Loan  Group as of the last day of the  related
                  Collection Period;

         (k)      the aggregate  Stated  Principal  Balance of the Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

         (l)      the Master Servicing Fee, by Loan Group;

         (m)      the  sum of  the  Servicing  Fee,  the  Mortgage  Guaranty  Insurance  Policy  fees,  if applicable and the [RMIC/TGIC/MGIC] PMI fees, if applicable, for such Loan Group;

         (n)      the Trust Administrator Fee applicable to such Loan Group;

         (o)      the amount of current Advances allocable to such Loan Group;

         (p)      the amount of outstanding Advances allocable to such Loan Group;

         (q)      the number and aggregate  principal  amounts of Mortgage Loans that were delinquent, using the OTS method (1) 30 to 59 days,  (2) 60 to 89 days  and (3) 90 days or  more,  for  such
                  Loan  Group,  including delinquent bankrupt Mortgage Loans but excluding foreclosure and
                  REO Mortgage Loans;

         (r)      the number and  aggregate  principal  amounts of Mortgage  Loans that are  currently  in bankruptcy, but not delinquent, for such Loan Group;

         (s)      the number and aggregate  principal  amounts of Mortgage  Loans that are in  foreclosure for such Loan Group;

         (t)      the Rolling Three-Month Delinquency Rate for such Loan Group;

         (u)      the number  and  aggregate  principal  amount of any REO  properties  as of the close of business  on the  Determination  Date  preceding  such  Distribution  Date for such Loan
                  Group;

         (v)      current Realized Losses allocable to such Loan Group;

         (w)      cumulative Realized Losses allocable to such Loan Group;

         (x)      the weighted  average  term to maturity of the  Mortgage  Loans in such Loan Group as of the close of  business  on the last day of the  calendar  month  preceding  the  related
                  Distribution Date;

                                                        T-3

         (y)      the  number  and  principal  amount of claims  submitted  under  the  Mortgage  Guaranty
                  Insurance Policy, as applicable;

         (z)      the number and principal  amount of claims paid under the  [RMIC/TGIC/MGIC]  PMI Policy, as applicable;

         (aa)     the number of Mortgage Loans in such Loan Group that have Assigned  Prepayment  Premiums
                  and  for  which  prepayments  were  made  during  the  related   Collection  Period,  as
                  applicable;

         (bb)     the  aggregate  principal  balance  of  Mortgage  Loans in such  Loan  Group  that  have
                  Assigned  Prepayment  Premiums  and for which  prepayments  were made during the related
                  Collection Period, as applicable;

         (cc)     the  aggregate  amount of Assigned  Prepayment  Premiums  collected  for such Loan Group during the related Collection Period, as applicable;

         (dd)     current  Realized  Losses  allocated to each  Mortgage  Loan in such Loan Group that has previously been allocated a Realized Loss;

         (ee)     cumulative  Realized Losses  allocated to each Mortgage Loan in such Loan Group that has previously been allocated a Realized Loss;

         (ff)     current Recoveries allocable to such Loan Group;

         (gg)     cumulative Recoveries allocable to such Loan Group;

         (hh)     current  aggregate  Stated  Principal  Balance of Qualified  Substitute  Mortgage  Loans
                  substituted for Deleted Mortgage Loans in such Loan Group;

         (ii)     cumulative  aggregate Stated Principal  Balance of Qualified  Substitute  Mortgage Loans
                  substituted for Deleted Mortgage Loans in such Loan Group;

         (jj)     with respect to all of the Mortgage  Loans,  in the  aggregate,  and,  unless  otherwise stated,  the related  Distribution Date, for each Servicer that is servicing any of such
                  Mortgage  Loans,  the  aggregate  Stated  Principal  Balance  of  Mortgage  Loans  being serviced by such Servicer as of such Distribution Date; and

(vii)    with respect to each  overcollateralized  Group of Certificates and, unless otherwise stated, the related Distribution Date,

         (a)      the Targeted Overcollateralization Amount for such Group;

         (b)      the Overcollateralization Amount for such Group;

         (c)      the Overcollateralization Deficiency for such Group;

         (d)      the Overcollateralization Release Amount for such Group;

         (e)      the Monthly Excess Interest for such Group;

                                                        T-4

         (f)      the amount of any payment to the [Class __-X] Certificates related to such Group;

         (g)      if applicable,  the Excess Interest Amount from an unrelated Group of Certificates  that provides  additional  credit  enhancement  to the  related  overcollateralized  Group of
                  Certificates.

                                                        T-5

                                                EXHIBIT U

                                     FORM 8-K DISCLOSURE INFORMATION

-------------------------------------------------------------------------------------------------------------------
                                         FORM 8-K DISCLOSURE INFORMATION
-------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
                    Item on Form 8-K                                          Party Responsible
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
  Item 1.01- Entry into a Material Definitive Agreement                All parties (as to themselves)
Disclosure is required regarding entry into or amendment
of any definitive agreement that is material to the
securitization, even if depositor is not a party.
Examples: servicing agreement, custodial agreement.
Note:   disclosure   not   required   as  to   definitive
agreements that are fully disclosed in the prospectus
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Item 1.02- Termination of a Material Definitive Agreement              All parties (as to themselves)
Disclosure is required regarding termination of  any
definitive agreement that is material to the
securitization (other than expiration in accordance with
its terms), even if depositor is not a party.
Examples: servicing agreement, custodial agreement.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
          Item 1.03- Bankruptcy or Receivership                                   Depositor
Disclosure  is  required   regarding  the  bankruptcy  or
receivership, with respect to any of the following:
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Sponsor (Seller)                                                       Depositor/Sponsor (Seller)
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Depositor                                                                       Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Affiliated Servicer                                                             Servicer
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o  Other  Servicer  servicing  20% or  more  of the  pool                         Servicer
assets at the time of the report
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Other material servicers                                                        Servicer
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Trust Administrator                                                        Trust Administrator
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Significant Obligor                                                             Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Credit Enhancer (10% or more)                                                   Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Derivative Counterparty                                                         Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Custodian                                                                       Custodian
---------------------------------------------------------- --------------------------------------------------------

                                                        U-1

---------------------------------------------------------- --------------------------------------------------------
Item 2.04- Triggering Events that Accelerate or Increase                          Depositor
 a Direct Financial Obligation or an Obligation under an                       Master Servicer
              Off-Balance Sheet Arrangement                                  Trust Administrator
Includes an early  amortization,  performance  trigger or
other  event,  including  event of  default,  that  would
materially  alter the  payment  priority/distribution  of
cash flows/amortization schedule.
Disclosure  will be made of events  other than  waterfall
triggers  which are  disclosed in the monthly  statements
to the certificateholders.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
 Item 3.03- Material Modification to Rights of Security                      Trust Administrator
                         Holders                                                  Depositor
Disclosure  is required of any material  modification  to
documents  defining  the  rights  of  Certificateholders,
including the Agreement.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
  Item 5.03- Amendments of Articles of Incorporation or                           Depositor
              Bylaws; Change of Fiscal Year
Disclosure   is  required  of  any   amendment   "to  the
governing documents of the issuing entity".
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
 Item 6.01- ABS Informational and Computational Material                          Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
  Item 6.02- Change of Servicer or Trust Administrator         Master Servicer/Trust Administrator/Depositor/
Requires   disclosure   of  any   removal,   replacement,                     Servicer/Trustee
substitution   or  addition   of  any  master   servicer,
affiliated  servicer,  other  servicer  servicing  10% or
more of pool  assets at time of  report,  other  material
servicers or trustee.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Reg AB  disclosure  about  any  new  servicer  or  master            Servicer/Master Servicer/Depositor
servicer is also required.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Reg AB disclosure about any new Trustee is also required.                          Trustee
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
   Item 6.03- Change in Credit Enhancement or External                  Depositor/Trust Administrator
                         Support
Covers  termination  of any  enhancement  in manner other
than by its terms,  the addition of an enhancement,  or a
material change in the enhancement  provided.  Applies to
external credit enhancements as well as derivatives.
---------------------------------------------------------- --------------------------------------------------------

                                                        U-2

---------------------------------------------------------- --------------------------------------------------------
Reg AB disclosure about any new enhancement provider is                           Depositor
also required.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
   Item 6.04- Failure to Make a Required Distribution                        Trust Administrator
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
      Item 6.05- Securities Act Updating Disclosure                               Depositor
If any  material  pool  characteristic  differs  by 5% or
more at the time of issuance of the  securities  from the
description in the final prospectus,  provide updated Reg
AB disclosure about the actual asset pool.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
If there are any new  servicers or  originators  required                         Depositor
to be disclosed  under  Regulation  AB as a result of the
foregoing,  provide the  information  called for in Items
1108 and 1110 respectively.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
              Item 7.01- Reg FD Disclosure                             All parties (as to themselves)
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
                 Item 8.01- Other Events                                          Depositor
   Any event, with respect to which information is not
  otherwise called for in Form 8-K, that the registrant
       deems of importance to certificateholders.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
      Item 9.01- Financial Statements and Exhibits             Responsible party for reporting/disclosing the
                                                                       financial statement or exhibit
---------------------------------------------------------- --------------------------------------------------------

                                                        U-3

                                                EXHIBIT V

                                      FORM OF BACK-UP CERTIFICATION

         Re:      The Series  Supplement dated as of  ___________________  and the Standard Terms of Pooling and Servicing Agreement dated February 1,  2007  (collectively,  the
                  "Agreement") by and among the Depositor,  the Seller(s),  the Master  Servicer, the Trust  Administrator,  the Special  Servicer,  the  Modification  Oversight
                  Agent, the Trustee and the Servicers that are party to the Series Supplement.

         I,  _______________________,  the  ________________________ of [NAME OF COMPANY] (the "Company"),
certify to the Depositor,  the Master  Servicer,  the Trust  Administrator,  and their officers,  with the knowledge and intent that they will rely upon this certification, that:

         (1)      I have  reviewed  (i) the  servicer  compliance  statement  of the  Company  provided in accordance  with  Section 13.06  of  the  Agreement  (the  "Compliance  Statement"),  (ii) the  report  on assessment  of  the  Company's  compliance  with  the  servicing  criteria  provided  in  accordance  with
Section 13.07 of the Agreement,  (iii) the registered public accounting firm's attestation report provided in accordance with Section 13.08 of the Agreement (the "Attestation  Report"),  and all servicing reports, officer's  certificates  and other  information  relating to the  servicing of the  Mortgage  Loans by the
Company  during  200[ ] that were  delivered  by the  Company to the Trust  Administrator  pursuant to the
Agreement (collectively, the "Company Servicing Information");

         (2)      Based, on my knowledge,  the Company Servicing  Information,  taken as a whole, does not contain any untrue  statement of a material  fact or omit to state a material  fact  necessary to make the statements made, in the light of the  circumstances  under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

         (3)      Based  on my  knowledge,  all  of  the  Company  Servicing  Information  required  to be provided by the Company under the Agreement has been provided to the Trust Administrator;

         (4)      I am  responsible  for  reviewing  the  activities  performed by the Company as servicer under the  Agreement,  and based on my knowledge  and the  compliance  review  conducted in preparing  the
Compliance  Statement and except as disclosed in the  Compliance  Statement,  the Servicing  Assessment or
the  Attestation  Report,  the Company has fulfilled its  obligations  under the Agreement in all material respects; and

         (5)      The  Compliance  Statement  required  to be  delivered  by the  Company  pursuant to the
Agreement,  and the Servicing  Assessment and  Attestation  Report  required to be provided by the Company
and  any  Sub-Servicer  or  Subcontractor  pursuant  to  the  Agreement,   have  been  provided  to  Trust
Administrator.  Any material  instances of noncompliance  described in such reports have been disclosed to
Trust  Administrator.  Any  material  instance  of  noncompliance  with the  Servicing  Criteria  has been disclosed in such reports.

By:_______________________________________
Name:
Title

Date:

                                                        V-1

                                                EXHIBIT W

                                    ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A.
Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
Email: cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services- CSFBMSC, [Name of Series Trust], Adjustable Rate Mortgage-Backed
        Pass-Through Certificates, [Series Name]-SEC REPORT PROCESSING

Credit Suisse First Boston Mortgage Securities Corp.
Eleven Madison Avenue
New York, New York 10010

RE: **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Article XIV of the Series Supplement dated as of  ___________________  and the Standard
Terms of Pooling and Servicing  Agreement dated February 1,  2007  (collectively,  the "Agreement") by and among the Depositor,  the Seller(s),  the Master Servicer, the Trust Administrator,  the Special Servicer,
the Modification  Oversight Agent, the Trustee and the Servicers that are party to the Series  Supplement, the  undersigned,  as  [  ],  hereby  notifies  you  that  certain  events  have  come  to  our  attention that [will] [may] need to be disclosed on Form [10-D] [ 10-K] [8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][ 10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                          ], phone
number: [                            ]; email address: [                       ].

                                                              [NAME OF PARTY],
                                                              as [role]

                                                              By:____________________________________
                                                                  Name:
                                                                  Title:

                                                        W-1

                                                EXHIBIT X

                                                [RESERVED]

                                                        X-1

                                                EXHIBIT Y

                                     ADDITIONAL FORM 10-K DISCLOSURE

-------------------------------------------------------------------------------------------------------------------
                                         ADDITIONAL FORM 10-K DISCLOSURE
-------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
                    Item on Form 10-K                                         Party Responsible
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
           Item 1B: Unresolved Staff Comments                                     Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
               Item 9B: Other Information                  Any party responsible for disclosure items on Form 8-K
Disclose any information  required to be reported on Form
8-K during the  fourth  quarter  covered by the Form 10-K
but not reported
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
    Item 15: Exhibits, Financial Statement Schedules                         Trust Administrator
                                                                                  Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Reg AB Item 1112(b): Significant Obligors of Pool Assets
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Significant Obligor Financial Information*                                        Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
*This  information need only be reported on the Form 10-D
for the distribution  period in which updated information
is required pursuant to the Item.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
   Reg AB Item 1114(b)(2): Credit Enhancement Provider
                  Financial Information
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Determining applicable disclosure threshold                                     Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
*This  information need only be reported on the Form 10-D
for the distribution  period in which updated information
is required pursuant to the Items.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
 Reg AB Item 1115(b): Derivative Counterparty Financial
                       Information
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Determining current maximum probable exposure                                   Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Determining current significance percentage                                     Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
*This  information need only be reported on the Form 10-D
for the distribution  period in which updated information
is required pursuant to the Items.
---------------------------------------------------------- --------------------------------------------------------

                                                        Y-1

---------------------------------------------------------- --------------------------------------------------------
           Reg AB Item 1117: Legal Proceedings
Any  legal  proceeding   pending  against  the  following
entities or their respective  property,  that is material
to  Certificateholders,  including any proceeding  sknown
to be contemplated by governmental authorities:
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Issuing Entity (Trust Fund)                                 Trustee, Master Servicer, Trust Administrator and
                                                                                  Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Sponsor (Seller)                                            Seller (if a party to the Agreement) or Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Depositor                                                                       Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Trust Administrator                                                        Trust Administrator
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Custodian                                                                       Custodian
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o 1110(b) Originator                                                              Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Any 1108(a)(2) Servicer (other than the Master                                  Servicer
Servicer or Trust Administrator)
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Any other party contemplated by 1100(d)(1)                                      Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
    Reg AB Item 1119: Affiliations and Relationships
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Whether (a) the Sponsor  (Seller),  Depositor  or Issuing                    Depositor as to (a)
Entity is an affiliate of the following parties,  and (b)                 Sponsor/Seller as to (a)
to the extent known and  material,  any of the  following
parties are affiliated with one another:

---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Trust Administrator                                                        Trust Administrator
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Any other 1108(a)(3) servicer                                                   Servicer
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Any 1110 Originator                                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Any 1112(b) Significant Obligor                                             Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Any other 1101(d)(1) material party                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Whether  there  are  any  "outside  the  ordinary  course                    Depositor as to (a)
business  arrangements"  other than would be  obtained in                 Sponsor/Seller as to (a)
an  arm's  length  transaction  between  (a) the  Sponsor
(Seller),  Depositor  or Issuing  Entity on the one hand,
and  (b)  any  of  the   following   parties   (or  their
affiliates)  on the other hand,  that exist  currently or
within  the past two  years  and that are  material  to a
Certificateholder's understanding of the Certificates:
---------------------------------------------------------- --------------------------------------------------------

                                                        Y-2

---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Trust Administrator                                                        Trust Administrator
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Any other 1108(a)(3) servicer                                                   Servicer
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Any 1110 Originator                                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Any 1112(b) Significant Obligor                                             Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Any other 1101(d)(1) material party                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Whether  there are any specific  relationships  involving                    Depositor as to (a)
the  transaction  or the  pool  assets  between  (a)  the                 Sponsor/Seller as to (a)
Sponsor (Seller),  Depositor or Issuing Entity on the one
hand,  and (b) any of the  following  parties  (or  their
affiliates)  on the other hand,  that exist  currently or
within the past two years and that are material:
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Trust Administrator                                                        Trust Administrator
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Any other 1108(a)(3) servicer                                                   Servicer
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Any 1110 Originator                                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Any 1112(b) Significant Obligor                                             Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
o Any other 1101(d)(1) material party                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------

                                                        Y-3

                                                EXHIBIT Z

                                          FORM OF CERTIFICATION

                            REGARDING SUBSTITUTION OF DEFECTIVE MORTGAGE LOANS

                           OFFICER'S CERTIFICATE OF DLJ MORTGAGE CAPITAL, INC.

                                            [__________], 200_

         I,  ____________,  hereby certify that I am the duly authorized  officer of DLJ Mortgage Capital,
Inc., a Delaware  corporation  ("DLJMC"),  and further certify that each of the Mortgage Loans substituted by DLJMC on _______________, 20[___] were in violation of the terms of the Mortgages related thereto.

         Capitalized  terms used but not defined  herein have the meanings  ascribed to them in the Series
Supplement  dated as of  ___________________  and the Standard  Terms of Pooling and  Servicing  Agreement
dated February 1,  2007  (collectively,  the "Agreement") by and among the Depositor,  the Seller(s),  the
Master Servicer,  the Trust  Administrator,  the Special Servicer,  the Modification  Oversight Agent, the
Trustee and the Servicers that are party to the Series Supplement.

                                                              DLJ MORTGAGE CAPITAL, INC.

                                                              ____________________________________
                                                              Name:
                                                              Title:

                                                        Z-1

                                                SCHEDULE I

                                          MORTGAGE LOAN SCHEDULE

                                 (As set forth in the Series Supplement)

                                                        I-1

                                               SCHEDULE IIA

                  Representations and Warranties of Seller - DLJ Mortgage Capital, Inc.

                  DLJMC  Mortgage  Capital,  Inc.  ("DLJ"),  in its  capacity as Seller,  hereby makes the representations  and  warranties  set forth in this  Schedule  IIA to the  Depositor,  the Trustee and the
Trust  Administrator,  as of the Closing Date, or if so specified  herein,  as of the Cut off Date or such other date as may be  specified.  DLJMC is a  corporation  duly  organized,  validly  existing and in good standing under the laws of the state of its incorporation;

         (i)      DLJMC  has full  corporate  power to own its  property,  to  carry  on its  business  as presently conducted and to enter into and perform its obligations under this Agreement;

         (ii)     the execution and delivery by DLJMC of this Agreement  have been duly  authorized by all necessary  corporate  action on the part of DLJMC; and neither the execution and delivery of this
         Agreement,  nor the consummation of the transactions herein  contemplated  hereby, nor compliance with the  provisions  hereof,  will  conflict  with or result in a breach  of,  or  constitute  a default  under,  any of the  provisions  of any law,  governmental  rule,  regulation,  judgment, decree or order  binding  on DLJMC or its  properties  or the  certificate  of  incorporation  or by-laws of DLJMC,  except those  conflicts,  breaches or defaults  which would not  reasonably be expected to have a material  adverse  effect on DLJMC's  ability to enter into this Agreement and to consummate the transactions contemplated hereby;

         (iii)    the   execution,   delivery  and   performance  by  DLJMC  of  this  Agreement  and  the
         consummation of the transactions  contemplated  hereby do not require the consent or approval of, the giving of notice  to, the  registration  with,  or the taking of any other  action in respect of, any  state,  federal or other  governmental  authority  or  agency,  except  those  consents, approvals,  notices,  registrations or other actions as have already been obtained, given or made and, in connection  with the  recordation of the Mortgages,  powers of attorney or assignments of
         Mortgages not yet completed;

         (iv)     this  Agreement  has been  duly  executed  and  delivered  by DLJMC  and,  assuming  due authorization,  execution  and  delivery  by the  Trustee,  the Trust  Administrator,  the Master
         Servicer,  the  Servicers,  the  Special  Servicer,  the  Modification  Oversight  Agent  and the
         Depositor,  constitutes  a valid  and  binding  obligation  of DLJMC  enforceable  against  it in accordance  with its terms  (subject  to  applicable  bankruptcy  and  insolvency  laws and other similar laws affecting the enforcement of the rights of creditors generally); and

         (v)      to the  knowledge  of DLJMC,  there are no  actions,  litigation,  suits or  proceedings pending or threatened  against DLJMC before or by any court,  administrative  agency,  arbitrator or governmental  body (i) with respect to any of the transactions  contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of DLJMC if  determined  adversely to DLJMC would  reasonably be expected to  materially  and adversely  affect  DLJMC's  ability to perform its  obligations  under this  Agreement;  and DLJMC is not in default with respect to any order of any court,  administrative  agency,  arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

                                                        IIA-1

                                               SCHEDULE IIB

                Representations and Warranties of Master Servicer - Wells Fargo Bank, N.A.

                  Wells Fargo Bank,  N.A.  ("Wells  Fargo"),  in its capacity as Master  Servicer,  hereby makes the  representations  and  warranties  set forth in this  Schedule IIB to the  Depositor,  the Trust
Administrator  and the Trustee,  as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

         (i)      Wells Fargo is a national  banking  association  duly  formed,  validly  existing and in good standing and is qualified  under the laws of each state where  required by applicable law or is otherwise exempt under applicable law from such qualification.

         (ii)     Wells Fargo has all  requisite  organizational  power,  authority  and capacity to enter into the  Agreement  and to perform the  obligations  required of it  thereunder.  The  Agreement
         (assuming the due  authorization  and  execution of the  Agreement by the other parties  thereto)
         constitutes a valid and legally binding  agreement of Wells Fargo  enforceable in accordance with its terms,  except as such enforceability may be limited by bankruptcy,  insolvency,  moratorium, reorganization  and similar laws, and by equitable  principles  affecting the  enforceability  of the rights of creditors.

         (iii)    None of the  execution  and delivery of the  Agreement,  the  consummation  of any other transaction  contemplated  therein,  or the  fulfillment  of or compliance  with the terms of the
         Agreement,  will result in the breach of, or  constitute a default  under,  any term or provision of the  organizational  documents of Wells Fargo or conflict with,  result in a material  breach, violation or acceleration of or constitute a material  default under,  the terms of any indenture or other  agreement  or  instrument  to which Wells Fargo is a party or by which it is bound,  or any statute,  order,  judgment, or regulation applicable to Wells Fargo of any court,  regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo.

         (iv)     There is no action,  suit,  proceeding  or  investigation  pending,  or to Wells Fargo's knowledge  threatened,  against  Wells  Fargo  before any court,  administrative  agency or other tribunal (a) asserting the invalidity of the Agreement,  (b) seeking to prevent the  consummation of any of the  transactions  contemplated  thereby or (c) which might  materially  and  adversely
         affect  the  performance  by  Wells  Fargo  of  its   obligations   under,  or  the  validity  or
         enforceability of, the Agreement.

         (v)      No  consent,  approval,  authorization  or  order  of  any  court,  regulatory  body  or governmental  agency or court is  required,  under state or federal  law prior to the  execution,
         delivery  and  performance  by  Wells  Fargo  of  the  Agreement  or  the   consummation  of  the
         transactions contemplated by the Agreement.

                                                        IIB-1

                                               SCHEDULE IIC

  Representations and Warranties of Servicer, Special Servicer and Modification Oversight Agent - Select
                                        Portfolio Servicing, Inc.

                  Select  Portfolio  Servicing,  Inc.  ("SPS"),  in its  capacities  as Servicer,  Special
Servicer and Modification  Oversight Agent,  hereby makes the  representations and warranties set forth in this Schedule IIC to the Depositor,  the Trustee,  the Trust Administrator and the Master Servicer,  as of
the  Closing  Date,  or if so  specified  herein,  as of the  Cut-off  Date or such  other  date as may be specified.

         (i)      SPS is a corporation  duly formed,  validly existing and in good standing under the laws of the  jurisdiction  of its  incorporation  and is qualified  under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

         (ii)     SPS has all  requisite  corporate  power,  authority  and  capacity  to  enter  into the
         Agreement and to perform the  obligations  required of it  thereunder.  The  Agreement  (assuming the due  authorization  and execution of the Agreement by the other parties thereto)  constitutes a valid and legally binding  agreement of SPS  enforceable in accordance  with its terms,  except as such enforceability may be limited by bankruptcy, insolvency,  moratorium,  reorganization and similar  laws,  and by  equitable  principles  affecting  the  enforceability  of the  rights  of creditors.

         (iii)    None of the  execution  and delivery of the  Agreement,  the  consummation  of any other transaction  contemplated  therein,  or the  fulfillment  of or compliance  with the terms of the
         Agreement,  will result in the breach of, or  constitute a default  under,  any term or provision of the organizational  documents of SPS or conflict with, result in a material breach,  violation or  acceleration of or constitute a material  default under,  the terms of any indenture or other agreement or instrument to which SPS is a party or by which it is bound,  or any statute,  order, judgment,  or regulation applicable to SPS of any court,  regulatory body,  administrative agency or governmental body having jurisdiction over SPS.

         (iv)     There is no action,  suit,  proceeding or investigation  pending,  or to SPS's knowledge threatened,  against SPS before any court,  administrative agency or other tribunal (a) asserting the  invalidity  of  the  Agreement,  (b)  seeking  to  prevent  the  consummation  of any of the transactions  contemplated  thereby or (c) which might  reasonably be expected to materially  and adversely  affect  the  performance  by  SPS  of  its  obligations  under,  or  the  validity  or enforceability of, the Agreement.

         (v)      No  consent,  approval,  authorization  or  order  of  any  court,  regulatory  body  or governmental  agency or court is  required,  under state or federal  law prior to the  execution, delivery  and  performance  by SPS of the  Agreement  or  the  consummation  of the  transactions contemplated by the Agreement.

         (vi)     With respect to each SPS Serviced  Mortgage  Loan and to the extent SPS has serviced any of the SPS Serviced  Mortgage Loans prior to the date of the Agreement,  SPS has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing  regulations,  accurate and complete  information (e.g.,  favorable and unfavorable) on its borrower credit files to Equifax,
         Experian and Trans Union Credit Information Company, on a monthly basis.

                                                        IIC-1

                                               SCHEDULE IID

                   Representations and Warranties of Servicer - Wells Fargo Bank, N.A.

                  Wells Fargo Bank, N.A.  ("Wells Fargo"),  in its capacity as Servicer,  hereby makes the representations  and  warranties  set forth in this  Schedule  IID to the  Depositor,  the Trustee and the
Trust  Administrator,  as of the Closing Date, or if so specified  herein,  as of the Cut-off Date or such other date as may be specified.

         (i)      Wells  Fargo is a national  banking  association  duly  organized  and in good  standing under  the  laws of the  United  States  and is  qualified  under  the laws of each  state  where required by applicable law or is otherwise exempt under applicable law from such qualification.

         (ii)     Wells Fargo has all  requisite  corporate  power,  authority  and capacity to enter into the  Agreement  and  to  perform  the  obligations  required  of  it  thereunder.  The  Agreement
         (assuming the due  authorization  and  execution of the  Agreement by the other parties  thereto)
         constitutes a valid and legally binding  agreement of Wells Fargo  enforceable in accordance with its terms,  except as such  enforceability  may be limited by  liquidation,  conservatorship  and similar laws  administered by the FDIC affecting the contract  obligations of insured banks,  and by equitable principles affecting the enforceability of the rights of creditors.

         (iii)    None of the  execution  and delivery of the  Agreement,  the  consummation  of any other transaction  contemplated  therein,  or the  fulfillment  of or compliance  with the terms of the
         Agreement,  will result in the breach of, or  constitute a default  under,  any term or provision of the  organizational  documents of Wells Fargo or conflict with,  result in a material  breach, violation or acceleration of or constitute a material  default under,  the terms of any indenture or other  agreement  or  instrument  to which Wells Fargo is a party or by which it is bound,  or any statute,  order,  judgment, or regulation applicable to Wells Fargo of any court,  regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo.

         (iv)     There is no action,  suit,  proceeding  or  investigation  pending,  or to Wells Fargo's knowledge  threatened,  against  Wells  Fargo  before any court,  administrative  agency or other tribunal (a) asserting the invalidity of the Agreement,  (b) seeking to prevent the  consummation of any of the  transactions  contemplated  thereby or (c) which might  materially  and  adversely
         affect  the  performance  by  Wells  Fargo  of  its   obligations   under,  or  the  validity  or
         enforceability of, the Agreement.

         (v)      No  consent,  approval,  authorization  or  order  of  any  court,  regulatory  body  or governmental  agency or court is  required,  under state or federal  law prior to the  execution,
         delivery  and  performance  by  Wells  Fargo  of  the  Agreement  or  the   consummation  of  the
         transactions contemplated by the Agreement.

                                                        IID-1

                                               SCHEDULE IIE

              Representations and Warranties of Servicer - GreenPoint Mortgage Funding, Inc.

                  GreenPoint,   in  its  capacity  as  Servicer,  hereby  makes  the  representations  and warranties set forth in this Schedule IIE to the Depositor,  the Trustee,  the Trust Administrator and the
Master Servicer,  as of the Closing Date, or if so specified  herein, as of the Cut-off Date or such other date as may be specified.

         (i)      GreenPoint is a corporation  duly formed,  validly  existing and in good standing  under the laws of the jurisdiction of its  incorporation  and is qualified under the laws of each state where  required  by  applicable  law or is  otherwise  exempt  under  applicable  law  from  such qualification.

         (ii)     GreenPoint has all requisite  corporate power,  authority and capacity to enter into the
         Agreement and to perform the  obligations  required of it  thereunder.  The  Agreement  (assuming the due  authorization  and execution of the Agreement by the other parties thereto)  constitutes a valid and legally  binding  agreement of GreenPoint  enforceable in accordance  with its terms,
         except  as  such   enforceability   may  be  limited  by  bankruptcy,   insolvency,   moratorium,
         reorganization  and similar laws, and by equitable  principles  affecting the  enforceability  of the rights of creditors.

         (iii)    None of the  execution  and delivery of the  Agreement,  the  consummation  of any other transaction  contemplated  therein,  or the  fulfillment  of or compliance  with the terms of the
         Agreement,  will result in the breach of, or  constitute a default  under,  any term or provision of the  organizational  documents of GreenPoint or conflict  with,  result in a material  breach, violation or acceleration of or constitute a material  default under,  the terms of any indenture or other  agreement or instrument to which  GreenPoint is a party or by which it is bound, or any statute,  order, judgment, or regulation applicable to GreenPoint of any court,  regulatory body, administrative agency or governmental body having jurisdiction over GreenPoint.

         (iv)     There is no action,  suit,  proceeding  or  investigation  pending,  or to  GreenPoint's knowledge  threatened,  against  GreenPoint  before  any  court,  administrative  agency or other tribunal (a) asserting the invalidity of the Agreement,  (b) seeking to prevent the  consummation of any of the  transactions  contemplated  thereby or (c) which might  reasonably  be expected to materially and adversely  affect the performance by GreenPoint of its  obligations  under, or the validity or enforceability of, the Agreement.

         (v)      No  consent,  approval,  authorization  or  order  of  any  court,  regulatory  body  or governmental  agency or court is  required,  under state or federal  law prior to the  execution, delivery and performance by GreenPoint of the Agreement or the  consummation of the  transactions contemplated by the Agreement.

         (vi)     With  respect  to  each  GreenPoint   Serviced  Mortgage  Loan,   GreenPoint  has  fully
         furnished,  in accordance with the Fair Credit  Reporting Act and its  implementing  regulations, accurate and complete  information  (e.g.,  favorable  and  unfavorable)  on its borrower  credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

                                                        IIE-1

                                               SCHEDULE IIF

         Representations and Warranties of Servicer - Washington Mutual Mortgage Securities Corp.

                  WMMSC, in its capacity as a Servicer,  hereby makes the  representations  and warranties set forth in this  Schedule  IIF to the  Depositor,  the  Trustee and the Trust  Administrator,  as of the
Closing Date, or if so specified herein, as of the Cut off Date or such other date as may be specified.

         (i)      WMMSC is a corporation  duly  incorporated,  validly existing and in good standing under the laws of the jurisdiction of its  incorporation  and is qualified under the laws of each state where  required  by  applicable  law or is  otherwise  exempt  under  applicable  law  from  such qualification.

         (ii)     WMMSC has all  requisite  corporate  power,  authority  and  capacity  to enter into the
         Agreement and to perform the  obligations  required of it  thereunder.  The  Agreement  (assuming the due  authorization  and execution of the Agreement by the other parties thereto)  constitutes a valid and legally binding agreement of WMMSC  enforceable in accordance with its terms,  except as such enforceability may be limited by bankruptcy, insolvency,  moratorium,  reorganization and similar  laws,  and by  equitable  principles  affecting  the  enforceability  of the  rights  of creditors.

         (iii)    None of the  execution  and delivery of the  Agreement,  the  consummation  of any other transaction  contemplated  therein,  or the  fulfillment  of or compliance  with the terms of the
         Agreement,  will result in the breach of, or  constitute a default  under,  any term or provision of the  organizational  documents  of  WMMSC or  conflict  with,  result  in a  material  breach, violation or acceleration of or constitute a material  default under,  the terms of any indenture or other  agreement  or  instrument  to which  WMMSC is a party or by which it is  bound,  or any statute,  order,  judgment,  or  regulation  applicable to WMMSC of any court,  regulatory  body, administrative agency or governmental body having jurisdiction over WMMSC.

         (iv)     There is no action, suit,  proceeding or investigation  pending, or to WMMSC's knowledge threatened,  against  WMMSC  before  any  court,  administrative  agency  or other  tribunal  (a)
         asserting the  invalidity of the  Agreement,  (b) seeking to prevent the  consummation  of any of the  transactions  contemplated  thereby or (c) which might  materially and adversely  affect the performance  by WMMSC of its  obligations  under,  or the  validity  or  enforceability  of,  the
         Agreement.

         (v)      No  consent,  approval,  authorization  or  order  of  any  court,  regulatory  body  or governmental  agency or court is  required,  under state or federal  law prior to the  execution, delivery and  performance  by WMMSC of the  Agreement  or the  consummation  of the  transactions contemplated by the Agreement.

         (vi)     With respect to each WMMSC  Serviced  Mortgage  Loan,  WMMSC has  furnished  information regarding  its  borrower  credit  files  to  credit  reporting  agencies  on a  monthly  basis in
         compliance  with  the  provisions  of  the  Fair  Credit   Reporting  Act  and  its  implementing
         regulations applicable to WMMSC.

                                                        IIF-1

                                               SCHEDULE III

                         Representations and Warranties of DLJMC - Mortgage Loans

                  DLJMC, in its capacity as Seller,  hereby makes the  representations  and warranties set forth in this Schedule III to the Depositor,  the Trustee and the Trust  Administrator,  as of the Closing
Date,  or if so  specified  herein,  as of the Cut off Date or such other date as may be  specified,  with respect to the Mortgage Loans identified on Schedule I hereto, except as specified herein.

                  (i)      The  information  set forth in Schedule I, with respect to the Mortgage  Loans, is complete, true and correct in all material respects;

                  (ii)     No Mortgage  Loan is 30 days or more  contractually  delinquent  in payment and there are no material defaults under the terms of any Mortgage Loan;

                  (iii)    All taxes,  governmental  assessments,  insurance  premiums,  water,  sewer and municipal  charges,  leasehold payments or ground rents which previously became due and owing  have been paid,  or escrow  funds  have been  established  in an amount  sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

                  (iv)     The  terms of the  Mortgage  Note  and the  Mortgage  have  not been  impaired, waived,  altered or  modified  in any  respect,  except by written  instruments which  have  been  recorded  or sent  for  recording  to the  extent  any  such recordation  is required by law,  or,  necessary to protect the interest of the
                           Depositor.  No other instrument of waiver,  alteration or modification has been executed,  and no Mortgagor has been  released,  in whole or in part,  from the terms  thereof  except in  connection  with an  assumption  agreement and which assumption  agreement is part of the  Mortgage  File and the terms of which are reflected in Schedule  IA; the  substance  of any such  waiver,  alteration  or modification has been approved by the issuer of any related  Mortgage  Guaranty
                           Insurance  Policy and title  insurance  policy,  to the extent  required by the related policies;

                  (v)      The Mortgage Note and the Mortgage are not subject to any right of  rescission, set-off,  counterclaim or defense,  including,  without limitation, the defense of usury,  nor will the  operation of any of the terms of the Mortgage  Note or the  Mortgage,  or the  exercise of any right  thereunder,  render the Mortgage
                           Note or Mortgage  unenforceable,  in whole or in part,  or subject to any right of  rescission,  set-off,  counterclaim  or defense,  including  the defense of usury,  and no such right of rescission,  set-off,  counterclaim or defense has been asserted with respect thereto;

                  (vi)     All  buildings or other  customarily  insured  improvements  upon the Mortgaged
                           Property are insured by an insurer  acceptable  under the FNMA Guides,  against loss by fire,  hazards  of  extended  coverage  and such  other  hazards as are provided  for in the  FNMA  Guides  or by  FHLMC,  as  well  as all  additional requirements  set forth in Section 4.09  of this  Agreement.  All such standard hazard  policies  are in full force and  effect and on the date of  origination contained  a standard  mortgagee  clause  naming  DLJMC and its  successors  in interest  and  assigns as loss payee and such clause is still in effect and all premiums  due  thereon  have been  paid.  If  required  by the  Flood  Disaster
                           Protection  Act of 1973,  as amended,  the Mortgage  Loan is covered by a flood

                                                        III-1

                           insurance  policy  meeting the  requirements  of the current  guidelines of the
                           Federal  Insurance  Administration  which  policy  conforms  to FNMA and  FHLMC requirements,  as well as all additional requirements set forth in Section 4.09 of this Agreement.  Such policy was issued by an insurer  acceptable under FNMA or FHLMC  guidelines.  The  Mortgage  obligates  the  Mortgagor  thereunder  to maintain all such  insurance at the  Mortgagor's  cost and expense,  and on the
                           Mortgagor's  failure  to do  so,  authorizes  the  holder  of the  Mortgage  to maintain  such  insurance  at the  Mortgagor's  cost  and  expense  and to seek reimbursement therefor from the Mortgagor;

                  (vii)    Each Mortgage  Loan at the time it was made  complied in all material  respects
                           with  all  applicable  local,  state  and  federal  laws,  including,   without
                           limitation,  usury,  equal credit  opportunity,  disclosure,  recording and all applicable predatory and abusive lending laws;

                  (viii)   The related  Mortgage is a valid,  subsisting,  enforceable and perfected first lien on the  Mortgaged  Property,  including  for  Mortgage  Loans that are not
                           Cooperative   Loans,   all  buildings  on  the   Mortgaged   Property  and  all
                           installations   and   mechanical,   electrical,   plumbing,   heating  and  air
                           conditioning systems affixed to such buildings, and all additions,  alterations and  replacements  made at any time with respect to the foregoing  securing the
                           Mortgage  Note's  original  principal  balance.  The  Mortgage and the Mortgage
                           Note do not contain any evidence of any security  interest or other interest or right  thereto.  Such lien is free and clear of all adverse  claims,  liens and encumbrances  having  priority  over the  first  lien,  as  applicable,  of the
                           Mortgage subject only to (1) the lien of  non-delinquent  current real property taxes and  assessments not yet due and payable,  (2) covenants,  conditions and restrictions,  rights of way,  easements and other matters of the public record as  of  the  date  of  recording  which  are  acceptable  to  mortgage  lending institutions  generally  and  either  (A) which are  referred  to or  otherwise considered in the appraisal  made for the  originator of the Mortgage  Loan, or
                           (B)  which  do not  adversely  affect  the  appraised  value  of the  Mortgaged
                           Property as set forth in such  appraisal,  and (3) other  matters to which like properties  are commonly  subject which do not  materially  interfere  with the benefits of the  security  intended to be provided by the  Mortgage or the use, enjoyment,  value or  marketability  of the  related  Mortgaged  Property.  Any security  agreement,  chattel  mortgage or equivalent  document  related to and delivered  in  connection  with the  Mortgage  Loan  establishes  and creates a valid,  subsisting,  enforceable  and perfected  first lien and first  priority security  interest on the property  described  therein,  and the Seller has the full right to sell and assign the same to the Depositor;

                  (ix)     The  Mortgage  Note and the related  Mortgage are original and genuine and each is the legal,  valid and binding  obligation of the maker thereof,  enforceable
                           in  all  respects  in  accordance   with  its  terms  subject  to   bankruptcy,
                           insolvency,  moratorium,  reorganization and other laws of general  application affecting the rights of creditors and by general equitable principles;

                  (x)      DLJMC or its  affiliate  is the sole owner of record and holder of the Mortgage
                           Loan and the  indebtedness  evidenced by the Mortgage Note.  Immediately  prior to the transfer  and  assignment  to the  Depositor  on the Closing  Date,  the

                                                        III-2

                           Mortgage Loan,  including the Mortgage Note and the Mortgage,  were not subject to an assignment or pledge,  and DLJMC had good and marketable title to and was the sole owner  thereof  and had full right to transfer  and sell the  Mortgage
                           Loan to the Depositor free and clear of any encumbrance,  equity, lien, pledge, charge,  claim or  security  interest  and has the  full  right  and  authority subject to no  interest  or  participation  of, or  agreement  with,  any other party,  to sell and  assign the  Mortgage  Loan and  following  the sale of the
                           Mortgage  Loan, the Depositor will own such Mortgage Loan free and clear of any encumbrance,  equity,  participation  interest,  lien, pledge, charge, claim or security interest;

                  (xi)     There are no  mechanics'  or similar  liens or claims which have been filed for work,  labor or material  (and no rights are  outstanding  that under law could give rise to such liens) affecting the related Mortgaged  Property which are or may be liens prior to or equal to the lien of the related Mortgage;

                  (xii)    All  improvements  subject to the Mortgage which were considered in determining the appraised value of the Mortgaged  Property lie wholly within the boundaries and building  restriction  lines of the  Mortgaged  Property (and wholly within the  project  with  respect  to a  condominium  unit)  except  for  de  minimis encroachments  permitted  by the FNMA  Guide and which  have been  noted on the appraisal or the title policy  affirmatively  insures against loss or damage by reason of any violation,  variation or encroachment adverse circumstances which is either disclosed or would have been disclosed by an accurate survey,  and no improvements  on adjoining  properties  encroach  upon the  Mortgaged  Property except those which are insured against by the title  insurance  policy referred to in clause (v) above or are  acceptable  under FNMA or FHLMC  guidelines  and all  improvements  on the  property  comply  with  all  applicable  zoning  and subdivision laws and ordinances;

                  (xiii)   The Mortgaged  Property is not subject to any material  damage by waste,  fire,
                           earthquake,   windstorm,  flood  or  other  casualty.  At  origination  of  the
                           Mortgage Loan there was, and there currently is, no proceeding  pending for the total or partial condemnation of the Mortgaged Property;

                  (xiv)    Each  Mortgage  Loan has been  serviced in all material  respects in compliance with accepted servicing practices;

                  (xv)     With  respect  to each  Cooperative  Loan,  the  related  Mortgage  is a valid, enforceable and subsisting first security  interest on the related  Cooperative
                           Shares  securing the related  Mortgage  Note,  subject only to (a) liens of the
                           Cooperative  Property for unpaid  assessments  representing the Mortgagor's pro rata share of the  Cooperative  Property's  payments for its blanket  mortgage, current and future real property taxes,  insurance  premiums,  maintenance fees and other  assessments  to which like  collateral  is commonly  subject and (b)
                           other  matters  to which  like  collateral  is  commonly  subject  which do not materially  interfere with the benefits of the security intended to be provided by the Security  Agreement.  There are no liens against or security interest in the  Cooperative  Shares relating to each  Cooperative  Loan (except for unpaid maintenance,  assessments  and other  amounts  owed to the related  Cooperative
                           Property  which  individually  or in the  aggregate  will not  have a  material

                                                        III-3

                           adverse  effect on such  Cooperative  Loan),  which have  priority over DLJMC's security interest in such Cooperative Shares;

                  (xvi)    The Mortgage Loan complies with all terms,  conditions and  requirements of the originator's  underwriting  standards in effect at the time of  origination  of such Mortgage Loan;

                  (xvii)   Each    Mortgage    Loan    constitutes    a    qualified     mortgage    under
                           Section 860G(a)(3)(A)     of    the    Code    and     Treasury     Regulations
                           Section 1.860G-2(a)(1);

                  (xviii)  With  respect to each  Mortgage  Loan sold by any Seller,  to the  knowledge of
                           DLJMC,  (i) no  borrower  obtained a prepaid  single-premium  credit  insurance policy in connection with the origination of a Mortgage Loan,  (ii) the related
                           Servicer of each such Mortgage  Loan has fully  furnished,  in accordance  with the Fair Credit  Reporting Act and its implementing  regulations,  accurate and complete  information  on its borrower  credit  files to Equifax,  Experian and
                           Trans Union Credit  Information  Company,  on a monthly  basis;  (iii) no  such
                           Mortgage  Loan will  impose a  Prepayment  Penalty for a term in excess of five years;  and (iv) with  respect to any Mortgage  Loans that are on  manufactured housing,  such housing  will be the  principal  residence of the borrower  upon origination of such mortgage loan;

                  (xix)    DLJMC has  delivered or caused to be delivered to the Trustee or the  Custodian on behalf of the Trustee  the  original  Mortgage  bearing  evidence  that such instruments  have  been  recorded  in the  appropriate  jurisdiction  where the
                           Mortgaged  Property  is  located  as  determined  by  DLJMC  (or in lieu of the original of the Mortgage or the  assignment  thereof,  a duplicate or conformed copy of the Mortgage or the instrument of assignment,  if any,  together with a certificate  of receipt  from DLJMC or the  settlement  agent who  handled  the closing of the Mortgage  Loan,  certifying  that such copy or copies  represent true and correct copies represent true and correct  copy(ies) of the originals)
                           and that such original(s)  have been or are currently  submitted to be recorded in the appropriate  governmental recording office of the jurisdiction where the
                           Mortgaged  Property is located or a  certification  or receipt of the recording authority evidencing the same;

                  (xx)     The Mortgage File contains each of the documents  specified in  Section 2.01(b)
                           of this Agreement;

                  (xxi)    No Mortgage Loan sold by the Seller secured by a Mortgaged  Property located in the State of  Georgia  was  originated  on or after  October 1, 2002 and before
                           March 7, 2003 and no Mortgage  Loan  secured by Mortgaged  Property  located in the State of Georgia that was  originated  on or after March 7, 2003 is a "high cost home  loan" as defined  in the  Georgia  Fair  Lending  Act (HB 1361),  as amended;

                  (xxii)   With respect to each Cooperative  Loan, the Cooperative  Shares that is pledged
                           as   security   for  the   Cooperative   Loan  is  held  by  a   person   as  a
                           tenant-stockholder  (as defined in  Section 216  of the Code) in a  cooperative housing corporation (as defined in Section 216 of the Code);

                                                        III-4

                  (xxiii)  None of the  Mortgage  Loans sold by the Seller are  classified  as (a) a "high cost mortgage" loan under the Home Ownership and Equity  Protection Act of 1994 or (b) a  "high  cost  home,"  "covered,"  "high  cost,"  "high  risk  home" or
                           "predatory" loan under any other applicable state, federal or local law;

                  (xxiv)   With respect to each Mortgage Loan,  (a) the  Mortgage Loan was originated by a mortgagee  approved by the Secretary of Housing and Urban Development  pursuant to  sections  203 and 211 of the  National  Housing  Act,  a  savings  and loan association,  a savings  bank,  a  commercial  bank,  credit  union,  insurance company or similar  institution  which is supervised  and examined by a federal or state  authority or (b) at the time the Mortgage  Loan was  originated,  the originator  was a mortgagee duly licensed as required by the State within which
                           the  Mortgage  Loan  was  originated,   and  was  subject  to  supervision  and
                           examination conducted by the applicable State authority of such State;

                  (xxv)    With respect to each Mortgage Loan that has a Prepayment Premium feature,  each such Prepayment  Premium is enforceable and, at the time such Mortgage Loan was originated,  each Prepayment  Premium complied with applicable  federal,  state and local law, subject to federal preemption where applicable;

                  (xxvi)   The  related  Servicer  of each  Mortgage  Loan sold by the  Seller  will fully furnish,  in accordance with the Fair Credit Reporting Act and its implementing regulations,  accurate and complete information on its borrower credit files to
                           Equifax,  Experian and Trans Union  Credit  Information  Company,  on a monthly basis;

                  (xxvii)  With respect to the Conforming  Loans, the original  principal  balance of each such Mortgage Loan is within  Freddie Mac's dollar amount limits for conforming one- to four-family Mortgage Loans;

                  (xxviii) Each  Mortgage  Loan  that  is  secured  by  residential  real  property  (or a leasehold  interest  therein)  has a  loan-to-value  ratio  of  100% or less by
                           Cut-Off Date Principal Balance;

                  (xxix)   No Mortgage  Loan sold by the Seller is a "High Cost Loan" or  "Covered  Loan,"
                           as applicable,  as such terms are defined in the then current Standard & Poor's
                           LEVELS® Glossary which is now Version 5.7 Revised,  Appendix E, in effect as of the Closing Date; and

                  (xxx)    With  respect to any  Mortgage  Loan  originated  on or after  August 1,  2004, neither the  related  Mortgage  nor the  related  Mortgage  Note  requires  the related  Mortgagor to submit to arbitration to resolve any dispute  arising out of or relating in any way to the Mortgage Loan.

                                                        III-5